UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Peter Davidson, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2022 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2022. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2022, the TCW Funds held total net assets of approximately $9.7 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks declined 14.6% (S&P 500 Total Return Index) during the one-year period ending October 31, 2022, as a dramatic spike in inflation forced the U.S. Federal Reserve to aggressively hike interest rates and shift its monetary policy from one of quantitative easing to that of quantitative tightening. In the Fall of 2021, the Fed had been content to allow inflation to run above its 2% target given the challenge which the COVID-19 pandemic posed for the economic growth outlook, but Fed Chair Powell was ultimately forced to acknowledge that inflationary pressures were extending beyond supply chain-related “transitory” factors. As unemployment dipped below 5% and inflation surged to a 30-year high, the Fed announced a tapering of its asset purchase program that was to extend through the first quarter of this year, but by January, stocks and most other risk assets endured sharp sell-offs upon the realization that the Fed would be forced to aggressively hike interest rates to contend with still-accelerating inflation. Russia’s invasion of Ukraine in February served to exacerbate inflation worries, as the adoption of sanctions by most Western nations led to a sharp increase in energy prices and the prospect of recession in Europe. At its March policy-setting meeting, the Fed hiked its reference rate by 25 basis points and followed that up with 5 successive rate hikes over the following eight months for a cumulative 3.75% rate rise.

Over that same time frame, the yield on the 10-year U.S. Treasury Note surged from 2.15% to 4.05%, forcing interest rates higher across the broader economy. Most macroeconomic data in the U.S. began to exhibit weakness, with the notable exception of the labor market, which remained tight with unemployment below 4% and job creation still robust. However, the near-doubling of 30-year mortgage rates began to weigh heavily on the housing market, and elsewhere companies highlighted the need to boost prices given the sharp rise in most input prices. The reality of higher interest rates — and thus higher discount rates and lower stock multiples — coupled with worries about persistent inflation and rising economic recession risk, drove equity prices lower, with growth stocks and technology names bearing the brunt of the sell-off. Central banks across the globe were also forced to hike rates to address inflation pressures and to defend their currencies relative to the skyrocketing U.S. dollar (the U.S. Dollar Index (DXY) which advanced 16.6% in the first 10 months of calendar year 2022). While Europe’s economic growth prospects looked grim given the ongoing war in Ukraine, China’s growth trajectory was hit by strict enforcement of a zero-COVID policy as well as a severe downturn in the property sector.

Looking Ahead

Looking forward, it remains quite likely that the Fed will follow through on its stated intention of hiking its reference rate to at least the 5% level between now and year end. However, investors are betting that the Fed will be able to “pivot” from its aggressive cycle of rate hikes to a pause whereby the lagged effect of the Fed’s policy might lead to a reassuring decline in the pace of inflation. Indeed, most commodity prices are showing sharp declines as supply chain bottlenecks show more definitive signs of resolution, and most macroeconomic indicators are reflecting a substantial fall-off in economic activity, even if the labor market has yet to soften. And, should inflation modulate in the coming months, the avoidance of

2

Letter to Shareholders (Continued)

further rate hikes could limit the magnitude and duration of an economic slowdown or recession. Encouragingly, U.S. corporate earnings reports for the third quarter have been more resilient than expected (with a few noteworthy exceptions). At the same time, stock multiples have already experienced substantial compression during the course of the year (P/E’s (price to earnings ratios) are now at roughly 17 times forward earnings). Naturally, an important consideration is the extent to which the economic slowdown will force corporate earnings growth expectations lower for next year — they are presently at around 5% per the Bloomberg consensus. Given the fact that the trajectories of inflation, growth, and central bank policy remain in flux across the globe — with considerable uncertainty associated with the war in Ukraine — we underscore the potential for a period of protracted choppiness in the equity markets. Against this backdrop, our equity portfolio managers and analysts continue to seek out those quality companies which possess resilience, strong balance sheets, and skilled management that will ultimately separate the winners from the losers during such a period of heightened uncertainty.

In closing, I’d like to express my personal appreciation for your present and historical sponsorship of the TCW Funds. Following more than 20 years at the Advisor, I will be retiring at the end of the year, turning that role over to Katie Koch, who will arrive in early 2023 as the CEO of TCW/Metropolitan West. It has been my honor to preside over the growth of the Funds and gratifying to work with the disciplined investment professionals in their management through good and more difficult circumstances alike. We manage our entire business on the basis of team management to help ensure seamless transitions to the next generation, and I am certain that Katie will collaborate closely with our long-tenured colleagues to continue to build on the excellence of the Firm. Most importantly, I take my leave with great confidence in knowing that the stewardship of the Funds and your assets are in good hands.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, we invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

3

TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2022, the TCW Artificial Intelligence Equity Fund (the “Fund”) returned -37.81% and -37.85% on its I Class and N Class shares, respectively, while the Russell 3000 Growth Index returned -24.67% over the same period.

Strongest and Weakest Performers

As the global economy reopened post-COVID, inflationary pressures have led to the highest inflation rates in the last 40 years. As a result, central banks globally have increased interest rates to combat inflation. The higher rates have caused concerns for the overall equity market. A major concern is a potential recession caused by a tightening of the money supply leading to lower growth rates. The higher discount rate used to value companies has also decreased the value of the overall equity market. Valuations of companies with high growth rates have declined more than the broader market, because they are more sensitive to changes in discount rate assumptions.

While the investment environment has been challenging, the pace of innovation has not changed and we continue to see Artificial Intelligence as a multi-decade growth opportunity. We believe there are still exciting developments of many AI technologies across various industries and believe the investable opportunities will continue to exist.

Our two biggest stock contributors during the year were Enphase Energy and Check Point Software Technologies.

Enphase Energy was our top performer in the period as energy stocks soared, along with energy prices. Along with inflation generally driving up prices of many goods and services around the world, Enphase shares continued their strong run as the company reported second quarter earnings and offered an optimistic outlook for coming quarters. This was driven by a steep increase in sales, particularly in Europe, which grew 69% quarter-over-quarter. The increase is mostly attributable to the soaring energy prices across the continent, a consequence of Russia’s invasion of Ukraine, which has led many European countries to reduce the amount of fuel they purchase from Russia. Still, approximately 80% of Enphase’s revenues came from the U.S., suggesting there may be ample room for further growth in Europe as energy prices are expected to stay elevated.

Check Point Software was a second-best performer in the period after we initiated a position in the company in the third quarter in order to increase our exposure to international companies. Check Point is an Israel-based company that offers a variety of software and hardware cybersecurity products and services to help its customers protect their data and networks.

Check Point shares surged late in October following a strong third quarter earnings report. Notably, analysts were impressed with the growth of billings (8% year-over-year versus 6% in the second quarter), as well as revenues and margin that beat consensus expectations. The strong performance is especially impressive, given the company’s exposure to European markets, although we believe this is a testament to the company’s critical products and recession-resistant qualities.

Our two weakest stock contributors during the year were Meta Platforms and Alphabet.

Meta Platforms’ and Alphabet’s shares both struggled in the period as inflation hit 40-year highs, interest rates were hiked, and big tech companies were scrutinized for their data collection practices and security protocols.

4

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

Meta’s difficult year culminated in October, after the company reported third quarter earnings that missed estimates. Notably, investors were concerned with Meta’s rising costs, especially its investments into the future of the metaverse, and the expectation for lower revenues in the coming quarter. CEO Mark Zuckerberg said the company has seen weakness from marketers as the economy has seen turmoil this year, and expects total expenses to grow by approximately $10 billion next year (more than a 10% increase from the current year). Much of this spending would be for research and development of virtual reality and the metaverse, which as of now is not bringing any meaningful revenues to the company. Zuckerberg pleaded to investors, asking them to stay “patient” with the company, he still fully believes in the future of the metaverse and expects the cost/reward issues to be resolved over time.

While the company has faced increased pressure from analysts and investors recently, we still believe that Meta is a key player in the development of artificial intelligence and the supporting technologies that make it possible. While weakening economic conditions have impacted the company, we still have conviction in the business model and company management.

Alphabet, the parent company of Google, has been impacted similarly by the difficult economic landscape. Notably, the demand for digital advertising, which has held up relatively well this year, has been questioned as analysts expect companies to cut back on spending. Company executives did recognize that ad spending is correlated with macroeconomic trends although executives reassured investors that ad sales continued to show resilience. In August, news also broke that the Biden administration is preparing to sue the company for alleged anticompetitive behavior within the digital advertising market, but CEO Sundar Pichai noted that TikTok’s surging popularity and Apple and Microsoft’s performance in recent years contradicted the administration’s position.

While there are numerous macroeconomic and geopolitical trends that have hindered growth within the economy and hurt equity markets, we still believe that artificial intelligence will have a major impact on how we do business and experience everyday life. We will remain diligent in our outlook of artificial intelligence and analysis of the companies that are driving the continued evolution of the technology.

AI Outlook and Recent Developments

We believe AI will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act, has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver behind improving productivity. AI very well could end the period of stagnant productivity growth in the U.S. We believe that AI-technology-driven improvements to productivity could, similar to the 1990’s, drive corporations to invest in more capital and labor intensive projects, accelerating

5

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

growth, improving profitability, and expanding equity valuations. We believe the trend towards AI-enhanced products is accelerating and we highlight recent developments as evidence:

Alphabet’s CEO Expect Next $1 Trillion Will Come From Search and Artificial Intelligence. In a recent interview, Sundar Pichai proclaimed Alphabet’s next trillion dollars in market cap valuation would come from Search, powered by AI. Pichai noted that even though Search is the company’s oldest service, humans have more need for information than ever before. He believes that AI will be essential in improving search results and providing consumers with relevant data and information as quickly as possible. Aside from Search, Pichai also mentioned how AI played an important role in Google’s cloud, YouTube and app store business segments. Mark Bergen and Bloomberg. Fortune. Google CEO Sundar Pichai says the company’s next $1 trillion will come from its oldest product. November 17, 2021 (https://fortune.com/2021/11/17/alphabet-google-ceo-sundar-pichai-next-trillion-internet-search-cloud-ai/)

Meta Platforms is Building its First Supercomputer. Meta announced that it has spent the last two years quietly working on a new AI supercomputer named the AI Research SuperCluster (RSC). Meta has speculated for years that artificial intelligence may be the answer to assisting the company in monitoring and controlling hateful and dangerous posts on Facebook and the RSC project may potentially fill that role, and others. Meta believes the finished product will result in the RSC being the fastest supercomputer in the world, capable of performing five quintillion operations per second. Microsoft and NVIDIA are other notable tech companies that possess their own supercomputers, both companies have various uses and end goals with the technology. Rachel Metz. CNN Business. Meta is building an AI supercomputer. January 24, 2022 (https://www.cnn.com/2022/01/24/tech/meta-supercomputer/index.html)

Apple Acquires Startup that Creates Music Using Artificial Intelligence. In February, Apple announced that it had acquired AI Music, a startup that uses artificial intelligence to create or select music for a user depending on the user’s mood. The idea is that the music can adapt depending on the situation: if, for example, the user is exercising, the music can be upbeat; if the user is playing a video game, the music can match the mood. The technology has numerous applications, AI Music states their goal is to “give consumers the power to choose the music they want” in any situation. The acquisition is especially notable as Apple reportedly decreased its acquisition spending to $33 million in 2021, down $1.5 billion in 2020. Mark Gurman. Time. Apple Has Bought a Startup That Uses AI to Make Music to Fit Your Mood. February 7, 2022 (https://time.com/6146000/apple-ai-music/)

NVIDIA Launches Mapping Platform for Autonomous Vehicles. At the company’s GTC Event in March, NVIDIA announced it would offer a mapping platform intended to improve the driving capabilities of fully autonomous vehicles across the world. NVIDIA’s CEO, Jensen Huang said that the new product, Drive Map, would provide ground-truth coverage of over 300,000 miles of roadway across North America, Europe, and Asia by 2024. Last year, NVIDIA acquired DeepMap, a mapping startup that provides centimeter-level accuracy of roads and their conditions. Coupled with the announcement, NVIDIA highlighted the future of its Drive Hyperion product, which Mercedes, Volvo, Lucid and other companies in the self-driving industry use for driver assistance features. Rebecca Bellan. TechCrunch. NVIDIA launched a mapping product for the autonomous vehicle industry. March 22, 2022 (https://techcrunch.com/2022/03/22/nvidia-launched-a-mapping-product-for-the-autonomous-vehicle-industry/)

Tesla’s Full Self-Driving Technology has Made Big Leaps Since its Release. Years ago, the company predicted that full self-driving (FSD) would be available between 2019 and 2020, although certain obstacles

6

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

have arisen that have pushed those estimates back. In September of 2021, Tesla began offering its FSD software to certain drivers based off their car model and safety ratings. Since its release, there are now over 100,000 FSD testers on the road, with the growing number being part of what has improved the software; as Teslas gather and share data, the software becomes more powerful and intelligent. The FSD equipped models still require a human ready to intervene, but with proper precautions, already seem capable of handling 95% of situations that one may run into on the road. Al Root. Dow Jones Newswires. Tesla’s ‘Full Self Driving’ Is Getting Better. Why that’s Good for the Stock. April 8, 2022 (https://blinks.bloomberg.com/news/stories/RA0TCI073NCX)

Cruise Starts Charging Fees for Autonomous Taxis in San Francisco. After many hurdles, mostly related to safety regulations, GM’s Cruise officially began charging patrons for autonomous taxi services in San Francisco in June. The company offered free autonomous taxi services and autonomous taxi services with safety drivers, but this marks a big milestone for the company, which can now fully operate in San Francisco with very few limitations. As of now, Cruise is only using 30 cars and operating in a small area of the city, but the program is expected to ramp up exponentially as the AI behind the driverless vehicles gets better and better. Cruise’s CEO recently commented that the company expects to have hundreds of taxis in operation by the end of the year. Jameson Dow. Electrek. GM Cruise takes first fares for paid driverless taxi in San Francisco. June 23, 2022 (https://electrek.co/2022/06/23/gm-cruise-takes-first-fares-for-paid-driverless-taxi-in-san-francisco/)

Uber Partners with Motional to Offer Driverless Taxi Rides and Deliveries. In October, Uber announced that it had reached an agreement to partner with Motional to offer driverless rides and deliveries, almost two years after the company sold its autonomous driving division. Motional, which is a joint venture between Hyundai and Aptiv, will provide IONIQ 5 robotaxis to Uber to be used for the rides. Executives claimed this was a big move in the widespread adoption of autonomous driving services. The companies have a history together as well, previously partnering for driverless Uber Eats deliveries back in May of this year. Jackie Davalos. Bloomberg. Uber Revives Self-Driving Taxi Dreams, Plans to Start This Year. October 6, 2022 (https://blinks.bloomberg.com/news/stories/RJAR27DWLU68)

Concluding Remarks

Finally, we continuously survey the artificial intelligence investment landscape by drawing upon our deep technical knowledge and fundamental research efforts. Our research effort seeks the most attractive opportunities in the AI ecosystem. We appreciate your confidence in and support of the TCW Artificial Intelligence Equity Fund.

7

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 09/01/2017)	(37.81)%	6.96%	7.88%	—	8.91%
Class N (Inception: 09/01/2017)	(37.85)%	6.85%	7.79%	—	8.83%
Russell 3000 Growth Index	(24.67)%	11.31%	12.07%	—	12.79%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

8

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2022, the TCW Conservative Allocation Fund (the “Fund”) posted a return of -16.80% for the I Class and -17.08% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg U.S. Aggregate Bond Index returned -14.94% over the same time period.

The Fund posted negative returns over the past year with the biggest detractors coming from the TCW Select Equity Fund and the TCW Artificial Intelligence Equity Fund. The best returns within equities came from the TCW Relative Value Large Cap Fund. Within Fixed Income, the strongest returns came from the Metropolitan West Low Duration Bond Fund and the Metropolitan West Unconstrained Bond Fund.

As of the end of October, the allocation for the Fund was 31% equities, 9% alternatives and 60% fixed income. The fund had an underweight to equities along with overweight allocations to fixed income and alternatives relative to its blended index. The baseline allocation is 40% Equities and 60% Fixed Income. Over the past 12 months, the Fund had decreased the allocation to equities, specifically large growth funds. Within Equities, the allocation to large and mid cap value funds were increased giving the Fund an overweight allocation to value and a slight underweight to growth. In Fixed Income, the allocation to shorter duration, higher-quality U.S Fixed income funds were increased along with increasing the allocation to commodities.

U.S. stocks rebounded 8.1% in October, moderating their year-to-date decline to 17.7% (S&P 500 Total Return Index). As the yield on the 10-Year U.S. Treasury Note spiked above 4.5% to its highest level in 15 years, Fed Governor Mary Daly commented that the Fed has to do everything in its power not to “overtighten,” and that “the time is now to start talking about stepping down” from the pace of 75 basis point rate hike increments. Her comments were broadly interpreted as an acknowledgment that the Fed was getting close to a “pivot” from its aggressive monetary tightening campaign to a potential pause after completing a series of anticipated rate hikes over the next few months. Investors cheered the modulation in the Fed’s messaging, given that most macroeconomic data were signaling an economic slowdown, with recession expectations moving upward — the Bloomberg median economist forecast now stands at a 60% probability over the next twelve months. While September data releases did not point to a substantive decline in the pace of inflation, both Core CPI (Consumer Price Index) and the Fed’s preferred Core Personal Consumption Expenditure (PCE) Index showed year-over-year inflation essentially holding steady at 6.6% and 5.1%, respectively. Meanwhile, the housing market showed further weakness in the face of 30-year mortgage rates breaching the 7% level, with housing starts declining 8.1% in September and Case-Shiller home price data falling for the second month in a row. Even so, the labor market remained quite resilient, with weekly initial jobless claims staying subdued at around the 222K level. Third-quarter GDP, boosted by a narrowing of the trade deficit, came in stronger than expectations at 2.6% quarter-over-quarter — hardly a recessionary reading. In essence, stocks rallied sharply at the prospect of the Fed relenting before pushing the economy into recession, which would be a welcome relief for the corporate earnings outlook.

Globally, inflation remains high, though central banks took a modest pause, with the European Central Bank (ECB) press conference including a number of dovish elements (notwithstanding a 75 bps hike, as expected) and the Bank of Canada hiking 50 bps instead of 75 bps. In the U.S., financial markets were largely pricing in another 75 bps hike in November, but risk assets, including stocks (the S&P 500 Index gained 8% for the month), rallied on reporting and rhetoric suggesting a slowing in the pace of rate hikes beyond November.

9

TCW Conservative Allocation Fund

Management Discussions (Continued)

Though the September Core CPI number came in higher than expected and real GDP turned positive (+2.3% for Q3), housing demand has slowed on mortgage rates surpassing 7%, more than double the level at the start of the year, and employment growth is decelerating (but remains positive). These diverging economic indicators suggest a slowing in economic activity.

Against this backdrop, market pricing for the Fed’s terminal rate peaked near 5% during the month and 2-Year Treasury yields reached their highest level since 2007 before settling somewhat lower by month-end. Potential for higher terminal rates but a slower pace of hikes to get there left the front end of the curve flatter (2-Year yields +20 bps, 5-Year yields +14 bps), while the long-end steepened (30-Year yield +39 bps).

Fixed income performance was generally negative given the rise in yields, with the Bloomberg U.S. Aggregate Index down 1.3%. However, duration-adjusted performance was mixed. Corporate credit led, outpacing Treasuries by 60 bps on a duration-adjusted basis, while securitized sectors trailed Treasuries, with commercial mortgage-backed securities (CMBS) lagging the most (-100 bps vs UST).

After trading near their widest credit spreads of the year in October, corporate credit improved near the end of the month on the solid U.S. GDP print and hopes for a more dovish central bank calendar. While higher rates resulted in a negative 1.0% return for the sector, yields climbed 24 bps to end the month at a decade high of 5.81%. Long credit led as higher yields and lower prices drove demand, while top performers included energy and cable, while banks and REITs (real estate investment trusts) underperformed.

Among securitized, agency mortgage-backed securities (MBS) continued to struggle, but performed the best, falling 1.4% but lagging Treasuries by only 29 bps versus asset-backed securities (ABS) and CMBS, which trailed Treasuries by 72 bps and over 100 bps, respectively.

Risk budgets have generally expanded as sustained spread and rate volatility have led to improved valuations and a more symmetric risk and reward profile, though the strategy remains disciplined and will de-risk as spreads remediate.

Looking forward, following the Fed’s just concluded November Federal Open Market Committee (FOMC) meeting, Chair Powell made it clear that the Fed cannot yet relent and is quite likely to follow through on its stated intention of hiking its reference rate to at least the 5% level between now and early next year. It remains true, however, that a Fed “pause” in rate hikes may come in the next few months to allow the lagged effect of the Fed’s cumulative tightening policy to lead to a reassuring decline in the pace of inflation. Indeed, most commodity prices are showing sharp declines as supply chain bottlenecks show more definitive signs of resolution and most macroeconomic indicators are reflecting a substantial fall-off in economic activity, even if the labor market has yet to soften. Should inflation modulate in the coming months, the avoidance of further rate hikes could limit the magnitude and duration of an economic slowdown or recession. Encouragingly, U.S. corporate earnings reports for the third quarter have been more resilient than expected (with a few noteworthy exceptions). At the same time, stock multiples have already experienced substantial compression during the course of the year (price-to-earnings, P/E’s, are now at roughly 15.5 times forward earnings). Naturally, an important consideration is the extent to which the economic slowdown will force corporate earnings growth expectations lower for next year — they are presently at around 6% per the Bloomberg consensus. Given the fact that the trajectories of inflation, growth, and central bank policy remain in flux across the globe — with considerable uncertainty associated with the war in Ukraine, we underscore the potential for a period of protracted choppiness in the equity and fixed income markets.

10

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	(16.80)%	1.43%	2.89%	4.22%	4.49%
Class N (Inception: 11/16/2006)	(17.08)%	1.12%	2.57%	3.80%	4.21%
40% S&P 500 Index/60% Bloomberg U.S. Aggregate Bond Index	(14.94)%	2.03%	4.10%	5.66%	5.43%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

11

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2022, the TCW Global Real Estate Fund (the “Fund”) returned -26.38% and -26.43% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a return of -21.28% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was predominantly driven by sector allocation. The Fund’s largest sector overweight was in Mortgage REITs (average weight of 7.31% and down 15.72% for the Fund vs. an average weight of 0% for the index), which detracted from performance. From a relative standpoint, the Fund’s largest sector underweight was in Retail REITs (average weight of 3.84% and down 5.40% for the Fund vs. average weight of 17.08% and down 15.26% for the index), which benefitted performance. From a stock selection perspective, positive contributors included CoreSite Realty (COR) and Vanguard REIT Index Put Options (VNQ Puts). Conversely, notable detractors from performance included Segro PLC (SGRO LN) and Cellnex Telecom (CLNX SM).

U.S. stocks sank 14.6% in the twelve months ending October 31, 2022. The main driver of the declines were related to the increased expectations for prolonged inflation and the ensuing rate hikes from the Fed. The market continues to hope that data would confirm peak inflation had been reached, but headline CPI continues to stay elevated. Fed Chair Powell reiterated the Fed’s determination to stay aggressive until there’s a sustainable decline in inflation. The prospect of the Fed continuing to hike rates until achieving a “restrictive” Fed Funds interest rate on the order of 4.5-4.75% the end of this year prompted a spike in the 10-Year U.S. Treasury Note yield to approximately 4% — a level not witnessed in over 14 years. Further complicating the Fed’s job, the labor market remained surprisingly resilient, with initial jobless claims dipping beneath the 200k level for the first time since May. Yet, most other macro data have begun to reflect the impact of the Fed’s tight monetary policy stance. Building permits declined 10% month-over-month in August, and the rate on 30-year fixed rate mortgages spiraled upward to over 7% by the end of September. Importantly, GDP growth for 2Q was a negative 0.6%, following a similar contraction in the first quarter. The reality of higher interest rates, coupled with the rising risk of an economic recession, led to a sharp sell-off in risk assets, including stocks.

Global REIT indices underperformed the broader markets (as measured by the MSCI World Index), declining 21.30% through October 31, 2022 compared to 18.06% for the MSCI World Index. Drivers of the underperformance may include the premium valuation of real estate in recent years, increasing interest rates, and above average inflation, which may not be passed through in rental increases at the same relative rate as other equity asset classes. Moving forward, there is still much uncertainty with respect to the longer-lasting impacts of the pandemic. For example, the office sub-sector is an industry that has historically been saddled with relatively high maintenance capital expenditure requirements in addition to high tenant improvement expenditures and leasing costs. Couple these overhangs with a significant change in consumer preference to work from home, and what will undoubtedly be a long period of future technological improvement in telecommuting and virtual meetings, and it becomes very risky to deploy capital in this space. We believe that there are other potentially disrupted areas of the real estate market. While there are counterbalancing forces which may sustain demand in certain sectors/geographies, real estate seems to be more prone to disruption today than it ever has been in our recent memory.

That said, our strategy for navigating the current environment remains largely unchanged. We source most of our holdings from two separate pools. The first is in underappreciated, undervalued companies that

12

TCW Global Real Estate Fund

Management Discussions (Continued)

could benefit from a change in sentiment. The issues facing these businesses are typically transitory and the discount is largely unfounded when viewed on a longer time horizon. The second set is in the quality franchises which exhibit high barriers to entry and sustainably generate strong cash flows. These companies generally also have an ability to invest capital at high rates of return and typically will compound capital at a pace that exceeds that of their peers. While in prior years the portfolio was more heavily weighted towards the second set of high-quality companies, we have found more compelling opportunities this year in the first group of “value” businesses. In a prior year’s letter we mentioned that we would not be taking risks by owning lower-quality businesses at lower valuations because we believed that risk was not appropriately priced at the time. This year, as we continued to navigate through the impact of the pandemic, we continued to cycle out of some of our more fully valued “quality” holdings into more misunderstood value names at very deep discounts. We believe the disruption caused by the pandemic remains pronounced and that the dispersion in company valuations is still very high. This should continue to be a great opportunity for active stock selection.

13

TCW Global Real Estate Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 12/01/2014)	(26.38)%	1.95%	4.16%	—	3.84%
Class N (Inception: 12/01/2014)	(26.43)%	1.81%	4.03%	—	3.76%
S&P Global REIT Index	(21.28)%	(3.72)%	2.25%	—	2.98%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

14

TCW New America Premier Equities Fund

Management Discussions

For the fiscal year that ended October 31, 2022, the TCW New America Premier Equities Fund (the “Fund”) returned -21.95% and -22.18% on the I Class and N Class shares. The Fund’s benchmark, the Russell 1000 Index, returned -16.38% over the same period.

The Fund’s performance benefited from investments in HEICO Corporation, PepsiCo, Inc., Oracle Corporation, Alimentation Couche-Tard Inc., and Fiserv, Inc. The Fund’s performance was negatively impacted by investments in Dye & Durham Ltd., Constellation Software Inc., Microsoft Corporation, MSCI Inc., and Morningstar, Inc.

As we have indicated in the past we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk-adjusted cash flow stream is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control: Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary ESG quantitative framework to identify better-managed businesses that have lower quantifiable and unquantifiable risks. Subsequently we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency: It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottom-up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left-tail outcome in any given year. It is our view that if we can consistently deliver above average risk-adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with

15

TCW New America Premier Equities Fund

Management Discussions (Continued)

a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, we quantify, score, and rank companies and exclude businesses based on these risk factors.

While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast-growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have dominant market positions, and whose long-term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate.

The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

Thank you for joining us as fellow shareholders in the TCW New America Premier Equities Fund. We will continue to work hard to justify your confidence in us.

16

TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 02/01/2016)	(21.95)%	7.18%	11.54%	—	15.75%
Class N (Inception: 02/01/2016)	(22.18)%	6.88%	11.32%	—	15.58%
Russell 1000 Index	(16.38)%	9.99%	10.19%	—	12.74%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

17

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2022, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of -2.36% and -2.52% on its I Class and N Class shares, respectively, an outperformance of the benchmark by 4.5 percentage points (pps). The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.00% over the same period.

Market Outlook

The U.S. economy is strong and resilient, yet it is showing signs of slowing due to the headwinds facing the entire globe. The October ISM Manufacturing Index slipped a bit further but is still in expansion territory at 50.2. Third quarter earnings reports are nearly complete. Results for Tech+ and FAANG have been particularly weak. Even so, expectations for the S&P 500 are 10.9% and 4.3% for revenues and earnings per share (EPS) growth, respectively, even after ~30% downward revisions since the beginning of the year. Value, continuing the trend that started in 1Q21, is delivering stronger revenue and EPS growth (11.6% and 7.7%) than growth (9.1% and -1.0%) in 3Q22. At present, of the companies that revised their forecasts, nearly three-fourths have actually moved higher rather than lower. That compares to a five-year average period pre-Covid of 42%. “It’s not particularly optimistic or pessimistic, but better than the last three quarters and the pre-Covid five-year average, …estimates are still too low,” said Wendy Soong of Bloomberg. Per Dennis DeBusschere, founder of 22V Research, the net percentage of S&P 500 companies that have reduced their sales and EPS guidance is in the 90th percentile (as such, many more than usual) but has stabilized recently. Using a natural-language processing tool, earnings sentiment is near recession levels. He added, 3Q22 estimates have “come down enough that companies should be able to beat Street numbers by a few percent.” Investors can focus on earnings rather than monetary policy for now. With earnings per share rising for the year, the entire market decline could be attributed to falling multiples due to higher interest rates. Another important factor in 3Q22 earnings is the strength of the U.S. dollar which will have the effect of shrinking multinationals’ non-U.S. earnings while lowering the costs of U.S. imports. More domestically-oriented U.S. value indices should benefit on a relative basis.

While the rest of the world is battling inflation with raising interest rates, China is fighting deflation and cutting rates. Its economy is experiencing a housing crisis with slowing sales, falling home prices, borrowers refusing to make/defaulting on mortgage payments, and a number of property developers with overwhelming debt levels. China’s Caixin manufacturing PMI (Purchasing Managers’ Index) fell back into contraction territory (49.2) with its services activity softening more than expected. One week after stating it would adhere “unswervingly” to its Covid strategy, Chinese officials are beginning to provide a “roadmap” on how it will relax its policy by shortening quarantine rules for inbound travelers. It will also stop trying to identify “secondary” contacts. Additionally, even though U.S./China relations remain thorny, Presidents Biden and Xi held talks at the G20 summit in Bali. While they had spoken by phone numerous times, this was their first in-person meeting since Mr. Biden took office in 2020. The two sides are at odds on many issues, but they are determined to ”firmly defend interests, manage differences, and promote mutually beneficial cooperation and avoid miscalculation.” Secretary of State Blinken will be visiting China in early 2023 to keep the lines of communication open and continue to work out important issues to elude conflict. Finally, a deal was made recently averting a mass delisting of Chinese companies from U.S. exchanges. China continues its stimulus policies and is one of the few major economies looking to spur growth into year-end coinciding with Mr. Xi’s start of an unprecedented third term.

18

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

The fourth quarter, particularly November and December, tends to be a seasonally strong period for equity markets. Investor optimism has perked up after the release of the October CPI (consumer price index) report which showed inflation cooling. Headline CPI year-over-year has fallen for four consecutive months and now stands at 7.7% for the year ending October 31, down from the 40-year high of 9.1% reached in June. Core CPI (excluding food and energy) also declined to 6.3% year-over-year from the prior month reading of 6.6% and below median economist estimates. Highlights from the report show moderation in shelter and declines in used car and apparel prices. Investors took this as a sign the Fed does not have to opt for the most aggressive path as it works to stem the still stubbornly high inflation. Additionally, there is more certainty as it pertains to the makeup of the U.S. Congress. House control has shifted to the Republicans, albeit by a much slimmer margin, as the “red wave” was more of a trickle, and Democrats have retained control of the Senate. Since 1950, the mid-term elections have brought outperformance for stocks, no matter which party has won and no matter the issues. Per Ned Davis Research, S&P 500 and predecessor returns for 1948 through 2021 have averaged 16.7% for the year after mid-terms. Also boding well is the expectation for increased holiday spending; the National Retail Federation estimates for 2022 holiday sales are expected to be 5% higher than last year while Mastercard SpendingPulse is estimated to be a bit more elevated.

We believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions. Value is an early cycle play, and early cycle stocks such as those in the Consumer Discretionary space are starting to outperform; within the Russell 1000 Value Index (R1V), it was the third best sector in October. Growth prices and their multiples, while off their historical highs, are still expensive. The current price-to-book ratio for the Russell 1000 Growth (R1G) versus the R1V is almost at a two standard deviation high. We believe we are still in the early stages of a value super cycle although it is never a straight line. Even with the nearly 18 pps outperformance for the fiscal year through October 31, there is still room to go given the R1G outperformed the R1V (on the back of low rates) by over 14 pps per year for the five calendar years ending December 2021. Although we expect value to outperform with positive total returns, it is worth noting the value style can outperform by going down less than the more expensive stocks. This is exactly what happened post the dotcom bust and represented a large value rally. Value can work when ‘expensive’ underperforms too.

Recent volatility has demonstrated market timing can be a destructive exercise, and there are opportunity costs to standing on the sidelines. JPMorgan notes that 70% of the best days in the U.S. stock market occur within two weeks of the worst days. Despite headwinds facing the globe, the U.S. economy is resilient. The Atlanta Fed’s GDP estimate for 4Q22 is 4%. The unemployment rate is at historic lows and investment grade corporate balance sheets are in good shape. Banks are making loans and inflation expectations are tethered at 2-3%. There are tail risks and potential exogenous events but we believe each portfolio holding has the economic wherewithal to withstand a one- to two-year recession. It is highly likely the economy will grow over the long term and equities, over time, historically have produced attractive returns. For the periods following the nadirs post the global financial crisis and dot-com bust, the S&P 500 Index rose 18.3% (3/9/09 – 2/19/20) and 17.1% (10/9/02 – 10/9/07) on an annualized basis, respectively.

We remain true to our diversified portfolio strategy, diligent, and ever watchful for changes. We are busy and actively working to make the best portfolio decisions possible with the information we have. While circumstances were different, the fear in 2008 concerning money center banks’ fragile economic backbone

19

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

worldwide was similar. At that time, Warren Buffett stated “A simple rule dictates my buying: Be fearful when others are greedy, and be greedy when others are fearful.”

Fund Review

Over the course of the one-year period ending October 31, 2022, stock selection contributed quite favorably (by over 500 bps) relative to the benchmark. The Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning +4.5% with a mixture of solid gains from McKesson, IBM, and MetLife and lagging results from JPMorgan Chase, Johnson Controls, and UPS. The preponderance of the outperformance came from stock selection in Health Care and Information Technology. McKesson, AbbVie, Elevance Health, and Gilead led to the outperformance in Health Care where the portfolio’s names gained 29.6% versus their peers’ rise of 2.6% and were the best relative performers. Led by IBM, the Fund’s Information Technology names outperformed returning -3.2% far outpacing the group loss of -23.0%. To a lesser effect, the portfolio benefited from stock selection in Consumer Staples due largely to PepsiCo while MetLife highlighted in Financials.

On the downside, while returning an admirable +46.3%, the portfolio’s Energy names did not keep pace with its peers which rose 64.9%. The portfolio’s Industrials names underperformed -14.1% versus -9.7% with lagging returns from Johnson Controls, General Electric, and UPS. To a lesser extent, the portfolio lost value with its Consumer Discretionary and Real Estate stock selection due to Target and Simon Property Group. Other notable detractors included Intercontinental Exchange and Fox.

In addition to stock selection being noticeably additive, the portfolio’s relative sector weights added value led by the underweights in Communication Services and Real Estate along with the overweight in Energy. The overweight in Consumer Discretionary and underweights Consumer Staples detracted.

20

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 11/01/2004)	(2.36)%	10.46%	7.72%	10.03%	7.53%	9.90%
Class N (Inception: 09/19/1986)	(2.52)%	10.26%	7.50%	9.77%	9.01%	7.72%
Russell 1000 Value Index	(7.00)%	7.31%	7.21%	10.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

21

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2022, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of -5.56% and -5.72% on its I Class and N Class shares, respectively, an outperformance of the benchmark by over 125 bps. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.00% over the same period.

Market Outlook

The U.S. economy is strong and resilient, yet it is showing signs of slowing due to the headwinds facing the entire globe. The October ISM Manufacturing Index slipped a bit further but is still in expansion territory at 50.2. Third quarter earnings reports are nearly complete. Results for Tech+ and FAANG have been particularly weak. Even so, expectations for the S&P 500 are 10.9% and 4.3% for revenues and earnings per share (EPS) growth, respectively, even after ~30% downward revisions since the beginning of the year. Value, continuing the trend that started in 1Q21, is delivering stronger revenue and EPS growth (11.6% and 7.7%) than growth (9.1% and -1.0%) in 3Q22. At present, of the companies that revised their forecasts, nearly three-fourths have actually moved higher rather than lower. That compares to a five-year average period pre-Covid of 42%. “It’s not particularly optimistic or pessimistic, but better than the last three quarters and the pre-Covid five-year average, …estimates are still too low,” said Wendy Soong of Bloomberg. Per Dennis DeBusschere, founder of 22V Research, the net percentage of S&P 500 companies that have reduced their sales and EPS guidance is in the 90th percentile (as such, many more than usual) but has stabilized recently. Using a natural-language processing tool, earnings sentiment is near recession levels. He added, 3Q22 estimates have “come down enough that companies should be able to beat Street numbers by a few percent.” Investors can focus on earnings rather than monetary policy for now. With earnings per share rising for the year, the entire market decline could be attributed to falling multiples due to higher interest rates. Another important factor in 3Q22 earnings is the strength of the U.S. dollar which will have the effect of shrinking multinationals’ non-U.S. earnings while lowering the costs of U.S. imports. More domestically-oriented U.S. value indices should benefit on a relative basis.

While the rest of the world is battling inflation with raising interest rates, China is fighting deflation and cutting rates. Its economy is experiencing a housing crisis with slowing sales, falling home prices, borrowers refusing to make/defaulting on mortgage payments, and a number of property developers with overwhelming debt levels. China’s Caixin manufacturing PMI fell back into contraction territory (49.2) with its services activity softening more than expected. One week after stating it would adhere “unswervingly” to its Covid strategy, Chinese officials are providing a “roadmap” on how it will relax its policy by shortening quarantine rules for inbound travelers. It will also stop trying to identify “secondary” contacts. Additionally, even though U.S./China relations remain thorny, Presidents Biden and Xi held talks at the G20 summit in Bali. While they had spoken by phone numerous times, this was their first in-person meeting since Mr. Biden took office in 2020. The two sides are at odds on many issues, but they are determined to ”firmly defend interests, manage differences, and promote mutually beneficial cooperation and avoid miscalculation.” Secretary of State Blinken will be visiting China in early 2023 to keep the lines of communication open and continue to work out important issues to elude conflict. Finally, a deal was made recently averting a mass delisting of Chinese companies from U.S. exchanges. China continues its stimulus policies and is one of the few major economies looking to spur growth into year-end coinciding with Mr. Xi’s start of an unprecedented third term.

22

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

The fourth quarter, particularly November and December, tends to be a seasonally strong period for equity markets. Investor optimism has perked up after the release of the October CPI report which showed inflation cooling. Headline CPI year-over-year has fallen for four consecutive months and now stands at 7.7% for the year ending October 31, down from the 40-year high of 9.1% reached in June. Core CPI (excluding food and energy) also declined to 6.3% year-over-year from the prior month reading of 6.6% and below median economist estimates. Highlights from the report show moderation in shelter and declines in used car and apparel prices. Investors took this as a sign the Fed does not have to opt for the most aggressive path as it works to stem the still stubbornly high inflation. Additionally, there is more certainty as it pertains to the makeup of the U.S. Congress. House control has shifted to the Republicans, albeit by a much slimmer margin, as the “red wave” was more of a trickle, and Democrats have retained control of the Senate. Since 1950, the mid-term elections have brought outperformance for stocks, no matter which party has won and no matter the issues. Per Ned Davis Research, S&P 500 and predecessor returns for 1948 through 2021 have averaged 16.7% for the year after mid-terms. Also boding well is the expectation for increased holiday spending; the National Retail Federation estimates for 2022 holiday sales are expected to be 5% higher than last year while Mastercard SpendingPulse is estimated to be a bit more elevated.

We believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions. Value is an early cycle play, and early cycle stocks such as those in the Consumer Discretionary space are starting to outperform; within the Russell 1000 Value (R1V), it was the third best sector in October. Growth prices and their multiples, while off their historical highs, are still expensive. The current price-to-book ratio for the Russell 1000 Growth Index (R1G) versus the R1V is almost at a two standard deviation high. We believe we are still in the early stages of a value super cycle although it is never a straight line. Even with the nearly 18 pps outperformance for the fiscal year through October 31, there is still room to go given the R1G outperformed the R1V (on the back of low rates) by over 14 pps per year for the five calendar years ending December 2021. Although we expect value to outperform with positive total returns, it is worth noting the value style can outperform by going down less than the more expensive stocks. This is exactly what happened post the dotcom bust and represented a large value rally. Value can work when ‘expensive’ underperforms too.

Recent volatility has demonstrated market timing can be a destructive exercise, and there are opportunity costs to standing on the sidelines. JPMorgan notes that 70% of the best days in the U.S. stock market occur within two weeks of the worst days. Despite headwinds facing the globe, the U.S. economy is resilient. The Atlanta Fed’s GDP estimate for 4Q22 is 4%. The unemployment rate is at historic lows and investment grade corporate balance sheets are in good shape. Banks are making loans and inflation expectations are tethered at 2-3%. There are tail risks and potential exogenous events but we believe each portfolio holding has the economic wherewithal to withstand a one- to two-year recession. It is highly likely the economy will grow over the long term and equities, over time, historically have produced attractive returns. For the periods following the nadirs post the global financial crisis and dot-com bust, the S&P 500 Index rose 18.3% (3/9/09 – 2/19/20) and 17.1% (10/9/02 – 10/9/07) on an annualized basis, respectively.

We remain true to our diversified portfolio strategy, diligent, and ever watchful for changes. We are busy and actively working to make the best portfolio decisions possible with the information we have. While circumstances were different, the fear in 2008 concerning money center banks’ fragile economic backbone worldwide was similar. At that time, Warren Buffett stated “A simple rule dictates my buying: Be fearful when others are greedy, and be greedy when others are fearful.”

23

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

Fund Review

Over the course of the one-year period ending October 31, 2022, stock selection contributed quite favorably (by over 500 bps) relative to the benchmark. The Fund’s top ten holdings by average weight (over the course of the fiscal year) outperformed the portfolio and its benchmark index returning 3.9% with a mixture of solid gains from McKesson, onsemi, and Molina Healthcare and lagging results from Intercontinental Exchange, JPMorgan Chase, and Johnson Controls. The preponderance of the outperformance came from stock selection in Information Technology and Health Care. Led by onsemi and with support from IBM and Flex, the Fund’s Information Technology names were the best relative performers returning 9.2% far outpacing the group loss of -23.0%. McKesson, Molina Healthcare, AbbVie, and Centene led to the outperformance in Health Care where the portfolio’s names gained 30.4% versus their peers’ rise of 2.6%. To a lesser effect, the portfolio benefited from stock selection in Consumer Staples due largely to PepsiCo while AES added value in Utilities.

On the downside, the portfolio’s Financials stocks returned -19.5% versus the group’s fall of -13.1% due largely to Signature Bank and Intercontinental Exchange. The portfolio’s Industrials names underperformed -18.1% versus -9.7% with lagging returns from Johnson Controls, General Electric, and UPS. While returning an admirable 47.7%, the portfolio’s Energy names did not keep pace with its peers which rose 64.9%, by far the best performing sector over the course of the year. Paramount Global, Warner Brothers Discovery, and Comcast (along with media companies in general) struggled over the one-year period and were largely responsible for the underperformance in Communication Services while International Flavors & Fragrances disappointed in Materials; the stock was completely sold post the fiscal year-end. While stock selection was noticeably additive, the portfolio’s relative sector weights detracted due to the overweights in Information Technology and Consumer Discretionary and underweights in Energy, Consumer Staples, and Utilities.

24

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 01/02/2004)	(5.56)%	9.82%	6.33%	9.95%	7.55%	7.21%
Class N (Inception: 01/02/1998)	(5.72)%	9.63%	6.12%	9.71%	6.55%	7.77%
Russell 1000 Value Index	(7.00)%	7.31%	7.21%	10.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

25

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2022, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of -10.35% and -10.45% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned -10.18% over the same period.

Midcap stocks, historically, have outperformed large caps and we believe the asset class represents the sweet spot of higher growth potential than large caps but with less volatility than small caps. For the 25-year period ending October 31, 2022, the Russell Midcap has outperformed the S&P 500 by 1.3 pps (9.23% vs. 7.93%) on an annualized basis but with a lesser standard deviation versus the Russell 2000 (17.60% vs. 20.52%) as well as outperforming that benchmark by an even wider (1.9 pps) margin.

Market Outlook

The U.S. economy is strong and resilient, yet it is showing signs of slowing due to the headwinds facing the entire globe. The October ISM Manufacturing Index slipped a bit further but is still in expansion territory at 50.2. Third quarter earnings reports are nearly complete. Results for Tech+ and FAANG have been particularly weak. Even so, expectations for the S&P 500 are 10.9% and 4.3% for revenues and earnings per share (EPS) growth, respectively, even after ~30% downward revisions since the beginning of the year. Value, continuing the trend that started in 1Q21, is delivering stronger revenue and EPS growth (11.6% and 7.7%) than growth (9.1% and -1.0%) in 3Q22. At present, of the companies that revised their forecasts, nearly three-fourths have actually moved higher rather than lower. That compares to a five-year average period pre-Covid of 42%. “It’s not particularly optimistic or pessimistic, but better than the last three quarters and the pre-Covid five-year average, …estimates are still too low,” said Wendy Soong of Bloomberg. Per Dennis DeBusschere, founder of 22V Research, the net percentage of S&P 500 companies that have reduced their sales and EPS guidance is in the 90th percentile (as such, many more than usual) but has stabilized recently. Using a natural-language processing tool, earnings sentiment is near recession levels. He added, 3Q22 estimates have “come down enough that companies should be able to beat Street numbers by a few percent.” Investors can focus on earnings rather than monetary policy for now. With earnings per share rising for the year, the entire market decline could be attributed to falling multiples due to higher interest rates. Another important factor in 3Q22 earnings is the strength of the U.S. dollar which will have the effect of shrinking multinationals’ non-U.S. earnings while lowering the costs of U.S. imports. More domestically-oriented U.S. value indices should benefit on a relative basis.

While the rest of the world is battling inflation with raising interest rates, China is fighting deflation and cutting rates. Its economy is experiencing a housing crisis with slowing sales, falling home prices, borrowers refusing to make/defaulting on mortgage payments, and a number of property developers with overwhelming debt levels. China’s Caixin manufacturing PMI fell back into contraction territory (49.2) with its services activity softening more than expected. One week after stating it would adhere “unswervingly” to its Covid strategy, Chinese officials are beginning to provide a “roadmap” on how it will relax its policy by shortening quarantine rules for inbound travelers. It will also stop trying to identify “secondary” contacts. Additionally, even though U.S./China relations remain thorny, Presidents Biden and Xi held talks at the G20 summit in Bali. While they had spoken by phone numerous times, this was their first in-person meeting since Mr. Biden took office in 2020. The two sides are at odds on many issues, but they are determined to ”firmly defend interests, manage differences, and promote mutually beneficial cooperation and avoid miscalculation.” Secretary of State Blinken will be visiting China in early 2023 to keep the lines of communication open and continue to work out important issues to elude conflict. Finally, a

26

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

deal was made recently averting a mass delisting of Chinese companies from U.S. exchanges. China continues its stimulus policies and is one of the few major economies looking to spur growth into year-end coinciding with Mr. Xi’s start of an unprecedented third term.

The fourth quarter, particularly November and December, tends to be a seasonally strong period for equity markets. Investor optimism has perked up after the release of the October CPI report which showed inflation cooling. Headline CPI year-over-year has fallen for four consecutive months and now stands at 7.7% for the year ending October 31, down from the 40-year high of 9.1% reached in June. Core CPI (excluding food and energy) also declined to 6.3% year-over-year from the prior month reading of 6.6% and below median economist estimates. Highlights from the report show moderation in shelter and declines in used car and apparel prices. Investors took this as a sign the Fed does not have to opt for the most aggressive path as it works to stem the still stubbornly high inflation. Additionally, there is more certainty as it pertains to the makeup of the U.S. Congress. House control has shifted to the Republicans, albeit by a much slimmer margin, as the “red wave” was more of a trickle, and Democrats have retained control of the Senate. Since 1950, the mid-term elections have brought outperformance for stocks, no matter which party has won and no matter the issues. Per Ned Davis Research, S&P 500 and predecessor returns for 1948 through 2021 have averaged 16.7% for the year after mid-terms. Also boding well is the expectation for increased holiday spending; the National Retail Federation estimates for 2022 holiday sales are expected to be 5% higher than last year while Mastercard SpendingPulse is estimated to be a bit more elevated.

We believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions. Value is an early cycle play, and early cycle stocks such as those in the Consumer Discretionary space are starting to outperform; within the Russell Midcap Value Index (RMCV), it was the second best sector in October. Growth prices and their multiples, while off their historical highs, are still expensive. We believe we are still in the early stages of a value super cycle although it is never a straight line. Even with the nearly 19 pps outperformance for the fiscal year through October 31, there is still room to go given the Russell Midcap Growth outperformed the RMCV (on the back of low rates) by over 7 pps per year for the five calendar years ending December 2021. Although we expect value to outperform with positive total returns, it is worth noting the value style can outperform by going down less than the more expensive stocks. This is exactly what happened post the dotcom bust and represented a large value rally. Value can work when ‘expensive’ underperforms too.

Recent volatility has demonstrated market timing can be a destructive exercise, and there are opportunity costs to standing on the sidelines. JPMorgan notes that 70% of the best days in the U.S. stock market occur within two weeks of the worst days. Despite headwinds facing the globe, the U.S. economy is resilient. The Atlanta Fed’s GDP estimate for 4Q22 is 4%. The unemployment rate is at historic lows and investment grade corporate balance sheets are in good shape. Banks are making loans and inflation expectations are tethered at 2-3%. There are tail risks and potential exogenous events but we believe each portfolio holding has the economic wherewithal to withstand a one- to two-year recession. It is highly likely the economy will grow over the long term and equities, over time, historically have produced attractive returns. For the periods following the nadirs post the global financial crisis and dot-com bust, the S&P 500 Index rose 18.3% (3/9/09 – 2/19/20) and 17.1% (10/9/02 – 10/9/07) on an annualized basis, respectively.

We remain true to our diversified portfolio strategy, diligent, and ever watchful for changes. We are busy and actively working to make the best portfolio decisions possible with the information we have. While circumstances were different, the fear in 2008 concerning money center banks’ fragile economic backbone

27

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

worldwide was similar. At that time, Warren Buffett stated “A simple rule dictates my buying: Be fearful when others are greedy, and be greedy when others are fearful.”

Fund Review

Over the course of the one-year period ending October 31, 2022, stock selection contributed quite favorably (by nearly 275 bps) relative to the benchmark. The Fund’s top ten holdings by average weight (over the course of the fiscal year) outperformed the portfolio and its benchmark index returning -0.8% with a mixture of solid gains from healthcare companies Acadia Healthcare, Molina Healthcare, and Centene and lagging results from KeyCorp, Lennar, and Jacobs Solutions. The preponderance of the outperformance came from stock selection in Health Care and Information Technology. The aforementioned healthcare names led to the outperformance in Health Care and as a group were the best relative performers returning 8.4% versus their peers’ decline of -16.4%. Led by Flex, TTM Technologies, and Avnet, the Fund’s Information Technology names returned 1.9% far outpacing the group loss of -20.9%. To a lesser effect, the portfolio benefited from stock selection in Industrials, Consumer Discretionary, and Utilities led by Arcosa, Darden Restaurants, and AES. Other notable contributors included Arch Capital and energy names Marathon Petroleum and ConocoPhillips.

On the downside, the portfolio’s Real Estate stocks returned -42.8% versus the group’s fall of -19.1% due largely to Innovative Industrial Properties and secondarily Jones Lang LaSalle. Signature Bank and Evercore were the biggest detractors among the portfolio’s Financials holdings with stock selection in the sector falling -14.9% versus -11.0% while Coty in Consumer Staples and International Flavors & Fragrances were the main detractors in their respective sectors. Other notable detractors included eBay and Manitowoc. While stock selection was additive, the portfolio’s relative sector weights detracted due largely to the overweight in Consumer Discretionary and underweight in Utilities.

28

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/01/1996)	(10.35)%	9.18%	4.66%	9.13%	9.64	%(2)	9.92%
Class N (Inception: 11/01/2000)	(10.45)%	9.07%	4.55%	8.94%	7.52%		9.30%
Russell Midcap Value Index	(10.18)%	7.50%	6.49%	10.42%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

29

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2022, the TCW Select Equities Fund (the “Fund”) returned -34.93% and -35.03% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned -24.60% over the same period.

Whereas last year was marked by improving consumer confidence, fiscal stimulus and a world awash in liquidity, Fiscal 2022 was marked by a bear market, persistently high inflation and arguably the fastest tightening of financial conditions in over 40 years. Over the course of six months (March 2022 – September 2022), the Fed increased rates 300bps, while at the same time swinging the direction of its balance sheet from QE (Quantitative Easing) to QT (Quantitative Tightening) at a ~$2.5 trillion annual rate. Mortgage rates have spiked (highest level since 2006), which has predictably cooled housing, an interest rate sensitive sector and leading indicator. Consumer sentiment is challenged, credit card balances have begun to spike, yet the labor market remains stubbornly resilient (most recent Job Opening and Labor Turnover Survey results showed there are still more job openings than unemployed individuals). Investor focus now turns to the pace of further Fed rate hikes, any signs inflation has peaked and whether a “Fed pivot” may occur in 2023.

Net of expenses, the Fund underperformed for the year primarily due to negative security selection effects. Our biggest stock detractors relative to the benchmark came from the healthcare and information technology sectors. In the healthcare sector, shares of Align Technology, Inc. (ALGN) moved lower after a series of mixed earnings reports over the past year. Waning consumer confidence driven by increasing inflationary pressures and supply chain disruptions, macro concerns due to lockdowns in China and the war in Ukraine as well as unfavorable foreign exchange rates negatively affected ALGN over the past year. While we believe ALGN’s competitive moat remains sturdy, the sharp deceleration in end-market demand is a concern and we have placed shares of ALGN under review. Shares of Adobe Inc. (ADBE) also moved lower after the company announced a proposed $20 billion acquisition of Figma, a collaborative product design platform. The price paid (50x estimated calendar year 2022 ARR (annual recurring revenue) of ~$400 million) and dilutive nature of the acquisition were notable in an environment where early-stage growth companies are seeing rapid declines in valuation. We have placed shares of ADBE under review.

Our biggest stock contributors during the year came from the information technology and consumer discretionary sectors. Shares of Enphase Energy, Inc. (ENPH) rallied after a series of strong earnings reports and the news that the Inflation Reduction Act of 2022 includes clean energy tax credits (restores a 30% tax credit for residential solar systems and extends the program to Jan. 1, 2034). With oil prices moving to multi-year highs, we believe the market demand for Clean Energy will continue to grow and ENPH is a clear beneficiary. We remain positive on shares. In the midst of a bear market, shares of Ulta Beauty, Inc. (ULTA) bucked the trend within the consumer discretionary sector and moved higher over the past year. Despite an increasingly challenging macro environment and lapping difficult comps due to the pandemic (i.e., a +56.3% comp from 2Q21), comp store sales trends remained strong in 2022 and management noted healthy growth across all income levels and little trade-down by the consumer. We remain constructive on ULTA shares, as we are attracted to the company’s omnichannel capabilities, very loyal and growing member base, proprietary vendors as well as its unique non-mall store footprint.

30

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	(34.93)%	7.12%	10.49%	12.12%	10.10	%(2)	9.92%
Class N (Inception: 03/01/1999)	(35.03)%	6.91%	10.27%	11.86%	6.91%		6.75%
Russell 1000 Growth Index	(24.60)%	11.75%	12.59%	14.69%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

31

TCW Artificial Intelligence Equity Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 95.9% of Net Assets

Agricultural & Farm Machinery — 4.4%

Deere & Co.	780	$308,740

Enphase Energy, Inc. (1)	579	177,753

		486,493

Apparel, Accessories & Luxury Goods — 2.3%

Lululemon Athletica, Inc. (1)	766	252,045

Application Software — 5.1%

Bill.Com Holdings, Inc. (1)	2,231	297,526

Salesforce, Inc. (1)	1,244	202,262

UiPath, Inc. (1)	4,712	59,607

		559,395

Automobile Manufacturers — 3.4%

Tesla Inc. (1)	1,612	366,794

Communications Equipment — 13.3%

Arista Networks, Inc. (1)	3,592	434,129

Cisco Systems, Inc.	4,115	186,945

Motorola Solutions, Inc.	1,493	372,817

Palo Alto Networks, Inc. (1)	2,726	467,754

		1,461,645

Electrical Components & Equipment — 2.3%

Eaton Corp. PLC	1,678	251,817

Electronic Equipment & Instruments — 2.8%

Cognex Corp.	3,990	184,458

Mobileye Global, Inc. (1)	358	9,444

Trimble, Inc. (1)	1,881	113,161

		307,063

General Merchandise Stores — 2.1%

Costco Wholesale Corp.	467	234,201

Interactive Home Entertainment — 1.5%

Nintendo Co., Ltd. (Japan)	4,000	162,462

Internet & Direct Marketing Retail — 3.7%

Amazon.com, Inc. (1)	2,422	248,110

JD.com, Inc. (ADR) (China)	4,178	155,797

		403,907

Internet Services & Infrastructure — 9.9%

Alphabet, Inc. (1)	4,556	430,587

Baidu, Inc. (SP ADR) (China) (1)	1,407	107,734

Meta Platforms, Inc. (1)	2,436	226,938

Snowflake, Inc. (1)	1,378	220,893

ZoomInfo Technologies, Inc. (1)	2,341	104,245

		1,090,397

IT Consulting & Other Services — 2.5%

EPAM Systems, Inc. (1)	471	164,850

Issues	Shares	Value

IT Consulting & Other Services (Continued)

Globant S.A. (1)	591	$111,510

		276,360

Semiconductor Equipment — 4.5%

ASML Holding NV (Netherlands)	592	279,673

Lam Research Corp.	534	216,152

		495,825

Semiconductors — 14.8%

Intel Corp.	3,283	93,336

Marvell Technology, Inc.	3,909	155,109

Micron Technology, Inc.	6,795	367,609

NVIDIA Corp.	2,331	314,615

NXP Semiconductors NV (Netherlands)	1,151	168,138

ON Semiconductor Corp. (1)	3,061	188,037

QUALCOMM, Inc.	2,074	244,027

Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR) (Taiwan)	1,534	94,418

		1,625,289

Systems Software — 18.0%

Check Point Software Technologies, Ltd. (1)	2,013	260,140

Crowdstrike Holdings, Inc. (1)	2,243	361,571

CyberArk Software, Ltd. (1)	1,167	183,114

Datadog, Inc. (1)	2,578	207,555

Microsoft Corp.	1,875	435,244

ServiceNow, Inc. (1)	801	337,013

Zscaler, Inc. (1)	1,210	186,461

		1,971,098

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	2,227	341,488

Samsung Electronics Co., Ltd. (South Korea)	5,809	241,770

		583,258

Total Common Stock

(Cost: $9,837,311)		10,528,049

MONEY MARKET INVESTMENTS — 4.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (2)	490,721	490,721

Total Money Market Investments

(Cost: $490,721)		490,721

Total Investments (100.4%)

(Cost: $10,328,032)		11,018,770

Liabilities In Excess Of Other Assets (-0.4%)		(44,635)

Net Assets (100.0%)		$10,974,135

See accompanying Notes to Financial Statements.

32

TCW Artificial Intelligence Equity Fund

October 31, 2022

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

33

TCW Artificial Intelligence Equity Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Agricultural & Farm Machinery	4.4%
Apparel, Accessories & Luxury Goods	2.3
Application Software	5.1
Automobile Manufacturers	3.4
Communications Equipment	13.3
Electrical Components & Equipment	2.3
Electronic Equipment & Instruments	2.8
General Merchandise Stores	2.1
Interactive Home Entertainment	1.5
Internet & Direct Marketing Retail	3.7
Internet Services & Infrastructure	9.9
IT Consulting & Other Services	2.5
Semiconductor Equipment	4.5
Semiconductors	14.8
Systems Software	18.0
Technology Hardware, Storage & Peripherals	5.3
Money Market Investments	4.5

Total	100.4%

See accompanying Notes to Financial Statements.

34

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Agricultural & Farm Machinery	$486,493	$—	$—	$486,493
Apparel, Accessories & Luxury Goods	252,045	—	—	252,045
Application Software	559,395	—	—	559,395
Automobile Manufacturers	366,794	—	—	366,794
Communications Equipment	1,461,645	—	—	1,461,645
Electrical Components & Equipment	251,817	—	—	251,817
Electronic Equipment & Instruments	307,063	—	—	307,063
General Merchandise Stores	234,201	—	—	234,201
Interactive Home Entertainment	—	162,462	—	162,462
Internet & Direct Marketing Retail	403,907	—	—	403,907
Internet Services & Infrastructure	1,090,397	—	—	1,090,397
IT Consulting & Other Services	276,360	—	—	276,360
Semiconductor Equipment	495,825	—	—	495,825
Semiconductors	1,625,289	—	—	1,625,289
Systems Software	1,971,098	—	—	1,971,098
Technology Hardware, Storage & Peripherals	341,488	241,770	—	583,258

Total Common Stock	10,123,817	404,232	—	10,528,049

Money Market Investments	490,721	—	—	490,721

Total Investments	$10,614,538	$404,232	$—	$11,018,770

See accompanying Notes to Financial Statements.

35

TCW Conservative Allocation Fund

Schedule of Investments

Issues	Shares	Value

EXCHANGE-TRADED FUNDS — 3.6% of Net Assets

iShares Gold Trust (1)	9,725	$301,280

iShares MSCI EAFE Index Fund	11,810	700,451

Total Exchange-traded Funds

(Cost: $1,112,439)		1,001,731

INVESTMENT COMPANIES — 95.9%

Diversified Equity Funds — 33.4%

TCW Artificial Intelligence Equity Fund — I Class (2)	16,557	246,362

TCW Global Real Estate Fund — I Class (2)	125,004	1,288,789

TCW New America Premier Equities Fund — I Class (2)	119,893	2,644,841

TCW Relative Value Large Cap Fund — I Class (2)	183,410	2,402,673

TCW Relative Value Mid Cap Fund — I Class (2)	29,012	683,804

TCW Select Equities Fund — I Class (2)	80,409	2,073,749

		9,340,218

Diversified Fixed Income Funds — 62.5%

Metropolitan West High Yield Bond Fund — I Class (2)	33,267	296,743

Metropolitan West Low Duration Bond Fund — I Class (2)	361,954	2,935,445

Metropolitan West Total Return Bond Fund — I Class (2)	389,676	3,429,147

Metropolitan West Unconstrained Bond Fund — I Class (2)	536,140	5,409,655

Issues	Shares	Value

Diversified Fixed Income Funds (Continued)

TCW Emerging Markets Income Fund — I Class (2)	62,956	$356,961

TCW Enhanced Commodity Strategy Fund — I Class (2)	117,547	745,247

TCW Global Bond Fund — I Class (2)	89,956	697,163

TCW Total Return Bond Fund — I Class (2)	453,621	3,606,284

		17,476,645

Total Investment Companies

(Cost: $27,876,612)		26,816,863

MONEY MARKET INVESTMENTS — 0.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (3)	171,980	171,980

Total Money Market Investments

(Cost: $171,980)		171,980

Total Investments (100.1%)

(Cost: $29,161,031)		27,990,574

Liabilities in Excess of Other Assets (-0.1%)		(19,678)

Net Assets (100.0%)		$27,970,896

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Affiliated issuer.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

36

TCW Conservative Allocation Fund

October 31, 2022

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2022 is as follows:

Name of Affiliated Fund	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2022	Value at October 31, 2022	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
Metropolitan West High Yield Bond Fund—I Class
	$364,123	$21,623	$31,101	33,267	$296,743	$16,080	$—	$(762)	$(57,140)
Metropolitan West Low Duration Bond Fund—I Class
	3,882,060	125,285	757,382	361,954	2,935,445	65,784	—	(44,883)	(269,635)
Metropolitan West Total Return Bond Fund—I Class
	4,151,099	443,500	355,601	389,676	3,429,147	89,378	1,039	(31,831)	(778,020)
Metropolitan West Unconstrained Bond Fund—I Class
	6,522,352	423,512	563,583	536,140	5,409,655	251,359	73,306	(28,993)	(943,633)
TCW Artificial Intelligence Fund—I Class
	427,681	24,998	33,084	16,557	246,362	—	18,136	(2,116)	(171,117)
TCW Emerging Markets Income Fund—I Class
	327,872	205,498	40,437	62,956	356,961	19,232	—	(3,982)	(131,990)
TCW Enhanced Commodity Strategy Fund—I Class
	909,113	66,681	249,086	117,547	745,247	52,783	—	18,271	268
TCW Global Bond Fund—I Class
	778,031	164,301	65,212	89,956	697,163	12,694	—	(5,961)	(173,996)
TCW Global Real Estate Fund—I Class
	1,889,665	203,034	157,919	125,004	1,288,789	70,465	103,053	(8,273)	(637,718)
TCW New America Premier Equities Fund—I Class
	3,024,172	1,150,504	592,730	119,893	2,644,841	—	345,481	75,884	(1,012,989)
TCW Relative Value Large Cap Fund—I Class
	3,840,642	538,367	1,395,663	183,410	2,402,673	47,526	262,523	(58,149)	(522,524)
TCW Relative Value Mid Cap Fund—I Class
	1,009,693	132,486	228,559	29,012	683,804	5,650	110,727	(37,966)	(191,850)
TCW Select Equities Fund—I Class
	3,474,300	803,653	556,627	80,409	2,073,749	—	411,123	(148,098)	(1,499,479)
TCW Total Return Bond Fund—I Class
	4,079,515	765,308	348,811	453,621	3,606,284	94,047	—	(30,367)	(859,361)

Total					$26,816,863	$724,998	$1,325,388	$(307,226)	$(7,249,184)

See accompanying Notes to Financial Statements.

37

TCW Conservative Allocation Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	62.5%
Diversified Equity Funds	33.4
Exchange-Traded Funds	3.6
Money Market Investments	0.6

Total	100.1%

See accompanying Notes to Financial Statements.

38

TCW Conservative Allocation Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$1,001,731	$—	$—	$1,001,731
Investment Companies	26,816,863	—	—	26,816,863
Money Market Investments	171,980	—	—	171,980

Total Investments	$27,990,574	$—	$—	$27,990,574

See accompanying Notes to Financial Statements.

39

TCW Global Real Estate Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 88.4% of Net Assets

Australia — 3.0% (Cost: $1,256,166)

Goodman Group	80,817	$879,071

Canada — 3.3% (Cost: $1,403,270)

Killam Apartment Real Estate Investment Trust	85,078	984,848

China — 1.3% (Cost: $516,784)

China Resources Land, Ltd.	120,000	375,444

Germany — 2.2% (Cost: $661,344)

Stroeer SE & Co. KGaA	16,069	655,182

Japan — 11.3%

Mitsubishi Estate Co., Ltd.	90,700	1,141,040

Mitsui Fudosan Co., Ltd.	59,300	1,135,956

Nippon Prologis REIT, Inc.	495	1,039,074

Total Japan

(Cost: $4,064,843)		3,316,070

Singapore — 1.7% (Cost: $685,190)

Capitaland Investment Ltd	231,100	491,641

Spain — 4.1% (Cost: $1,640,745)

Cellnex Telecom SA	36,649	1,199,653

United Kingdom — 3.1% (Cost: $1,326,370)

Segro PLC	101,297	915,290

Total United Kingdom

(Cost: $1,326,370)		915,290

United States — 58.4%

Alexandria Real Estate Equities, Inc.	10,487	1,523,761

American Tower Corp.	4,849	1,004,664

Apartment Investment and Management Co.	68,690	545,399

Brixmor Property Group, Inc.	76,247	1,624,824

Equinix, Inc.	2,911	1,648,907

Gaming and Leisure Properties, Inc.	24,223	1,214,057

Invitation Homes, Inc.	16,704	529,350

Kite Realty Group Trust	39,744	780,572

Issues	Shares	Value

United States (Continued)

LXP Industrial Trust	126,109	$1,220,735

Mid-America Apartment Communities, Inc.	4,560	717,972

Pebblebrook Hotel Trust	25,407	407,528

Prologis, Inc.	5,535	613,001

Public Storage	2,807	869,468

Rexford Industrial Realty, Inc.	16,436	908,582

Taylor Morrison Home Corp. (1)	43,675	1,150,399

VICI Properties, Inc.	42,850	1,372,057

Welltower, Inc.	6,972	425,571

Wyndham Hotels & Resorts, Inc.	7,719	586,104

Total United States

(Cost: $17,761,598)		17,142,951

Total Common Stock

(Cost: $29,316,310)		25,960,150

CLOSED-END FUND — 4.4%

United States — 4.4%

NexPoint Diversified Real Estate Trust	99,981	1,280,756

Total Closed-end Fund

(Cost: $1,503,062)		1,280,756

Total Purchased Options (2) (1.2%)

(Cost: $211,413)		349,500

MONEY MARKET INVESTMENTS — 6.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (3)	1,898,315	1,898,315

Total Money Market Investments

(Cost: $1,898,315)		1,898,315

Total Investments (100.5%)

(Cost: $32,929,100)		29,488,721

Liabilities in Excess of Other Assets (-0.5%)		(139,823)

Net Assets (100.0%)		$29,348,898

See accompanying Notes to Financial Statements.

40

TCW Global Real Estate Fund

October 31, 2022

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Realty Income Corp.	$65.00	3/17/23	300	$1,868,100	$151,500	$107,979	$43,521
Vanguard Real Estate	95.00	3/17/23	150	1,244,700	198,000	103,434	94,566

					$349,500	$211,413	$138,087

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Realty Income Corp.	$55.00	3/17/23	(300)	$(1,868,100)	$(43,500)	$(32,361)	$(11,139)
Vanguard Real Estate	60.00	3/17/23	(150)	(1,244,700)	(10,500)	(17,620)	7,120

					$(54,000)	$(49,981)	$(4,019)

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

41

TCW Global Real Estate Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Advertising	2.2%
Diversified Real Estate Activities	12.2
Health Care REITs	1.4
Homebuilding	3.9
Hotel & Resort REITs	3.4
Industrial REITs	19.0
Office REITs	5.2
Purchased Options	1.2
Real Estate Development	1.3
Real Estate Operating Companies	1.7
Residential REITs	9.4
Retail REITs	8.2
Specialized REITs	20.8
Wireless Telecommunication Services	4.1
Money Market Investments	6.5

Total	100.5%

See accompanying Notes to Financial Statements.

42

TCW Global Real Estate Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Advertising	$—	$655,182	$—	$655,182
Diversified Real Estate Activities	—	2,276,996	—	2,276,996
Health Care REITs	425,571	—	—	425,571
Homebuilding	1,150,399	—	—	1,150,399
Hotel & Resort REITs	993,632	—	—	993,632
Industrial REITs	2,742,318	2,833,435	—	5,575,753
Office REITs	1,523,761	—	—	1,523,761
Real Estate Development	—	375,444	—	375,444
Real Estate Operating Companies	—	491,641	—	491,641
Residential REITs	2,777,569	—	—	2,777,569
Retail REITs	2,405,396	—	—	2,405,396
Specialized REITs	6,109,153	—	—	6,109,153
Wireless Telecommunication Services	—	1,199,653	—	1,199,653

Total Common Stock	18,127,799	7,832,351	—	25,960,150

Closed-end Fund	1,280,756	—	—	1,280,756
Purchased Options	349,500	—	—	349,500
Money Market Investments	1,898,315	—	—	1,898,315

Total Investments	$21,656,370	$7,832,351	$—	$29,488,721

Liability Derivatives
Written Options
Equity Risk	$(54,000)	$—	$—	$(54,000)

Total	$(54,000)	$—	$—	$(54,000)

See accompanying Notes to Financial Statements.

43

TCW New America Premier Equities Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 100.1% of Net Assets

Aerospace & Defense — 7.1%

HEICO Corp.	64,681	$10,519,718

Application Software — 15.7%

Constellation Software, Inc.	14,570	21,041,236

Trade Desk, Inc. (The) (1)	41,979	2,234,962

		23,276,198

Data Processing & Outsourced Services — 6.3%
Fiserv, Inc. (1)	38,587	3,964,429
Visa, Inc.	26,214	5,430,492

		9,394,921

Electrical Equipment — 3.9%
AMETEK, Inc.	44,002	5,705,299

Environmental & Facilities Services — 6.7%
Waste Connections, Inc. (Canada)	74,704	9,854,205

Financial Exchanges & Data — 15.1%
FactSet Research Systems, Inc.	19,489	8,292,375
Morningstar, Inc.	34,691	8,054,556
S&P Global, Inc.	18,545	5,957,581

		22,304,512

Food Retail — 3.8%
Alimentation Couche-Tard, Inc.	124,948	5,587,646

Health Care Equipment — 3.9%
Danaher Corp.	23,239	5,848,559

Home Entertainment Software — 3.0%
Activision Blizzard, Inc.	60,811	4,427,041

Household Products — 1.3%
Church & Dwight Co., Inc.	25,438	1,885,719

Industrial Conglomerates — 3.7%
Roper Technologies, Inc.	13,158	5,454,517

Industrial Gases — 3.0%
Linde PLC (Ireland)	14,821	4,407,024

Issues	Shares	Value

Internet Services & Infrastructure — 1.0%
Dye & Durham, Ltd.	129,032	$1,425,543

Life Sciences Tools & Services — 6.3%
Agilent Technologies, Inc.	25,815	3,571,505
Mettler-Toledo International, Inc. (1)	4,508	5,702,305

		9,273,810

Multi-Sector Holdings — 1.0%
Berkshire Hathaway, Inc. — Class B (1)	5,147	1,518,828

Semiconductors — 3.8%
Broadcom, Inc.	11,941	5,613,703

Soft Drinks — 1.8%
PepsiCo, Inc.	14,682	2,665,958

Systems Software — 12.7%
Microsoft Corp.	46,748	10,851,613
Oracle Corp.	102,217	7,980,081

		18,831,694

Total Common Stock
(Cost: $111,584,662)		147,994,895

MONEY MARKET INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class 3.01% (2)	116,592	116,592

Total Money Market Investments

(Cost: $116,592)		116,592

Total Investments (100.2%)
(Cost: $111,701,254)		148,111,487

Liabilities in Excess of Other Assets (-0.2%)		(244,588)

Net Assets (100.0%)		$147,866,899

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

44

TCW New America Premier Equities Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Aerospace & Defense	7.1%
Application Software	15.7
Data Processing & Outsourced Services	6.3
Electrical Equipment	3.9
Environmental & Facilities Services	6.7
Financial Exchanges & Data	15.1
Food Retail	3.8
Health Care Equipment	3.9
Home Entertainment Software	3.0
Household Products	1.3
Industrial Conglomerates	3.7
Industrial Gases	3.0
Internet Services & Infrastructure	1.0
Life Sciences Tools & Services	6.3
Multi-Sector Holdings	1.0
Semiconductors	3.8
Soft Drinks	1.8
Systems Software	12.7
Money Market Investments	0.1

Total	100.2%

See accompanying Notes to Financial Statements.

45

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$10,519,718	$—	$—	$10,519,718
Application Software	23,276,198	—	—	23,276,198
Data Processing & Outsourced Services	9,394,921	—	—	9,394,921
Electrical Equipment	5,705,299	—	—	5,705,299
Environmental & Facilities Services	9,854,205	—	—	9,854,205
Financial Exchanges & Data	22,304,512	—	—	22,304,512
Food Retail	5,587,646	—	—	5,587,646
Health Care Equipment	5,848,559	—	—	5,848,559
Home Entertainment Software	4,427,041	—	—	4,427,041
Household Products	1,885,719	—	—	1,885,719
Industrial Conglomerates	5,454,517	—	—	5,454,517
Industrial Gases	4,407,024	—	—	4,407,024
Internet Services & Infrastructure	1,425,543	—	—	1,425,543
Life Sciences Tools & Services	9,273,810	—	—	9,273,810
Multi-Sector Holdings	1,518,828	—	—	1,518,828
Semiconductors	5,613,703	—	—	5,613,703
Soft Drinks	2,665,958	—	—	2,665,958
Systems Software	18,831,694	—	—	18,831,694

Total Common Stock	147,994,895	—	—	147,994,895

Money Market Investments	116,592	—	—	116,592

Total Investments	$148,111,487	$—	$—	$148,111,487

See accompanying Notes to Financial Statements.

46

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2022

Issues	Shares	Value

COMMON STOCK — 97.5% of Net Assets

Aerospace & Defense — 1.0%

Textron, Inc.	36,518	$2,499,292

Air Freight & Logistics — 2.8%

United Parcel Service, Inc. — Class B	41,809	7,014,296

Auto Components — 1.5%

BorgWarner, Inc.	98,032	3,679,141

Banks — 6.8%

JPMorgan Chase & Co.	66,260	8,340,809

Wells Fargo & Co.	188,040	8,647,959

		16,988,768

Beverages — 4.3%

Keurig Dr Pepper, Inc.	84,376	3,277,164

PepsiCo, Inc.	41,301	7,499,435

		10,776,599

Biotechnology — 8.4%

AbbVie, Inc.	50,247	7,356,161

Amgen, Inc.	18,766	5,073,388

Gilead Sciences, Inc.	108,599	8,520,677

		20,950,226

Building Products — 4.2%

Carlisle Cos., Inc.	11,426	2,728,529

Johnson Controls International PLC (Ireland)	134,775	7,795,386

		10,523,915

Capital Markets — 8.4%

Ameriprise Financial, Inc.	25,183	7,784,569

Blackstone, Inc.	26,478	2,413,205

Intercontinental Exchange, Inc.	47,167	4,507,750

Morgan Stanley	76,019	6,246,481

		20,952,005

Chemicals — 2.8%

Corteva, Inc.	45,344	2,962,777

DuPont de Nemours, Inc.	71,148	4,069,666

		7,032,443

Diversified Telecommunication Services — 1.3%

AT&T, Inc.	176,579	3,219,035

Electrical Equipment — 2.3%

nVent Electric PLC (Ireland)	157,312	5,741,888

Electronic Equipment, Instruments & Components — 1.2%

Corning, Inc.	92,346	2,970,771

Energy Equipment & Services — 2.7%

Baker Hughes Co.	246,820	6,827,041

Entertainment — 0.9%

Warner Bros Discovery, Inc. (1)	173,943	2,261,259

Issues	Shares	Value

Equity Real Estate — 1.8%

Simon Property Group, Inc.	40,776	$4,443,769

Food Products — 0.9%

Conagra Brands, Inc.	63,695	2,337,607

Health Care Equipment & Supplies — 0.9%

Medtronic PLC (Ireland)	26,580	2,321,497

Health Care Providers & Services — 8.0%

Elevance Health, Inc.	15,549	8,501,727

McKesson Corp.	29,683	11,557,669

		20,059,396

Hotels, Restaurants & Leisure — 1.7%

Darden Restaurants, Inc.	28,892	4,135,601

Household Durables — 2.5%

Lennar Corp.	76,925	6,207,848

Independent Power and Renewable Electricity Producers — 3.4%

AES Corp. (The)	321,410	8,408,086

Industrial Conglomerates — 2.7%

General Electric Co.	85,850	6,679,989

Insurance — 4.4%

MetLife, Inc.	149,256	10,927,032

IT Services — 3.4%

International Business Machines Corp.	61,960	8,568,448

Media — 3.1%

Comcast Corp.	96,029	3,047,960

Fox Corp.	161,327	4,657,511

		7,705,471

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	72,273	2,290,331

Multiline Retail — 1.3%

Target Corp.	19,441	3,193,184

Oil, Gas & Consumable Fuels — 5.5%

Chevron Corp.	31,049	5,616,764

Exxon Mobil Corp.	73,118	8,102,206

		13,718,970

Pharmaceuticals — 4.2%

Johnson & Johnson	28,138	4,895,168

Novartis AG (SP ADR) (Switzerland)	70,200	5,695,326

		10,590,494

Semiconductors & Semiconductor Equipment — 2.7%

Broadcom, Inc.	14,612	6,869,393

Specialty Retail — 1.5%

Dick’s Sporting Goods, Inc.	33,266	3,784,340

Total Common Stock

(Cost: $167,584,357)		243,678,135

See accompanying Notes to Financial Statements.

47

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Issues	Shares	Value

MONEY MARKET INVESTMENTS — 2.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (2)	5,969,187	$5,969,187

Total Money Market Investments

(Cost: $5,969,187)		5,969,187

Total Investments (99.9%)

(Cost: $173,553,544)		249,647,322

Excess of Other Assets over Liabilities (0.1%)		129,561

Net Assets (100.0%)		$249,776,883

Notes to the Schedule of Investments:

SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

48

TCW Relative Value Dividend Appreciation Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Aerospace & Defense	1.0%
Air Freight & Logistics	2.8
Auto Components	1.5
Banks	6.8
Beverages	4.3
Biotechnology	8.4
Building Products	4.2
Capital Markets	8.4
Chemicals	2.8
Diversified Telecommunication Services	1.3
Electrical Equipment	2.3
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	2.7
Entertainment	0.9
Equity Real Estate	1.8
Food Products	0.9
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	8.0
Hotels, Restaurants & Leisure	1.7
Household Durables	2.5
Independent Power and Renewable Electricity Producers	3.4
Industrial Conglomerates	2.7
Insurance	4.4
IT Services	3.4
Media	3.1
Metals & Mining	0.9
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	4.2
Semiconductors & Semiconductor Equipment	2.7
Specialty Retail	1.5
Money Market Investments	2.4

Total	99.9%

See accompanying Notes to Financial Statements.

49

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,499,292	$—	$—	$2,499,292
Air Freight & Logistics	7,014,296	—	—	7,014,296
Auto Components	3,679,141	—	—	3,679,141
Banks	16,988,768	—	—	16,988,768
Beverages	10,776,599	—	—	10,776,599
Biotechnology	20,950,226	—	—	20,950,226
Building Products	10,523,915	—	—	10,523,915
Capital Markets	20,952,005	—	—	20,952,005
Chemicals	7,032,443	—	—	7,032,443
Diversified Telecommunication Services	3,219,035	—	—	3,219,035
Electrical Equipment	5,741,888	—	—	5,741,888
Electronic Equipment, Instruments & Components	2,970,771	—	—	2,970,771
Energy Equipment & Services	6,827,041	—	—	6,827,041
Entertainment	2,261,259	—	—	2,261,259
Equity Real Estate	4,443,769	—	—	4,443,769
Food Products	2,337,607	—	—	2,337,607
Health Care Equipment & Supplies	2,321,497	—	—	2,321,497
Health Care Providers & Services	20,059,396	—	—	20,059,396
Hotels, Restaurants & Leisure	4,135,601	—	—	4,135,601
Household Durables	6,207,848	—	—	6,207,848
Independent Power and Renewable Electricity Producers	8,408,086	—	—	8,408,086
Industrial Conglomerates	6,679,989	—	—	6,679,989
Insurance	10,927,032	—	—	10,927,032
IT Services	8,568,448	—	—	8,568,448
Media	7,705,471	—	—	7,705,471
Metals & Mining	2,290,331	—	—	2,290,331
Multiline Retail	3,193,184	—	—	3,193,184
Oil, Gas & Consumable Fuels	13,718,970	—	—	13,718,970
Pharmaceuticals	10,590,494	—	—	10,590,494
Semiconductors & Semiconductor Equipment	6,869,393	—	—	6,869,393
Specialty Retail	3,784,340	—	—	3,784,340

Total Common Stock	243,678,135	—	—	243,678,135

Money Market Investments	5,969,187	—	—	5,969,187

Total Investments	$249,647,322	$—	$—	$249,647,322

See accompanying Notes to Financial Statements.

50

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2022

Issues	Shares	Value

COMMON STOCK — 99.4% of Net Assets

Aerospace & Defense — 2.6%

Textron, Inc.	42,261	$2,892,343

Air Freight & Logistics — 2.6%

United Parcel Service, Inc. — Class B	16,773	2,814,006

Banks — 5.2%

Citigroup, Inc.	18,995	871,110

JPMorgan Chase & Co.	29,401	3,700,998

Signature Bank	7,560	1,198,487

		5,770,595

Beverages — 3.8%

Keurig Dr Pepper, Inc.	39,071	1,517,518

PepsiCo, Inc.	14,600	2,651,068

		4,168,586

Biotechnology — 6.8%

AbbVie, Inc.	19,774	2,894,914

Amgen, Inc.	7,497	2,026,814

Gilead Sciences, Inc.	32,444	2,545,556

		7,467,284

Building Products — 3.1%

Johnson Controls International PLC (Ireland)	59,082	3,417,303

Capital Markets — 7.0%

Ameriprise Financial, Inc.	10,100	3,122,112

Intercontinental Exchange, Inc.	27,052	2,585,360

Morgan Stanley	24,500	2,013,165

		7,720,637

Chemicals — 1.4%

DuPont de Nemours, Inc.	27,506	1,573,343

Communications Equipment — 1.6%

Juniper Networks, Inc.	58,810	1,799,586

Diversified Financial Services — 1.3%

Apollo Global Management, Inc.	25,479	1,410,517

Diversified Telecommunication Services — 1.2%

AT&T, Inc.	70,444	1,284,194

Electronic Equipment, Instruments & Components — 3.2%

Corning, Inc.	39,334	1,265,375

Flex Ltd. (1)	113,447	2,221,292

		3,486,667

Energy Equipment & Services — 2.2%

Baker Hughes Co.	86,864	2,402,658

Entertainment — 1.3%

Warner Bros Discovery, Inc. (1)	110,924	1,442,012

Issues	Shares	Value

Equity Real Estate — 1.8%

Simon Property Group, Inc.	7,122	$776,156

Weyerhaeuser Co.	38,057	1,177,103

		1,953,259

Food Products — 1.2%

Conagra Brands, Inc.	35,961	1,319,769

Health Care Equipment & Supplies — 0.9%

Medtronic PLC (Ireland)	11,153	974,103

Health Care Providers & Services — 12.4%

Centene Corp. (1)	50,807	4,325,200

McKesson Corp.	12,230	4,761,995

Molina Healthcare, Inc. (1)	12,765	4,580,848

		13,668,043

Hotels, Restaurants & Leisure — 2.6%

Darden Restaurants, Inc.	19,790	2,832,741

Household Durables — 3.0%

Lennar Corp.	41,417	3,342,352

Independent Power and Renewable Electricity Producers — 2.7%

AES Corp. (The)	114,500	2,995,320

Industrial Conglomerates — 2.2%

General Electric Co.	31,641	2,461,986

Insurance — 3.2%

MetLife, Inc.	48,363	3,540,655

Interactive Media & Services — 0.1%

Meta Platforms, Inc. (1)	1,590	148,124

IT Services — 5.8%

Fiserv, Inc. (1)	28,268	2,904,254

International Business Machines Corp.	24,752	3,422,954

		6,327,208

Media — 4.2%

Comcast Corp.	61,075	1,938,520

Fox Corp.	58,302	1,683,179

Paramount Global — Class B	53,524	980,560

		4,602,259

Metals & Mining — 1.6%

Freeport-McMoRan, Inc.	56,860	1,801,893

Multiline Retail — 1.6%

Target Corp.	10,629	1,745,813

Oil, Gas & Consumable Fuels — 4.4%

Chevron Corp.	6,955	1,258,160

Exxon Mobil Corp.	32,630	3,615,730

		4,873,890

See accompanying Notes to Financial Statements.

51

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Real Estate Management & Development — 1.4%

Jones Lang LaSalle, Inc. (1)	9,517	$1,514,060

Semiconductors & Semiconductor Equipment — 5.3%

Broadcom, Inc.	5,562	2,614,808

ON Semiconductor Corp. (1)	52,159	3,204,127

		5,818,935

Specialty Retail — 1.7%

Dick’s Sporting Goods, Inc.	16,498	1,876,813

Total Common Stock

(Cost: $67,324,228)		109,446,954

MONEY MARKET INVESTMENTS — 0.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (2)	477,089	477,089

Total Money Market Investments

(Cost: $477,089)		477,089

Total Investments (99.8%)

(Cost: $67,801,317)		109,924,043

Excess of Other Assets over Liabilities (0.2%)		171,296

Net Assets (100.0%)		$110,095,339

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

52

TCW Relative Value Large Cap Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Aerospace & Defense	2.6%
Air Freight & Logistics	2.6
Banks	5.2
Beverages	3.8
Biotechnology	6.8
Building Products	3.1
Capital Markets	7.0
Chemicals	1.4
Communications Equipment	1.6
Diversified Financial Services	1.3
Diversified Telecommunication Services	1.2
Electronic Equipment, Instruments & Components	3.2
Energy Equipment & Services	2.2
Entertainment	1.3
Equity Real Estate	1.8
Food Products	1.2
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	12.4
Hotels, Restaurants & Leisure	2.6
Household Durables	3.0
Independent Power and Renewable Electricity Producers	2.7
Industrial Conglomerates	2.2
Insurance	3.2
Interactive Media & Services	0.1
IT Services	5.8
Media	4.2
Metals & Mining	1.6
Multiline Retail	1.6
Oil, Gas & Consumable Fuels	4.4
Real Estate Management & Development	1.4
Semiconductors & Semiconductor Equipment	5.3
Specialty Retail	1.7
Money Market Investments	0.4

Total	99.8%

See accompanying Notes to Financial Statements.

53

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,892,343	$—	$—	$2,892,343
Air Freight & Logistics	2,814,006	—	—	2,814,006
Banks	5,770,595	—	—	5,770,595
Beverages	4,168,586	—	—	4,168,586
Biotechnology	7,467,284	—	—	7,467,284
Building Products	3,417,303	—	—	3,417,303
Capital Markets	7,720,637	—	—	7,720,637
Chemicals	1,573,343	—	—	1,573,343
Communications Equipment	1,799,586	—	—	1,799,586
Diversified Financial Services	1,410,517	—	—	1,410,517
Diversified Telecommunication Services	1,284,194	—	—	1,284,194
Electronic Equipment, Instruments & Components	3,486,667	—	—	3,486,667
Energy Equipment & Services	2,402,658	—	—	2,402,658
Entertainment	1,442,012	—	—	1,442,012
Equity Real Estate	1,953,259	—	—	1,953,259
Food Products	1,319,769	—	—	1,319,769
Health Care Equipment & Supplies	974,103	—	—	974,103
Health Care Providers & Services	13,668,043	—	—	13,668,043
Hotels, Restaurants & Leisure	2,832,741	—	—	2,832,741
Household Durables	3,342,352	—	—	3,342,352
Independent Power and Renewable Electricity Producers	2,995,320	—	—	2,995,320
Industrial Conglomerates	2,461,986	—	—	2,461,986
Insurance	3,540,655	—	—	3,540,655
Interactive Media & Services	148,124	—	—	148,124
IT Services	6,327,208	—	—	6,327,208
Media	4,602,259	—	—	4,602,259
Metals & Mining	1,801,893	—	—	1,801,893
Multiline Retail	1,745,813	—	—	1,745,813
Oil, Gas & Consumable Fuels	4,873,890	—	—	4,873,890
Real Estate Management & Development	1,514,060	—	—	1,514,060
Semiconductors & Semiconductor Equipment	5,818,935	—	—	5,818,935
Specialty Retail	1,876,813	—	—	1,876,813

Total Common Stock	109,446,954	—	—	109,446,954

Money Market Investments	477,089	—	—	477,089

Total Investments	$109,924,043	$—	$—	$109,924,043

See accompanying Notes to Financial Statements.

54

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2022

Issues	Shares	Value

COMMON STOCK — 94.9% of Net Assets

Aerospace & Defense — 2.9%

Textron, Inc.	32,088	$2,196,103

Air Freight & Logistics — 0.7%

FedEx Corp.	3,238	518,987

Airlines — 1.3%

United Airlines Holdings, Inc. (1)	23,021	991,745

Auto Components — 1.3%

BorgWarner, Inc.	26,545	996,234

Banks — 9.6%

First Citizens BancShares, Inc.	1,447	1,189,607

KeyCorp	133,523	2,386,056

Popular, Inc.	42,897	3,033,676

Signature Bank	4,417	700,227

		7,309,566

Building Products — 0.3%

Carlisle Cos., Inc.	945	225,666

Capital Markets — 1.0%

Evercore, Inc.	7,054	741,375

Chemicals — 2.0%

Corteva, Inc.	13,900	908,226

DuPont de Nemours, Inc.	11,100	634,920

		1,543,146

Communications Equipment — 2.2%

Juniper Networks, Inc.	55,312	1,692,547

Construction & Engineering — 1.8%

Arcosa, Inc.	21,271	1,365,598

Consumer Finance — 1.2%

OneMain Holdings, Inc.	24,403	940,980

Diversified Financial Services — 3.8%

Apollo Global Management, Inc.	24,971	1,382,395

Equitable Holdings, Inc.	48,344	1,480,293

		2,862,688

Electronic Equipment, Instruments & Components — 5.8%

Avnet, Inc.	31,854	1,280,212

Flex Ltd. (1)	87,662	1,716,422

TTM Technologies, Inc. (1)	93,155	1,426,203

		4,422,837

Energy Equipment & Services — 2.9%

Baker Hughes Co.	52,026	1,439,039

NOV, Inc.	34,938	782,611

		2,221,650

Entertainment — 1.2%

Warner Bros Discovery, Inc. (1)	67,651	879,463

Issues	Shares	Value

Equity Real Estate — 2.2%

Innovative Industrial Properties, Inc.	5,426	$586,551

SITE Centers Corp.	84,971	1,051,941

		1,638,492

Food & Staples Retailing — 0.8%

Sprouts Farmers Market, Inc. (1)	19,248	567,816

Food Products — 1.1%

Conagra Brands, Inc.	21,684	795,803

Health Care Equipment & Supplies — 0.6%

Envista Holdings Corp. (1)	14,700	485,247

Health Care Providers & Services — 12.6%

Acadia Healthcare Co., Inc. (1)	27,848	2,264,042

AdaptHealth Corp. (1)	23,000	524,400

Centene Corp. (1)	34,298	2,919,789

Henry Schein, Inc. (1)	13,995	958,098

Molina Healthcare, Inc. (1)	8,000	2,870,880

		9,537,209

Hotels, Restaurants & Leisure — 2.8%

Darden Restaurants, Inc.	12,682	1,815,301

Travel + Leisure Co.	8,307	315,500

		2,130,801

Household Durables — 5.4%

DR Horton, Inc.	15,882	1,221,008

Lennar Corp.	19,177	1,547,584

Toll Brothers, Inc.	29,968	1,291,021

		4,059,613

Independent Power and Renewable Electricity Producers — 3.1%

AES Corp. (The)	90,535	2,368,396

Insurance — 3.8%

Arch Capital Group, Ltd. (1)	35,349	2,032,567

Assured Guaranty, Ltd.	14,408	852,810

		2,885,377

Internet & Direct Marketing Retail — 0.6%

eBay, Inc.	11,859	472,463

IT Services — 1.0%

DXC Technology Co. (1)	27,348	786,255

Machinery — 3.6%

AGCO Corp.	5,099	633,143

Manitowoc Co., Inc. (The) (1)	24,450	222,984

Terex Corp.	8,934	362,184

Westinghouse Air Brake Technologies Corp.	16,395	1,529,326

		2,747,637

Marine — 1.2%

Kirby Corp. (1)	12,891	899,147

See accompanying Notes to Financial Statements.

55

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Media — 1.4%

Interpublic Group of Cos., Inc. (The)	28,826	$858,727

Paramount Global — Class B	11,319	207,364

		1,066,091

Metals & Mining — 1.6%

Freeport-McMoRan, Inc.	38,299	1,213,695

Multi-Utilities — 1.1%

Sempra Energy	5,690	858,849

Multiline Retail — 1.4%

Dollar Tree, Inc. (1)	6,879	1,090,321

Oil, Gas & Consumable Fuels — 2.7%

ConocoPhillips	8,313	1,048,186

Marathon Petroleum Corp.	8,829	1,003,151

		2,051,337

Personal Products — 1.5%

Coty, Inc. (1)	163,959	1,100,165

Pharmaceuticals — 1.4%

Perrigo Co. PLC	25,930	1,044,460

Professional Services — 1.3%

Jacobs Solutions, Inc.	8,768	1,010,249

Real Estate Management & Development — 1.8%

Jones Lang LaSalle, Inc. (1)	8,572	1,363,719

Road & Rail — 0.8%

Hertz Global Holdings, Inc. (1)	31,834	585,746

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 0.6%

Analog Devices, Inc.	3,040	$433,565

Specialty Retail — 2.5%

Dick’s Sporting Goods, Inc.	8,351	950,010

Guess?, Inc.	25,455	432,226

Williams-Sonoma, Inc.	4,408	545,842

		1,928,078

Total Common Stock

(Cost: $48,885,959)		72,029,116

MONEY MARKET INVESTMENTS — 6.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (2)	4,773,681	4,773,681

Total Money Market Investments

(Cost: $4,773,681)		4,773,681

Total Investments (101.2%)

(Cost: $53,659,640)		76,802,797

Liabilities in Excess of Other Assets (-1.2%)		(895,471)

Net Assets (100.0%)		$75,907,326

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

56

TCW Relative Value Mid Cap Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Aerospace & Defense	2.9%
Air Freight & Logistics	0.7
Airlines	1.3
Auto Components	1.3
Banks	9.6
Building Products	0.3
Capital Markets	1.0
Chemicals	2.0
Communications Equipment	2.2
Construction & Engineering	1.8
Consumer Finance	1.2
Diversified Financial Services	3.8
Electronic Equipment, Instruments & Components	5.8
Energy Equipment & Services	2.9
Entertainment	1.2
Equity Real Estate	2.2
Food & Staples Retailing	0.8
Food Products	1.1
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	12.6
Hotels, Restaurants & Leisure	2.8
Household Durables	5.4
Independent Power and Renewable Electricity Producers	3.1
Insurance	3.8
Internet & Direct Marketing Retail	0.6
IT Services	1.0
Machinery	3.6
Marine	1.2
Media	1.4
Metals & Mining	1.6
Multi-Utilities	1.1
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	2.7
Personal Products	1.5
Pharmaceuticals	1.4
Professional Services	1.3
Real Estate Management & Development	1.8
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	0.6
Specialty Retail	2.5
Money Market Investments	6.3

Total	101.2%

See accompanying Notes to Financial Statements.

57

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,196,103	$—	$—	$2,196,103
Air Freight & Logistics	518,987	—	—	518,987
Airlines	991,745	—	—	991,745
Auto Components	996,234	—	—	996,234
Banks	7,309,566	—	—	7,309,566
Building Products	225,666	—	—	225,666
Capital Markets	741,375	—	—	741,375
Chemicals	1,543,146	—	—	1,543,146
Communications Equipment	1,692,547	—	—	1,692,547
Construction & Engineering	1,365,598	—	—	1,365,598
Consumer Finance	940,980	—	—	940,980
Diversified Financial Services	2,862,688	—	—	2,862,688
Electronic Equipment, Instruments & Components	4,422,837	—	—	4,422,837
Energy Equipment & Services	2,221,650	—	—	2,221,650
Entertainment	879,463	—	—	879,463
Equity Real Estate	1,638,492	—	—	1,638,492
Food & Staples Retailing	567,816	—	—	567,816
Food Products	795,803	—	—	795,803
Health Care Equipment & Supplies	485,247	—	—	485,247
Health Care Providers & Services	9,537,209	—	—	9,537,209
Hotels, Restaurants & Leisure	2,130,801	—	—	2,130,801
Household Durables	4,059,613	—	—	4,059,613
Independent Power and Renewable Electricity Producers	2,368,396	—	—	2,368,396
Insurance	2,885,377	—	—	2,885,377
Internet & Direct Marketing Retail	472,463	—	—	472,463
IT Services	786,255	—	—	786,255
Machinery	2,747,637	—	—	2,747,637
Marine	899,147	—	—	899,147
Media	1,066,091	—	—	1,066,091
Metals & Mining	1,213,695	—	—	1,213,695
Multi-Utilities	858,849	—	—	858,849
Multiline Retail	1,090,321	—	—	1,090,321
Oil, Gas & Consumable Fuels	2,051,337	—	—	2,051,337
Personal Products	1,100,165	—	—	1,100,165
Pharmaceuticals	1,044,460	—	—	1,044,460
Professional Services	1,010,249	—	—	1,010,249
Real Estate Management & Development	1,363,719	—	—	1,363,719
Road & Rail	585,746	—	—	585,746
Semiconductors & Semiconductor Equipment	433,565	—	—	433,565
Specialty Retail	1,928,078	—	—	1,928,078

Total Common Stock	72,029,116	—	—	72,029,116

Money Market Investments	4,773,681	—	—	4,773,681

Total Investments	$76,802,797	$—	$—	$76,802,797

See accompanying Notes to Financial Statements.

58

TCW Select Equities Fund

Schedule of Investments	October 31, 2022

Issues	Shares	Value

COMMON STOCK — 97.4% of Net Assets

Capital Markets — 7.5%
Charles Schwab Corp. (The)	229,168	$18,257,815
S&P Global, Inc.	75,586	24,282,002

		42,539,817

Commercial Services & Supplies — 2.4%
Waste Connections, Inc. (Canada)	103,432	13,643,715

Equity Real Estate — 4.2%
American Tower Corp.	115,907	24,014,771

Food & Staples Retailing — 3.7%
Costco Wholesale Corp.	41,737	20,931,105

Health Care Equipment & Supplies — 7.0%
Align Technology, Inc. (1)	41,973	8,155,354
Boston Scientific Corp. (1)	323,179	13,932,246
DexCom, Inc. (1)	145,528	17,576,872

		39,664,472

Interactive Media & Services — 6.4%
Alphabet, Inc. — Class C (1)	380,624	36,029,868

Internet & Direct Marketing Retail — 5.6%
Amazon.com, Inc. (1)	312,040	31,965,378

IT Services — 13.5%
Mastercard, Inc.	63,855	20,955,934
PayPal Holdings, Inc. (1)	124,560	10,410,725
Snowflake, Inc. (1)	46,329	7,426,538
Twilio, Inc. (1)	93,116	6,925,037
Visa, Inc.	149,369	30,943,282

		76,661,516

Life Sciences Tools & Services — 3.4%
IQVIA Holdings, Inc. (1)	91,407	19,165,306

Pharmaceuticals — 3.2%
Zoetis, Inc.	122,039	18,401,040

Professional Services — 1.8%
TransUnion	174,080	10,317,722

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 9.4%
ASML Holding NV (Netherlands)	29,773	$14,065,361
Enphase Energy, Inc. (1)	50,736	15,575,952
NVIDIA Corp.	175,401	23,673,873

		53,315,186

Software — 21.9%
Adobe, Inc. (1)	57,142	18,199,727
Crowdstrike Holdings, Inc. (1)	74,656	12,034,547
Microsoft Corp.	119,801	27,809,406
Salesforce, Inc. (1)	129,653	21,080,282
ServiceNow, Inc. (1)	77,403	32,566,538
Trade Desk, Inc. (The) (1)	240,699	12,814,815

		124,505,315

Specialty Retail — 5.3%
Home Depot, Inc. (The)	57,219	16,944,263
Ulta Beauty, Inc. (1)	31,709	13,297,803

		30,242,066

Textiles, Apparel & Luxury Goods — 2.1%
NIKE, Inc. — Class B	126,524	11,726,244

Total Common Stock
(Cost: $255,402,043)		553,123,521

MONEY MARKET INVESTMENTS — 2.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (2)	15,139,852	15,139,852

Total Money Market Investments

(Cost: $15,139,852)		15,139,852

Total Investments (100.1%)

(Cost: $270,541,895)		568,263,373

Liabilities in Excess of Other Assets (-0.1%)		(736,925)

Net Assets (100.0%)		$567,526,448

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

59

TCW Select Equities Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Capital Markets	7.5%
Commercial Services & Supplies	2.4
Equity Real Estate	4.2
Food & Staples Retailing	3.7
Health Care Equipment & Supplies	7.0
Interactive Media & Services	6.4
Internet & Direct Marketing Retail	5.6
IT Services	13.5
Life Sciences Tools & Services	3.4
Pharmaceuticals	3.2
Professional Services	1.8
Semiconductors & Semiconductor Equipment	9.4
Software	21.9
Specialty Retail	5.3
Textiles, Apparel & Luxury Goods	2.1
Money Market Investments	2.7

Total	100.1%

See accompanying Notes to Financial Statements.

60

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$42,539,817	$—	$—	$42,539,817
Commercial Services & Supplies	13,643,715	—	—	13,643,715
Equity Real Estate	24,014,771	—	—	24,014,771
Food & Staples Retailing	20,931,105	—	—	20,931,105
Health Care Equipment & Supplies	39,664,472	—	—	39,664,472
Interactive Media & Services	36,029,868	—	—	36,029,868
Internet & Direct Marketing Retail	31,965,378	—	—	31,965,378
IT Services	76,661,516	—	—	76,661,516
Life Sciences Tools & Services	19,165,306	—	—	19,165,306
Pharmaceuticals	18,401,040	—	—	18,401,040
Professional Services	10,317,722	—	—	10,317,722
Semiconductors & Semiconductor Equipment	53,315,186	—	—	53,315,186
Software	124,505,315	—	—	124,505,315
Specialty Retail	30,242,066	—	—	30,242,066
Textiles, Apparel & Luxury Goods	11,726,244	—	—	11,726,244

Total Common Stock	553,123,521	—	—	553,123,521

Money Market Investments	15,139,852	—	—	15,139,852

Total Investments	$568,263,373	$—	$—	$568,263,373

See accompanying Notes to Financial Statements.

61

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2022

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund		TCW Global Real Estate Fund	TCW New America Premier Equities Fund
ASSETS
Investments, at Value (1)	$11,018,770	$1,173,711		$29,488,721	$148,111,487
Investment in Affiliated Issuers, at Value	—	26,816,863	(2)	—	—
Foreign Currency, at Value (3)	—	—		8,532	2,382
Receivable for Securities Sold	—	—		—	1,889,203
Receivable for Fund Shares Sold	1,084	—		239	8,608
Interest and Dividends Receivable	5,297	13,449		29,330	721
Foreign Tax Reclaims Receivable	—	—		7,350	—
Receivable from Investment Advisor	10,172	1,535		22,428	2,188
Cash Collateral Held for Brokers	—	—		—	3
Prepaid Expenses	9,503	25,575		28,157	15,734

Total Assets	11,044,826	28,031,133		29,584,757	150,030,326

LIABILITIES
Payable for Securities Purchased	—	—		—	1,839,141
Payable for Fund Shares Redeemed	5,000	—		80,954	117,907
Accrued Directors’ Fees and Expenses	11,634	11,634		11,634	11,634
Deferred Accrued Directors’ Fees and Expenses	1,586	1,587		1,587	1,587
Accrued Management Fees	6,474	—		20,067	78,319
Accrued Distribution Fees	668	80		2,400	4,048
Options Written, at Value (4)	—	—		54,000	—
Transfer Agent Fees Payable	5,022	4,732		14,444	35,219
Administration Fee Payable	8,162	8,626		9,751	17,665
Audit Fees Payable	16,377	13,613		18,014	20,298
Accounting Fees Payable	1,518	2,286		2,848	8,346
Custodian Fees Payable	4,580	4,229		9,008	5,583
Legal Fees Payable	256	368		428	1,308
Other Accrued Expenses	9,414	13,082		10,724	22,372

Total Liabilities	70,691	60,237		235,859	2,163,427

NET ASSETS	$10,974,135	$27,970,896		$29,348,898	$147,866,899

NET ASSETS CONSIST OF:
Paid-in Capital	$11,947,726	$28,240,459		$40,604,403	$117,833,510
Accumulated Earnings (Loss)	(973,591)	(269,563)		(11,255,505)	30,033,389

NET ASSETS	$10,974,135	$27,970,896		$29,348,898	$147,866,899

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$7,780,172	$27,623,520		$17,740,812	$128,086,153

N Class Share	$3,193,963	$347,376		$11,608,086	$19,780,746

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	522,736	2,614,487		1,720,717	5,807,110

N Class Share	215,495	32,851		1,127,247	904,392

NET ASSET VALUE PER SHARE: (6)
I Class Share	$14.88	$10.57		$10.31	$22.06

N Class Share	$14.82	$10.57		$10.30	$21.87

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2022 was $10,328,032, $1,284,419, $32,929,100 and $111,701,254, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $27,876,612.
(3)	The identified cost for the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2022 was $8,532 and $2,430, respectively.
(4)	Premium received $49,981.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

62

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2022

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
ASSETS
Investments, at Value (1)	$249,647,322	$109,924,043	$76,802,797	$568,263,373
Receivable for Securities Sold	3,139,362	191,676	566,091	—
Receivable for Fund Shares Sold	55,213	125,801	440	152,700
Interest and Dividends Receivable	317,436	120,324	51,793	132,400
Foreign Tax Reclaims Receivable	150,770	—	—	—
Receivable from Investment Advisor	24,894	14,973	14,368	7,104
Prepaid Expenses	32,220	27,493	24,435	25,399

Total Assets	253,367,217	110,404,310	77,459,924	568,580,976

LIABILITIES
Payable for Securities Purchased	3,058,424	129,417	1,414,185	—
Payable for Fund Shares Redeemed	212,106	14,394	25	359,476
Accrued Directors’ Fees and Expenses	11,634	11,634	11,634	11,634
Deferred Accrued Directors’ Fees and Expenses	1,587	1,587	1,587	1,587
Accrued Management Fees	118,902	52,828	42,667	302,419
Accrued Distribution Fees	35,598	1,792	2,656	21,595
Transfer Agent Fees Payable	65,788	31,934	22,113	197,353
Administration Fee Payable	22,200	13,897	11,930	49,903
Audit Fees Payable	20,327	20,020	20,275	21,745
Accounting Fees Payable	12,193	5,988	4,414	31,702
Custodian Fees Payable	5,545	5,574	5,864	6,700
Legal Fees Payable	1,803	906	677	4,893
Other Accrued Expenses	24,227	19,000	14,571	45,521

Total Liabilities	3,590,334	308,971	1,552,598	1,054,528

NET ASSETS	$249,776,883	$110,095,339	$75,907,326	$567,526,448

NET ASSETS CONSIST OF:
Paid-in Capital	$166,365,009	$61,794,938	$52,038,961	$181,406,478
Accumulated Earnings (Loss)	83,411,874	48,300,401	23,868,365	386,119,970

NET ASSETS	$249,776,883	$110,095,339	$75,907,326	$567,526,448

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$70,447,750	$101,088,000	$62,726,097	$462,670,459

N Class Share	$179,329,133	$9,007,339	$13,181,229	$104,855,989

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,649,310	7,717,359	2,661,215	17,937,678

N Class Share	9,094,156	690,722	578,356	4,789,066

NET ASSET VALUE PER SHARE: (3)
I Class Share	$19.30	$13.10	$23.57	$25.79

N Class Share	$19.72	$13.04	$22.79	$21.89

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2022 was $173,553,544, $67,801,317, $53,659,640 and $270,541,895, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

63

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2022

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund
INVESTMENT INCOME
Income:
Dividends	$73,551 (1)	$30,213	$1,255,920 (1)	$1,062,671 (1)
Non-Cash Dividend Income	—	—	—	60,772
Dividends from Investment in Affiliated Issuers	—	724,998	—	—

Total	73,551	755,211	1,255,920	1,123,443

Expenses:
Management Fees	98,619	—	335,405	1,175,142
Accounting Services Fees	3,020	3,979	5,588	15,636
Administration Fees	14,632	14,999	17,885	32,407
Transfer Agent Fees:
I Class	11,701	10,088	34,370	93,769
N Class	8,538	6,899	19,597	35,370
Custodian Fees	7,988	6,208	14,416	9,087
Professional Fees	25,762	21,900	30,081	35,169
Directors’ Fees and Expenses	46,666	46,667	46,667	46,667
Registration Fees:
I Class	15,669	17,579	21,331	19,310
N Class	19,201	17,595	20,128	18,225
Distribution Fees:
N Class	10,289	1,713	37,543	60,184
Shareholder Reporting Expense	1,746	1,416	1,777	4,359
Other	13,420	7,297	17,467	15,358

Total	277,251	156,340	602,255	1,560,683

Less Expenses Borne by Investment Advisor:
I Class	87,576	21	113,843	—
N Class	58,767	24,023	96,082	36,539

Net Expenses	130,908	132,296	392,330	1,524,144

Net Investment Income (Loss)	(57,357)	622,915	863,590	(400,701)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(1,563,466)	—	(6,930,647)	(5,905,413)
Investments in Affiliated Issuers	—	(307,226)	—	—
Realized Gain Received as Distribution from Affiliated Issuers	—	1,325,388	—	—
Foreign Currency	2,292	—	(27,030)	(44,638)
Options Written	—	—	(178,523)	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,292,869)	(249,936)	(6,917,422)	(41,047,957)
Foreign Currency	(25)	—	(792)	(48)
Investments in Affiliated Issuers	—	(7,249,184)	—	—
Options Written	—	—	(43,909)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(6,854,068)	(6,480,958)	(14,098,323)	(46,998,056)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,911,425)	$(5,858,043)	$(13,234,733)	$(47,398,757)

(1)

Net of foreign taxes withheld. Total amounts withheld for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund were $1,622, $29,183 and $25,775.

See accompanying Notes to Financial Statements.

64

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2022

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
INVESTMENT INCOME
Income:
Dividends	$6,798,515 (1)	$2,495,960	$1,301,871 (1)	$3,105,517 (1)

Total	6,798,515	2,495,960	1,301,871	3,105,517

Expenses:
Management Fees	1,564,399	704,499	568,339	4,856,480
Accounting Services Fees	22,810	11,495	8,257	58,551
Administration Fees	41,805	26,176	21,673	92,633
Transfer Agent Fees:
I Class	46,302	88,969	75,377	585,102
N Class	207,508	14,324	18,982	169,523
Custodian Fees	9,132	8,057	10,866	11,494
Professional Fees	36,716	33,424	33,142	47,437
Directors’ Fees and Expenses	46,667	46,667	46,667	46,667
Registration Fees:
I Class	18,884	24,290	17,831	24,627
N Class	20,322	19,573	17,901	22,375
Distribution Fees:
N Class	468,626	23,836	35,557	349,240
Shareholder Reporting Expense	3,980	4,127	3,983	6,804
Other	30,524	19,632	18,413	56,507

Total	2,517,675	1,025,069	876,988	6,327,440

Less Expenses Borne by Investment Advisor:
I Class	44,900	142,373	110,231	—
N Class	272,842	41,754	62,426	193,066

Net Expenses	2,199,933	840,942	704,331	6,134,374

Net Investment Income (Loss)	4,598,582	1,655,018	597,540	(3,028,857)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	10,945,801	6,315,555	1,053,361	101,011,832
Foreign Currency	—	—	—	6
Change in Unrealized Appreciation (Depreciation) on:
Investments	(22,428,051)	(14,397,777)	(10,556,257)	(428,876,001)

Net Realized and Unrealized Gain (Loss) on Investments	(11,482,250)	(8,082,222)	(9,502,896)	(327,864,163)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,883,668)	$(6,427,204)	$(8,905,356)	$(330,893,020)

(1)

Net of foreign taxes withheld. Total amounts withheld for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund were $38,488, $9,199 and $51,874.

See accompanying Notes to Financial Statements.

65

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income (Loss)	$(57,357)	$(88,494)	$622,915	$357,656
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,561,174)	1,118,544	1,018,162	3,079,251
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(5,292,894)	3,428,225	(7,499,120)	2,226,386

Increase (Decrease) in Net Assets Resulting from Operations	(6,911,425)	4,458,275	(5,858,043)	5,663,293

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(815,308)	—	(3,251,567)	(575,016)

NET CAPITAL SHARE TRANSACTIONS
I Class	(208,373)	3,584,599	1,248,923	(6,446,027)
N Class	(26,162)	527,992	(167,827)	190,512

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(234,535)	4,112,591	1,081,096	(6,255,515)

Increase (Decrease) in Net Assets	(7,961,268)	8,570,866	(8,028,514)	(1,167,238)
NET ASSETS
Beginning of year	18,935,403	10,364,537	35,999,410	37,166,648

End of year	$10,974,135	$18,935,403	$27,970,896	$35,999,410

See accompanying Notes to Financial Statements.

66

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income (Loss)	$863,590	$613,331	$(400,701)	$712,832
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	(7,136,200)	3,250,760	(5,950,051)	33,494,351
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	(6,962,123)	2,994,939	(41,048,005)	35,985,483

Increase (Decrease) in Net Assets Resulting from Operations	(13,234,733)	6,859,030	(47,398,757)	70,192,666

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(3,597,946)	(564,453)	(26,427,279)	(7,812)
Return of Capital	(447,356)	—	—	—

Total Distributions to Shareholders	(4,045,302)	(564,453)	(26,427,279)	(7,812)

NET CAPITAL SHARE TRANSACTIONS
I Class	3,859,420	11,493,157	(9,546,382)	(12,185,199)
N Class	3,186,663	8,250,122	(631,927)	(9,645,097)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	7,046,083	19,743,279	(10,178,309)	(21,830,296)

Increase (Decrease) in Net Assets	(10,233,952)	26,037,856	(84,004,345)	48,354,558
NET ASSETS
Beginning of year	39,582,850	13,544,994	231,871,244	183,516,686

End of year	$29,348,898	$39,582,850	$147,866,899	$231,871,244

See accompanying Notes to Financial Statements.

67

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$4,598,582	$4,547,141	$1,655,018	$1,609,103
Net Realized Gain on Investments	10,945,801	31,551,258	6,315,555	11,175,560
Change in Unrealized Appreciation (Depreciation) on Investments	(22,428,051)	65,949,490	(14,397,777)	33,219,423

Increase (Decrease) in Net Assets Resulting from Operations	(6,883,668)	102,047,889	(6,427,204)	46,004,086

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(29,507,424)	(4,599,952)	(10,172,684)	(8,614,565)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,823,123	(3,786,668)	(877,613)	(275,969)
N Class	3,156,898	(21,732,783)	(137,752)	(2,445,033)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,980,021	(25,519,451)	(1,015,365)	(2,721,002)

Increase (Decrease) in Net Assets	(30,411,071)	71,928,486	(17,615,253)	34,668,519
NET ASSETS
Beginning of year	280,187,954	208,259,468	127,710,592	93,042,073

End of year	$249,776,883	$280,187,954	$110,095,339	$127,710,592

See accompanying Notes to Financial Statements.

68

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income (Loss)	$597,540	$478,760	$(3,028,857)	$(3,646,354)
Net Realized Gain on Investments and Foreign Currency Transactions	1,053,361	12,750,073	101,011,838	126,960,390
Change in Unrealized Appreciation (Depreciation) on Investments	(10,556,257)	19,424,042	(428,876,001)	175,902,597

Increase (Decrease) in Net Assets Resulting from Operations	(8,905,356)	32,652,875	(330,893,020)	299,216,633

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(10,250,919)	(522,819)	(115,374,235)	(59,131,560)

NET CAPITAL SHARE TRANSACTIONS
I Class	5,957,013	(4,606,270)	20,168,808	(27,266,527)
N Class	(145,718)	(194,515)	(1,698,839)	(12,802,651)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,811,295	(4,800,785)	18,469,969	(40,069,178)

Increase (Decrease) in Net Assets	(13,344,980)	27,329,271	(427,797,286)	200,015,895
NET ASSETS
Beginning of year	89,252,306	61,923,035	995,323,734	795,307,839

End of year	$75,907,326	$89,252,306	$567,526,448	$995,323,734

See accompanying Notes to Financial Statements.

69

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified U.S. Equity Funds

TCW Artificial Intelligence Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of real estate investment trusts (“REITs”) and real estate companies. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets, plus any borrowings for investment purposes, in securities of issuers domiciled outside the United States or whose primary business operations are outside the United States, including pooled investment vehicles domiciled in the United States that invest principally in non-U.S. securities.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies; intends to achieve its objective by investing primarily in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

70

TCW Funds, Inc.

October 31, 2022

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with a secondary objective of capital appreciation, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase).

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Index).

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of mid- and large-capitalization companies.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles, such as growth and/or value investing.

All of the Funds currently offer two classes of shares: I Class and N Class. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Options on equity securities and options on indexes were valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

The Advisor, as the valuation designee, uses a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model was utilized each trading day and was not dependent on certain thresholds or triggers.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market

72

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Mutual funds.    Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized as Level 1.

Options contracts.    Options contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

The Funds held no investments or other financial instruments at October 31, 2022 for which fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications

74

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2022, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Equity Risk
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$349,500

Total Value	$349,500

Liability Derivatives
Written Options	$(54,000)

Total Value	$(54,000)

Statement of Operations:
Net Realized Gain (Loss)
Investments (2)	$368,496
Options Written	(178,523)

Net Realized Gain (Loss)	$189,973

Net Change in Appreciation (Depreciation)
Investments (3)	$219,997
Options Written	(43,909)

Net Change in Appreciation (Depreciation)	$176,088

Number of Contracts (4)
Options Purchased	745
Options Written	473

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2022.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

76

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Funds had no OTC derivatives for offset under an ISDA Master Agreement as of October 31, 2022.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage,

78

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the year ended October 31, 2022.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2022.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2022.

Derivatives:

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

79

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2022, TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

80

TCW Funds, Inc.

October 31, 2022

Note 4 — Risk Considerations (Continued)

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The COVID-19 outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. It is difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on the Funds’ investments and result in significant investment losses.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

81

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$408,519	$733,388	$1,141,907
TCW Relative Value Dividend Appreciation Fund	161,358	10,751,733	10,913,091
TCW Relative Value Large Cap Fund	1,357,088	6,011,662	7,368,750
TCW Relative Value Mid Cap Fund	112,160	1,259,325	1,371,485
TCW Select Equities Fund	—	90,954,258	90,954,258

At the end of the previous fiscal year ended October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Artificial Intelligence Equity Fund	$48,966	$766,227	$815,193
TCW Conservative Allocation Fund	755,142	1,974,573	2,729,715
TCW Global Real Estate Fund	2,797,620	444,438	3,242,058
TCW New America Premier Equities Fund	13,074,757	13,352,129	26,426,886
TCW Relative Value Dividend Appreciation Fund	309,485	24,822,229	25,131,714
TCW Relative Value Large Cap Fund	1,978,411	7,970,616	9,949,027
TCW Relative Value Mid Cap Fund	—	9,768,687	9,768,687
TCW Select Equities Fund	—	115,373,781	115,373,781

Permanent differences incurred during the year ended October 31, 2022 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$14,673	$(1,860)	$(12,813)
TCW Conservative Allocation Fund	307,095	(331,258)	24,163
TCW Global Real Estate Fund	324,646	(324,804)	158
TCW New America Premier Equities Fund	143,916	45,031	(188,947)
TCW Relative Value Dividend Appreciation Fund	(61,912)	(471,003)	532,915
TCW Relative Value Large Cap Fund	(75,259)	(544,159)	619,418
TCW Relative Value Mid Cap Fund	(3,367)	(23,493)	26,860
TCW Select Equities Fund	4,419,326	(10,242,096)	5,822,770

82

TCW Funds, Inc.

October 31, 2022

Note 5 — Federal Income Taxes (Continued)

During the year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Artificial Intelligence Equity Fund	$49,033	$766,275	—	$815,308
TCW Conservative Allocation Fund	1,276,879	1,974,688	—	3,251,567
TCW Global Real Estate Fund	3,083,570	514,376	447,356	4,045,302
TCW New America Premier Equities Fund	13,075,005	13,352,274	—	26,427,279
TCW Relative Value Dividend Appreciation Fund	4,684,797	24,822,627	—	29,507,424
TCW Relative Value Large Cap Fund	2,201,494	7,971,190	—	10,172,684
TCW Relative Value Mid Cap Fund	482,013	9,768,906	—	10,250,919
TCW Select Equities Fund	—	115,374,235	—	115,374,235

During the previous fiscal year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$367,007	$208,009	$575,016
TCW Global Real Estate Fund	564,453	—	564,453
TCW New American Premier Equities Fund	7,812	—	7,812
TCW Relative Value Dividend Appreciation Fund	4,599,952	—	4,599,952
TCW Relative Value Large Cap Fund	1,781,283	6,833,282	8,614,565
TCW Relative Value Mid Cap Fund	511,122	11,697	522,819
TCW Select Equities Fund	—	59,131,560	59,131,560

At October 31, 2022, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$1,721,636	$(1,089,957)	$631,679	$10,387,091
TCW Conservative Allocation Fund	1,801,890	(3,213,359)	(1,411,469)	29,402,043
TCW Global Real Estate Fund	737,696	(4,837,394)	(4,099,698)	33,588,419
TCW New America Premier Equities Fund	38,093,745	(1,978,658)	36,115,087	111,996,400
TCW Relative Value Dividend Appreciation Fund	78,235,454	(5,736,672)	72,498,782	177,148,540
TCW Relative Value Large Cap Fund	44,080,339	(3,148,687)	40,931,652	68,992,391
TCW Relative Value Mid Cap Fund	24,710,606	(2,213,730)	22,496,876	54,305,921
TCW Select Equities Fund	328,303,570	(30,767,085)	297,536,485	270,726,888

At October 31, 2022, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$861,465	$699,047	$1,560,512
TCW Global Real Estate Fund	6,781,915	273,589	7,055,504
TCW New America Premier Equities Fund	5,824,865	—	5,824,865

The Funds did not have any unrecognized tax benefits at October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2022. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

83

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees indirectly as a shareholder in the underlying affiliated funds.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Artificial Intelligence Equity Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW New America Premier Equities Fund
I Class	1.05	% (2)
N Class	1.05	% (2)
TCW Relative Value Dividend Appreciation Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Large Cap Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Mid Cap Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
TCW Select Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2022. These limitations are voluntary and terminable in a six months’ notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in

84

TCW Funds, Inc.

October 31, 2022

Note 6 — Fund Management Fees and Other Expenses (Continued)

accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2022 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West High Yield Bond Fund	0.05%
Metropolitan West Low Duration Bond Fund	0.14%
Metropolitan West Total Return Bond Fund	0.01%
Metropolitan West Unconstrained Bond Fund	0.18%
TCW Artificial Intelligence Equity Fund	2.24%
TCW Emerging Markets Income Fund	0.01%
TCW Enhanced Commodity Strategy Fund	1.83%
TCW Global Bond Fund	4.26%
TCW Global Real Estate Fund	4.39%
TCW New America Premier Equities Fund	1.79%
TCW Relative Value Large Cap Fund	2.18%
TCW Relative Value Mid Cap Fund	0.90%
TCW Select Equities Fund	0.37%
TCW Total Return Bond Fund	0.12%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 9 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$6,205,817	$6,845,162	$—	$—
TCW Conservative Allocation Fund	5,152,550	5,375,796	—	—
TCW Global Real Estate Fund	70,045,764	66,657,907	—	—
TCW New America Premier Equities Fund	93,778,841	128,706,548	—	—
TCW Relative Value Dividend Appreciation Fund	37,982,296	61,154,782	—	—
TCW Relative Value Large Cap Fund	20,682,772	29,605,511	—	—
TCW Relative Value Mid Cap Fund	22,968,083	30,702,561	—	—
TCW Select Equities Fund	89,185,908	188,870,621	—	—

85

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	165,492	$2,990,723	309,702	$6,792,040
Shares Issued upon Reinvestment of Dividends	20,832	500,393	—	—
Shares Redeemed	(201,952)	(3,699,489)	(144,091)	(3,207,441)

Net Increase (Decrease)	(15,628)	$(208,373)	165,611	$3,584,599

N Class	Shares	Amount	Shares	Amount
Shares Sold	21,781	$444,037	95,479	$2,092,816
Shares Issued upon Reinvestment of Dividends	9,882	236,567	—	—
Shares Redeemed	(36,276)	(706,766)	(69,019)	(1,564,824)

Net Increase (Decrease)	(4,613)	$(26,162)	26,460	$527,992

TCW Conservative Allocation Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	111,098	$1,437,247	181,547	$2,391,227
Shares Issued upon Reinvestment of Dividends	246,578	3,156,193	41,608	539,660
Shares Redeemed	(269,101)	(3,344,517)	(702,396)	(9,376,914)

Net Increase (Decrease)	88,575	$1,248,923	(479,241)	$(6,446,027)

N Class	Shares	Amount	Shares	Amount
Shares Sold	21,102	$286,952	27,941	$359,099
Shares Issued upon Reinvestment of Dividends	6,087	78,156	647	8,418
Shares Redeemed	(46,990)	(532,935)	(12,962)	(177,005)

Net Increase (Decrease)	(19,801)	$(167,827)	15,626	$190,512

TCW Global Real Estate Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,238,351	$16,219,964	1,273,852	$18,692,927
Shares Issued upon Reinvestment of Dividends	155,575	2,152,811	24,035	344,526
Shares Redeemed	(1,288,095)	(14,513,355)	(511,725)	(7,544,296)

Net Increase	105,831	$3,859,420	786,162	$11,493,157

N Class	Shares	Amount	Shares	Amount
Shares Sold	591,337	$8,396,532	637,111	$9,467,842
Shares Issued upon Reinvestment of Dividends	108,782	1,518,023	11,222	160,691
Shares Redeemed	(521,226)	(6,727,892)	(94,985)	(1,378,411)

Net Increase	178,893	$3,186,663	553,348	$8,250,122

TCW New America Premier Equities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,335,475	$31,722,034	1,394,893	$38,541,475
Shares Issued upon Reinvestment of Dividends	741,908	21,708,216	227	6,065
Shares Redeemed	(2,607,753)	(62,976,632)	(1,845,496)	(50,732,739)

Net Decrease	(530,370)	$(9,546,382)	(450,376)	$(12,185,199)

N Class	Shares	Amount	Shares	Amount
Shares Sold	87,491	$2,218,831	112,163	$3,146,542
Shares Issued upon Reinvestment of Dividends	119,270	3,468,380	44	1,183
Shares Redeemed	(261,655)	(6,319,138)	(475,416)	(12,792,822)

Net Decrease	(54,894)	$(631,927)	(363,209)	$(9,645,097)

86

TCW Funds, Inc.

October 31, 2022

Note 10 — Capital Share Transactions (Continued)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	188,052	$3,811,463	278,183	$5,364,754
Shares Issued upon Reinvestment of Dividends	371,904	7,643,438	60,207	1,192,525
Shares Redeemed	(436,937)	(8,631,778)	(523,686)	(10,343,947)

Net Increase (Decrease)	123,019	$2,823,123	(185,296)	$(3,786,668)

N Class	Shares	Amount	Shares	Amount
Shares Sold	161,356	$3,323,686	112,874	$2,300,844
Shares Issued upon Reinvestment of Dividends	990,940	20,804,992	158,146	3,191,091
Shares Redeemed	(1,023,676)	(20,971,780)	(1,369,844)	(27,224,718)

Net Increase (Decrease)	128,620	$3,156,898	(1,098,824)	$(21,732,783)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	880,500	$11,372,198	2,034,463	$28,169,006
Shares Issued upon Reinvestment of Dividends	635,407	9,226,109	623,997	7,469,240
Shares Redeemed	(1,591,829)	(21,475,920)	(2,590,672)	(35,914,215)

Net Increase (Decrease)	(75,922)	$(877,613)	67,788	$(275,969)

N Class	Shares	Amount	Shares	Amount
Shares Sold	39,830	$539,623	276,683	$3,832,606
Shares Issued upon Reinvestment of Dividends	52,608	761,768	71,171	849,069
Shares Redeemed	(103,493)	(1,439,143)	(505,506)	(7,126,708)

Net Decrease	(11,055)	$(137,752)	(157,652)	$(2,445,033)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	58,374	$1,440,544	514,977	$14,595,767
Shares Issued upon Reinvestment of Dividends	303,691	8,248,263	18,931	432,563
Shares Redeemed	(150,047)	(3,731,794)	(784,303)	(19,634,600)

Net Increase (Decrease)	212,018	$5,957,013	(250,395)	$(4,606,270)

N Class	Shares	Amount	Shares	Amount
Shares Sold	17,121	$449,871	63,908	$1,804,264
Shares Issued upon Reinvestment of Dividends	68,096	1,789,559	3,625	80,472
Shares Redeemed	(88,053)	(2,385,148)	(80,738)	(2,079,251)

Net Decrease	(2,836)	$(145,718)	(13,205)	$(194,515)

TCW Select Equities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	3,549,198	$117,409,079	2,176,136	$84,266,235
Shares Issued upon Reinvestment of Dividends	1,506,568	59,886,076	865,922	30,506,419
Shares Redeemed	(5,050,028)	(157,126,347)	(3,676,735)	(142,039,181)

Net Increase (Decrease)	5,738	$20,168,808	(634,677)	$(27,266,527)

N Class	Shares	Amount	Shares	Amount
Shares Sold	251,469	$7,452,701	501,368	$17,766,764
Shares Issued upon Reinvestment of Dividends	714,063	24,121,038	398,820	12,199,905
Shares Redeemed	(1,174,290)	(33,272,578)	(1,298,645)	(42,769,320)

Net Decrease	(208,758)	$(1,698,839)	(398,457)	$(12,802,651)

87

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Affiliate Ownership

As of October 31, 2022, affiliates of the Funds and Advisor owned 39.79%, 36.23% and 5.55% of the net assets of the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund, and the TCW Relative Value Large Cap Fund, respectively.

Note 12 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2022.

Note 13 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2022. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 15 — New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

88

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$24.99	$18.31	$12.70	$11.18	$10.64

Income (Loss) from Investment Operations:
Net Investment Loss	(0.07)	(0.11)	(0.06)	(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments (1)	(8.97)	6.79	5.67	1.54	0.58

Total from Investment Operations	(9.04)	6.68	5.61	1.52	0.54

Less Distributions:
Distributions from Net Investment Income	—	—	—	—	(0.00	) (2)
Distributions from Net Realized Gain	(1.07)	—	—	—	—

Total Distributions	(1.07)	—	—	—	(0.00	) (2)

Net Asset Value per Share, End of year	$14.88	$24.99	$18.31	$12.70	$11.18

Total Return	(37.81)%	36.48%	44.17%	13.60%	5.09%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,780	$13,452	$6,826	$2,940	$1,364

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.78%	1.66%	2.81%	6.36%	8.32%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.92%	1.05%

Ratio of Net Investment Loss to Average Net Assets	(0.38)%	(0.51)%	(0.41)%	(0.17)%	(0.34)%

Portfolio Turnover Rate	46.67%	87.71%	24.16%	61.09%	74.22%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

89

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$24.91	$18.27	$12.69	$11.17	$10.64

Income (Loss) from Investment Operations:
Net Investment Loss	(0.09)	(0.14)	(0.08)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments (1)	(8.93)	6.78	5.66	1.55	0.57

Total from Investment Operations	(9.02)	6.64	5.58	1.52	0.53

Less Distributions:
Distributions from Net Investment Income	—	—	—	—	(0.00	) (2)
Distributions from Net Realized Gain	(1.07)	—	—	—	—

Total Distributions	(1.07)	—	—	—	(0.00	) (2)

Net Asset Value per Share, End of year	$14.82	$24.91	$18.27	$12.69	$11.17

Total Return	(37.85)%	36.34%	43.97%	13.61%	5.00%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$3,194	$5,483	$3,539	$989	$693

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.43%	2.21%	3.83%	7.99%	9.60%

After Expense Reimbursement	1.00%	1.00%	1.00%	1.01%	1.05%

Ratio of Net Investment Loss to Average Net Assets	(0.48)%	(0.61)%	(0.53)%	(0.25)%	(0.33)%

Portfolio Turnover Rate	46.67%	87.71%	24.16%	61.09%	74.22%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

90

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$13.96	$12.22	$12.09	$11.68	$12.17

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.13	0.18	0.24	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(2.35)	1.80	0.76	0.89	(0.19)

Total from Investment Operations	(2.12)	1.93	0.94	1.13	0.01

Less Distributions:
Distributions from Net Investment Income	(0.30)	(0.12)	(0.71)	(0.21)	(0.20)
Distributions from Net Realized Gain	(0.97)	(0.07)	(0.10)	(0.51)	(0.30)

Total Distributions	(1.27)	(0.19)	(0.81)	(0.72)	(0.50)

Net Asset Value per Share, End of year	$10.57	$13.96	$12.22	$12.09	$11.68

Total Return	(16.80)%	15.92%	8.19%	10.46%	0.04%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$27,624	$35,264	$36,714	$29,565	$27,925

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	0.41%	0.44%	0.39%	0.44%	0.37%

After Expense Reimbursement	0.41%	N/A	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	1.96%	0.94%	1.56%	2.03%	1.68%

Portfolio Turnover Rate	16.20%	26.34%	26.22%	21.66%	19.79%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

91

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$13.97	$12.22	$12.09	$11.67	$12.15

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.09	0.15	0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(2.34)	1.81	0.75	0.90	(0.18)

Total from Investment Operations	(2.17)	1.90	0.90	1.10	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.08)	(0.67)	(0.17)	(0.15)
Distributions from Net Realized Gain	(0.97)	(0.07)	(0.10)	(0.51)	(0.30)

Total Distributions	(1.23)	(0.15)	(0.77)	(0.68)	(0.45)

Net Asset Value per Share, End of year	$10.57	$13.97	$12.22	$12.09	$11.67

Total Return	(17.08)%	15.64%	7.85%	10.16%	(0.35)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$347	$736	$452	$350	$518

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	4.18%	3.73%	6.06%	6.89%	5.14%

After Expense Reimbursement	0.67%	0.68%	0.70%	0.74%	0.76%

Ratio of Net Investment Income to Average Net Assets	1.41%	0.70%	1.23%	1.75%	1.28%

Portfolio Turnover Rate	16.20%	26.34%	26.22%	21.66%	19.79%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

92

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$15.45	$11.07	$11.16	$9.30	$10.10

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.36	0.17	0.33	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(3.98)	4.30	(0.05)	1.78	(0.85)

Total from Investment Operations	(3.71)	4.66	0.12	2.11	(0.60)

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.28)	(0.16)	(0.25)	(0.20)
Distributions from Return of Capital	(0.13)	—	(0.05)	—	—
Distributions from Net Realized Gain	(0.85)	—	—	—	—

Total Distributions	(1.43)	(0.28)	(0.21)	(0.25)	(0.20)

Net Asset Value per Share, End of year	$10.31	$15.45	$11.07	$11.16	$9.30

Total Return	(26.38)%	42.32%	1.15%	23.17%	(6.06)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$17,741	$24,949	$9,175	$6,518	$2,886

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.32%	1.45%	2.80%	3.15%	3.78%

After Expense Reimbursement	0.90%	0.92%	1.00%	1.00%	1.12%

Ratio of Net Investment Income to Average Net Assets	2.12%	2.50%	1.59%	3.25%	2.55%

Portfolio Turnover Rate	167.41%	164.29%	136.71%	85.18%	121.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

93

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$15.43	$11.06	$11.16	$9.30	$10.10

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.33	0.13	0.39	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(3.97)	4.30	(0.03)	1.71	(0.85)

Total from Investment Operations	(3.72)	4.63	0.10	2.10	(0.61)

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.26)	(0.15)	(0.24)	(0.19)
Distributions from Net Realized Gain	(0.85)	—	—	—	—
Distributions from Return of Capital	(0.12)	—	(0.05)	—	—

Total Distributions	(1.41)	(0.26)	(0.20)	(0.24)	(0.19)

Net Asset Value per Share, End of year	$10.30	$15.43	$11.06	$11.16	$9.30

Total Return	(26.43)%	42.10%	0.94%	22.99%	(6.14)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$11,608	$14,634	$4,370	$658	$536

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.64%	1.90%	5.14%	7.17%	7.65%

After Expense Reimbursement	1.00%	1.03%	1.15%	1.15%	1.22%

Ratio of Net Investment Income to Average Net Assets	1.95%	2.36%	1.21%	3.88%	2.46%

Portfolio Turnover Rate	167.41%	164.29%	136.71%	85.18%	121.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

94

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021		2020	2019	2018
Net Asset Value per Share, Beginning of year	$31.80	$22.64		$20.34	$16.27	$15.24

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.05)	0.11		0.01	0.11	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(6.03)	9.05		2.48	4.18	1.59

Total from Investment Operations	(6.08)	9.16		2.49	4.29	1.57

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (2)	(0.10)	(0.01)	—
Distributions from Net Realized Gain	(3.66)	—		(0.09)	(0.21)	(0.54)

Total Distributions	(3.66)	(0.00	) (2)	(0.19)	(0.22)	(0.54)

Net Asset Value per Share, End of year	$22.06	$31.80		$22.64	$20.34	$16.27

Total Return	(21.95)%	40.46%		12.31%	26.79%	10.60%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$128,086	$201,523		$153,647	$103,442	$28,486

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.81%	0.80%		0.83%	0.93%	1.28%

After Expense Reimbursement	N/A	N/A		N/A	0.82%	1.04%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	0.37%		0.03%	0.56%	(0.13)%

Portfolio Turnover Rate	52.08%	135.09%		88.08%	105.28%	49.68%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

95

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021		2020	2019	2018
Net Asset Value per Share, Beginning of year	$31.64	$22.59		$20.31	$16.27	$15.24

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.11)	0.03		(0.01)	0.06	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(6.00)	9.02		2.44	4.20	1.59

Total from Investment Operations	(6.11)	9.05		2.43	4.26	1.57

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (2)	(0.06)	(0.01)	—
Distributions from Net Realized Gain	(3.66)	—		(0.09)	(0.21)	(0.54)

Total Distributions	(3.66)	(0.00	) (2)	(0.15)	(0.22)	(0.54)

Net Asset Value per Share, End of year	$21.87	$31.64		$22.59	$20.31	$16.27

Total Return	(22.18)%	40.07%		12.02%	26.60%	10.60%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$19,781	$30,348		$29,870	$52,130	$4,879

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.22%	1.20%		1.17%	1.28%	2.14%

After Expense Reimbursement	1.07%	1.09%		1.05%	1.00%	1.04%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	0.10%		(0.05)%	0.32%	(0.13)%

Portfolio Turnover Rate	52.08%	135.09%		88.08%	105.28%	49.68%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

96

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$22.12	$14.91	$17.92	$17.47	$19.14

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.38	0.37	0.40	0.39	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.79)	7.22	(1.81)	1.37	(0.90)

Total from Investment Operations	(0.41)	7.59	(1.41)	1.76	(0.55)

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.38)	(0.41)	(0.39)	(0.40)
Distributions from Net Realized Gain	(2.02)	—	(1.19)	(0.92)	(0.72)

Total Distributions	(2.41)	(0.38)	(1.60)	(1.31)	(1.12)

Net Asset Value per Share, End of year	$19.30	$22.12	$14.91	$17.92	$17.47

Total Return	(2.36)%	51.22%	(8.71)%	11.27%	(3.28)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$70,448	$78,001	$55,326	$88,314	$95,108

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.76%	0.75%	0.75%	0.75%	0.78%

After Expense Reimbursement	0.70%	0.70%	0.71%	0.74%	N/A

Ratio of Net Investment Income to Average Net Assets	1.91%	1.86%	2.53%	2.28%	1.84%

Portfolio Turnover Rate	14.76%	17.00%	19.68%	17.71%	18.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

97

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$22.55	$15.20	$18.24	$17.77	$19.46

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.34	0.37	0.37	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.80)	7.35	(1.84)	1.38	(0.93)

Total from Investment Operations	(0.45)	7.69	(1.47)	1.75	(0.61)

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.34)	(0.38)	(0.36)	(0.36)
Distributions from Net Realized Gain	(2.02)	—	(1.19)	(0.92)	(0.72)

Total Distributions	(2.38)	(0.34)	(1.57)	(1.28)	(1.08)

Net Asset Value per Share, End of year	$19.72	$22.55	$15.20	$18.24	$17.77

Total Return	(2.52)%	50.90%	(8.88)%	11.02%	(3.52)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$179,329	$202,187	$152,934	$223,322	$411,123

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.05%	1.04%	1.02%	1.04%	1.05%

After Expense Reimbursement	0.90%	0.90%	0.92%	0.96%	1.00%

Ratio of Net Investment Income to Average Net Assets	1.71%	1.66%	2.32%	2.10%	1.62%

Portfolio Turnover Rate	14.76%	17.00%	19.68%	17.71%	18.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

98

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$15.04	$10.84	$18.69	$19.82	$24.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.18	0.22	0.33	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.90)	5.07	(0.57)	0.84	(1.18)

Total from Investment Operations	(0.71)	5.25	(0.35)	1.17	(0.90)

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.22)	(0.49)	(0.31)	(0.47)
Distributions from Net Realized Gain	(1.04)	(0.83)	(7.01)	(1.99)	(3.11)

Total Distributions	(1.23)	(1.05)	(7.50)	(2.30)	(3.58)

Net Asset Value per Share, End of year	$13.10	$15.04	$10.84	$18.69	$19.82

Total Return	(5.56)%	50.84%	(7.02)%	8.13%	(5.11)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$101,088	$117,205	$83,765	$136,917	$402,035

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.83%	0.80%	0.80%	0.78%	0.77%

After Expense Reimbursement	0.70%	0.70%	0.71%	0.74%	N/A

Ratio of Net Investment Income to Average Net Assets	1.43%	1.31%	1.88%	1.79%	1.28%

Portfolio Turnover Rate	17.81%	17.16%	31.17%	19.47%	20.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

99

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$14.97	$10.79	$18.62	$19.74	$24.21

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.15	0.19	0.28	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)	5.05	(0.56)	0.86	(1.18)

Total from Investment Operations	(0.74)	5.20	(0.37)	1.14	(0.95)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.19)	(0.45)	(0.27)	(0.41)
Distributions from Net Realized Gain	(1.04)	(0.83)	(7.01)	(1.99)	(3.11)

Total Distributions	(1.19)	(1.02)	(7.46)	(2.26)	(3.52)

Net Asset Value per Share, End of year	$13.04	$14.97	$10.79	$18.62	$19.74

Total Return	(5.72)%	50.56%	(7.17)%	7.92%	(5.35)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$9,007	$10,506	$9,277	$11,535	$13,003

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.34%	1.30%	1.32%	1.24%	1.21%

After Expense Reimbursement	0.90%	0.90%	0.91%	0.95%	0.99%

Ratio of Net Investment Income to Average Net Assets	1.23%	1.11%	1.67%	1.52%	1.05%

Portfolio Turnover Rate	17.81%	17.16%	31.17%	19.47%	20.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

100

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$29.62	$18.90	$21.06	$22.44	$25.96

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.17	0.17	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(2.80)	10.72	(1.78)	0.21	(1.56)

Total from Investment Operations	(2.61)	10.89	(1.61)	0.39	(1.44)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.17)	(0.18)	(0.15)	(0.13)
Distributions from Net Realized Gain	(3.28)	—	(0.37)	(1.62)	(1.95)

Total Distributions	(3.44)	(0.17)	(0.55)	(1.77)	(2.08)

Net Asset Value per Share, End of year	$23.57	$29.62	$18.90	$21.06	$22.44

Total Return	(10.35)%	57.90%	(8.07)%	3.18%	(6.48)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$62,726	$72,545	$51,021	$63,957	$72,527

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.01%	0.97%	0.97%	0.95%	0.92%

After Expense Reimbursement	0.85%	0.85%	0.87%	0.90%	N/A

Ratio of Net Investment Income to Average Net Assets	0.75%	0.63%	0.90%	0.86%	0.48%

Portfolio Turnover Rate	28.82%	44.33%	42.07%	25.89%	22.60%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

101

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$28.75	$18.34	$20.45	$21.82	$25.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.14	0.15	0.15	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(2.71)	10.42	(1.74)	0.21	(1.52)

Total from Investment Operations	(2.55)	10.56	(1.59)	0.36	(1.43)

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.15)	(0.15)	(0.11)	(0.08)
Distributions from Net Realized Gain	(3.28)	—	(0.37)	(1.62)	(1.95)

Total Distributions	(3.41)	(0.15)	(0.52)	(1.73)	(2.03)

Net Asset Value per Share, End of year	$22.79	$28.75	$18.34	$20.45	$21.82

Total Return	(10.45)%	57.78%	(8.18)%	3.12%	(6.61)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$13,181	$16,708	$10,902	$14,448	$18,040

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.39%	1.37%	1.42%	1.37%	1.31%

After Expense Reimbursement	0.95%	0.95%	0.97%	1.00%	1.04%

Ratio of Net Investment Income to Average Net Assets	0.65%	0.54%	0.81%	0.76%	0.36%

Portfolio Turnover Rate	28.82%	44.33%	42.07%	25.89%	22.60%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

102

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$44.70	$34.13	$27.64	$27.13	$30.42

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.12)	(0.14)	(0.08)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(13.71)	13.23	9.04	4.21	3.37

Total from Investment Operations	(13.83)	13.09	8.96	4.15	3.29

Less Distributions:
Distributions from Net Realized Gain	(5.08)	(2.52)	(2.47)	(3.64)	(6.58)

Net Asset Value per Share, End of year	$25.79	$44.70	$34.13	$27.64	$27.13

Total Return	(34.93)%	40.32%	34.59%	18.98%	12.59%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$462,670	$801,597	$633,683	$770,079	$740,485

Ratio of Expenses to Average Net Assets	0.79%	0.77%	0.76%	0.80%	0.87%

Ratio of Net Investment Loss to Average Net Assets	(0.38)%	(0.37)%	(0.28)%	(0.25)%	(0.29)%

Portfolio Turnover Rate	12.12%	8.17%	4.09%	6.41%	15.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

103

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$38.76	$29.95	$24.59	$24.61	$28.23

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.15)	(0.19)	(0.13)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	(11.64)	11.52	7.96	3.73	3.09

Total from Investment Operations	(11.79)	11.33	7.83	3.62	2.96

Less Distributions:
Distributions from Net Realized Gain	(5.08)	(2.52)	(2.47)	(3.64)	(6.58)

Net Asset Value per Share, End of year	$21.89	$38.76	$29.95	$24.59	$24.61

Total Return	(35.03)%	40.06%	34.26%	18.74%	12.36%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$104,856	$193,727	$161,625	$132,332	$133,252

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.08%	1.04%	1.06%	1.08%	1.15%

After Expense Reimbursement	0.94%	0.96%	0.99%	1.01%	1.08%

Ratio of Net Investment Loss to Average Net Assets	(0.53)%	(0.56)%	(0.51)%	(0.45)%	(0.50)%

Portfolio Turnover Rate	12.12%	8.17%	4.09%	6.41%	15.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

104

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW Equity and Asset Allocation Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2022

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

105

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2022 to October 31, 2022)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$856.60	0.90%		$4.21
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$856.60	1.00%		$4.68
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$923.10	0.40	% (1)	$1.94	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.19	0.40	% (1)	2.04	(1)

N Class Shares
Actual	$1,000.00	$921.50	0.68	% (1)	$3.29	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.68	% (1)	3.47	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$828.90	0.90%		$4.15
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$828.30	1.00%		$4.61
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

106

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2022 to October 31, 2022)

TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$943.10	0.83%	$4.07
Hypothetical (5% return before expenses)	1,000.00	1,021.02	0.83%	4.23

N Class Shares
Actual	$1,000.00	$941.90	1.06%	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.06%	5.40

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,013.60	0.70%	$3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$1,012.50	0.90%	$4.57
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$995.40	0.70%	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$994.70	0.90%	$4.52
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$971.20	0.85%	$4.22
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$970.60	0.95%	$4.72
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$887.50	0.83%	$3.95
Hypothetical (5% return before expenses)	1,000.00	1,021.02	0.83%	4.23

N Class Shares
Actual	$1,000.00	$887.00	0.94%	$4.47
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.94%	4.79

(1)	Does not include expenses of the underlying affiliated investments.

107

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

108

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

109

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 12, 2022, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2023 through February 5, 2024. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 24, 2022 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 12, 2022 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.    Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from

110

TCW Funds, Inc.

their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.    Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the continuity in management of client assets; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.    Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2022. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology

111

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but six Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five- and three-year periods and third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

112

TCW Funds, Inc.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, second quintile for the five- and three-year periods and first quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth and fifth quintiles over various periods.

The Select Equities Fund ranked in the fourth quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by negative security selection, primarily in the information technology, healthcare and consumer discretionary sectors. The Board and the Independent Directors also considered the Advisor’s explanation that the underperformance for the one-year period was due to a variety of reasons that can be categorized as realized basis risk, which the Advisor believes, measured over longer periods, tends to decline and that the Fund should be positioned for outperformance going forward.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, second quintile for the three-year period and fourth quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, third quintile for the three-year period and fifth quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five- and three-year periods and fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund held only modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second quintile for

113

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

the ten-year period, third quintile for the five-year period and fourth quintile for the three- and one-year periods. The Emerging Markets Local Currency Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period and the fifth quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the third quintile for the five-year period, the fourth quintile for the three-year period and the third quintile for the one-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-year period, fourth quintile for the three-year period and fifth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for the Funds in line with other funds in the universe.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.    Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis. It was noted that the Emerging Markets Multi-Asset Opportunities Fund does not have a quintile ranking for management or total expenses because its peer group of three was too small. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

114

TCW Funds, Inc.

5.    The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6.    Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

115

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

7.    Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

116

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

117

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2022, the following Funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.28
TCW Relative Value Dividend Appreciation Fund	$0.84
TCW Relative Value Large Cap Fund	$0.71
TCW Relative Value Mid Cap Fund	$0.39
TCW Select Equities Fund	$4.40

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2022:

Fund	Qualified Dividend Income
TCW Artificial Intelligence Equity Fund	$57,242
TCW Conservative Allocation Fund	$27,100
TCW Global Real Estate Fund	$113,870
TCW New America Premier Equities Fund	$1,136,873
TCW Relative Value Dividend Appreciation Fund	$6,493,404
TCW Relative Value Large Cap Fund	$2,379,427
TCW Relative Value Mid Cap Fund	$1,203,123

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Artificial Intelligence Equity Fund	95.32%
TCW New America Premier Equities Fund	4.36%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2023, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

118

TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2022. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

119

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer (since August 2012), The TCW Group, Inc. (since February 2013), TCW LLC, the Advisor and TCW Asset Management Company LLC, and (since February 2021), TCW Strategic Income Fund, Inc.; Chief Executive Officer (since November 2008), Metropolitan West Asset Management, LLC; President and Principal Executive Officer (since November 2008), Metropolitan West Funds.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

120

TCW Funds, Inc.

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 –December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, (since January 2016), TCW LLC, and (since February 2021), Metropolitan West Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

121

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarEQ1022

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2022 Annual Report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2022. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family.

With 375 basis points (bps) of tightening in the Federal Funds rate from March to November of this year in an attempt to curb persistent inflation, fixed income pricing has faced considerable weakness, reflected in the asset levels of the TCW Fund complex, which ended October 31, 2022 with total net assets of approximately $9.7 billion. These challenges notwithstanding, higher yields do imply an improved return outlook going forward and the attendant volatility brings opportunity for the TCW teams to apply their hallmark discipline to find value for client assets across the Fund strategies.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Persistently high inflation and the resultant tightening across global central bank policy were the defining themes of the trailing one-year period, leading to a volatile return backdrop for markets as investors parsed out conflicting macroeconomic indicators. More specifically, there was mounting evidence of a pronounced slowing of the U.S. economy, from two consecutive quarterly GDP growth contractions to a sharp collapse in consumer sentiment and manufacturing metrics. In contrast, the labor market in the U.S. has remained tight with a historically low unemployment rate of 3.7%, while consumer spending has been thus far largely resilient. On the inflation front, there were some signs of moderating pressures towards the end of the period, though September’s CPI (consumer price index) report still reflected a stubbornly elevated year-over-year headline print of 8.2%. Against this backdrop, the Fed was tasked with threading the needle of policy pull-back and delivered on a series of four consecutive 75 bps hikes to its Federal Funds rate target range starting in March in an effort to combat pricing pressures, sharply reversing the policy support coming out of the coronavirus pandemic. Treasury yields consequently rose across the curve, led by the more policy sensitive front-end, with the 2-Year nearly 400 bps higher during the period to close

October at roughly 4.49%, while 10- and 30-Year Treasury yields closed approximately 250 and 223 bps higher to 4.05% and 4.17%, respectively. Thus, yield curves moved into inversion territory, a perhaps unsurprising outcome given how the Fed’s dramatic shift in policy resulted in significantly tighter financial conditions, with the pace of that tightening the fastest in over 40 years. With markets bracing over the economic data and the appropriately hawkish central bank posture, a rout ensued on the belief that an aggressive, persistent Fed would heighten recession risk, delivering one of the most challenging periods for investors on record.

With recessionary fears coming to the forefront, equity returns were broadly negative, with the S&P 500 Index dropping over 14.5% during the period. Meanwhile, fixed income markets did not offer any investor respite as total returns were challenged in the backdrop of sharply higher Treasury yields, with the Bloomberg U.S. Aggregate Bond Index down 15.7% during the trailing twelve-month period, approximately 193 bps behind duration-matched Treasuries. Corporate credit endured a particularly harsh drawdown that wiped out 19.6% of value, with over 325 bps of negative excess returns. Communications, transportation and utilities were among the worst performing credit sectors, while airlines, lodging and banking outperformed. High yield credit fared slightly better than investment grade on an absolute basis, though still was down 11.8% and the sector trailed Treasuries by 278 bps. The lower-quality cohort of CCC-rated issues underperformed amid the risk-off backdrop, losing 15.0% while BB- and B-rated issues were down 11.7% and 10.8%, respectively. Within securitized, agency mortgage-backed securities (MBS) were particularly affected by rate volatility, and the sector delivered an Index-like 15.0% decline that was over 350 bps behind comparable Treasuries. Among other securitized sectors, commercial MBS (CMBS) was down approximately 13.4% and trailed Treasuries by just under 220 bps, with outperformance from agency CMBS on duration-adjusted terms. Finally, asset-backed securities (ABS) were one of the top-performing fixed income sectors, down 6.1% but with just 84 bps of negative excess returns relative to comparable treasuries.

To Our Valued Shareholders (Continued)

The Economy and Market Ahead

Any attempt to understand the full economic fallout of a tightening cycle this aggressive against the competing crosswinds of a still-resilient consumer is a near impossible task. Clouding the outlook further will be the often overlooked but impactful repercussions of quantitative tightening, which will take many more months to become apparent. Meanwhile, unlike in recessions past, there is no major economy well positioned to pull the rest of the world along on coattails of strong growth. Moreover, exogenous shocks on the global stage such as the conflict in Russia/Ukraine and, more recently, U.K LDI issues alongside synchronized global tightening and the lagged effects of policy likely means that volatility will come in a generally declining market with credit of all types weakening as the cumulative impact of these changes takes hold. As long as economic and monetary policy continues to shift, the expectation is that this persists. On the positive side, however, these market conditions create opportunities that we believe can be exploited by disciplined active managers, setting the stage for potentially strong performance as the volatility ultimately subsides.

Specific to duration profiles, positioning was extended throughout the quarter ended October 31, 2022 as rates continued to move higher and Index-relative strategies are now at an increasingly long position as rates already reflect an aggressive Fed, with 10-Year yields above our estimate of long-term sustainable levels. Among spread sector exposures, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Yield spreads in the near term are likely to continue widening should the economy slow, and in that environment, additions will be made in a disciplined, incremental fashion. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as possibility of recession looms.

As we manage through this cycle of Fed tightening and the uncertainty over its eventual transition to a pause or easing, expectations remain for a continuation of unsettled conditions. Through this, our team will adhere to the same disciplined approach employed over the past decades, namely, to attempt to ensure appropriate compensation for the risks assumed as market volatility creates opportunities that we believe can be exploited by disciplined active managers. We believe these difficult periods will demonstrate the benefit of the active, disciplined style practiced by our team.

In closing, I’d like to express my personal appreciation for your present and historical sponsorship of the TCW Funds. Following more than 20 years at the Advisor, I will be retiring at the end of the year, turning that role over to Katie Koch, who will arrive in early 2023 as the CEO of TCW/Metropolitan West. It has been my honor to preside over the growth of the Funds and gratifying to work with the disciplined investment professionals in their management through good and more difficult circumstances alike. We manage our entire business on the basis of team management to help ensure seamless transitions to the next generation, and I am certain that Katie will collaborate closely with our long-tenured colleagues to continue to build on the excellence of the Firm. Most importantly, I take my leave with great confidence in knowing that the stewardship of the Funds and your assets are in good hands.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, we invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

TCW Core Fixed Income Bond Fund

Management Discussions

The TCW Core Fixed Income Fund — I Class (“Fund”) fell 17.10% (net of fees) for the one-year period ended October 31, 2022, trailing the Bloomberg U.S. Aggregate Bond Index by 142 basis points (bps). Relative underperformance was driven in part by the longer-than-benchmark duration position and a curve steepening bias (overweight to 2- and 5-Year parts of the curve) as the rise in rates was led by the short-end. Meanwhile, the Fund’s overweight to securitized issues produced a sizable headwind to performance, with residential mortgage exposure the primary source of the drag. Agency MBS came under pressure from rising rates, extended durations, and the prospect of active selling by the Fed, and lagged Treasuries by over 350 bps on a duration-adjusted basis during the period. Non-agency backed collateral also struggled, falling approximately 8% as broader market volatility and reduced trading in the space weighed on pricing. Despite the drag from these holdings, the team remains constructive on mortgage credit overall with continued home price appreciation (the slower pace notwithstanding), declining loan-to-value ratios, strong borrower profiles and stricter underwriting standards. As such, underperformance presented attractive opportunities to add exposure at attractive yield levels. Additionally, a small overweight to asset-backed securities (ABS) focused on high quality collateralized loan obligations (CLOs) and government-guaranteed student loan collateral weighed on relative returns, while issue selection among commercial mortgage-backed securities (CMBS) with a preference for private label issues further detracted on the margin. Away from securitized, the overweight to credit expanded modestly throughout the year as yield premiums increased, with buys executed across a variety of sectors that we view as more defensive, particularly banking. While many additions were made incrementally into widening markets — thus resulting in short-term negative performance — these additions were made at levels we believe to be fundamentally compelling, and are expected to be accretive to prospective returns over the medium to longer term.

Looking forward, adherence to philosophical consistency and rigorous analysis remains key. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy has been extended throughout the period alongside the rise in rates, ending at approximately 0.6 years long the Index as 10-Year rates appear above long-term equilibrium. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency mortgage-backed securities (MBS) looks compelling at current wide spreads, as do areas of the non-agency MBS market given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

well, but focused on single asset, single borrower (SASB) deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as possibility of recession looms.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Core Fixed Income Fund
Class I (Inception: January 1, 1990)	-17.10%	-3.82%	-0.54%	0.67%	5.03	%(2)
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	5.02%
Class N (Inception: March 1, 1999)	-17.22%	-3.99%	-0.73%	0.42%	3.86%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	3.74%
Class P (Inception: February 28, 2020)	-17.07%	—	—	—	-5.39%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	-5.49%

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

For the one-year period ending October 31, 2022, the TCW Enhanced Commodity Strategy Fund — I Class (“Fund”) returned 6.82% (net of fees), but trailed the Bloomberg Commodity Total Return Index (“Index”) by 433 bps. Performance benefitted during the period from strategic rolling of the futures contracts that provide passive exposure to commodities. More specifically, contracts in the Fund are rolled at a different time than the standard Index roll in order to avoid price swings associated with the heightened demand during the congested, pre-specified days. The timing of the rolls in the Funds has been accretive to relative performance over the 12-month period. However, relative returns were held back by the short fixed income portfolio. With a small, but growing, positive duration profile of just over 1.5 years, the rise in Treasury yields across the maturity spectrum during the period weighed on returns. Additionally, the allocations to credit (both corporates and municipals) and securitized assets, particularly agency MBS, held back performance as fixed income sectors broadly trailed Treasuries on a duration-adjusted basis for the period.

Though the immediate term may indeed be marked by decreased demand given global headwinds to growth and geopolitical conflict, opportunities remain plentiful across commodity sectors. Secular supply tailwinds continue to propel traditional energy components, while increased de-carbonization efforts and a continued focus on alternative energy sources likely bode well for the long-term strength of metals that could be used in batteries, as well as biodiesel components like soybean oil and corn, to name a few. Meanwhile, across the commodity complex, many innovations and resources aimed at enhancing supply availability are not easily implemented in the near-term, keeping supply and demand fundamentals tight while also supporting higher spot prices. Further, tight supplies may also contribute to continued backwardation, which can lead to a continuation of positive roll yields. Deglobalization and onshoring exhibited in the prior few years (exacerbated by both the pandemic and the war in Russia/Ukraine) could lead to local inflationary pressures, where an investment in commodities and their protection against inflationary effects could have benefits. The TCW Enhanced Commodities Strategy Fund achieves this investment in the commodity index via derivative instruments, with the investment fully collateralized by a high quality, short duration fixed income portfolio to generate incremental portable alpha over time. Total return swaps used to gain commodity exposure are rolled at a “non-traditional” time (off period from when indexers typically roll), which has historically produced incremental alpha, while a focus on low risk, structural opportunities, such as holding positions at alternate points on the forward curve, is implemented with a goal of generating additional return.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Enhanced Commodity Strategy Fund
Class I (Inception: April 1, 2011)	6.82%	14.24%	7.68%	-0.33%	-1.31%
Class N (Inception: April 1, 2011)	6.93%	14.25%	7.64%	-0.35%	-1.33%
Bloomberg Commodity Total Return Index	11.15%	13.44%	6.92%	-1.56%	-2.79%

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

For the one-year period ending October 31, 2022, the TCW Global Bond Fund — I Class (“Fund”) fell 22.45% (net of fees), trailing the Bloomberg Global Aggregate Bond Index (“Index”) by 166 bps. Returns were held back by the allocation to securitized products, particularly residential MBS. The Fund’s overweight to securitized issues produced a sizable headwind to performance, with residential mortgage exposure the primary source of the drag. Agency MBS came under pressure from rising rates, extended durations, and the prospect of active selling by the Fed, and lagged Treasuries by over 350 bps on a duration-adjusted basis during the period. Non-agency backed collateral also struggled, falling approximately 8% as broader market volatility and reduced trading in the space weighed on pricing. Despite the drag from these holdings, the team remains constructive on mortgage credit overall with continued home price appreciation (the slower pace notwithstanding), declining loan-to-value ratios, strong borrower profiles and stricter underwriting standards. As such, underperformance presented attractive opportunities to add exposure at attractive yield levels. Albeit more modest, issue selection among ABS weighed on relative performance as student loans and CLOs widened, while CMBS holdings focused on non-agency collateral also detracted as these issues trailed Treasuries. Away from securitized, the overweight to corporate credit also detracted given widening in the sector, though favorable issue selection offset the drag, particularly credit selection outside the U.S. Non-corporate credit, however, weighed on relative performance, particularly emerging market quasi-sovereign debt. Meanwhile, an overweight to U.S. rates duration weighed on relative performance as rates rose across the curve for the year, though some of this drag was offset by an underweight to other countries where rates rose, particularly the Eurozone. Finally, currency exposure boosted relative returns, with the biggest contributions coming from the underweight to the Euro and Japanese Yen, and overweight to the U.S. dollar which outperformed a wide range of currencies amid weakness in global growth, tighter liquidity conditions, lower exposure to energy shortages in the U.S., and aggressive tightening by the Federal Reserve.

Global economies still face a challenging economic outlook with downside risks, and as such, careful country selection is important. A mix of upside inflation risks and downside growth risk informs a focus on higher-quality sovereign issuers with strong macroeconomic positions that can weather uncertainties, while caution is warranted in countries with weaker economic fundamentals. Given the further move higher in global sovereign yields, the duration profile of the strategy has been extended, with additions focused in U.S. 10- and 20-Year tenors and Eurozone 5-, 10-, and 30-Year tenors. Duration positioning maintains a preference for U.S. dollar rates duration, while Yen rates risk remains underweight. Additionally, the portfolio has select rates overweights in other G-10 markets (Canada, Australia, New Zealand, Norway), while Euro duration was extended from an underweight to a small overweight position versus the benchmark given the sizable policy moves since tightening began in July. Currency positioning also favors markets with strong fundamentals (such as the U.S. dollar, Singapore dollar, and Canadian dollar), and where central banks are removing accommodation. Ongoing concerns about the potential for a global recession informs cautious positioning among currencies of trade-oriented economies and commodity exporters (Mexican peso and Hungarian forint). Among the sectors, U.S. corporate spreads at current levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads near 500 bps have historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of

TCW Global Bond Fund

Management Discussions (Continued)

the market. In particular, U.S. agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as possibility of recession looms.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Global Bond Fund
Class I (Inception: December 1, 2011)	-22.45%	-5.79%	-2.09%	-0.88%	0.29%
Class N (Inception: December 1, 2011)	-22.45%	-5.88%	-2.16%	-0.91%	0.26%
Bloomberg Global Aggregate Bond Index	-20.79%	-6.16%	-2.38%	-0.98%	-0.42%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

While the TCW High Yield Fund — I Class (“Fund”) fell 9.97% (net of fees) for the one-year period ended October 31, 2022, this was nearly 80 bps ahead of the FTSE U.S. High Yield Cash Pay Custom Index (“Index”) return. The largest drag on returns came from the emphasis on communications and consumer non-cyclicals, given they were among the worst performing sectors in the high yield universe (weighed down in particular by pharmaceuticals and wireless). However, this drag was somewhat offset by positive issue selection as Fund holdings in these sectors outpaced those in the Index. In addition to these contributions, finance company, electric utility, energy, and consumer cyclical names boosted relative returns. Meanwhile, the Fund’s focus on higher-quality issues benefitted returns as the CCC-rated cohort fell roughly 15% for the period, trailing BB and B-rated issues, which were down 11.7% and 10.8%, respectively. Finally, the Fund’s duration profile was a slight tailwind to performance, as the relative position was underweight the Index for most of the period, though it was extended as rates rose across the curve.

Looking forward, adherence to philosophical consistency and rigorous analysis remains key. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to end the period at approximately 4.0 years, as 10-Year rates appear above long-term equilibrium. Turning towards sector positioning, though credit risk premiums are elevated versus the start of the year, so too are the risk factors. These fundamental variable changes must be considered in calibrating the prevailing attractiveness of high yield bonds. With that in mind, a cautious expansion is warranted and the team will continue to take advantage of rallies as a means to optimize/reduce risk where appropriate. Yield spreads in the near-term are likely to continue widening should the economy slow, and in that environment, additions will be made in a disciplined, incremental fashion to avoid vulnerable capital structures. Discount syndications will likely continue to represent opportunities for investment opportunities going forward, to take advantage of relative value versus existing bonds. The team will continue to be very deliberate in its additions, with an overall emphasis on defensive areas of the market with less economically sensitive demand drivers such as consumer non-cyclicals while energy, retail and technology credits represent relative underweights. Overall, an environment of higher yields, dollar price discounts and wider spreads certainly broaden out the opportunity set and the team will put emphasis on credit-specific idea generation around mispricings.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW High Yield Bond Fund
Class I (Inception: February 1, 1989)	-9.97%	1.04%	2.92%	3.98%	6.60	%(2)
FTSE U.S. High Yield Cash Pay Custom Index	-10.75%	0.26%	1.85%	3.78%	7.11%
Class N (Inception: March 1, 1999)	-10.24%	0.81%	2.66%	3.73%	4.77%
FTSE U.S. High Yield Cash Pay Custom Index	-10.75%	0.26%	1.85%	3.78%	5.76%

TCW High Yield Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

Against a rising rate backdrop, the TCW Short Term Bond Fund — I Class (“Fund”) fell 3.61% (net of fees) for the one-year period ended October 31, 2022, trailing the FTSE 1-Year Treasury Index (“Index”) by just over 180 bps. The biggest drag on performance came from the Fund’s allocation to residential MBS, with the agency MBS allocation the largest negative contributor. Continued volatility, surging rates and near fully-extended durations (especially among lower coupons) resulted in a sharp downward repricing across the sector, with yield spreads widening to levels not seen since the GFC (global financial crisis) providing favorable entry points for the Fund to meaningfully add to the mortgage basis. Despite the sector drag, the emphasis on TBA (to-be-announced) securities helped to blunt the impact, while the smaller allocation to non-agency MBS resulted in a more muted effect as favorable issue selection among loans backed by subprime legacy collateral largely offset the negative impact of yield premiums rising in the sector. Elsewhere in securitized, the Fund’s CMBS holdings – led by single asset, single borrower deals – were a tailwind, while the ABS allocation had little impact. Meanwhile, the Fund’s exposure to corporate credit resulted in a mixed effect; while short corporates trailed duration-matched Treasuries during the period (with financials among the Fund’s worst performers), favorable issue selection among insurance, healthcare, transportation and communications names positively contributed to performance. Finally, the Fund’s duration profile, which was extended throughout the period to a still-modest 1.8 years alongside the continued rise in U.S. Treasury yields (the 2-year rate rose nearly 400 bps while the 5-year increased 305 bps), produced a sizeable headwind that weighed on returns.

Looking forward, adherence to philosophical consistency and rigorous analysis remains key. So, where does that lead from a positioning perspective? Given that rates already reflect an aggressive Fed with 10-year yields appearing above long-term equilibrium, the duration profile remains modest at approximately 1.8 years. Turning towards sector positioning, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. These discounts provide positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as possibility of recession looms.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Short Term Bond Fund
Class X (Inception: February 1, 1990)	-3.61%	-0.28%	0.84%	0.74%	3.48	%(2)
FTSE 1-Year Treasury Index	-1.80%	0.12%	0.98%	0.70%	3.16%

TCW Short Term Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund — I Class (“Fund”) was down 19.58% (net of fees) for the one-year ending October 31, 2022, trailing the Bloomberg U.S. Aggregate Bond Index (“Index”) by approximately 390 bps. The largest driver of relative underperformance was the Fund’s sizeable allocation to residential mortgages, with the overweight to agency MBS especially challenging to performance as the sector came under pressure from rising rates, extended durations, and the prospect of active selling by the Fed, and lagged Treasuries by over 350 bps on a duration-adjusted basis during the period. Non-agency backed collateral also struggled, falling approximately 8% as broader market volatility and reduced trading in the space weighed on pricing. Despite the drag from these holdings, the team remains constructive on mortgage credit overall with continued home price appreciation (the slower pace notwithstanding), declining loan-to-value ratios, strong borrower profiles and stricter underwriting standards. As such, underperformance presented attractive opportunities to add exposure at attractive yield levels. Additional headwinds came from the smaller ABS and CMBS overweights as both sectors struggled amid broader macro uncertainty and emerging cracks in consumer strength. Meanwhile, the lack of exposure to corporate credit (given the mortgage focus of the Fund) resulted in a boost to relative performance as corporate bonds saw yield premiums march higher with the sector weighing heavily on index returns. Finally, yield curve positioning detracted modestly given the emphasis on the steepening bias (overweight 2 to 5-Year parts of the curve) where yields rose the most. However, the duration position was marginally additive as contributions from being underweight during the first half of the period offset the drag associated with lengthening the position alongside the rise in rates over the latter half.

Looking forward, adherence to philosophical consistency and rigorous analysis remains key. So, where does that lead from a positioning perspective? Given the move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.9 years long the Index as 10-Year rates appear above long-term equilibrium. The team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. While the significant allocation to non-agency MBS is largely focused on deeply-discounted senior legacy issues given ongoing fundamental improvements in borrower profiles, newer vintage deals backed by re-performing loans, non-performing loans, jumbo prime loans and CRT (credit risk transfer) deals are also appealing. Away from residential MBS, CMBS exposure focuses on non-agency collateral including top-of the-capital structure positions in single asset, single borrower (SASB) issues where exposures can be targeted to newer, more efficient, in-demand developments, and CRE CLOs (commercial real estate collateralized loan obligations). CMBS exposure also includes select positions further down the capital structure with attractive loan-to-value (LTV) ratios, i.e., substantial equity, good spread compensation, and strong sponsorship. Finally, ABS at the top of the capital structure provides fair

TCW Total Return Bond Fund

Management Discussions (Continued)

compensation given robust structures, even with the possibility of recession. Exposure favors AAA-rated CLOs, while other ABS exposure includes government-guaranteed FFELP student loans, credit cards, and single family rentals.

	Annualized Total Return as of October 31, 2022(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Total Return Bond Fund
Class I (Inception: June 17, 1993)	-19.58%	-4.99%	-1.34%	0.74%	5.10%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	4.32%
Class N (Inception: March 1, 1999)	-19.70%	-5.16%	-1.57%	0.47%	4.32%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	3.74%
Class P (Inception: February 28, 2020)	-19.43%	—	—	—	-6.74%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	-5.49%

TCW Total Return Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments	October 31, 2022

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 117.3% of Net Assets

CORPORATE BONDS — 31.3%

Aerospace & Defense — 0.3%

Boeing Co. (The)

1.43%	02/04/24	$2,650,000	$2,514,532

4.88%	05/01/25	560,000	547,204

			3,061,736

Agriculture — 0.7%

BAT Capital Corp.

2.73%	03/25/31	695,000	509,782

4.39%	08/15/37	470,000	341,201

4.54%	08/15/47	1,270,000	822,441

5.28%	04/02/50	1,285,000	919,899

5.65%	03/16/52	1,020,000	773,160

Imperial Brands Finance PLC (United Kingdom)

3.13% (1)	07/26/24	2,300,000	2,179,112

3.88% (1)	07/26/29	35,000	29,471

Reynolds American, Inc.

5.70%	08/15/35	260,000	220,341

5.85%	08/15/45	2,770,000	2,176,472

			7,971,879

Airlines — 0.2%

Delta Air Lines Pass-Through Trust (19-1-AA)

3.20%	10/25/25	1,500,000	1,440,165

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	177,723	175,793

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	928,442	896,212

US Airways Group, Inc. Pass-Through Certificates (12-2-A) (EETC)

4.63%	12/03/26	414,813	370,507

			2,882,677

Banks — 11.6%

ABN AMRO Bank NV

2.47% (U.S. 1-year Treasury Constant Maturity Rate + 1.100%) (1),(2)	12/13/29	1,700,000	1,322,702

Bank of America Corp.

1.66% (SOFR + 0.910%) (2)	03/11/27	6,355,000	5,504,691

1.73% (SOFR + 0.960%) (2)	07/22/27	2,535,000	2,167,755

1.92% (SOFR + 1.370%) (2)	10/24/31	410,000	301,457

2.09% (SOFR + 1.060%) (2)	06/14/29	2,200,000	1,781,582

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.57% (SOFR + 1.210%) (2)	10/20/32	$320,000	$241,856

2.59% (SOFR + 2.150%) (2)	04/29/31	1,955,000	1,545,381

2.69% (SOFR + 1.320%) (2)	04/22/32	3,535,000	2,732,696

2.97% (SOFR + 1.330%) (2)	02/04/33	930,000	721,903

3.00% (3 mo. USD LIBOR + 0.790%) (2)	12/20/23	5,425,000	5,405,640

3.97% (3 mo. USD LIBOR + 1.210%) (2)	02/07/30	1,125,000	996,044

Citigroup, Inc.

2.56% (SOFR + 1.167%) (2)	05/01/32	2,050,000	1,564,384

2.57% (SOFR + 2.107%) (2)	06/03/31	1,040,000	814,353

2.98% (SOFR + 1.422%) (2)	11/05/30	1,395,000	1,139,757

3.06% (SOFR + 1.351%) (2)	01/25/33	4,885,000	3,819,093

4.41% (SOFR + 3.914%) (2)	03/31/31	1,000,000	893,502

Credit Suisse Group AG (Switzerland)

0.63% (3)	01/18/33	515,000	306,773

1.31% (SOFR + 0.980%) (1),(2)	02/02/27	2,500,000	1,980,950

2.19% (SOFR + 2.044%) (1),(2)	06/05/26	895,000	757,072

3.09% (SOFR + 1.730%) (1),(2)	05/14/32	2,560,000	1,760,870

6.44% (SOFR + 3.700%) (1),(2)	08/11/28	1,360,000	1,240,038

6.54% (SOFR + 3.920%) (1),(2)	08/12/33	3,655,000	3,158,625

DNB Bank ASA

1.61% (U.S. 1-year Treasury Constant Maturity Rate + 0.680%) (1),(2)	03/30/28	2,570,000	2,117,619

Goldman Sachs Group, Inc. (The)

1.09% (SOFR + 0.789%) (2)	12/09/26	705,000	607,379

1.22%	12/06/23	4,225,000	4,043,578

1.43% (SOFR + 0.798%) (2)	03/09/27	5,260,000	4,504,296

1.54% (SOFR + 0.818%) (2)	09/10/27	880,000	739,455

1.95% (SOFR + 0.913%) (2)	10/21/27	1,695,000	1,441,174

2.38% (SOFR + 1.248%) (2)	07/21/32	2,215,000	1,650,995

2.65% (SOFR + 1.264%) (2)	10/21/32	1,075,000	815,164

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

HSBC Holdings PLC (United Kingdom)

1.59% (SOFR + 1.290%) (2)	05/24/27	$4,240,000	$3,486,794

2.01% (SOFR + 1.732%) (2)	09/22/28	2,900,000	2,281,111

2.21% (SOFR+ 1.285%) (2)	08/17/29	2,570,000	1,951,067

2.80% (SOFR + 1.187%) (2)	05/24/32	845,000	606,423

4.76% (SOFR + 2.110%) (2)	06/09/28	1,045,000	942,381

5.40% (SOFR + 2.870%) (2)	08/11/33	745,000	647,733

JPMorgan Chase & Co.

0.97% (SOFR + 0.580%) (2)	06/23/25	6,625,000	6,094,934

1.56% (SOFR + 0.605%) (2)	12/10/25	2,080,000	1,898,936

1.58% (SOFR + 0.885%) (2)	04/22/27	4,360,000	3,751,300

1.95% (SOFR + 1.065%) (2)	02/04/32	3,330,000	2,442,775

2.55% (SOFR + 1.180%) (2)	11/08/32	1,455,000	1,101,624

2.58% (SOFR + 1.250%) (2)	04/22/32	530,000	408,407

2.74% (SOFR + 1.510%) (2)	10/15/30	1,070,000	864,306

2.95% (SOFR + 1.170%) (2)	02/24/28	750,000	660,833

Lloyds Banking Group PLC (United Kingdom)

1.63% (U.S. 1-year Treasury Constant Maturity Rate + 0.850%) (2)	05/11/27	1,500,000	1,258,605

2.91% (3 mo. USD LIBOR + 0.810%) (2)	11/07/23	3,060,000	3,058,365

3.75% (U.S. 1-year Treasury Constant Maturity Rate + 1.800%) (2)	03/18/28	955,000	843,781

3.87% (U.S. 1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	1,600,000	1,525,420

4.98% (U.S. 1-year Treasury Constant Maturity Rate + 2.300%) (2)	08/11/33	465,000	398,780

Macquarie Group, Ltd. (Australia)

1.34% (SOFR + 1.069%) (1),(2)	01/12/27	2,510,000	2,130,666

2.87% (SOFR + 1.532%) (1),(2)	01/14/33	1,740,000	1,285,823

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Macquarie Group, Ltd. (Australia)

4.44% (SOFR + 2.405%) (1),(2)	06/21/33	$600,000	$502,986

Macquarie Group, Ltd. (Australia)

5.03% (3 mo. USD LIBOR + 1.750%) (1),(2)	01/15/30	505,000	465,467

Morgan Stanley

0.79% (SOFR + 0.509%) (2)	01/22/25	1,020,000	952,438

1.51% (SOFR + 0.858%) (2)	07/20/27	4,985,000	4,228,526

1.79% (SOFR + 1.034%) (2)	02/13/32	860,000	621,112

1.93% (SOFR + 1.020%) (2)	04/28/32	2,710,000	1,963,670

2.24% (SOFR + 1.178%) (2)	07/21/32	1,265,000	939,199

2.48% (SOFR + 1.000%) (2)	01/21/28	2,470,000	2,137,637

2.48% (SOFR + 1.360%) (2)	09/16/36	1,050,000	746,403

2.51% (SOFR + 1.200%) (2)	10/20/32	165,000	124,530

2.94% (SOFR + 1.290%) (2)	01/21/33	495,000	386,186

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	3,140,000	3,027,902

PNC Financial Services Group, Inc.

6.04% (SOFR + 2.140%) (2)	10/28/33	1,140,000	1,147,729

Santander UK Group Holdings PLC

2.90% (SOFR + 1.475%) (2)	03/15/32	1,175,000	852,819

Santander UK Group Holdings PLC (United Kingdom)

1.09% (SOFR + 0.787%) (2)	03/15/25	3,265,000	2,997,694

1.67% (SOFR + 0.989%) (2)	06/14/27	285,000	233,099

2.47% (SOFR + 1.220%) (2)	01/11/28	465,000	382,314

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	190,000	188,625

4.80% (3 mo. USD LIBOR +1.570%) (2)	11/15/24	960,000	939,452

Santander UK PLC (United Kingdom)

5.00% (1)	11/07/23	2,460,000	2,433,383

U.S. Bancorp

5.85% (SOFR + 2.090%) (2)	10/21/33	1,160,000	1,159,107

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

UBS Group AG

4.49% (U.S. 1-year Treasury Constant Maturity Rate + 1.550%) (1),(2)	05/12/26	$855,000	$811,951

Wells Fargo & Co.

2.16% (3 mo. USD LIBOR + 0.750%) (2)	02/11/26	1,850,000	1,700,176

2.19% (SOFR + 2.000%) (2)	04/30/26	645,000	587,298

2.39% (SOFR + 2.100%) (2)	06/02/28	630,000	538,612

2.88% (SOFR + 1.432%) (2)	10/30/30	285,000	233,999

3.35% (SOFR + 1.500%) (2)	03/02/33	4,715,000	3,811,134

3.53% (SOFR + 1.510%) (2)	03/24/28	3,760,000	3,393,475

3.58% (3 mo. USD LIBOR + 1.310%) (2)	05/22/28	1,015,000	914,370

4.90% (SOFR + 2.100%) (2)	07/25/33	2,015,000	1,843,573

5.01% (SOFR + 4.502%) (2)	04/04/51	625,000	531,227

			134,512,941

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	3,325,000	2,856,036

Bacardi, Ltd.

2.75% (1)	07/15/26	750,000	669,705

4.45% (1)	05/15/25	1,780,000	1,708,901

			5,234,642

Chemicals — 0.1%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	1,975,000	1,581,036

Commercial Services — 0.1%

Global Payments, Inc.

5.40%	08/15/32	710,000	657,119

5.95%	08/15/52	899,000	778,247

			1,435,366

Computers — 0.1%

Lenovo Group, Ltd.

6.54% (1)	07/27/32	725,000	619,230

Diversified Financial Services — 1.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

2.45%	10/29/26	1,655,000	1,401,040

3.00%	10/29/28	4,345,000	3,511,108

3.88%	01/23/28	430,000	370,672

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Air Lease Corp.

3.25%	03/01/25	$1,300,000	$1,214,127

3.63%	12/01/27	640,000	549,973

Avolon Holdings Funding, Ltd.

2.53% (1)	11/18/27	884,000	675,441

2.88% (1)	02/15/25	1,550,000	1,388,288

3.95% (1)	07/01/24	405,000	379,943

Capital One Financial Corp.

1.34% (SOFR + 0.690%) (2)	12/06/24	2,535,000	2,399,732

Cboe Global Markets, Inc.

3.00%	03/16/32	595,000	481,992

ORIX Corp.

5.20%	09/13/32	1,405,000	1,305,484

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,715,000	2,702,647

5.50% (1)	02/15/24	108,000	105,464

Raymond James Financial, Inc.

4.95%	07/15/46	460,000	390,011

			16,875,922

Electric — 1.8%

Appalachian Power Co.

4.45%	06/01/45	690,000	535,580

Duke Energy Corp.

3.75%	09/01/46	1,290,000	886,819

3.85%	06/15/34	800,000	705,342

Duke Energy Progress LLC

3.70%	10/15/46	1,325,000	961,340

Indiana Michigan Power Co.

4.55%	03/15/46	920,000	734,054

ITC Holdings Corp.

2.95% (1)	05/14/30	2,000,000	1,632,211

Jersey Central Power & Light Co.

2.75% (1)	03/01/32	2,575,000	2,010,483

Metropolitan Edison Co.

3.50% (1)	03/15/23	3,030,000	3,012,376

MidAmerican Energy Co.

5.80%	10/15/36	1,655,000	1,643,714

NextEra Energy Capital Holdings, Inc.

3.25% (3 mo. USD LIBOR + 0.270%) (2)	02/22/23	3,000,000	2,994,450

Niagara Mohawk Power Corp.

2.72% (1)	11/28/22	920,000	918,671

Tucson Electric Power Co.

4.00%	06/15/50	1,500,000	1,092,105

Xcel Energy, Inc.

4.60%	06/01/32	3,620,000	3,343,722

			20,470,867

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Engineering & Construction — 0.1%

Heathrow Funding Ltd.

1.88% (3)	03/14/36	$1,755,000	$1,198,954

Entertainment — 0.6%

WarnerMedia Holdings, Inc.

4.28% (1)	03/15/32	200,000	161,772

5.05% (1)	03/15/42	3,135,000	2,295,227

5.14% (1)	03/15/52	5,934,000	4,159,141

			6,616,140

Food — 0.7%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.00% (1)	02/02/29	1,445,000	1,175,190

3.00% (1)	05/15/32	1,875,000	1,390,093

6.50% (1)	12/01/52	1,575,000	1,383,480

Kraft Heinz Foods Co.

4.88%	10/01/49	537,000	447,214

5.00%	06/04/42	2,133,000	1,848,970

5.20%	07/15/45	775,000	678,822

Smithfield Foods, Inc.

2.63% (1)	09/13/31	2,565,000	1,826,023

			8,749,792

Gas — 0.2%

KeySpan Gas East Corp.

3.59% (1)	01/18/52	1,150,000	717,071

5.82% (1)	04/01/41	1,551,000	1,407,269

			2,124,340

Health Care-Products — 0.1%

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	1,400,000	1,094,051

Health Care-Services — 1.3%

Centene Corp.

3.00%	10/15/30	3,888,000	3,136,177

CommonSpirit Health

2.78%	10/01/30	955,000	743,210

4.35%	11/01/42	600,000	467,820

Fresenius Finance Ireland PLC,

0.88% (3)	10/01/31	920,000	643,508

Fresenius Medical Care US Finance III, Inc.

1.88% (1)	12/01/26	1,650,000	1,357,224

HCA, Inc.

3.13% (1)	03/15/27	455,000	402,647

3.63% (1)	03/15/32	1,156,000	940,452

4.13%	06/15/29	3,946,000	3,484,634

4.63% (1)	03/15/52	800,000	589,384

5.25%	04/15/25	770,000	757,207

5.25%	06/15/49	600,000	487,247

5.38%	09/01/26	930,000	908,564

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

5.50%	06/15/47	$1,970,000	$1,664,768

			15,582,842

Insurance — 1.6%

Aon Corp. / Aon Global Holdings PLC

2.05%	08/23/31	940,000	701,993

3.90%	02/28/52	805,000	571,606

5.00%	09/12/32	1,000,000	943,894

Athene Global Funding

1.99% (1)	08/19/28	4,000,000	3,166,800

2.72% (1)	01/07/29	240,000	194,789

3.21% (1)	03/08/27	815,000	717,332

Farmers Exchange Capital

7.20% (1)	07/15/48	1,495,000	1,498,556

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1),(2)	11/01/53	2,065,000	1,963,317

Nationwide Mutual Insurance Co.

5.58% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	4,000,000	4,000,906

New York Life Insurance Co.

3.75% (1)	05/15/50	1,475,000	1,043,570

Teachers Insurance & Annuity Association of America

3.30% (1)	05/15/50	2,980,000	1,920,702

4.27% (1)	05/15/47	130,000	101,805

Willis North America, Inc.

4.50%	09/15/28	1,445,000	1,330,452

			18,155,722

Internet — 0.2%

Netflix, Inc.

4.63%	05/15/29	670,000	647,386

Tencent Holdings, Ltd.

3.68% (1)	04/22/41	825,000	521,058

3.84% (1)	04/22/51	825,000	486,717

3.98% (1)	04/11/29	740,000	624,780

			2,279,941

Media — 0.7%

Charter Communications Operating LLC / Charter Communications Operating Capital

3.90%	06/01/52	1,000,000	625,240

4.80%	03/01/50	495,000	352,108

5.13%	07/01/49	1,080,000	803,509

5.25%	04/01/53	1,530,000	1,153,437

5.38%	04/01/38	1,475,000	1,193,393

5.38%	05/01/47	2,755,000	2,128,072

5.75%	04/01/48	1,028,000	832,187

Paramount Global

4.20%	05/19/32	1,460,000	1,170,847

			8,258,793

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Miscellaneous Manufacturers — 0.3%

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	$220,000	$195,259

General Electric Co.

3.39% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	3,045,000	2,451,580

6.75%	03/15/32	539,000	586,244

			3,233,083

Oil & Gas — 0.2%

Petroleos Mexicanos

6.75%	09/21/47	2,625,000	1,585,738

6.95%	01/28/60	510,000	306,000

7.69%	01/23/50	1,565,000	1,022,345

			2,914,083

Packaging & Containers — 0.3%

Berry Global, Inc.

1.57%	01/15/26	1,645,000	1,427,037

1.65%	01/15/27	1,670,000	1,377,583

4.88% (1)	07/15/26	580,000	546,247

			3,350,867

Pharmaceuticals — 1.2%

AbbVie, Inc.

4.40%	11/06/42	1,840,000	1,509,370

4.45%	05/14/46	1,035,000	833,341

4.50%	05/14/35	267,000	237,030

Bayer US Finance II LLC

4.38% (1)	12/15/28	5,023,000	4,576,876

4.63% (1)	06/25/38	500,000	409,570

4.88% (1)	06/25/48	2,430,000	1,962,833

Cigna Corp.

3.40%	03/15/51	500,000	333,195

CVS Health Corp.

5.05%	03/25/48	4,505,000	3,831,908

			13,694,123

Pipelines — 1.2%

Energy Transfer LP

4.95%	06/15/28	200,000	186,475

5.00%	05/15/50	1,780,000	1,355,256

5.15%	03/15/45	1,870,000	1,452,648

5.40%	10/01/47	2,568,000	2,044,333

5.95%	10/01/43	630,000	540,727

Plains All American Pipeline LP / PAA Finance Corp.

3.80%	09/15/30	375,000	313,072

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	2,000,000	1,765,160

6.88% (1)	04/15/40	350,000	287,000

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Ruby Pipeline LLC

8.00% (1),(4),(5),(6)	04/01/22	$1,353,030	$1,160,224

Sabine Pass Liquefaction LLC

4.50%	05/15/30	1,500,000	1,369,543

Southern Natural Gas Co. LLC

7.35%	02/15/31	2,380,000	2,488,813

TC PipeLines LP

4.38%	03/13/25	710,000	689,592

TransCanada PipeLines, Ltd.

6.10%	06/01/40	375,000	358,605

			14,011,448

Real Estate — 0.1%

Annington Funding PLC

2.31% (3)	10/06/32	720,000	582,029

Vonovia SE

1.50% (3)	06/14/41	300,000	155,385

			737,414

REIT — 2.0%

American Assets Trust LP

3.38%	02/01/31	1,655,000	1,291,198

CapLand Ascendas REIT

0.75% (3)	06/23/28	870,000	655,011

Digital Dutch Finco BV,

1.25% (3)	02/01/31	1,830,000	1,273,492

Digital Intrepid Holding BV

1.38% (3)	07/18/32	105,000	69,857

GLP Capital LP / GLP Financing II, Inc.

4.00%	01/15/30	265,000	219,863

4.00%	01/15/31	23,000	18,656

5.30%	01/15/29	1,280,000	1,158,054

5.38%	11/01/23	1,000,000	989,120

5.38%	04/15/26	1,823,000	1,742,442

5.75%	06/01/28	1,600,000	1,486,396

Healthcare Realty Holdings LP

2.00%	03/15/31	2,970,000	2,142,337

3.10%	02/15/30	1,705,000	1,380,171

Hudson Pacific Properties LP

3.25%	01/15/30	405,000	311,000

5.95%	02/15/28	1,240,000	1,164,608

Invitation Homes Operating Partnership LP

2.00%	08/15/31	275,000	193,727

4.15%	04/15/32	1,265,000	1,053,340

Kilroy Realty LP

2.65%	11/15/33	891,000	604,755

Lexington Realty Trust

2.38%	10/01/31	855,000	620,978

Life Storage LP

2.40%	10/15/31	1,820,000	1,344,770

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Prologis Euro Finance LLC

0.50%	02/16/32	$400,000	$273,836

0.63%	09/10/31	100,000	70,769

1.00%	02/08/29	750,000	604,418

1.00%	02/16/41	400,000	214,714

SELP Finance Sarl

0.88% (3)	05/27/29	900,000	631,556

VICI Properties LP

4.95%	02/15/30	100,000	90,105

5.13%	05/15/32	1,530,000	1,358,365

5.63%	05/15/52	810,000	663,333

VICI Properties LP / VICI Note Co., Inc.

3.75% (1)	02/15/27	75,000	65,880

3.88% (1)	02/15/29	890,000	751,382

4.50% (1)	09/01/26	380,000	352,779

4.50% (1)	01/15/28	285,000	250,281

4.63% (1)	06/15/25	180,000	169,832

5.75% (1)	02/01/27	400,000	378,176

			23,595,201

Retail — 0.1%

Alimentation Couche-Tard, Inc.

3.55% (1)	07/26/27	1,710,000	1,528,984

Savings & Loans — 0.4%

Nationwide Building Society (United Kingdom)

2.97% (SOFR + 1.290%) (1),(2)	02/16/28	1,630,000	1,381,849

3.77% (3 mo. USD LIBOR + 1.064%) (1),(2)	03/08/24	2,670,000	2,642,386

4.36% (3 mo. USD LIBOR + 1.392%) (1),(2)	08/01/24	400,000	393,007

			4,417,242

Semiconductors — 0.2%

Broadcom, Inc.

2.60% (1)	02/15/33	1,465,000	1,043,886

3.42% (1)	04/15/33	1,100,000	839,674

			1,883,560

Software — 0.4%

Oracle Corp.

3.60%	04/01/50	2,000,000	1,233,893

3.80%	11/15/37	905,000	662,433

3.95%	03/25/51	2,425,000	1,588,957

Take Two Interactive

4.00%	04/14/32	1,525,000	1,315,953

			4,801,236

Telecommunications — 2.6%

AT&T, Inc.

2.55%	12/01/33	1,200,000	888,379

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

3.80%	12/01/57	$4,376,000	$2,889,066

4.75%	05/15/46	1,130,000	924,312

4.85%	03/01/39	1,554,000	1,334,078

5.25%	03/01/37	2,155,000	1,982,816

Global Switch Finance BV

1.38% (3)	10/07/30	695,000	570,115

Level 3 Financing, Inc.

3.40% (1)	03/01/27	575,000	496,283

3.88% (1)	11/15/29	4,170,000	3,436,309

Qwest Corp.

7.25%	09/15/25	920,000	931,307

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	09/20/29	3,956,250	3,901,622

5.15% (1)	09/20/29	2,505,000	2,438,777

T-Mobile USA, Inc.

2.55%	02/15/31	2,882,000	2,281,982

3.88%	04/15/30	4,155,000	3,679,038

4.38%	04/15/40	1,990,000	1,624,524

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	1,897,000	1,472,077

5.25%	05/30/48	1,390,000	1,139,535

			29,990,220

Water — 0.1%

American Water Capital Corp.

3.45%	05/01/50	2,385,000	1,639,067

Total Corporate Bonds

(Cost: $429,619,278)			364,503,399

MUNICIPAL BONDS — 0.7%

California Health Facilities Financing Authority, Revenue Bond

3.00%	08/15/51	955,000	649,922

City of New York NY

1.82%	08/01/30	1,325,000	1,023,132

City of New York NY, General Obligation Unlimited

3.00%	08/01/34	380,000	294,730

Metropolitan Transportation Authority, Revenue Bonds

5.18%	11/15/49	335,000	276,034

New York City Transitional Finance Authority Future Tax Secured Revenue

2.00%	08/01/35	1,000,000	670,382

2.40%	11/01/32	585,000	447,189

2.45%	11/01/34	2,485,000	1,818,991

Regents of the University of California Medical Center Pooled Revenue

3.26%	05/15/60	3,115,000	1,884,955

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

University of Michigan

3.50%	04/01/52	$805,000	$591,558

Total Municipal Bonds

(Cost: $10,804,953)			7,656,893

ASSET-BACKED SECURITIES — 8.6%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	1,135,124	1,019,231

AGL CLO, Ltd. (20-7A-BR)

5.78% (3 mo. USD LIBOR + 1.700%) (1),(2)	07/15/34	4,235,000	3,966,924

AIG CLO, Ltd. (18-1A-A1R)

5.36% (3 mo. USD LIBOR + 1.120%) (1),(2)	04/20/32	4,300,000	4,171,989

Aligned Data Centers Issuer LLC (21-1A-A2)

1.94% (1)	08/15/46	3,372,000	2,835,816

AMMC CLO XIII, Ltd. (13-13A-A1R2)

5.37% (3 mo. USD LIBOR + 1.050%) (1),(2)	07/24/29	3,771,432	3,709,316

Ares LXII CLO, Ltd. (21-62A-B)

6.01% (3 mo. USD LIBOR + 1.650%) (1),(2)	01/25/34	4,000,000	3,735,200

Brazos Education Loan Authority, Inc. (12-1-A1)

4.29% (1 mo. USD LIBOR + 0.700%) (2)	12/26/35	384,799	377,622

Brazos Higher Education Authority, Inc. (10-1-A2)

4.20% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	667,281	662,686

CF Hippolyta Issuer LLC (20-1-B1)

2.28% (1)	07/15/60	3,974,729	3,417,939

CIFC Funding, Ltd (21-7A-A1)

5.45% (3 mo. USD LIBOR + 1.130%) (1),(2)	01/23/35	4,300,000	4,093,170

Dryden XXVI Senior Loan Fund (13-26A-AR)

4.98% (3 mo. USD LIBOR + 0.900%) (1),(2)	04/15/29	1,981,717	1,944,005

Educational Funding of the South, Inc. (11-1-A2)

5.01% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35	376,657	373,029

Educational Services of America, Inc. (12-2-A)

4.32% (1 mo. USD LIBOR + 0.730%) (1),(2)	04/25/39	236,768	233,408

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	536,440	520,388

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

5.52% (3 mo. USD LIBOR + 1.110%) (1),(2)	10/29/29	2,921,854	2,877,150

Higher Education Funding I (14-1-A)

4.05% (3 mo. USD LIBOR + 1.050%) (1),(2)	05/25/34	644,516	643,696

JGWPT XXX LLC (14-2A-A)

3.61% (1)	01/17/73	1,359,108	1,197,093

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Madison Park Funding XLVIII, Ltd. (21-48A-A)

5.38% (3 mo. USD LIBOR + 1.150%) (1),(2)	04/19/33	$4,320,000	$4,201,416

Navient Private Education Refi Loan Trust (21-GA-A)

1.58% (1)	04/15/70	3,230,477	2,668,326

Navient Student Loan Trust (14-3-A)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	2,652,201	2,504,375

Navient Student Loan Trust (14-4-A)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	1,344,579	1,280,054

Nelnet Student Loan Trust (14-4A-A2)

4.54% (1 mo. USD LIBOR + 0.950%) (1),(2)	11/25/48	2,965,000	2,919,152

New Economy Assets Phase 1 Sponsor LLC (21-1-B1)

2.41% (1)	10/20/61	3,904,000	3,172,429

OCP CLO 2020-19, Ltd. (20-19A-AR)

5.39% (3 mo. USD LIBOR + 1.150%) (1),(2)	10/20/34	3,600,000	3,436,560

Octagon Investment Partners XIV, Ltd. (12-1A-AARR)

5.03% (3 mo. USD LIBOR + 0.950%) (1),(2)	07/15/29	4,078,843	3,998,490

PHEAA Student Loan Trust (15-1A-A)

4.19% (1 mo. USD LIBOR + 0.600%) (1),(2)	10/25/41	972,667	933,085

Skyline Trust (2020-1 A)

3.23% (5)	07/03/38	4,536,882	3,965,873

SLM Student Loan Trust (03-7A-A5A)

4.49% (3 mo. USD LIBOR + 1.200%) (1),(2)	12/15/33	1,829,596	1,780,700

SLM Student Loan Trust (08-2-B)

5.56% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	710,000	577,371

SLM Student Loan Trust (08-3-B)

5.56% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	710,000	652,516

SLM Student Loan Trust (08-4-A4)

6.01% (3 mo. USD LIBOR + 1.650%) (2)	07/25/22	3,153,878	3,125,740

SLM Student Loan Trust (08-4-B)

6.21% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	710,000	685,384

SLM Student Loan Trust (08-5-B)

6.21% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	710,000	664,183

SLM Student Loan Trust (08-6-A4)

5.46% (3 mo. USD LIBOR + 1.100%) (2)	07/25/23	2,701,752	2,628,123

SLM Student Loan Trust (08-6-B)

6.21% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	660,285

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-7-B)

6.21% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	$710,000	$609,381

SLM Student Loan Trust (08-8-B)

6.61% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	710,000	683,398

SLM Student Loan Trust (08-9-A)

5.86% (3 mo. USD LIBOR + 1.500%) (2)	04/25/23	939,710	927,459

SLM Student Loan Trust (08-9-B)

6.61% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	710,000	706,575

SLM Student Loan Trust (11-2-A2)

4.79% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	1,591,762	1,583,554

SLM Student Loan Trust (12-7-A3)

4.24% (1 mo. USD LIBOR + 0.650%) (2)	05/26/26	1,522,213	1,426,599

Small Business Administration (22-25G)

3.93%	07/01/47	6,250,000	5,876,117

Store Master Funding LLC (21-1A-A1)

2.12% (1)	06/20/51	1,837,667	1,513,188

United States Small Business Administration (22-25H-1)

3.80%	08/01/47	3,469,000	3,189,498

United States Small Business Administration (22-25J-1)

5.04%	10/01/47	3,496,000	3,474,018

Vantage Data Centers Issuer LLC (18-2A-A2)

4.20% (1)	11/15/43	4,121,974	4,022,763

Total Asset-backed Securities

(Cost: $105,040,263)			99,645,274

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.6%

Fannie Mae, Pool #AN0245

3.42%	11/01/35	1,856,658	1,699,398

Fannie Mae, Pool #BL6060

2.46%	04/01/40	1,840,000	1,272,667

Freddie Mac Multifamily Structured Pass-Through Certificates (K155-A3)

3.75%	04/25/33	4,045,000	3,659,228

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $7,855,118)			6,631,293

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.5%

Arbor Realty Commercial Real Estate Note, Ltd. (21-FL3-A)

4.48% (1 mo. USD LIBOR + 1.070%) (1),(2)	08/15/34	3,882,000	3,701,187

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (1),(7)	08/10/38	$1,930,000	$1,735,601

BANK 2022-BNK42 (22-BNK42-A5)

4.49% (7)	06/15/55	3,593,000	3,295,336

BDS, Ltd. (19-FL4-A)

4.51% (1 mo. USD LIBOR + 1.100%) (1),(2)	08/15/36	412,374	409,791

BPR Trust (22-OANA A)

5.27% (SOFR + 1.898%) (1),(2)	04/15/37	3,678,000	3,572,674

BX Commercial Mortgage Trust (20-VIV4-A)

2.84% (1)	03/09/44	2,415,000	1,887,094

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	1,485,000	1,223,487

BXHPP Trust (21-FILM-A)

4.06% (1 mo. USD LIBOR + 0.650%) (1),(2)	08/15/36	3,000,000	2,823,690

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	1,285,000	1,104,877

CD 2017-CD3 Mortgage Trust (17-CD3-AS)

3.83%	02/10/50	4,645,000	4,194,179

COMM 2015-CCRE27 Mortgage Trust (15-CR27-A3)

3.35%	10/10/48	3,680,044	3,451,717

CSAIL Commercial Mortgage Trust (20-C19-A3)

2.56%	03/15/53	3,004,000	2,430,578

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	1,180,000	943,488

GS Mortgage Securities Corp. II (21-ARDN-B)

5.06% (1 mo. USD LIBOR + 1.650%) (1),(2)	11/15/36	2,015,000	1,926,806

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	2,185,000	1,839,945

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1),(7)	12/10/41	1,180,000	977,163

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	1,160,000	984,362

Manhattan West Mortgage Trust (20-1MW-A)

2.13% (1)	09/10/39	1,720,000	1,444,948

MKT Mortgage Trust (20-525M-A)

2.69% (1)	02/12/40	850,000	658,746

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	1,495,000	1,184,983

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)

3.87% (1),(7)	01/05/43	1,710,000	1,201,516

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1),(7)	01/05/43	$70,000	$49,587

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $46,022,950)			41,041,755

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 36.5%

Fannie Mae, Pool #BN7755

3.00%	09/01/49	2,934,303	2,541,323

Fannie Mae, Pool #FM2318

3.50%	09/01/49	287,772	258,712

Fannie Mae, Pool #MA4152

2.00%	10/01/40	5,421,227	4,459,955

Fannie Mae, Pool #MA4387

2.00%	07/01/41	2,979,846	2,455,788

Fannie Mae (19-79-FA)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	01/25/50	1,591,748	1,566,585

Fannie Mae (01-14-SH) (I/F)

15.28% (-1 mo. USD LIBOR + 27.825%) (2)	03/25/30	54,926	63,664

Fannie Mae (01-34-FV)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	08/25/31	72,868	72,414

Fannie Mae (04-W10-A6) (PAC)

5.75%	08/25/34	745,299	741,605

Fannie Mae (07-89-GF)

4.11% (1 mo. USD LIBOR + 0.520%) (2)	09/25/37	314,356	313,751

Fannie Mae (08-30-SA) (I/O) (I/F)

3.26% (-1 mo. USD LIBOR + 6.850%) (2)	04/25/38	53,230	5,800

Fannie Mae (08-62-SN) (I/O) (I/F)

2.61% (-1 mo. USD LIBOR + 6.200%) (2)	07/25/38	47,508	2,817

Fannie Mae (09-64-TB)

4.00%	08/25/29	610,854	593,750

Fannie Mae (09-68-SA) (I/O) (I/F)

3.16% (-1 mo. USD LIBOR + 6.750%) (2)	09/25/39	39,785	4,510

Fannie Mae (10-26-AS) (I/O) (I/F)

2.74% (-1 mo. USD LIBOR + 6.330%) (2)	03/25/40	566,276	32,535

Fannie Mae (11-111-DB)

4.00%	11/25/41	1,229,453	1,174,843

Fannie Mae (18-38-LA)

3.00%	06/25/48	927,828	836,689

Fannie Mae (18-43-CT)

3.00%	06/25/48	692,458	623,568

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #254634

5.50%	02/01/23	$162	$162

Fannie Mae, Pool #596686

6.50%	11/01/31	8,937	9,055

Fannie Mae, Pool #727575

5.00%	06/01/33	14,584	14,504

Fannie Mae, Pool #748751

5.50%	10/01/33	34,683	34,052

Fannie Mae, Pool #AB2127

3.50%	01/01/26	208,903	201,974

Fannie Mae, Pool #AL0209

4.50%	05/01/41	329,774	319,740

Fannie Mae, Pool #AL0851

6.00%	10/01/40	292,089	302,947

Fannie Mae, Pool #AS9830

4.00%	06/01/47	546,255	507,236

Fannie Mae, Pool #BQ6913

2.00%	12/01/51	9,119,975	7,213,969

Fannie Mae, Pool #BQ7006

2.00%	01/01/52	7,338,430	5,802,460

Fannie Mae, Pool #BV8464

3.00%	04/01/52	4,155,209	3,531,278

Fannie Mae, Pool #CA1710

4.50%	05/01/48	1,397,618	1,335,047

Fannie Mae, Pool #CA1711

4.50%	05/01/48	993,815	949,322

Fannie Mae, Pool #CA2208

4.50%	08/01/48	779,998	745,078

Fannie Mae, Pool #CA2327

4.00%	09/01/48	485,166	452,320

Fannie Mae, Pool #CB2313

2.50%	12/01/51	7,986,316	6,561,506

Fannie Mae, Pool #CB3289

2.00%	04/01/52	10,144,896	8,024,689

Fannie Mae, Pool #FM2870

3.00%	03/01/50	1,926,292	1,668,311

Fannie Mae, Pool #FS1598

2.00%	04/01/52	8,272,989	6,518,534

Fannie Mae, Pool #MA1146

4.00%	08/01/42	647,871	603,958

Fannie Mae, Pool #MA1561

3.00%	09/01/33	1,324,909	1,197,568

Fannie Mae, Pool #MA1584

3.50%	09/01/33	1,941,901	1,794,198

Fannie Mae, Pool #MA3182

3.50%	11/01/47	328,013	294,138

Fannie Mae, Pool #MA4093

2.00%	08/01/40	4,348,720	3,578,590

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #MA4465

2.00%	11/01/51	$2,259,103	$1,784,525

Fannie Mae, Pool #MA4512

2.50%	01/01/52	8,370,035	6,883,245

Fannie Mae, Pool #MA4548

2.50%	02/01/52	7,671,963	6,300,857

Fannie Mae, Pool #MA4579

3.00%	04/01/52	7,573,500	6,440,122

Freddie Mac, Pool #SD0231

3.00%	01/01/50	4,444,712	3,849,449

Freddie Mac, Pool #ZM1779

3.00%	09/01/46	1,186,133	1,034,322

Freddie Mac (2439-KZ)

6.50%	04/15/32	64,257	66,026

Freddie Mac (2575-FD) (PAC)

3.86% (1 mo. USD LIBOR + 0.450%) (2)	02/15/33	164,187	163,933

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	63,068	62,136

Freddie Mac (3315-S) (I/O) (I/F)

3.00% (-1 mo. USD LIBOR + 6.410%) (2)	05/15/37	8,406	648

Freddie Mac (3339-JS) (I/F)

20.66% (-1 mo. USD LIBOR + 42.835%) (2)	07/15/37	216,852	292,400

Freddie Mac (3351-ZC)

5.50%	07/15/37	157,917	156,547

Freddie Mac (3380-SM) (I/O) (I/F)

3.00% (-1 mo. USD LIBOR + 6.410%) (2)	10/15/37	255,054	24,107

Freddie Mac (3382-FL)

4.11% (1 mo. USD LIBOR + 0.700%) (2)	11/15/37	64,236	64,027

Freddie Mac (3439-SC) (I/O) (I/F)

2.49% (-1 mo. USD LIBOR + 5.900%) (2)	04/15/38	1,054,211	55,067

Freddie Mac (3578-DI) (I/O) (I/F)

3.24% (-1 mo. USD LIBOR + 6.650%) (2)	04/15/36	365,416	23,608

Freddie Mac (4818-CA)

3.00%	04/15/48	483,592	421,063

Freddie Mac, Pool #A97179

4.50%	03/01/41	1,076,033	1,043,644

Freddie Mac, Pool #G06360

4.00%	03/01/41	1,222,190	1,149,569

Freddie Mac, Pool #G06498

4.00%	04/01/41	878,987	826,760

Freddie Mac, Pool #G06499

4.00%	03/01/41	561,967	527,628

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G07849

3.50%	05/01/44	$706,996	$642,124

Freddie Mac, Pool #G07924

3.50%	01/01/45	1,059,740	961,840

Freddie Mac, Pool #G08710

3.00%	06/01/46	1,261,085	1,094,371

Freddie Mac, Pool #G08711

3.50%	06/01/46	2,043,549	1,841,990

Freddie Mac, Pool #G08715

3.00%	08/01/46	2,428,978	2,107,869

Freddie Mac, Pool #G08716

3.50%	08/01/46	1,386,137	1,244,642

Freddie Mac, Pool #G08721

3.00%	09/01/46	1,958,445	1,709,452

Freddie Mac, Pool #G08722

3.50%	09/01/46	560,868	505,198

Freddie Mac, Pool #G08726

3.00%	10/01/46	1,870,247	1,632,467

Freddie Mac, Pool #G08732

3.00%	11/01/46	1,884,560	1,644,961

Freddie Mac, Pool #G08792

3.50%	12/01/47	1,513,226	1,358,388

Freddie Mac, Pool #G08816

3.50%	06/01/48	286,044	256,718

Freddie Mac, Pool #G08826

5.00%	06/01/48	246,884	241,665

Freddie Mac, Pool #G08843

4.50%	10/01/48	1,035,764	988,516

Freddie Mac, Pool #G16584

3.50%	08/01/33	1,198,721	1,139,666

Freddie Mac, Pool #G18592

3.00%	03/01/31	652,893	614,532

Freddie Mac, Pool #G18670

3.00%	12/01/32	436,959	409,875

Freddie Mac, Pool #G18713

3.50%	11/01/33	803,839	763,736

Freddie Mac, Pool #G60038

3.50%	01/01/44	992,549	902,096

Freddie Mac, Pool #G60344

4.00%	12/01/45	510,968	478,666

Freddie Mac, Pool #G67700

3.50%	08/01/46	824,419	747,742

Freddie Mac, Pool #G67703

3.50%	04/01/47	4,921,117	4,458,806

Freddie Mac, Pool #G67706

3.50%	12/01/47	3,162,838	2,863,731

Freddie Mac, Pool #G67707

3.50%	01/01/48	6,570,352	5,919,320

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G67708

3.50%	03/01/48	$5,632,903	$5,056,527

Freddie Mac, Pool #G67710

3.50%	03/01/48	4,473,466	4,015,727

Freddie Mac, Pool #G67711

4.00%	03/01/48	1,625,111	1,520,347

Freddie Mac, Pool #G67718

4.00%	01/01/49	1,515,452	1,404,878

Freddie Mac, Pool #Q05261

3.50%	12/01/41	1,090,247	991,417

Freddie Mac, Pool #Q20178

3.50%	07/01/43	2,142,209	1,942,474

Freddie Mac, Pool #QE0312

2.00%	04/01/52	5,505,447	4,337,863

Freddie Mac, Pool #SD7513

3.50%	04/01/50	567,284	510,353

Freddie Mac, Pool #SD8178

2.50%	11/01/51	5,645,366	4,639,042

Freddie Mac, Pool #SD8193

2.00%	02/01/52	8,233,427	6,499,684

Freddie Mac, Pool #SD8194

2.50%	02/01/52	7,634,118	6,269,736

Freddie Mac, Pool #SD8205

2.50%	04/01/52	2,228,344	1,826,855

Freddie Mac, Pool #SD8212

2.50%	05/01/52	7,928,915	6,500,333

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	1,031,797	955,578

Ginnie Mae (08-27-SI) (I/O) (I/F)

2.98% (-1 mo. USD LIBOR + 6.470%) (2)	03/20/38	159,987	16,643

Ginnie Mae (08-81-S) (I/O) (I/F)

2.71% (-1 mo. USD LIBOR + 6.200%) (2)	09/20/38	617,382	60,125

Ginnie Mae (10-1-S) (I/O) (I/F)

2.26% (-1 mo. USD LIBOR + 5.750%) (2)	01/20/40	904,202	67,295

Ginnie Mae (18-124-NW)

3.50%	09/20/48	826,027	771,713

Ginnie Mae, Pool #608259

4.50%	08/15/33	16,832	16,237

Ginnie Mae, Pool #782114

5.00%	09/15/36	62,390	62,892

Ginnie Mae, Pool #MA4127

3.50%	12/20/46	1,277,069	1,165,930

Ginnie Mae II, Pool #MA6030

3.50%	07/20/49	85,316	75,092

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	940,919	860,798

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	$910,523	$832,137

Ginnie Mae II, Pool #MA3662

3.00%	05/20/46	407,502	361,189

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	894,714	817,689

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	2,425,397	2,145,202

Ginnie Mae II, Pool #MA4196

3.50%	01/20/47	748,055	682,019

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	312,865	311,199

Ginnie Mae II, Pool #MA4510

3.50%	06/20/47	362,944	330,281

Ginnie Mae II, Pool #MA4589

5.00%	07/20/47	724,145	723,367

Ginnie Mae II, Pool #MA4722

5.00%	09/20/47	245,505	245,087

Ginnie Mae II, Pool #MA4777

3.00%	10/20/47	292,640	259,441

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	1,136,577	1,004,563

Ginnie Mae II, Pool #MA4837

3.50%	11/20/47	2,353,499	2,142,798

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	677,744	633,195

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	1,148,222	1,072,748

Ginnie Mae II, Pool #MA5078

4.00%	03/20/48	828,646	776,938

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	1,645,716	1,583,640

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	56,410	52,473

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	100,264	96,267

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	602,043	514,242

Ginnie Mae II TBA, 30-Year

2.50% (8)	01/01/52	18,600,000	15,747,992

Uniform Mortgage-Backed Securities TBA, 30-Year

2.00% (8)	01/01/52	35,275,000	27,774,249

2.00% (8)	01/01/52	26,950,000	21,222,225

2.50% (8)	01/01/52	18,075,000	14,797,559

2.50% (8)	01/01/52	26,625,000	21,800,443

3.00% (8)	03/01/52	11,175,000	9,501,369

3.00% (8)	03/01/52	19,075,000	16,216,730

3.50% (8)	04/01/52	10,350,000	9,102,729

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

4.00% (8)	06/01/52	$13,350,000	$12,144,322

4.50% (8)	07/01/52	53,800,000	50,471,059

5.00% (8)	08/01/52	19,325,000	18,640,321

5.50% (8)	08/01/52	10,250,000	10,108,494

Total Residential Mortgage-Backed Securities — Agency

(Cost: $451,636,447)			424,786,505

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.5%

Ajax Mortgage Loan Trust (19-F-A1)

2.86% (1)	07/25/59	2,178,055	2,049,774

CIM Trust (17-7-A)

3.00% (1),(7)	04/25/57	145,664	145,252

CIM Trust (21-J1-A1)

2.50% (1),(7)	03/25/51	9,948,783	7,727,407

Citigroup Mortgage Loan Trust (06-AMC1-A1)

3.88% (1 mo. USD LIBOR + 0.290%) (1),(2)	09/25/36	7,435,436	7,072,505

Citigroup Mortgage Loan Trust, Inc. (05-5-2A2)

5.75% (9)	08/25/35	196,448	131,564

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	3,438	3,035

CSMC 2022-ATH2 (22-ATH2-A1)

4.55% (1),(7)	05/25/67	3,734,595	3,474,414

CSMC Series, Ltd. (15-5R-1A1)

2.02% (1),(7)	09/27/46	52,749	52,428

CSMC Trust (18-RPL9-A)

3.85% (1),(7)	09/25/57	2,471,668	2,287,210

Fremont Home Loan Trust (05-E-2A4)

4.25% (1 mo. USD LIBOR + 0.660%) (2)	01/25/36	5,574,730	5,319,489

GS Mortgage-Backed Securities Trust (18-RPL1-A1A)

3.75% (1)	10/25/57	2,178,631	2,060,469

GSAA Home Equity Trust (05-11-2A2)

4.23% (1 mo. USD LIBOR + 0.640%) (2)	10/25/35	926,781	886,513

IndyMac Index Mortgage Loan Trust (05-AR6-2A1)

4.07% (1 mo. USD LIBOR + 0.480%) (2)	04/25/35	483,090	400,121

JPMorgan Mortgage Trust (21-14-A3)

2.50% (1),(7)	05/25/52	5,169,939	4,022,051

JPMorgan Mortgage Trust (22-1 A3)

2.50% (1),(7)	07/25/52	8,920,633	6,889,796

Morgan Stanley Capital, Inc. (04-WMC2-M1)

4.50% (1 mo. USD LIBOR + 0.915%) (2)	07/25/34	609,019	567,204

Morgan Stanley Mortgage Loan Trust (04-3-4A)

5.65% (7)	04/25/34	86,914	82,458

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

New Century Home Equity Loan Trust (05-D-A1)

4.03% (1 mo. USD LIBOR + 0.44%) (2)	02/25/36	$474,489	$472,926

Option One Mortgage Loan Trust (05-2-M1)

4.25% (1 mo. USD LIBOR + 0.660%) (2)	05/25/35	505,300	499,907

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (05-WCW2-M3)

4.41% (1 mo. USD LIBOR + 0.825%) (2)	07/25/35	10,000,000	9,270,904

RASC Series Trust (06-KS7-A4)

3.83% (1 mo. USD LIBOR + 0.240%) (2)	09/25/36	122,301	122,084

Structured Asset Investment Loan Trust (04-6-A3)

4.39% (1 mo. USD LIBOR + 0.800%) (2)	07/25/34	1,948,774	1,817,884

Structured Asset Securities Corp. (03-34A-5A4)

3.77% (7)	11/25/33	183,322	167,886

WaMu Mortgage Pass-Through Certificates (05-AR15-A1A1)

4.11% (1 mo. USD LIBOR + 0.52%) (2)	11/25/45	4,334,432	3,819,349

WaMu Mortgage Pass-Through Certificates (05-AR3-A2)

2.83% (7)	03/25/35	518,658	501,285

Wells Fargo Alternative Loan Trust (07-PA3-2A1)

6.00% (9)	07/25/37	44,706	37,011

Wells Fargo Home Equity Asset-Backed Securities Trust (05-3-M6)

4.59% (1 mo. USD LIBOR + 1.005%) (2)	11/25/35	1,112,562	1,109,839

Wells Fargo Home Equity Trust (04-2-A33)

4.59% (1 mo. USD LIBOR + 1.000%) (2)	10/25/34	2,486,195	2,393,287

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $69,795,563)			63,384,052

U.S. TREASURY SECURITIES—27.9%

U.S. Treasury Bond

2.00%	11/15/41	49,787,000	34,067,646

U.S. Treasury Inflation Indexed Bond (TIPS)

3.00%	08/15/52	37,792,000	30,286,745

0.63%	07/15/32	1,832,809	1,680,718

U.S. Treasury Note

2.38%	02/15/42	45,830,000	33,484,544

2.75%	08/15/32	27,075,000	24,249,047

4.13%	09/30/27	53,030,000	52,746,207

4.13%	10/31/27	50,665,000	50,413,654

4.25%	09/30/24	20,150,000	20,049,643

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (Continued)

4.25%	10/15/25	$38,660,000	$38,468,210

4.38%	10/31/24	39,295,000	39,215,949

Total U.S. Treasury Securities

(Cost: $343,247,746)			324,662,363

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%

Federal Home Loan Banks

1.04%	06/14/24	16,850,000	15,867,300

1.20%	12/23/24	16,820,000	15,591,804

			31,459,104

Total U.S. Government Agency Obligations

(Cost: $33,670,000)			31,459,104

Total Fixed Income Securities

(Cost: $1,497,692,318)			1,363,770,638

Issues	Shares	Value

MONEY MARKET INVESTMENTS —1.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (10)	20,014,422	$20,014,422

Total Money Market Investments

(Cost: $20,014,422)		20,014,422

Total Investments (119.0%)

(Cost: $1,517,706,740)		1,383,785,060

Liabilities In Excess Of Other Assets (-19.0%)		(220,667,334)

Net Assets (100.0%)		$1,163,117,726

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
1,032	2-Year U.S Treasury Note Futures	12/30/22	$214,498,935	$210,923,062	$(3,575,873)
52	5-Year U.S Treasury Note Futures	12/30/22	5,548,668	5,542,875	(5,793)

			$220,047,603	$216,465,937	$(3,581,666)

Short Futures
393	10-Year U.S. Treasury Note Futures	12/20/22	$(46,925,949)	$(45,581,860)	$1,344,089
36	Euro-Bund Future	12/8/22	(5,016,569)	(4,925,780)	90,789
26	Euro-Bobl Futures	12/8/22	(3,078,181)	(3,075,173)	3,008
139	U.S. Ultra Long Bond Futures	12/20/22	(18,416,439)	(17,744,218)	672,221

			$(73,437,138)	$(71,327,031)	$2,110,107

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (11)
Citibank N.A.	EUR	214,000	01/13/23	$208,870	$212,809	$(3,939)
Goldman Sachs & Co.	GBP	484,000	01/13/23	551,714	558,683	(6,969)
Goldman Sachs & Co.	EUR	343,000	01/13/23	338,058	341,092	(3,034)
Bank of America N.A.	EUR	7,749,000	01/13/23	7,671,711	7,705,893	(34,182)

				$8,770,353	$8,818,477	$(48,124)

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Centrally Cleared — Interest Rate Swap Agreements

Notional Amount		Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
38,150,000	(12)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.026%	$(2,450,161)	$ —	$(2,450,161)
28,215,000	(12)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.034%	(1,807,961)	$ —	(1,807,961)
19,075,000	(12)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.073%	(1,208,670)	$ —	(1,208,670)
45,870,000	(12)	09/28/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.390%	(2,521,089)	$ —	(2,521,089)
79,680,000		06/10/24	Annual	12-Month SOFR	Annual	1.9500%	(3,347,476)	$ —	(3,347,476)
1,595,000	(12)	07/24/53	Semi-Annual	1.808%	Quarterly	3-Month USD LIBOR	528,056	$ —	528,056
2,355,000	(12)	07/24/53	Semi-Annual	1.785%	Quarterly	3-Month USD LIBOR	788,997	$ —	788,997
3,190,000	(12)	07/24/53	Semi-Annual	1.773%	Quarterly	3-Month USD LIBOR	1,075,767	$ —	1,075,767
3,915,000	(12)	09/28/53	Semi-Annual	1.870%	Quarterly	3-Month USD LIBOR	1,231,596	$ —	1,231,596

							$(7,710,941)	$—	$(7,710,941)

Notes to the Schedule of Investments:

CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
JPY	Japanese Yen.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $229,287,102 or 19.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(3)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $6,086,680 or 0.5% of net assets.
(4)	Restricted security (Note 11).
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(11)	Fund sells foreign currency, buys U.S. Dollar.
(12)	This instrument has a forward starting effective date. See Note 2, Significant Accounting Policies in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	36.5%
Corporate Bonds	31.3
U.S. Treasury Securities	27.9
Asset-Backed Securities	8.6
Residential Mortgage-Backed Securities — Non-Agency	5.5
Commercial Mortgage-Backed Securities — Non-Agency	3.5
U.S. Government Agency Obligations	2.7
Money Market Investments	1.7
Municipal Bonds	0.7
Commercial Mortgage-Backed Securities — Agency	0.6
Other*	(19.0)

Total	100.0%

*	Includes futures, swap agreements, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$363,343,175	$1,160,224	$364,503,399
Municipal Bonds	—	7,656,893	—	7,656,893
Asset-Backed Securities	—	95,679,401	3,965,873	99,645,274
Commercial Mortgage-Backed Securities — Agency	—	6,631,293	—	6,631,293
Commercial Mortgage-Backed Securities — Non-Agency	—	41,041,755	—	41,041,755
Residential Mortgage-Backed Securities — Agency	—	424,786,505	—	424,786,505
Residential Mortgage-Backed Securities — Non-Agency	—	63,384,052	—	63,384,052
U.S. Treasury Securities	322,981,645	1,680,718	—	324,662,363
U.S. Government Agency Obligations	—	31,459,104	—	31,459,104

Total Fixed Income Securities	322,981,645	1,035,662,896	5,126,097	1,363,770,638

Money Market Investments	20,014,422	—	—	20,014,422

Total Investments	$342,996,067	$1,035,662,896	$5,126,097	$1,383,785,060

Asset Derivatives
Futures Contracts
Interest Rate Risk	2,110,107	—	—	2,110,107
Swap Agreements
Interest Rate Risk	—	3,624,416	—	3,624,416

Total	$345,106,174	$1,039,287,312	$5,126,097	$1,389,519,583

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(3,581,666)	$—	$—	$(3,581,666)
Forward Currency Contracts
Foreign Currency Risk	—	(48,124)	—	(48,124)
Swap Agreements
Interest Rate Risk	—	(11,335,357)	—	(11,335,357)

Total	$(3,581,666)	$(11,383,481)	$—	$(14,965,147)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2022

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 74.5%

ASSET-BACKED SECURITIES — 18.2%

Aimco CLO, Ltd. (20-11A-AR)

5.21% (3 mo. USD LIBOR + 1.130%) (1),(2)	10/17/34	$5,000	$4,769

Americredit Automobile Receivables Trust (19-1-D)

3.62%	03/18/25	355,000	349,323

AmeriCredit Automobile Receivables Trust (20-1-C)

1.59%	10/20/25	350,000	334,754

Ammc CLO 19, Ltd. (16-19A-AR)

5.22% (3 mo. USD LIBOR + 1.140%) (1),(2)	10/16/28	136,478	135,318

Barings CLO, Ltd. (13-IA-AR)

5.04% (3 mo. USD LIBOR + 0.08%) (1),(2)	01/20/28	46,087	45,303

Brazos Higher Education Authority, Inc. (11-1-A2)

3.80% (3 mo. USD LIBOR + 0.800%) (2)	02/25/30	5,747	5,718

Carvana Auto Receivables Trust (22-P3-A3)

4.61%	11/10/27	240,000	232,999

CF Hippolyta Issuer LLC (20-1-A1)

1.69% (1)	07/15/60	182,872	160,762

CF Hippolyta Issuer LLC (21-1A-A1)

1.53% (1)	03/15/61	277,840	238,552

Drive Auto Receivables Trust (21-1-D)

1.45%	01/16/29	427,000	400,910

Drive Auto Receivables Trust (21-2-C)

0.87%	10/15/27	300,000	283,377

Dryden 30 Senior Loan Fund (13-30A-AR)

3.73% (3 mo. USD LIBOR + 0.820%) (1),(2)	11/15/28	68,414	67,189

Educational Services of America, Inc. (12-2-A)

4.32% (1 mo. USD LIBOR + 0.730%) (1),(2)	04/25/39	2,368	2,334

Exeter Automobile Receivables Trust (21-1A-D)

1.08%	11/16/26	340,000	318,969

Exeter Automobile Receivables Trust (21-4A-C)

1.46%	10/15/27	515,000	478,514

Flagship Credit Auto Trust (19-4-D)

3.12% (1)	01/15/26	430,000	406,031

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	15,302	14,844

LCM XXI LP (21A-AR)

5.12% (3 mo. USD LIBOR + 0.880%) (1),(2)	04/20/28	165,115	163,540

Madison Park Funding, Ltd. (18-30A-A)

4.83% (3 mo. USD LIBOR + 0.750%) (1),(2)	04/15/29	71,773	70,165

Magnetite XVI, Ltd. (15-16A-AR)

4.99% (3 mo. USD LIBOR + 0.800%) (1),(2)	01/18/28	43,731	43,049

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Magnetite XVIII, Ltd. (16-18A-AR2)

3.79% (3 mo. USD LIBOR + 0.880%) (1),(2)	11/15/28	$53,933	$52,875

Navient Private Education Refi Loan Trust (20-BA-A2)

2.12% (1)	01/15/69	19,506	17,298

Navient Private Education Refi Loan Trust (21-BA-A)

0.94% (1)	07/15/69	234,149	196,634

Navient Private Education Refi Loan Trust (21-CA-A)

1.06% (1)	10/15/69	113,194	96,657

Navient Student Loan Trust (16-6A-A2)

4.34% (1 mo. USD LIBOR + 0.750%) (1),(2)	03/25/66	24,418	24,339

Nelnet Student Loan Trust (12-5A-A)

4.19% (1 mo. USD LIBOR + 0.600%) (1),(2)	10/27/36	2,049	1,973

NYACK Park CLO, Ltd. (21-1A-X)

4.89% (3 mo. USD LIBOR + 0.650%) (1),(2)	10/20/34	3,125	3,046

Oak Street Investment Grade Net Lease Fund (20-1A-A1)

1.85% (1)	11/20/50	125,655	109,245

Octagon Investment Partners XIV, Ltd. (12-1A-AARR)

5.03% (3 mo. USD LIBOR + 0.950%) (1),(2)	07/15/29	109,432	107,277

Palmer Square Loan Funding, Ltd. (20-1A-A1)

3.78% (3 mo. USD LIBOR + 0.800%) (1),(2)	02/20/28	86,033	84,845

Palmer Square Loan Funding, Ltd. (21-2A-A1)

3.78% (3 mo. USD LIBOR + 0.800%) (1),(2)	05/20/29	100,440	98,491

PFS Financing Corp. (22-B-A)
3.39% (SOFR30A + 0.600%) (1),(2)	02/15/26	145,000	143,956

Progress Residential Trust (19-SFR3-A)
2.27% (1)	09/17/36	9,901	9,318

Progress Residential Trust (21-SFR1-C)
1.56% (1)	04/17/38	252,000	211,056

ReadyCap Commercial Mortgage Trust (18-4-A)
3.39% (1)	02/27/51	153,704	145,795

ReadyCap Commercial Mortgage Trust (19-6-A)
2.83% (1)	10/25/52	115,462	108,136

Santander Drive Auto Receivables Trust (19-2-D)
3.22%	07/15/25	247,203	245,173

Santander Drive Auto Receivables Trust (20-4-C)
1.01%	01/15/26	327,168	322,949

Santander Drive Auto Receivables Trust (21-1-D)
1.13%	11/16/26	330,000	312,718

Santander Drive Auto Receivables Trust (21-2-B)
0.59%	09/15/25	109,342	108,803

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLC Student Loan Trust (08-1-A4A)
4.89% (3 mo. USD LIBOR + 1.600%) (2)	12/15/32	$111,011	$110,241

SLM Student Loan Trust (05-4-A3)
4.48% (3 mo. USD LIBOR + 0.120%) (2)	01/25/27	1,028	1,025

SLM Student Loan Trust (05-7-A4)
4.51% (3 mo. USD LIBOR + 0.150%) (2)	10/25/29	6,689	6,630

SLM Student Loan Trust (08-3-A3)
5.36% (3 mo. USD LIBOR + 1.000%) (2)	10/25/21	6,843	6,629

SLM Student Loan Trust (08-3-B)
5.56% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	10,000	9,190

SLM Student Loan Trust (13-4-A)
4.14% (1 mo. USD LIBOR + 0.550%) (2)	06/25/43	6,497	6,241

SLM Student Loan Trust (13-6-A3)
4.24% (1 mo. USD LIBOR + 0.650%) (2)	06/26/28	7,442	7,142

SoFi Professional Loan Program LLC (17-A-A1)
4.29% (1 mo. USD LIBOR + 0.700%) (1),(2)	03/26/40	13,144	13,098

SoFi Professional Loan Program LLC (17-F-A2FX)
2.84% (1)	01/25/41	146,087	139,522

Sofi Professional Loan Program LLC (19-A-A2FX)
3.69% (1)	06/15/48	149,059	145,315

SoFi Professional Loan Program Trust (21-B-AFX)
1.14% (1)	02/15/47	196,301	161,634

Stack Infrastructure Issuer LLC (19-2A-A2)
3.08% (1)	10/25/44	84,000	78,616

Stack Infrastructure Issuer LLC (20-1A-A2)
1.89% (1)	08/25/45	200,000	176,517

Tricon American Homes Trust (17-SFR2-B)
3.28% (1)	01/17/36	5,000	4,805

United States Small Business Administration (09-20G-1)
4.30%	07/01/29	47,303	45,176

United States Small Business Administration (10-20E-1)
4.11%	05/01/30	26,992	25,642

VOYA CLO (17-2A-A1R)

5.06% (3 mo. USD LIBOR + 0.980%) (1),(2)	06/07/30	326,709	319,224

Total Asset-Backed Securities

(Cost: $7,627,063)			7,413,651

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 2.5%

Fannie Mae Pool #AM1671
2.10%	12/01/27	22,374	20,561

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass Through Certificates (KJ28-A1)
1.77%	02/25/25	$92,693	$92,693

Freddie Mac Multifamily Structured Pass-Through Certificates
3.66% (1 mo. USD LIBOR + 0.520%) (2)	07/25/29	52,265	52,006

Freddie Mac Multifamily Structured Pass-Through Certificates (KC01-X1) (I/O)
0.44% (3)	12/25/22	197,510	66

Freddie Mac Multifamily Structured Pass-Through Certificates (KF57-A)
3.68% (1 mo. USD LIBOR + 0.540%) (2)	12/25/28	72,021	71,296

Freddie Mac Multifamily Structured Pass-Through Certificates (K026-X1) (I/O)
0.88% (3)	11/25/22	654,089	69

Freddie Mac Multifamily Structured Pass-Through Certificates (K033-X1) (I/O)
0.28% (3)	07/25/23	15,629,890	21,054

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)
0.90% (3)	04/25/24	9,288,998	85,261

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ27-A1)
2.09%	07/25/24	1,521	1,510

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ30-A1)
0.53%	01/25/25	15,068	14,626

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ31-A1)
0.57%	05/25/26	17,270	16,520

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ32-A1)
0.52%	06/25/25	30,590	28,621

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)
0.63% (3)	09/25/25	482,630	7,719

Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H)
2.88% (3)	01/25/46	95,168	94,606

Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-AFL)
2.43% (12 mo. Monthly Treasury Average Index + 0.740%) (2)	05/25/44	77,173	77,214

Freddie Mac Multifamily Structured Pass-Through Certificates (Q008-A)
3.53% (1 mo. USD LIBOR + 0.390%) (2)	10/25/45	63,211	62,626

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (Q013-APT1)
1.29% (3)	05/25/50	$77,319	$72,992

Ginnie Mae, Pool #776870
4.90%	12/15/52	39,100	38,990

Ginnie Mae, Pool #767414
5.55%	02/15/26	10,933	10,856

Ginnie Mae, Pool #669551
5.75%	10/15/32	36,271	35,517

Ginnie Mae, Pool #589256
6.00%	12/15/32	25,527	25,033

Ginnie Mae, Pool #625835
6.00%	11/15/34	25,648	25,175

Ginnie Mae, Pool #669522
6.00%	07/15/43	26,176	25,523

Ginnie Mae, Pool #749547
6.00%	04/15/53	52,877	52,562

Ginnie Mae (12-123-IO) (I/O)
0.63% (3)	12/16/51	88,328	1,139

Ginnie Mae (13-1-IO) (I/O)
0.58% (3)	02/16/54	41,721	494

Ginnie Mae (14-157-C)

3.15% (3)	10/16/54	77,584	75,607

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $1,020,791)			1,010,336

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.2%

AREIT 2019-CRE3 Trust (19-CRE3-A)
4.76% (SOFR + 1.384%) (1),(2)	09/14/36	40,586	39,650

BANK (18-BN14-A2)
4.13%	09/15/60	2,031	1,971

BB-UBS Trust (12-SHOW-XA) (I/O)
0.60% (1),(3)	11/05/36	6,396,000	69,830

BBCMS Trust (18-BXH-A)
4.41% (1 mo. USD LIBOR + 1.000%) (1),(2)	10/15/37	8,346	8,021

Benchmark Mortgage Trust (18-B6-A2)
4.20%	10/10/51	6,599	6,443

BSPRT Issuer, Ltd. (19-FL5-A)
4.56% (1 mo. USD LIBOR + 1.150%) (1),(2)	05/15/29	29,771	29,628

BX Commercial Mortgage Trust (20-VKNG-A)

4.34% (1 mo. USD LIBOR + 0.930%) (1),(2)	10/15/37	208,323	200,887

BX Commercial Mortgage Trust (21-CIP-A)

4.33% (1 mo. USD LIBOR + 0.921%) (1),(2)	12/15/38	110,000	105,160

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

BX Trust (21-MFM1-A)

4.11% (1 mo. USD LIBOR + 0.700%) (1),(2)	01/15/34	$20,000	$19,201

BXHPP Trust (21-FILM-A)

4.06% (1 mo. USD LIBOR + 0.650%) (1),(2)	08/15/36	100,000	94,123

BXMT, Ltd. (20-FL3-A)

4.31% (SOFR30A + 1.514%) (1),(2)	11/15/37	100,000	98,372

Citigroup Commercial Mortgage Trust (13-GC11-AAB)

2.69%	04/10/46	210	210

Citigroup Commercial Mortgage Trust (14-GC21-XA) (I/O)

1.14% (3)	05/10/47	5,176,758	66,783

Citigroup Commercial Mortgage Trust (15-GC27-XA) (I/O)

1.31% (3)	02/10/48	1,915,236	42,485

Cold Storage Trust (20-ICE5-A)

4.31% (1 mo. USD LIBOR + 0.900%) (1),(2)	11/15/37	137,619	133,594

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.47% (3)	10/15/45	192,303	1

COMM Mortgage Trust (13-CR11-XA) (I/O)

0.90% (3)	08/10/50	526,147	2,435

COMM Mortgage Trust (13-LC6-XB) (I/O)

0.33% (1),(3)	01/10/46	100,000	5

COMM Mortgage Trust (14-CR14-A2)

3.15%	02/10/47	49,645	49,089

COMM Mortgage Trust (14-CR17-XA) (I/O)

0.95% (3)	05/10/47	5,270,558	53,628

COMM Mortgage Trust (15-LC23-A2)

3.22%	10/10/48	1,379	1,309

COMM Mortgage Trust (15-PC1-A4)

3.62%	07/10/50	63,680	61,364

DBGS Mortgage Trust (18-BIOD-A)

4.12% (1 mo. USD LIBOR + 0.803%) (1),(2)	05/15/35	137,064	133,456

FS Rialto (19-FL1-A)

4.61% (1 mo. USD LIBOR + 1.200%) (1),(2)	12/16/36	66,612	65,367

GS Mortgage Securities Trust (11-GC5-XA) (I/O)

0.00% (1),(3)	08/10/44	179,582	2

GS Mortgage Securities Trust (13-GC13-AAB)

3.72% (3)	07/10/46	920	916

GS Mortgage Securities Trust (14-GC18-AAB)

3.65%	01/10/47	107,664	106,022

Houston Galleria Mall Trust (15-HGLR A1A1)

3.09% (1)	03/05/37	250,000	228,615

JPMBB Commercial Mortgage Securities Trust (13-C17-XA) (I/O)

0.69% (3)	01/15/47	112,460	601

JPMBB Commercial Mortgage Securities Trust (14-C19-A3)

3.67%	04/15/47	1,419	1,352

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMBB Commercial Mortgage Securities Trust (14-C21-ASB)

3.43%	08/15/47	$11,018	$10,788

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.21% (3)	04/15/46	6,219,162	11,640

LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)

0.43% (1),(3),(4)	09/15/39	289,760	35

MBRT (19-MBR-A)

4.51% (1 mo. USD LIBOR + 1.100%) (1),(2)	11/15/36	125,000	121,867

MF1, Ltd. (20-FL4-A)

5.19% (SOFR + 1.814) (1),(2)	11/15/35	89,792	87,612

Morgan Stanley Bank of America Merrill Lynch Trust (13-C10-A3)

3.96% (3)	07/15/46	20,432	20,257

Morgan Stanley Bank of America Merrill Lynch Trust (13-C10-A4)

4.07% (3)	07/15/46	44,588	44,074

Morgan Stanley Bank of America Merrill Lynch Trust (13-C11-AAB) (TAC)

3.85%	08/15/46	29,374	29,151

Morgan Stanley Bank of America Merrill Lynch Trust (14-C15-XA) (I/O)

0.87% (3)	04/15/47	767,568	4,801

Morgan Stanley Capital I Trust (15-MS1-ASB)

3.46%	05/15/48	5,367	5,212

SREIT Trust (21-MFP2-A)

4.23% (1 mo. USD LIBOR + 0.822%) (1),(2)	11/15/36	100,000	95,321

STWD Trust (21-FLWR-A)

3.99% (1 mo. USD LIBOR + 0.577%) (1),(2)	07/15/36	110,000	104,236

TRTX Issuer, Ltd. (19-FL3-A)

4.64% (SOFR + 1.26%) (1),(2)	10/15/34	33,165	31,670

UBS-Barclays Commercial Mortgage Trust (13-C5-A4)

3.18%	03/10/46	49,587	49,374

Wells Fargo Commercial Mortgage Trust (17-SMP-A)

4.29% (1 mo. USD LIBOR + 0.875%) (1),(2)	12/15/34	100,000	96,351

Wells Fargo Commercial Mortgage Trust (20-C55-A1)

1.86%	02/15/53	106,834	101,804

WFRBS Commercial Mortgage Trust (13-C11-XA) (I/O)

1.07% (1),(3)	03/15/45	2,037,583	20

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.65% (3)	06/15/46	887,714	1,215

WFRBS Commercial Mortgage Trust (14-C20-A4)

3.72%	05/15/47	4,459	4,331

WFRBS Commercial Mortgage Trust (14-C20-XA) (I/O)

0.90% (3)	05/15/47	960,824	9,714

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WFRBS Commercial Mortgage Trust (14-C21-XA) (I/O)

1.01% (3)	08/15/47	$3,733,929	$50,124

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $2,588,778)			2,500,117

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.1%

Fannie Mae (02-41-F)

4.14% (1 mo. USD LIBOR + 0.550%) (2)	07/25/32	13,962	14,022

Fannie Mae (05-90-FC) (PAC)

3.84% (1 mo. USD LIBOR + 0.250%) (2)	10/25/35	229,853	229,178

Fannie Mae (05-W3-2AF)

3.81% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	5,812	5,750

Fannie Mae (11-110-FE) (PAC)

3.99% (1 mo. USD LIBOR + 0.400%) (2)	04/25/41	10,862	10,868

Fannie Mae (11-84-F) (PAC)

3.94% (1 mo. USD LIBOR + 0.350%) (2)	01/25/40	4,581	4,578

Fannie Mae (18-94-KD) (PAC)

3.50%	12/25/48	48,177	44,420

Fannie Mae (13-130-BF)

3.84% (1 mo. USD LIBOR + 0.250%) (2)	07/25/43	108,918	107,693

Freddie Mac (3016-GF)

3.76% (1 mo. USD LIBOR + 0.350%) (2)	08/15/25	47,950	47,858

Freddie Mac (3153-FJ)

3.20% (1 mo. USD LIBOR + 0.380%) (2)	05/15/36	262,046	260,536

Freddie Mac (3954-PF) (PAC)

3.91% (1 mo. USD LIBOR + 0.500%) (2)	07/15/41	254,093	252,434

Freddie Mac (2631-DF)

3.81% ((1mo. USD LIBOR + 0.400)) (2)	06/15/33	243,722	242,851

Freddie Mac (3055-MF)

3.81% (1 mo. USD LIBOR + 0.400%) (2)	10/15/35	304,049	301,878

Freddie Mac (3320 FC)

3.58% (1 mo. USD LIBOR + 0.170%) (2)	05/15/37	82,936	82,554

Ginnie Mae (02-72-FB) (PAC)

3.89% (1 mo. USD LIBOR + 0.400%) (2)	10/20/32	17,507	17,511

Ginnie Mae (02-72-FC) (PAC)

3.89% (1 mo. USD LIBOR + 0.400%) (2)	10/20/32	17,080	17,084

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA6081

3.50%	08/20/49	$52,333	$46,061

Total Residential Mortgage-backed Securities — Agency

(Cost: $1,694,370)			1,685,276

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 8.7%

Alternative Loan Trust (05-56-4A1)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	11/25/35	22,044	19,180

American Home Mortgage Investment Trust (04-3-4A)

3.55% (6 mo. USD LIBOR + 1.500%) (2)	10/25/34	55,736	54,589

Angel Oak Mortgage Trust (22-2-A1)

3.35% (1),(3)	01/25/67	181,873	158,158

Asset Backed Securities Corp. Home Equity Loan Trust (05-HE6-M4)

4.55% (1 mo. USD LIBOR + 0.960%) (2)	07/25/35	10,007	9,957

Bear Stearns Asset Backed Securities (04-AC1-A2)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	03/25/34	50,159	49,352

Bear Stearns Asset-Backed Securities Trust

3.73% (1mo. USD LIBOR + 0.14%) (2)	11/25/36	112,307	108,430

BNC Mortgage Loan Trust (06-2-A4)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	11/25/36	39,522	38,108

Centex Home Equity Loan Trust (05-A-M1)

4.31% (1 mo. USD LIBOR + 0.720%) (2)	01/25/35	47,931	47,210

Centex Home Equity Loan Trust (05-B-M3)

4.28% (1 mo. USD LIBOR + 0.690%) (2)	03/25/35	54,563	52,636

Centex Home Equity Loan Trust (05-D-M5)

4.55% (1 mo. USD LIBOR + 0.960%) (2)	10/25/35	300,000	292,564

CHL Mortgage Pass-Through Trust (04-25-1A1)

4.25% (1 mo. USD LIBOR + 0.660%) (2)	02/25/35	91,076	83,566

Citigroup Mortgage Loan Trust (04-OPT1-M3)

4.53% (1 mo. USD LIBOR + 0.945%)(2)	10/25/34	78,045	74,714

Citigroup Mortgage Loan Trust, Inc. (06-WFH3-M2)

4.04% (1 mo. USD LIBOR + 0.450%) (2)	10/25/36	23,635	23,639

COLT Mortgage Loan Trust (21-2-A1)

0.92% (1),(3)	08/25/66	549,289	426,205

CWABS Asset-Backed Certificates Trust (04-7-MV4)

4.06% (1 mo. USD LIBOR + 1.650%) (2)	12/25/34	82,025	80,101

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

DSLA Mortgage Loan Trust (05-AR1-2A1A)

3.98% (1 mo. USD LIBOR + 0.500%) (2)	02/19/45	$91,142	$86,450

Encore Credit Receivables Trust (05-3-M4)

4.49% (1 mo. USD LIBOR + 0.900%) (2)	10/25/35	20,671	19,883

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

4.59% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	4,763	4,516

GSAMP Trust

4.17% (1mo. USD LIBOR + 0.58%) (2)	02/25/36	10,138	10,129

GSAMP Trust (06-HE3-A2C)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	05/25/46	3,813	3,809

Impac CMB Trust (04-6-1A1)

4.39% (1 mo. USD LIBOR + 0.800%) (2)	10/25/34	60,420	57,543

Impac CMB Trust (05-5-A1)

4.23% (1 mo. USD LIBOR + 0.320%) (2)	08/25/35	134,585	122,666

JPMorgan Alternative Loan Trust (07-S1-A1)

4.15% (1 mo. USD LIBOR + 0.560%) (2)	04/25/47	67,691	61,553

JPMorgan Mortgage Acquisition Trust (06-ACC1-M1)

3.99% (1 mo. USD LIBOR + 0.405%) (2)	05/25/36	39,406	39,379

JPMorgan Mortgage Trust (05-A5-TA1)

3.28% (3)	08/25/35	521	480

JPMorgan Mortgage Trust (05-A6-7A1)

3.96% (3),(5)	08/25/35	6,451	5,353

MASTR Adjustable Rate Mortgages Trust

3.91% (1mo. USD LIBOR + 0.32%) (2)	01/25/47	106,770	102,981

MASTR Adjustable Rate Mortgages Trust (04-13-3A1)

3.88% (3)	11/21/34	11,726	10,895

MASTR Seasoned Securitization Trust (05-1-4A1)

4.32% (3)	10/25/32	9,472	8,895

Morgan Stanley ABS Capital I, Inc. (05-HE1-M1)

4.26% (1 mo. USD LIBOR + 0.675%) (2)	12/25/34	34,970	33,698

Morgan Stanley Mortgage Loan Trust (07-6XS-1A2S)

6.00%	02/25/47	103	102

MortgageIT Trust (05-3-A1)

4.19% (1 mo. USD LIBOR + 0.600%) (2)	08/25/35	2,991	2,798

MortgageIT Trust (05-3-A2)

4.29% (1 mo. USD LIBOR + 0.700%) (2)	08/25/35	14,957	13,985

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

MortgageIT Trust (05-5-A1)

4.11% (1 mo. USD LIBOR + 0.520%) (2)	12/25/35	$13,887	$13,116

Nationstar Home Equity Loan Trust (07-A-M1)

3.86% (1 mo. USD LIBOR + 0.270%) (2)	03/25/37	415,000	397,743

Nationstar Home Equity Loan Trust (07-B-2AV4)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	04/25/37	56,126	54,772

Nationstar Home Equity Loan Trust (07-C-1AV1)

3.76% (1 mo. USD LIBOR + 0.175%) (2)	06/25/37	43,749	42,464

Nomura Home Equity Loan, Inc. Home Equity Loan Trust (06-HE1-M1)

4.20% (1 mo. USD LIBOR + 0.615%) (2)	02/25/36	31,736	31,697

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

4.13% (1 mo. USD LIBOR + 0.540%) (2)	03/25/37	150,159	143,897

Park Place Securities, Inc. (05-WHQ2-M3)

4.31% (1 mo. USD LIBOR + 0.720%) (2)	05/25/35	51,972	50,139

Park Place Securities, Inc. (05-WHQ3-M4)

4.53% (1 mo. USD LIBOR + 0.945%) (2)	06/25/35	63,901	63,463

RASC Trust (05-AHL2-M1)

4.22% (1 mo. USD LIBOR + 0.630%) (2)	10/25/35	21,701	21,597

Securitized Asset Backed Receivables LLC Trust (06-CB5-A3)

3.87% (1 mo. USD LIBOR + 0.280%) (2)	06/25/36	70,301	45,364

Structured Adjustable Rate Mortgage Loan Trust (05-17-3A1)

3.61% (3)	08/25/35	11,585	9,920

Structured Asset Investment Loan Trust (05-HE2-M2)

4.34% (1 mo. USD LIBOR + 0.750%) (2)	07/25/35	127,220	118,623

Structured Asset Securities Corp. (07-BC1-A4)

3.72% (1 mo. USD LIBOR + 0.130%) (2)	02/25/37	54,654	54,341

Towd Point Mortgage Trust (17-1-A1)

2.75% (1),(3)	10/25/56	20,804	20,424

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)

4.17% (1 mo. USD LIBOR + 0.580%) (2)	10/25/45	47,463	44,014

WaMu Mortgage Pass-Through Certificates (05-AR2-2A1B)

4.33% (1 mo. USD LIBOR + 0.740%) (2)	01/25/45	64,433	61,992

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WaMu Mortgage Pass-Through Certificates (05-AR8-2A1A)

4.17% (1 mo. USD LIBOR + 0.580%) (2),(5)	07/25/45	$207,305	$187,262

WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)

2.44% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	50,529	45,247

Wells Fargo Home Equity Asset-Backed Securities Trust (07-2-A3)

3.82% (1 mo. USD LIBOR + 0.230%) (2)	04/25/37	42,249	40,711

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $3,671,361)			3,550,310

CORPORATE BONDS — 34.7%

Aerospace & Defense — 0.3%

BAE Systems Holdings, Inc.

3.85% (1)	12/15/25	85,000	80,586

Boeing Co. (The)

1.43%	02/04/24	45,000	42,699

			123,285

Agriculture — 0.8%

BAT Capital Corp.

3.56%	08/15/27	220,000	192,777

Imperial Brands Finance PLC

3.13% (1)	07/26/24	120,000	113,693

			306,470

Airlines — 0.0%

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	4,751	4,586

Auto Manufacturers — 0.0%

Mercedes-Benz Finance North America LLC

1.75% (1)	03/10/23	15,000	14,834

Banks — 13.8%

ABN AMRO Bank NV

2.47% (U.S. 1-year Treasury Constant Maturity Rate + 1.100%) (1),(2)	12/13/29	75,000	58,354

Bank of America Corp.

0.98% (SOFR + 0.690%) (2)	04/22/25	180,000	166,862

1.32% (SOFR + 1.150%) (2)	06/19/26	135,000	119,143

1.73% (SOFR + 0.960%) (2)	07/22/27	540,000	461,770

3.00% (3.004% until 12/20/22 then 3 mo. USD LIBOR + 0.790%) (2)	12/20/23	100,000	99,643

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

3.37% (3 mo. USD LIBOR + 0.810%) (2)	01/23/26	$10,000	$9,430

4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%) (2),(6)	12/31/99	10,000	8,051

Citigroup, Inc.

3.07% (SOFR + 1.280%) (2)	02/24/28	320,000	282,707

3.11% (SOFR + 2.842%) (2)	04/08/26	50,000	46,693

3.67% (3 mo. USD LIBOR + 1.390%) (2)	07/24/28	110,000	98,787

Credit Suisse Group AG (Switzerland)

1.31% (SOFR + 0.980%) (1),(2)	02/02/27	80,000	63,390

3.09% (SOFR + 1.730%) (1),(2)	05/14/32	260,000	178,838

Discover Bank

4.20%	08/08/23	10,000	9,894

DNB Bank ASA

1.13% (U.S. 1-year Treasury Constant Maturity Rate + 0.850%) (1),(2)	09/16/26	150,000	129,843

Goldman Sachs Group, Inc. (The)

1.43% (SOFR + 0.798%) (2)	03/09/27	5,000	4,282

2.38% (SOFR + 1.248%) (2)	07/21/32	5,000	3,727

2.64% (SOFR + 1.114%) (2)	02/24/28	370,000	320,287

3.27% (3 mo. USD LIBOR + 1.201%) (2)	09/29/25	60,000	56,916

HSBC Holdings PLC (United Kingdom)

0.98% (SOFR + 0.708%) (2)	05/24/25	250,000	227,365

2.21% (SOFR + 1.285%) (2)	08/17/29	75,000	56,938

2.80% (SOFR + 1.187%) (2)	05/24/32	110,000	78,943

ING Groep NV

3.87% (SOFR + 1.640%) (2)	03/28/26	100,000	94,006

JPMorgan Chase & Co.

0.56% (SOFR + 0.420%) (2)	02/16/25	65,000	60,610

0.70% (SOFR + 0.580%) (2)	03/16/24	50,000	49,017

1.95% (SOFR + 1.065%) (2)	02/04/32	35,000	25,675

2.55% (SOFR + 1.180%) (2)	11/08/32	25,000	18,928

2.58% (SOFR + 1.250%) (2)	04/22/32	10,000	7,706

2.95% (SOFR + 1.170%) (2)	02/24/28	605,000	533,071

Lloyds Banking Group PLC (United Kingdom)

2.91% (3 mo. USD LIBOR +0.810%) (2)	11/07/23	245,000	244,869

Macquarie Group, Ltd. (Australia)

1.20% (SOFR + 0.694%) (1),(2)	10/14/25	140,000	126,858

1.34% (SOFR + 1.069%) (1),(2)	01/12/27	100,000	84,887

2.87% (SOFR + 1.532%) (1),(2)	01/14/33	5,000	3,695

3.19% (3 mo. USD LIBOR + 1.023%) (1),(2)	11/28/23	20,000	19,966

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Morgan Stanley

0.79% (SOFR + 0.509%) (2)	01/22/25	$5,000	$4,669

1.51% (SOFR + 0.858%) (2)	07/20/27	175,000	148,444

2.48% (SOFR + 1.000%) (2)	01/21/28	525,000	454,356

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	135,000	130,180

4.52% (3 mo. USD LIBOR + 1.550%) (2)	06/25/24	75,000	73,950

Santander UK Group Holdings PLC (United Kingdom)

1.53% (U.S. 1-year Treasury Constant Maturity Rate + 1.250%) (2)	08/21/26	130,000	110,748

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	105,000	104,240

4.80% (3 mo. USD LIBOR +1.570%) (2)	11/15/24	45,000	44,037

UBS Group AG (Switzerland)

4.70% (U.S. 1-year Treasury Constant Maturity Rate + 2.050%) (1),(2)	08/05/27	150,000	139,626

Wells Fargo & Co.

2.19% (SOFR + 2.000%) (2)	04/30/26	100,000	91,054

2.39% (SOFR + 2.100%) (2)	06/02/28	275,000	235,109

3.53% (SOFR + 1.510%) (2)	03/24/28	365,000	329,420

			5,616,984

Beverages — 0.1%

Bacardi, Ltd.

4.45% (1)	05/15/25	40,000	38,402

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

1.23% (1)	10/01/25	125,000	108,436

Commercial Services — 0.1%

Global Payments, Inc.

4.45%	06/01/28	55,000	50,082

Diversified Financial Services — 2.1%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

2.45%	10/29/26	155,000	131,215

3.15%	02/15/24	50,000	47,956

Air Lease Corp.

2.88%	01/15/26	30,000	26,689

3.25%	03/01/25	95,000	88,725

American Express Co.

2.55%	03/04/27	100,000	87,911

Avolon Holdings Funding, Ltd.

2.53% (1)	11/18/27	25,000	19,102

Capital One Financial Co.

2.64% (SOFR + 1.290%) (2)	03/03/26	40,000	36,702

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Capital One Financial Corp.

3.27% (SOFR + 1.790%) (2)	03/01/30	$40,000	$32,935

Cboe Global Markets, Inc.

3.00%	03/16/32	65,000	52,655

Intercontinental Exchange, Inc.

1.85%	09/15/32	15,000	10,905

ORIX Corp.

5.00%	09/13/27	160,000	155,086

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	147,000	146,331

			836,212

Electric — 3.2%

Alliant Energy Finance LLC

1.40% (1)	03/15/26	225,000	190,188

American Electric Power

2.03%	03/15/24	130,000	124,141

Dominion Energy, Inc.

3.30%	03/15/25	125,000	119,635

Duke Energy Corp.

2.55%	06/15/31	5,000	3,921

2.65%	09/01/26	175,000	158,383

Eversource Energy

2.90%	03/01/27	50,000	44,903

Exelon Corp.

3.40%	04/15/26	125,000	116,928

ITC Holdings Corp.

4.95% (1)	09/22/27	100,000	97,089

Jersey Central Power & Light Co.

4.30% (1)	01/15/26	125,000	119,373

4.70% (1)	04/01/24	100,000	98,177

Nextera Energy Capital Co.

2.94%	03/21/24	25,000	24,227

NextEra Energy Capital Holdings, Inc.

1.90%	06/15/28	85,000	70,377

3.25% (3 mo. USD LIBOR + 0.270%)(2)	02/22/23	55,000	54,898

4.20%	06/20/24	100,000	98,431

			1,320,671

Entertainment — 0.5%

WarnerMedia Holdings, Inc.

3.76% (1)	03/15/27	200,000	178,092

4.28% (1)	03/15/32	10,000	8,089

5.05% (1)	03/15/42	45,000	32,946

			219,127

Food — 0.8%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.00% (1)	05/15/32	95,000	70,431

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

5.13% (1)	02/01/28	$75,000	$70,305

Kraft Heinz Foods Co.

3.88%	05/15/27	—	—

5.00%	07/15/35	85,000	78,625

Smithfield Foods, Inc.

4.25% (1)	02/01/27	95,000	86,592

			305,953

Gas — 0.4%

Southern Co. Gas Capital Corp.

3.25%	06/15/26	175,000	161,364

Health Care-Products — 0.3%

PerkinElmer, Inc.

0.85%	09/15/24	125,000	115,463

Health Care-Services — 1.5%

Centene Corp.

3.00%	10/15/30	28,000	22,586

CommonSpirit Health

2.76%	10/01/24	5,000	4,752

Fresenius Medical Care US Finance III, Inc.

1.88% (1)	12/01/26	135,000	111,046

HCA, Inc.

3.13% (1)	03/15/27	135,000	119,466

5.00%	03/15/24	10,000	9,917

5.25%	06/15/26	100,000	97,031

5.38%	09/01/26	75,000	73,271

Premier Health Partners

2.91%	11/15/26	125,000	108,765

Universal Health Services, Inc.

1.65% (1)	09/01/26	85,000	71,899

			618,733

Insurance — 1.7%

Athene Global Funding

2.51% (1)	03/08/24	20,000	19,080

3.21% (1)	03/08/27	70,000	61,611

3.49% (SOFR + 0.700%) (1),(2)	05/24/24	95,000	93,083

Equitable Financial Life Global Funding

0.80% (1)	08/12/24	5,000	4,610

Metropolitan Life Global Funding I

3.45% (1)	12/18/26	331,000	305,264

Nationwide Mutual Insurance Co.

5.58% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	70,000	70,016

Willis North America, Inc.

2.95%	09/15/29	20,000	16,202

3.60%	05/15/24	40,000	39,038

4.65%	06/15/27	95,000	89,564

			698,468

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Internet — 0.2%

Netflix, Inc.

5.88%	02/15/25	$95,000	$95,728

Lodging — 0.2%

Hyatt Hotels Corp.

1.30%	10/01/23	85,000	81,638

Media — 0.6%

Charter Communications Operating LLC / Charter Communications Operating Capital

4.91%	07/23/25	50,000	48,569

6.09% (3 mo. USD LIBOR + 1.650%) (2)	02/01/24	94,000	94,634

Cox Communications, Inc.

3.15% (1)	08/15/24	100,000	95,732

			238,935

Miscellaneous Manufacturers — 0.0%

General Electric Co.

3.39% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	10,000	8,051

Packaging & Containers — 0.8%

Amcor Flexibles North America, Inc.

4.00%	05/17/25	210,000	202,263

Berry Global, Inc.

4.88% (1)	07/15/26	130,000	122,435

			324,698

Pharmaceuticals — 1.3%

AbbVie, Inc.

3.80%	03/15/25	105,000	101,453

Bayer US Finance II LLC

2.85% (1)	04/15/25	50,000	46,530

3.88% (1)	12/15/23	3,000	2,943

4.25% (1)	12/15/25	75,000	71,761

4.38% (1)	12/15/28	145,000	132,122

Cigna Corp.

4.13%	11/15/25	80,000	77,390

CVS Health Corp.

2.88%	06/01/26	100,000	92,056

			524,255

Pipelines — 0.9%

Energy Transfer LP

4.05%	03/15/25	50,000	47,890

4.95%	06/15/28	170,000	158,504

Plains All American Pipeline LP / PAA Finance Corp.

4.50%	12/15/26	102,000	95,842

4.65%	10/15/25	50,000	48,182

			350,418

Issues	Maturity Date	Principal Amount	Value

REIT — 1.2%

American Assets Trust LP

3.38%	02/01/31	$10,000	$7,802

Camden Property Trust

2.95%	12/15/22	5,000	4,992

CubeSmart LP

2.25%	12/15/28	10,000	8,026

GLP Capital LP / GLP Financing II, Inc.

3.25%	01/15/32	26,000	19,446

5.25%	06/01/25	65,000	63,294

5.38%	11/01/23	60,000	59,347

Hudson Pacific Properties LP

3.95%	11/01/27	30,000	25,390

5.95%	02/15/28	25,000	23,480

Piedmont Operating Partnership LP

3.40%	06/01/23	75,000	73,961

Ventas Realty LP

2.65%	01/15/25	5,000	4,678

VICI Properties LP / VICI Note Co., Inc.

5.75% (1)	02/01/27	150,000	141,816

Weyerhaeuser Co.

3.38%	03/09/33	90,000	71,943

			504,175

Retail — 0.3%

Alimentation Couche-Tard, Inc.

3.55% (1)	07/26/27	55,000	49,178

Dollar Tree, Inc.

4.00%	05/15/25	80,000	77,638

			126,816

Savings & Loans — 0.6%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%) (1),(2)	03/08/24	215,000	212,776

4.36% (3 mo. USD LIBOR + 1.392%) (1),(2)	08/01/24	5,000	4,913

TIAA FSB Holdings, Inc.

5.75%	07/02/25	10,000	9,807

			227,496

Software — 0.6%

Fidelity National Information Services, Inc.

4.50%	07/15/25	100,000	97,358

Oracle Corp.

2.80%	04/01/27	170,000	150,370

			247,728

Telecommunications — 2.0%

AT&T, Inc.

4.42% (3 mo. USD LIBOR + 1.180%) (2)	06/12/24	210,000	210,658

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Level 3 Financing, Inc.

3.40% (1)	03/01/27	$100,000	$86,310

3.88% (1)	11/15/29	45,000	37,082

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	03/20/25	125,000	123,274

5.15% (1)	09/20/29	65,000	63,282

T-Mobile USA, Inc.

3.75%	04/15/27	250,000	230,865

Verizon Communications, Inc.

1.45%	03/20/26	50,000	44,061

			795,532

Transportation — 0.1%

Canadian Pacific Railway Co.

1.35%	12/02/24	35,000	32,322

Total Corporate Bonds

(Cost: $15,110,131)			14,096,862

MUNICIPAL BONDS — 0.1%

City of Baltimore MD, General Obligation Unlimited

5.00%	10/15/25	5,000	5,013

Los Angeles Unified School District

5.75%	07/01/34	15,000	15,245

Massachusetts School Building Authority

2.50%	02/15/37	20,000	13,940

New York State Urban Development Corp, Revenue Bond

2.54%	03/15/34	15,000	11,219

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

Regents of the University of California Medical Center Pooled Revenue

3.26%	05/15/60	$5,000	$3,026

Total Municipal Bonds

(Cost: $63,282)			48,443

Total Fixed Income Securities

(Cost: $31,775,776)			30,304,995

		Shares

MONEY MARKET INVESTMENTS — 9.5%

(Cost: $3,848,776)

State Street Institutional U.S. Government Money Market Fund — Premier Class

3.01% (7)		3,848,776	3,848,776

		Principal Amount

SHORT TERM INVESTMENTS — 4.6%

U.S. TREASURY SECURITIES — 4.6%

(Cost: $1,890,395)

U.S. Treasury Bill

2.81% (8)	01/05/23	$1,900,000	1,887,015

Total Investments (88.6%)

(Cost: $37,514,947)			36,040,786

Excess Of Other Assets Over Liabilities (11.4%)			4,650,938

Net Assets (100.0%)			$40,691,724

Total Return Swaps (9)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid	Value
OTC Swaps
$34,719,403	11/18/22	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (10)	Monthly	$ 691,201	$ —	$ 691,201
6,177,488	11/18/22	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 66 Total Return Index (10)	Monthly	50,906	—	50,906
85,000	11/18/22	Credit Suisse International	Credit Suisse Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	(1,377)	—	(1,377)
264,000	11/18/22	Credit Suisse International	Credit Suisse Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	(1,325)	—	(1,325)
100,000	11/18/22	Credit Suisse International	Credit Suisse Custom 66 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	(55)	—	(55)
120,000	11/18/22	Credit Suisse International	Credit Suisse Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	(123)	—	(123)
52,000	11/18/22	Credit Suisse International	Credit Suisse Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	(749)	—	(749)
85,000	11/18/22	Credit Suisse International	Credit Suisse Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	—	—	—

						$738,478	$—	$738,478

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2022

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $10,493,690 or 25.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Restricted security (Note 11).
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(6)	Perpetual maturity.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(8)	Rate shown represents yield-to-maturity.
(9)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(10)	Custom Index has exposure to the following commodities as shown on the next page.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$4,635,040	13.35%	$610,112
Gold	4,492,690	12.94%	(42,787)
WTI Crude Oil	2,815,743	8.11%	48,754
Brent Crude Oil	2,461,606	7.09%	38,678
Corn	2,090,108	6.02%	19,852
Soybeans	1,916,511	5.52%	20,636
Copper High Grade	1,347,113	3.88%	(41,254)
Silver	1,336,697	3.85%	3,770
Live Cattle	1,315,865	3.79%	1,726
Soybean Oil	1,232,539	3.55%	29,138
Gasoil	1,204,763	3.47%	36,657
Soybean Meal	1,163,100	3.35%	24,851
SRW Wheat	1,111,021	3.20%	36,883
Aluminium Primary	1,045,054	3.01%	6,843
Heating Oil	951,312	2.74%	17,645
Nickel Primary	937,424	2.70%	(6,936)
Sugar #11	892,289	2.57%	(20,786)
Zinc High Grade	767,299	2.21%	(66,290)
RBOB Gasoline	749,939	2.16%	15,398
HRW Wheat	683,972	1.97%	19,187
Coffee ‘C’ Arabica	663,141	1.91%	(49,724)
Lean Hogs	604,118	1.74%	(19,801)
Cotton	302,059	0.87%	(30,131)
United States Treasury Bill	—	—	38,780

	$34,719,403	100.00%	$691,201

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$855,582	13.85%	$(7,672)
Natural Gas	629,486	10.19%	39,782
WTI Crude Oil	499,141	8.08%	9,130
Brent Crude Oil	442,926	7.17%	8,076
Corn	388,564	6.29%	3,262
Soybeans	361,383	5.85%	3,725
Silver	253,895	4.11%	1,107
Copper High Grade	252,042	4.08%	(7,486)
Live Cattle	244,011	3.95%	691
Soybean Oil	219,301	3.55%	5,960
Soybean Meal	212,506	3.44%	3,883
SRW Wheat	208,181	3.37%	6,234
Gasoil	200,768	3.25%	2,810
Aluminium Primary	197,680	3.20%	1,155
Nickel Primary	176,058	2.85%	(1,299)
Sugar #11	156,908	2.54%	(5,526)
Heating Oil	155,055	2.51%	474
RBOB Gasoline	148,260	2.40%	2,803
Zinc High Grade	142,082	2.30%	(11,725)
HRW Wheat	126,638	2.05%	3,319
Lean Hogs	126,638	2.05%	(1,048)
Coffee ‘C’ Arabica	123,550	2.00%	(8,068)
Cotton	56,833	0.92%	(5,522)
United States Treasury Bill	—	—	6,841

	$6,177,488	100.00%	$50,906

(1)	Commodity Exposures of the Credit Suisse Custom 66 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$11,347	13.35%	$(1,000)
Gold	10,998	12.94%	90
WTI Crude Oil	6,893	8.11%	(149)
Brent Crude Oil	6,026	7.09%	(100)
Corn	5,116	6.02%	(69)
Soybeans	4,691	5.52%	(128)
Copper High Grade	3,297	3.88%	58
Silver	3,273	3.85%	12
Live Cattle	3,222	3.79%	30
Soybean Oil	3,018	3.55%	(63)
Gasoil	2,950	3.47%	(14)
Soybean Meal	2,848	3.35%	(115)
SRW Wheat	2,720	3.20%	(126)
Aluminium Primary	2,559	3.01%	(54)
Heating Oil	2,329	2.74%	(37)
Nickel Primary	2,295	2.70%	48
Sugar #11	2,185	2.57%	20
Zinc High Grade	1,879	2.21%	185
RBOB Gasoline	1,836	2.16%	(25)
HRW Wheat	1,675	1.97%	(64)
Coffee ‘C’ Arabica	1,624	1.91%	116
Lean Hogs	1,479	1.74%	33
Cotton	740	0.87%	42
United States Treasury Bill	—	—	(67)

	$85,000	100.00%	$(1,377)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$35,243	13.35%	$(965)
Gold	34,162	12.94%	359
WTI Crude Oil	21,410	8.11%	(275)
Brent Crude Oil	18,718	7.09%	(172)
Corn	15,893	6.02%	(106)
Soybeans	14,573	5.52%	(281)
Copper High Grade	10,243	3.88%	77
Silver	10,164	3.85%	125
Live Cattle	10,006	3.79%	57
Soybean Oil	9,372	3.55%	(152)
Gasoil	9,161	3.47%	(93)
Soybean Meal	8,844	3.35%	(246)
SRW Wheat	8,448	3.20%	(426)
Aluminium Primary	7,946	3.01%	(24)
Heating Oil	7,234	2.74%	(87)
Nickel Primary	7,128	2.70%	170
Sugar #11	6,785	2.57%	53
Zinc High Grade	5,834	2.21%	454
RBOB Gasoline	5,702	2.16%	19
HRW Wheat	5,201	1.97%	(215)
Coffee ‘C’ Arabica	5,042	1.91%	253
Lean Hogs	4,594	1.74%	120
Cotton	2,297	0.87%	205
United States Treasury Bill	—	—	(175)

	$264,000	100.00%	$(1,325)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$13,850	13.85%	$140
Natural Gas	10,190	10.19%	(70)
WTI Crude Oil	8,080	8.08%	(63)
Brent Crude Oil	7,170	7.17%	(43)
Corn	6,290	6.29%	(37)
Soybeans	5,850	5.85%	(109)
Silver	4,110	4.11%	47
Copper High Grade	4,080	4.08%	33
Live Cattle	3,950	3.95%	18
Soybean Oil	3,550	3.55%	(67)
Soybean Meal	3,440	3.44%	(88)
SRW Wheat	3,370	3.37%	(156)
Gasoil	3,250	3.25%	8
Aluminium Primary	3,200	3.20%	(9)
Nickel Primary	2,850	2.85%	69
Sugar #11	2,540	2.54%	44
Heating Oil	2,510	2.51%	17
RBOB Gasoline	2,400	2.40%	(7)
Zinc High Grade	2,300	2.30%	173
HRW Wheat	2,050	2.05%	(80)
Lean Hogs	2,050	2.05%	20
Coffee ‘C’ Arabica	2,000	2.00%	93
Cotton	920	0.92%	81
United States Treasury Bill	—	—	(69)

	$100,000	100.00%	$(55)

(1)	Commodity Exposures of the Credit Suisse Custom 66 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$16,020	13.35%	$(1,143)
Gold	15,528	12.94%	236
WTI Crude Oil	9,732	8.11%	277
Brent Crude Oil	8,508	7.09%	209
Corn	7,224	6.02%	(93)
Soybeans	6,624	5.52%	(122)
Copper High Grade	4,656	3.88%	201
Silver	4,620	3.85%	92
Live Cattle	4,548	3.79%	30
Soybean Oil	4,260	3.55%	(63)
Gasoil	4,164	3.47%	64
Soybean Meal	4,020	3.35%	(107)
SRW Wheat	3,840	3.20%	(176)
Aluminium Primary	3,612	3.01%	109
Heating Oil	3,288	2.74%	60
Nickel Primary	3,240	2.70%	86
Sugar #11	3,084	2.57%	(45)
Zinc High Grade	2,652	2.21%	241
RBOB Gasoline	2,592	2.16%	98
HRW Wheat	2,364	1.97%	(103)
Coffee ‘C’ Arabica	2,292	1.91%	38
Lean Hogs	2,088	1.74%	(7)
Cotton	1,044	0.87%	47
United States Treasury Bill	—	—	(52)

	$120,000	100.00%	$(123)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$6,943	13.35%	$(697)
Gold	6,729	12.94%	17
WTI Crude Oil	4,218	8.11%	61
Brent Crude Oil	3,687	7.09%	32
Corn	3,130	6.02%	(46)
Soybeans	2,870	5.52%	(40)
Copper High Grade	2,018	3.88%	34
Silver	2,002	3.85%	3
Live Cattle	1,971	3.79%	6
Soybean Oil	1,846	3.55%	(37)
Gasoil	1,804	3.47%	32
Soybean Meal	1,742	3.35%	(12)
SRW Wheat	1,664	3.20%	(94)
Aluminium Primary	1,565	3.01%	(8)
Heating Oil	1,425	2.74%	37
Nickel Primary	1,404	2.70%	21
Sugar #11	1,336	2.57%	(29)
Zinc High Grade	1,149	2.21%	54
RBOB Gasoline	1,123	2.16%	15
HRW Wheat	1,024	1.97%	(53)
Coffee ‘C’ Arabica	993	1.91%	(37)
Lean Hogs	905	1.74%	4
Cotton	452	0.87%	3
United States Treasury Bill	—	—	(15)

	$52,000	100.00%	$(749)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2022

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$11,347	13.35%	$0
Gold	10,998	12.94%	0
WTI Crude Oil	6,893	8.11%	0
Brent Crude Oil	6,026	7.09%	0
Corn	5,116	6.02%	0
Soybeans	4,691	5.52%	0
Copper High Grade	3,297	3.88%	0
Silver	3,273	3.85%	0
Live Cattle	3,222	3.79%	0
Soybean Oil	3,018	3.55%	0
Gasoil	2,950	3.47%	0
Soybean Meal	2,848	3.35%	0
SRW Wheat	2,720	3.20%	0
Aluminium Primary	2,559	3.01%	0
Heating Oil	2,329	2.74%	0
Nickel Primary	2,295	2.70%	0
Sugar #11	2,185	2.57%	0
Zinc High Grade	1,879	2.21%	0
RBOB Gasoline	1,836	2.16%	0
HRW Wheat	1,675	1.97%	0
Coffee ‘C’ Arabica	1,624	1.91%	0
Lean Hogs	1,479	1.74%	0
Cotton	740	0.87%	0
United States Treasury Bill	—	—	0

	$85,000	100.00%	$0

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Corporate Bonds	34.7%
Asset-Backed Securities	18.2
Money Market Investments	9.5
Residential Mortgage-Backed Securities — Non-Agency	8.7
Commercial Mortgage-Backed Securities — Non-Agency	6.2
U.S. Treasury Securities	4.6
Residential Mortgage-Backed Securities — Agency	4.1
Commercial Mortgage-Backed Securities — Agency	2.5
Municipal Bonds	0.1
Other*	11.4

Total	100.0%

*	Includes swaps, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$7,413,651	$—	$7,413,651
Commercial Mortgage-Backed Securities — Agency	—	1,010,336	—	1,010,336
Commercial Mortgage-Backed Securities — Non-Agency	—	2,500,117	—	2,500,117
Residential Mortgage-Backed Securities — Agency	—	1,685,276	—	1,685,276
Residential Mortgage-Backed Securities — Non-Agency	—	3,550,310	—	3,550,310
Corporate Bonds*	—	14,096,862	—	14,096,862
Municipal Bonds	—	48,443	—	48,443

Total Fixed Income Securities	—	30,304,995	—	30,304,995

Money Market Investments	3,848,776	—	—	3,848,776
Short Term Investments	1,887,015	—	—	1,887,015

Total Investments	$5,735,791	$30,304,995	$—	$36,040,786

Asset Derivatives
Swap Agreements
Commodity Risk	—	742,107	—	742,107

Total	$5,735,791	$31,047,102	$—	$36,782,893

Liability Derivatives
Swap Agreements
Commodity Risk	$—	$(3,629)	$—	$(3,629)

Total	$—	$(3,629)	$—	$(3,629)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 108.6% of Net Assets

CORPORATE BONDS — 30.6%

Agriculture — 1.6%

Altria Group, Inc.

1.00%	02/15/23		$100,000	$98,340

BAT Capital Corp.

4.54%	08/15/47		25,000	16,190

BAT International Finance PLC (United Kingdom)

2.25% (1)	01/16/30		100,000	76,854

Imperial Brands Finance PLC (United Kingdom)

3.88% (2)	07/26/29		13,000	10,946

8.13% (1)	03/15/24	GBP	50,000	59,047

				261,377

Airlines — 0.6%

Delta Air Lines, Inc. Pass-Through Certificates (20-1A-AA)

2.00%	12/10/29		79,237	67,054

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24		6,439	6,369

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26		23,755	22,931

				96,354

Banks — 8.4%

Bank Leumi Le-Israel BM

5.13% (1)	07/27/27		200,000	195,204

Bank of America Corp.

2.97% (SOFR + 1.330%) (3)	02/04/33		145,000	112,555

China Development Bank

3.09%	06/18/30	CNY	1,290,000	179,555

3.48%	01/08/29	CNY	200,000	28,530

Citigroup, Inc.

2.98% (SOFR + 1.422%) (3)	11/05/30		$25,000	20,426

3.06% (SOFR + 1.350%) (3)	01/25/33		80,000	62,544

Credit Suisse Group AG (Switzerland)

3.09% (SOFR + 1.730%) (2),(3)	05/14/32		20,000	13,757

6.54% (SOFR + 3.920%) (2),(3)	08/12/33		95,000	82,098

Goldman Sachs Group, Inc. (The)

2.38% (SOFR + 1.248%) (3)	07/21/32		110,000	81,991

HSBC Holdings PLC (United Kingdom)

1.75% (SONIO/N + 1.307%) (3)	07/24/27	GBP	100,000	97,196

5.40% (SOFR + 2.870%) (3)	08/11/33		$15,000	13,041

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

JPMorgan Chase & Co.

2.55% (SOFR + 1.180%) (3)	11/08/32	$170,000	$128,712

Lloyds Banking Group PLC (United Kingdom)

4.98% (1-year Treasury Constant Maturity Rate + 2.300%) (3)	08/11/33	10,000	8,576

Macquarie Group, Ltd. (Australia)

2.87% (SOFR + 1.532%) (2),(3)	01/14/33	50,000	36,949

Morgan Stanley

2.24% (SOFR + 1.178%) (3)	07/21/32	115,000	85,382

Santander UK Group Holdings PLC (United Kingdom)

4.80% (3 mo. USD LIBOR + 1.570%) (3)	11/15/24	90,000	88,074

Santander UK PLC (United Kingdom)

5.00% (2)	11/07/23	20,000	19,783

Wells Fargo & Co.

3.35% (SOFR + 1.500%) (3)	03/02/33	155,000	125,286

			1,379,659

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	30,000	25,769

Anheuser-Busch InBev Worldwide, Inc.

4.60%	04/15/48	10,000	8,315

Bacardi, Ltd.

4.45% (2)	05/15/25	25,000	24,001

			58,085

Biotechnology — 0.2%

Amgen, Inc.

4.88%	03/01/53	35,000	29,728

Chemicals — 0.7%

International Flavors & Fragrances, Inc.

1.75%	03/14/24	100,000	94,825

Valvoline, Inc.

4.25% (2)	02/15/30	18,000	17,352

			112,177

Computers — 0.1%

NCR Corp.

5.13% (2)	04/15/29	18,000	15,114

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

2.45%	10/29/26	20,000	16,931

3.30%	01/30/32	35,000	26,309

3.88%	01/23/28	10,000	8,620

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Air Lease Corp.

3.25%	03/01/25	$20,000	$18,679

Avolon Holdings Funding, Ltd.

2.53% (2)	11/18/27	24,000	18,338

2.88% (2)	02/15/25	30,000	26,870

Orix Corp.

4.00%	04/13/32	25,000	21,351

			137,098

Electric — 0.4%

FirstEnergy Transmission LLC

2.87% (2)	09/15/28	78,000	66,073

Engineering & Construction — 0.6%

Artera Services LLC

9.03% (2)	12/04/25	16,000	13,462

Heathrow Funding, Ltd.

5.23% (2)	02/15/23	75,000	86,290

			99,752

Entertainment — 0.4%

Caesars Entertainment, Inc.

4.63% (2)	10/15/29	6,000	4,808

WarnerMedia Holdings, Inc.

5.05% (2)	03/15/42	10,000	7,321

WarnerMedia Holdings, Inc.

5.14% (2)	03/15/52	85,000	59,577

			71,706

Environmental Control — 0.0%

GFL Environmental, Inc. (Canada)

3.75% (2)	08/01/25	7,000	6,632

Food — 0.9%

Chobani LLC / Chobani Finance Corp, Inc.

4.63% (2)	11/15/28	19,000	16,527

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

4.38% (2)	02/02/52	20,000	12,994

Kraft Heinz Foods Co.

4.38%	06/01/46	15,000	11,741

5.20%	07/15/45	15,000	13,138

Pilgrim’s Pride Corp.

4.25% (2)	04/15/31	37,000	31,024

5.88% (2)	09/30/27	16,000	15,666

Post Holdings, Inc.

4.63% (2)	04/15/30	47,000	39,744

			140,834

Health Care-Products — 0.7%

American Medical System Europe BV

1.63%	03/08/31	100,000	83,097

Issues	Maturity Date	Principal Amount	Value

Health Care-Products (Continued)

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	$40,000	$31,259

			114,356

Health Care-Services — 1.6%

Centene Corp.

4.25%	12/15/27	65,000	60,061

CommonSpirit Health

2.78%	10/01/30	25,000	19,456

HCA, Inc.

3.50%	09/01/30	21,000	17,426

4.13%	06/15/29	24,000	21,194

4.63% (2)	03/15/52	15,000	11,051

5.25%	04/15/25	2,000	1,967

5.25%	06/15/49	64,000	51,973

Molina Healthcare, Inc.

3.88% (2)	11/15/30	63,000	54,653

Tenet Healthcare Corp.

4.25% (2)	06/01/29	19,000	16,036

			253,817

Household Products/Wares — 0.2%

Clorox Co. (The)

4.60%	05/01/32	25,000	23,221

Spectrum Brands, Inc.

5.50% (2)	07/15/30	20,000	16,100

			39,321

Insurance — 0.9%

Acrisure LLC / Acrisure Finance, Inc.

4.25% (2)	02/15/29	9,000	7,368

Aon Corp. / Aon Global Holdings PLC

3.90%	02/28/52	30,000	21,302

Athene Global Funding

1.99% (2)	08/19/28	70,000	55,419

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (2),(3)	11/01/53	55,000	52,292

Teachers Insurance & Annuity Association of America

4.27% (2)	05/15/47	20,000	15,662

			152,043

Internet — 0.4%

Alibaba Group Holding, Ltd.

2.13%	02/09/31	50,000	36,006

Tencent Holdings, Ltd.

3.60% (2)	01/19/28	40,000	34,159

			70,165

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Media — 0.4%

Charter Communications Operating LLC / Charter Communications Operating Capital

5.38%	05/01/47	$81,000	$62,568

Miscellaneous Manufacturers — 0.7%

General Electric Co.

3.39% (3 mo. USD LIBOR + 0.480%) (3)	08/15/36	150,000	120,768

Oil & Gas — 2.3%

Petroleos Mexicanos

5.95%	01/28/31	30,000	21,674

7.69%	01/23/50	15,000	9,799

Qatar Energy

1.38% (1)	09/12/26	200,000	175,999

SA Global Sukuk, Ltd.

2.69% (2)	06/17/31	200,000	163,540

Transocean Poseidon, Ltd.

6.88% (2)	02/01/27	6,125	5,874

			376,886

Oil & Gas Services — 0.1%

Transocean Phoenix 2, Ltd.

7.75% (2)	10/15/24	10,000	9,956

Packaging & Containers — 0.8%

Berry Global, Inc.

1.00% (1)	01/15/25	100,000	91,101

Graphic Packaging International LLC

4.13%	08/15/24	27,000	26,257

4.88%	11/15/22	8,000	7,982

Trivium Packaging Finance BV

8.50% (2)	08/15/27	2,000	1,912

			127,252

Pharmaceuticals — 1.3%

180 Medical, Inc.

3.88% (2)	10/15/29	19,000	16,150

AbbVie, Inc.

4.50%	05/14/35	53,000	47,051

Bayer US Finance II LLC

4.63% (2)	06/25/38	25,000	20,478

4.88% (2)	06/25/48	70,000	56,542

Cigna Corp.

3.40%	03/15/51	30,000	19,992

CVS Health Corp.

5.05%	03/25/48	45,000	38,277

Prestige Brands, Inc.

3.75% (2)	04/01/31	22,000	17,692

			216,182

Issues	Maturity Date	Principal Amount	Value

Pipelines — 0.6%

Energy Transfer LP

5.15%	03/15/45	$100,000	$77,682

Kinder Morgan Energy Partners LP

5.00%	08/15/42	15,000	12,080

			89,762

REIT — 1.6%

American Assets Trust LP

3.38%	02/01/31	40,000	31,207

American Homes 4 Rent LP

3.38%	07/15/51	35,000	20,651

4.30%	04/15/52	10,000	6,930

GLP Capital LP / GLP Financing II, Inc.

3.35%	09/01/24	15,000	14,213

5.25%	06/01/25	15,000	14,606

5.38%	04/15/26	25,000	23,895

5.75%	06/01/28	5,000	4,645

Healthcare Realty Holdings LP

3.10%	02/15/30	75,000	60,712

Hudson Pacific Properties LP

3.25%	01/15/30	20,000	15,358

Kilroy Realty LP

2.65%	11/15/33	15,000	10,181

LXP Industrial Trust

2.70%	09/15/30	20,000	15,327

VICI Properties LP / VICI Note Co., Inc.

5.75% (2)	02/01/27	55,000	51,999

			269,724

Retail — 0.5%

Alimentation Couche-Tard, Inc.

3.06%	07/26/24	95,000	67,271

Michaels Cos, Inc. (The)

5.25% (2)	05/01/28	20,000	14,251

			81,522

Savings & Loans — 0.4%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%) (2),(3)	03/08/24	65,000	64,328

Software — 0.3%

Oracle Corp.

3.95%	03/25/51	74,000	48,488

Telecommunications — 2.7%

CommScope, Inc.

6.00% (2)	03/01/26	18,000	17,394

Frontier Communications Holdings LLC

5.00% (2)	05/01/28	11,000	9,637

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount		Value

Telecommunications (Continued)

Intelsat Jackson Holding S. A. (Escrow)

8.50% (4)	10/15/24		$21,000	$—

9.75% (4)	07/15/25		15,000	—

Intelsat Jackson Holdings S. A.

6.50% (2),(5)	03/15/30		54,000	49,695

Level 3 Financing, Inc.

3.63% (2)	01/15/29		15,000	11,463

3.88% (2)	11/15/29		45,000	37,083

4.63% (2)	09/15/27		3,000	2,610

Qwest Corp.

7.25%	09/15/25		33,000	33,406

Sprint Corp.

7.88%	09/15/23		16,000	16,284

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC /Sprint Spectrum Co. III LLC

4.74% (2)	03/20/25		131,250	129,438

T-Mobile USA, Inc.

2.55%	02/15/31		10,000	7,918

2.63%	04/15/26		55,000	49,724

3.75%	04/15/27		20,000	18,469

3.88%	04/15/30		20,000	17,709

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49		48,000	37,248

				438,078

Total Corporate Bonds

(Cost: $5,924,296)				5,009,805

MUNICIPAL BONDS — 0.7%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		40,000	36,768

City of New York NY, General Obligation Unlimited

3.00%	08/01/34		55,000	42,658

County of Miami-Dade FL Aviation Revenue, Revenue Bond

2.86%	10/01/35		50,000	37,351

Total Municipal Bonds

(Cost: $149,633)				116,777

FOREIGN GOVERNMENT BONDS — 39.2%

Australia Government Bond

1.25%	05/21/32	AUD	184,000	94,325

2.75% (1)	05/21/41	AUD	189,000	99,668

4.75% (1)	04/21/27	AUD	251,000	169,461

Bundesrepublik Deutschland Bundesanleihe

0.00% (1),(6)	11/15/27	EUR	138,000	123,585

0.00% (1),(6)	02/15/32	EUR	203,000	165,317

0.00% (1),(6)	08/15/52	EUR	67,000	35,398

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Canadian Government Bond

1.25%	03/01/27	CAD	280,000	$186,869

2.00%	06/01/32	CAD	149,000	97,917

2.00%	12/01/51	CAD	91,000	50,129

China Government Bond

2.85%	06/04/27	CNY	810,000	113,000

3.02%	05/27/31	CNY	270,000	37,947

3.13%	11/21/29	CNY	2,350,000	332,669

3.72%	04/12/51	CNY	980,000	148,760

Colombian TES (Treasury) Bond, Series B

7.00%	06/30/32	COP	105,300,000	13,934

European Union

0.00% (1),(6)	07/04/29	EUR	150,000	123,671

0.20% (1)	06/04/36	EUR	223,000	149,644

French Republic Government Bond OAT

0.00% (1),(6)	02/25/27	EUR	277,000	248,788

0.00% (1),(6)	11/25/29	EUR	56,000	47,015

0.00% (1),(6)	11/25/31	EUR	163,000	128,468

0.50% (1)	06/25/44	EUR	55,000	33,124

0.75% (1)	05/25/52	EUR	85,000	47,567

0.75% (1)	05/25/53	EUR	53,000	29,062

1.00% (1)	05/25/27	EUR	373,000	349,090

Hungary Government Bond

3.00%	10/27/27	HUF	15,560,000	25,815

3.00%	08/21/30	HUF	2,250,000	3,371

Indonesia Treasury Bond

6.63%	05/15/33	IDR	1,242,000,000	73,445

International Bank for Reconstruction & Development

1.75% (1)	03/13/25	NOK	650,000	59,893

Ireland Government Bond

0.55% (1)	04/22/41	EUR	45,000	28,950

1.30% (1)	05/15/33	EUR	65,000	56,226

1.50% (1)	05/15/50	EUR	40,000	28,368

Israel Government Bond

3.75%	03/31/47	ILS	94,000	28,035

Italy Buoni Poliennali Del Tesoro

1.10% (1)	04/01/27	EUR	184,000	164,575

1.75% (1)	07/01/24	EUR	52,000	50,604

Japan Government Thirty-Year Bond

0.40%	03/20/50	JPY	44,000,000	232,486

Japan Government Twenty-Year Bond

0.50%	09/20/36	JPY	11,500,000	75,892

Korea Treasury Bond

1.88%	03/10/51	KRW	31,160,000	13,769

2.00%	06/10/31	KRW	477,140,000	280,746

2.38%	03/10/27	KRW	63,350,000	41,270

Malaysia Government Bond

4.64%	11/07/33	MYR	302,000	63,971

Mexico Government Bond (BONOS)

7.75%	05/29/31	MXN	1,700,000	75,866

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Netherlands Government Bond

0.00% (1),(6)	01/15/52	EUR	78,000	$39,581

0.50% (1)	07/15/32	EUR	194,000	160,172

New Zealand Government Bond

1.75%	05/15/41	NZD	180,000	68,650

2.00%	05/15/32	NZD	71,000	34,240

4.50% (1)	04/15/27	NZD	580,000	340,239

Norway Government Bond

1.38% (1)	08/19/30	NOK	1,490,000	122,619

1.50% (1)	02/19/26	NOK	2,265,000	204,207

Panama Government International Bond

2.25%	09/29/32		$200,000	139,292

3.75% (1)	04/17/26		18,000	16,912

Peru Government Bond

5.40%	08/12/34	PEN	164,000	31,395

Portugal Obrigacoes do Tesouro OT

1.15% (1)	04/11/42	EUR	71,000	47,335

1.65% (1)	07/16/32	EUR	76,000	65,894

Province of Ontario Canada

1.85%	02/01/27	CAD	155,000	104,897

2.05%	06/02/30	CAD	70,000	44,901

Romania Government Bond

6.70%	02/25/32	RON	90,000	15,409

Singapore Government Bond

1.63%	07/01/31	SGD	75,000	45,864

2.38%	07/01/39	SGD	89,000	55,314

South Africa Government Bond

8.88%	02/28/35	ZAR	599,000	26,616

Spain Government Bond

0.70% (1)	04/30/32	EUR	24,000	19,034

0.80% (1)	07/30/27	EUR	42,000	38,198

1.85% (1)	07/30/35	EUR	98,000	81,805

Sweden Government Bond

0.75%	05/12/28	SEK	690,000	57,371

Thailand Government Bond

1.59%	12/17/35	THB	2,007,000	41,695

United Kingdom Gilt

1.25% (1)	07/22/27	GBP	168,000	173,846

1.25% (1)	10/22/41	GBP	70,000	52,875

1.25% (1)	07/31/51	GBP	134,000	89,387

1.75% (1)	09/07/37	GBP	95,000	83,451

4.25% (1)	06/07/32	GBP	80,000	97,730

Total Foreign Government Bonds

(Cost: $7,653,232)				6,427,619

ASSET-BACKED SECURITIES — 5.3%

Dryden Senior Loan Fund (19-72A-BR)

4.56% (3 mo. USD LIBOR + 1.650%) (2),(3)	05/15/32		185,000	174,649

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

OCP CLO 2020-19, Ltd. (20-19A-AR)

5.39% (3 mo. USD LIBOR + 1.150%) (2),(3)	10/20/34	$100,000	$95,460

Rockford Tower CLO, Ltd. (21-1A-B)

5.89% (3 mo. USD LIBOR + 1.650%) (2),(3)	07/20/34	180,000	166,572

Sixth Street CLO XVII, Ltd. (21-17A-A)

5.48% (3 mo. USD LIBOR + 1.240%) (2),(3)	01/20/34	150,000	144,694

SLM Student Loan Trust (08-5-B)

6.21% (3 mo. USD LIBOR + 1.850%)(3)	07/25/73	50,000	46,774

SLM Student Loan Trust (08-8-B)

6.61% (3 mo. USD LIBOR + 2.250%) (3)	10/25/75	57,000	54,864

SLM Student Loan Trust (08-9-B)

6.61% (3 mo. USD LIBOR + 2.250%) (3)	10/25/83	57,000	56,725

Student Loan Consolidation Center (02-2-B2)

1.65% (28-Day Auction Rate) (2),(3)	07/01/42	50,000	46,182

Textainer Marine Containers VII, Ltd. (21-2A-A)

2.23% (2)	04/20/46	101,200	84,807

Total Asset-backed Securities

(Cost: $907,161)			870,727

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.2%

Fannie Mae (16-M2-X3) (I/O)

2.09% (7)	04/25/36	199,211	1,794

Fannie Mae (16-M4-X2) (I/O)

2.67% (7)	01/25/39	464,584	7,684

Freddie Mac Multifamily Structured Pass Through Certificates (K028-X1) (I/O)

0.19% (7)	02/25/23	2,651,130	261

Ginnie Mae (11-147-IO) (I/O)

0.00% (7)	10/16/44	161,404	2

Ginnie Mae (12-144-IO) (I/O)

0.32% (7)	01/16/53	1,593,279	13,723

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $59,475)			23,464

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 1.0%

COMM Mortgage Trust (13-CR7-XA) (I/O)

1.14% (7)	03/10/46	602,451	627

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.47% (7)	10/15/45	228,576	1

GS Mortgage Securities Trust (10-C1-X) (I/O)

0.46% (2),(7)	08/10/43	980,891	2,689

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.00% (2),(7)	03/10/44	$164,659	$2

GS Mortgage Securities Trust (13-GC12-XA) (I/O)

1.38% (7)	06/10/46	4,240,217	8,679

GS Mortgage Securities Trust (14-GC20-XA) (I/O)

1.01% (7)	04/10/47	1,003,516	9,662

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.39% (2),(7)	02/15/46	6,208,436	31,254

JPMorgan Chase Commercial Mortgage Securities Trust (14-C19-XA) (I/O)

0.62% (7)	04/15/47	2,299,204	14,428

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.19% (7)	02/15/46	977,878	52

Taurus CMBS (21-UK4A-B)

3.46% (SONIO/N + 1.500%) (2),(3)	08/17/31	95,498	101,630

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $133,123)			169,024

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 21.9%

Fannie Mae, Pool #MA4152

2.00%	10/01/40	71,900	59,151

Fannie Mae (07-52-LS) (I/O) (I/F)

2.46% (-1 mo. USD LIBOR + 6.050%) (3)	06/25/37	39,839	1,921

Fannie Mae (08-18-SM) (I/O) (I/F)

3.41% (-1 mo. USD LIBOR + 7.000%) (3)	03/25/38	43,910	2,082

Fannie Mae (09-115-SB) (I/O) (I/F)

2.66% (-1 mo. USD LIBOR + 6.250%) (3)	01/25/40	24,232	1,766

Fannie Mae (10-116-SE) (I/O) (I/F)

3.01% (-1 mo. USD LIBOR + 6.600%) (3)	10/25/40	46,437	4,494

Fannie Mae, Pool #AB3679

3.50%	10/01/41	46,797	42,502

Fannie Mae, Pool #AB4045

3.50%	12/01/41	69,078	62,666

Fannie Mae, Pool #AT5914

3.50%	06/01/43	22,028	19,775

Fannie Mae, Pool #BD7081

4.00%	03/01/47	16,806	15,586

Fannie Mae, Pool #BV2994

2.50%	04/01/52	97,279	79,871

Fannie Mae, Pool #CA0996

3.50%	01/01/48	51,372	46,341

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #CA2208

4.50%	08/01/48	$1,515	$1,447

Fannie Mae, Pool #CB2610

2.00%	01/01/52	71,451	56,555

Fannie Mae, Pool #CB3347

2.00%	01/01/52	192,187	151,754

Fannie Mae, Pool #FM2870

3.00%	03/01/50	132,278	114,562

Fannie Mae, Pool #MA1527

3.00%	08/01/33	12,631	11,564

Fannie Mae, Pool #MA1652

3.50%	11/01/33	20,343	19,101

Fannie Mae, Pool #MA2705

3.00%	08/01/46	61,922	53,677

Fannie Mae, Pool #MA4204

2.00%	12/01/40	58,956	48,480

Fannie Mae, Pool #MA4563

2.50%	03/01/52	95,960	78,684

Freddie Mac, Pool #SD0231

3.00%	01/01/50	98,771	85,543

Freddie Mac (3439-SC) (I/O) (I/F)

2.49% (-1 mo. USD LIBOR + 5.900%)(3)	04/15/38	40,256	2,103

Freddie Mac, Pool #G08681

3.50%	12/01/45	17,475	15,704

Freddie Mac, Pool #G08698

3.50%	03/01/46	16,332	14,726

Freddie Mac, Pool #G08716

3.50%	08/01/46	16,680	14,978

Freddie Mac, Pool #G08721

3.00%	09/01/46	3,365	2,937

Freddie Mac, Pool #G08722

3.50%	09/01/46	1,726	1,554

Freddie Mac, Pool #G08732

3.00%	11/01/46	4,738	4,136

Freddie Mac, Pool #G08762

4.00%	05/01/47	15,193	14,218

Freddie Mac, Pool #G08833

5.00%	07/01/48	2,285	2,237

Freddie Mac, Pool #G18592

3.00%	03/01/31	2,959	2,785

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	41,272	38,223

Freddie Mac., Pool #SD8189

2.50%	01/01/52	47,143	38,757

Ginnie Mae (11-146-EI) (I/O) (PAC)

5.00%	11/16/41	37,473	6,918

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	$10,712	$9,790

Ginnie Mae II, Pool #MA3662

3.00%	05/20/46	29,407	26,065

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	1,548	1,415

Ginnie Mae II, Pool #MA3803

3.50%	07/20/46	7,161	6,545

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	7,709	7,668

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	32,775	29,810

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	13,733	13,215

Ginnie Mae II TBA, 30-Year

2.50% (8)	01/01/52	150,000	127,000

Uniform Mortgage-Backed Securities TBA, 30-Year

3.00% (8)	03/01/52	150,000	127,535

3.50% (8)	04/01/52	50,000	43,974

2.00% (8)	01/01/52	250,000	196,841

2.00% (8)	01/01/52	200,000	157,493

2.50% (8)	01/01/52	150,000	122,801

2.50% (8)	01/01/52	150,000	122,819

5.00% (8)	08/01/52	325,000	313,485

5.50% (8)	08/01/52	175,000	172,584

4.00% (8)	06/01/52	75,000	68,226

3.00% (8)	03/01/52	225,000	191,285

4.50% (8)	07/01/52	775,000	727,046

Total Residential Mortgage-Backed Securities — Agency

(Cost: $3,810,061)			3,582,395

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.6%

Banc of America Funding Trust (05-C-A3)

3.79% (1 mo. USD LIBOR + 0.300%) (3)	05/20/35	9,514	9,408

BCMSC Trust (00-A-A4)

8.29% (7)	06/15/30	189,525	30,955

Bear Stearns ALT-A Trust (04-8-M2)

5.31% (1 mo. USD LIBOR + 1.725%) (3)	09/25/34	102,093	90,092

Bear Stearns ALT-A Trust (05-8-11A1)

4.13% (1 mo. USD LIBOR + 0.540%) (3)	10/25/35	26,460	24,044

Deephaven Residential Mortgage Trust (21-3-A1)

1.19% (2),(7)	08/25/66	107,998	85,090

DSLA Mortgage Loan Trust (04-AR1-A1A)

4.32% (1 mo. USD LIBOR + 0.840%) (3)	09/19/44	63,448	59,323

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)

3.99% (7),(9)	10/25/35	$16,141	$15,094

GS Mortgage-Backed Securities Corp Trust (21-PJ5-A1)

2.00% (2),(7)	10/25/51	86,740	63,773

GS Mortgage-Backed Securities Corp. Trust (22-PJ2-A4)

2.50% (2),(7)	06/25/52	93,543	72,248

HSI Asset Securitization Corp. (06-WMC1-A3)

3.89% (1 mo. USD LIBOR + 0.300%) (3)	07/25/36	278,768	129,792

IndyMac INDX Mortgage Loan Trust (05-AR15-A2)

3.23% (7),(9)	09/25/35	45,825	34,840

JP Morgan Mortgage Trust (21-8-A3)

2.50% (2),(7)	12/25/51	107,487	83,402

JPMorgan Mortgage Acquisition Trust (06-CH2-AF3)

5.46%	09/25/29	177,779	113,647

JPMorgan Mortgage Trust (05-A6-7A1)

3.96% (7),(9)	08/25/35	11,438	9,491

Lehman XS Trust (06-9-A1B)

3.91% (1 mo. USD LIBOR + 0.320%) (3),(4)	05/25/46	30	—

Merrill Lynch Alternative Note Asset Trust (07-A1-A2B)

3.89% (1 mo. USD LIBOR + 0.300%) (3)	01/25/37	283,911	86,748

Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)

4.25% (1 mo. USD LIBOR + 0.660%) (3),(4)	04/25/37	1,251,739	54,941

MFA Trust (21-RPL1-A2)

2.07% (2),(7)	07/25/60	100,000	74,398

Morgan Stanley ABS Capital I, Inc. Trust (06-HE4-A4)

4.07% (1 mo. USD LIBOR + 0.480%) (3)	06/25/36	241,829	130,782

Morgan Stanley Capital, Inc. (07-HE2-A2B)

3.68% (1 mo. USD LIBOR + 0.090%) (3)	01/25/37	150,092	73,379

MortgageIT Trust (05-1-1A1)

4.23% (1 mo. USD LIBOR + 0.640%) (3)	02/25/35	13,956	13,394

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

4.13% (1 mo. USD LIBOR + 0.540%) (3)	03/25/37	67,035	64,240

RESIMAC Premier Series (21-1A-A1)

4.00% (1 mo. USD LIBOR + 0.700%) (2),(3)	07/10/52	149,170	147,891

Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)

3.07% (7)	12/25/34	18,753	18,097

Structured Asset Mortgage Investments II Trust (05-AR6-2A1)

4.21% (1 mo. USD LIBOR + 0.620%) (3)	09/25/45	23,921	20,949

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)

3.13% (7),(9)	05/25/36	$132,106	$73,029

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $2,068,709)			1,579,047

U.S. TREASURY SECURITY — 0.1%

(Cost: $10,973)

U.S. Treasury Note

4.13%	10/31/27	11,000	10,945

Total Fixed Income Securities

(Cost: $20,716,663)			17,789,803

		Shares

MONEY MARKET INVESTMENTS — 2.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (10)		323,603	323,603

Total Money Market Investments

(Cost: $323,603)			323,603

Issues	Shares	Value

INVESTMENT COMPANIES — 3.4%

TCW Emerging Markets Income Fund — I

Class (11)	98,943	$561,009

Total Investment Companies

(Cost: $766,941)		561,009

COMMON STOCK — 0.1%

TELECOMMUNICATIONS — 0.1%

Intelsat S.A. (4),(12)	344	9,150

Total Common Stock

(Cost: $32,007)		9,150

RIGHTS — 0.0%

Intelsat S.A. (4),(12)	35	—

Intelsat S.A. (4),(12)	35	—

Total Rights

(Cost: $ — )		—

Total Investments (114.1%)

(Cost: $21,839,214)		18,683,565

Liabilities In Excess Of Other Assets (-14.1%)		(2,303,558)

Net Assets (100.0%)		$16,380,007

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (13)
State Street Bank & Trust Co.	AUD	375,299	01/13/23	$243,846	$240,578	$(3,268)
Goldman Sachs & Co.	AUD	157,000	01/13/23	97,598	100,642	3,044
Goldman Sachs & Co.	CAD	56,232	01/13/23	41,227	41,265	38
Goldman Sachs & Co.	CHF	98,000	01/13/23	99,901	98,805	(1,096)
Goldman Sachs & Co.	CLP	7,240,000	01/13/23	7,421	7,578	157
Goldman Sachs & Co.	CNH	4,871,032	02/21/23	720,317	669,294	(51,023)
Citibank N.A.	CNH	217,074	02/21/23	32,323	29,826	(2,497)
State Street Bank & Trust Co.	CNH	4,226,744	02/21/23	655,675	584,296	(71,379)
Bank of America N.A.	EUR	694,324	01/13/23	687,581	690,462	2,881
Goldman Sachs & Co.	EUR	43,000	01/13/23	42,593	42,761	168
State Street Bank & Trust Co.	EUR	17,000	01/13/23	16,952	16,906	(46)
State Street Bank & Trust Co.	JPY	243,089,000	01/13/23	1,701,095	1,651,193	(49,902)
Goldman Sachs & Co.	KRW	160,260,384	02/21/23	130,346	112,924	(17,422)
Goldman Sachs & Co.	MXN	947,596	01/13/23	46,356	47,131	775
State Street Bank & Trust Co.	NZD	33,000	01/13/23	18,697	19,192	495
Citibank N.A.	PLN	87,605	01/13/23	17,571	18,111	540
Goldman Sachs & Co.	RON	78,558	01/13/23	15,590	15,707	117
Goldman Sachs & Co.	SGD	201,470	02/21/23	145,116	142,554	(2,562)
Citibank N.A.	SGD	60,423	02/21/23	43,655	42,753	(902)

				$4,763,860	$4,571,978	$(191,882)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (14)
Citibank N.A.	AUD	375,299	01/13/23	$244,539	$240,578	$3,961
State Street Bank & Trust Co.	AUD	375,299	01/13/23	245,131	240,579	4,552
Goldman Sachs & Co.	CAD	154,000	01/13/23	112,414	113,010	(596)
Goldman Sachs & Co.	CNH	1,657,922	02/21/23	242,694	227,804	14,890
State Street Bank & Trust Co.	CNH	4,328,744	02/21/23	670,025	598,397	71,628
Goldman Sachs & Co.	COP	4,853,486	01/13/23	1,055	981	74
Citibank N.A.	CZK	595,516	01/13/23	23,704	23,938	(234)
Goldman Sachs & Co.	EUR	127,000	01/13/23	127,652	126,294	1,358
State Street Bank & Trust Co.	EUR	62,000	01/13/23	61,785	61,655	130
Goldman Sachs & Co.	GBP	2,000	01/13/23	2,229	2,309	(80)
Citibank N.A.	GBP	298,242	01/13/23	337,684	344,261	(6,577)
Goldman Sachs & Co.	IDR	73,249,220	01/13/23	4,767	4,689	78
Citibank N.A.	ILS	13,674	01/13/23	3,887	3,911	(24)
Goldman Sachs & Co.	JPY	3,967,000	01/13/23	27,747	26,946	801
State Street Bank & Trust Co.	JPY	2,797,000	01/13/23	18,875	18,999	(124)
Goldman Sachs & Co.	KRW	298,134,085	02/21/23	234,456	210,074	24,382
Citibank N.A.	KRW	140,547,618	02/21/23	111,610	99,033	12,577
Goldman Sachs & Co.	MXN	422,122	01/13/23	20,734	20,995	(261)
Goldman Sachs & Co.	MYR	70,630	01/13/23	15,192	15,017	175
Goldman Sachs & Co.	NOK	3,745,000	01/13/23	350,977	361,136	(10,159)
Citibank N.A.	NZD	740,000	01/13/23	422,925	430,379	(7,454)
Goldman Sachs & Co.	PEN	132,484	01/13/23	33,070	32,973	97
Goldman Sachs & Co.	RON	251,071	01/13/23	49,278	50,198	(920)
Goldman Sachs & Co.	SGD	180,000	02/21/23	134,489	127,362	7,127
Citibank N.A.	THB	447,732	01/13/23	11,916	11,843	73
Citibank N.A.	ZAR	560,894	01/13/23	31,165	30,355	810

				$3,540,000	$3,423,716	$116,284

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
4	5-Year Canadian Bond Futures	12/19/22	$331,228	$328,052	$(3,176)
6	2-Year Canadian Bond Futures	12/19/22	453,958	454,580	622
4	2-Year U.S Treasury Note Futures	12/30/22	830,960	817,532	(13,428)
7	5-Year U.S Treasury Note Futures	12/30/22	745,295	746,156	861
1	Euro-Bobl Futures	12/8/22	120,739	118,276	(2,463)
1	U.S. Ultra Long Bond Futures	12/20/22	150,148	127,656	(22,492)

			$2,632,328	$2,592,252	$(40,076)

Short Futures
11	10-Year U.S. Treasury Note Futures	12/20/22	$(1,377,687)	$(1,275,828)	$101,859
1	Long Gilt Futures	12/28/22	(126,578)	(117,587)	8,991

			$(1,504,265)	$(1,393,415)	$110,850

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,460,000	06/10/24	Annual	12-Month SOFR	Annual	1.950%	$(61,337)	$ —	$ (61,337)
EUR 180,000	12/21/27	Annual	5-Year Euro Short-Term Rate	Annual	3.000%	2,246	434	2,680

						$(59,091)	$ 434	$ (58,657)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2022

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
COP	Colombian Peso.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
RON	New Romanian Leu.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
AUD	Australian Dollar.
CAD	Canadian Dollar.
CHF	Swiss Franc.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EUR	Euro Currency.
GBP	British Pound Sterling.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
ILS	Israeli Shekel.
JPY	Japanese Yen.
KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krona.
NZD	New Zealand Dollar.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
SEK	Swedish Krona.
SGD	Singapore Dollar.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $4,369,964 or 26.7% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $2,942,849 or 18.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Restricted security (Note 11).
(6)	Security is not accruing interest.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(11)	Affiliated issuer.
(12)	Non-income producing security.
(13)	Fund buys foreign currency, sells U.S. Dollar.
(14)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2022 is as follows:

Name of Affiliated Fund	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2022	Value at October 31, 2022	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Emerging Markets Income Fund — I Class
	$1,142,121	$76,194	$415,000	98,943	$561,009	$33,497	$—	$(75,538)	$(166,768)

Total					$561,009	$33,497	$—	$(75,538)	$(166,768)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Foreign Government Bonds	39.2%
Corporate Bonds	30.6
Residential Mortgage-Backed Securities — Agency	21.9
Residential Mortgage-Backed Securities — Non-Agency	9.6
Asset-Backed Securities	5.3
Investment Companies	3.4
Money Market Investments	2.0
Commercial Mortgage-Backed Securities — Non-Agency	1.0
Municipal Bonds	0.7
Commercial Mortgage-Backed Securities — Agency	0.2
U.S. Treasury Securities	0.1
Common Stock	0.1
Rights	0.0
Other*	(14.1)

Total	100.0%

*	Includes futures, swap agreements, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Country	October 31, 2022

Country	Percentage of Net Assets
Australia	3.3%
Bermuda	0.7
Canada	3.4
Cayman Islands	4.4
China	5.1
Colombia	0.1
France	5.4
Germany	2.0
Great Britain	5.9
Hungary	0.2
Indonesia	0.4
Ireland	1.6
Israel	1.4
Italy	1.3
Japan	2.0
Jersey	0.5
Luxembourg	0.4
Malaysia	0.4
Mexico	0.7
Netherlands	1.7
New Zealand	2.7
Norway	2.0
Panama	1.0
Peru	0.2
Portugal	0.7
Qatar	1.1
Romania	0.1
Saudi Arabia	1.0
Singapore	0.6
South Africa	0.2
South Korea	2.1
Spain	0.8
Supranational	1.9
Sweden	0.4
Switzerland	0.6
Thailand	0.3
United States	57.5

Total	114.1%

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds	$—	$5,009,805	$—	$5,009,805
Municipal Bonds	—	116,777	—	116,777
Foreign Government Bonds	—	6,427,619	—	6,427,619
Asset-Backed Securities	—	870,727	—	870,727
Commercial Mortgage-Backed Securities — Agency	—	23,464	—	23,464
Commercial Mortgage-Backed Securities — Non-Agency	—	169,024	—	169,024
Residential Mortgage-Backed Securities — Agency	—	3,582,395	—	3,582,395
Residential Mortgage-Backed Securities — Non-Agency	—	1,524,106	54,941	1,579,047
U.S. Treasury Securities	10,945	—	—	10,945

Total Fixed Income Securities	10,945	17,723,917	54,941	17,789,803

Money Market Investments	323,603	—	—	323,603
Investment Companies	561,009	—	—	561,009
Common Stock	—	—	9,150	9,150
Rights	—	—	—	—

Total Investments	$895,557	$17,723,917	$64,091	$18,683,565

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	150,928	—	150,928
Futures Contracts
Interest Rate Risk	112,333	—	—	112,333
Swap Agreements
Interest Rate Risk	—	2,680	—	2,680

Total	$1,007,890	$17,877,525	$64,091	$18,949,506

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(226,526)	$—	$(226,526)
Futures Contracts
Interest Rate Risk	(41,559)	—	—	(41,559)
Swap Agreements
Interest Rate Risk	—	(61,337)	—	(61,337)

Total	$(41,559)	$(287,863)	$—	$(329,422)

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 90.5% of Net Assets

BANK LOANS — 7.5%

Airlines — 0.1%

AAdvantage Loyalty IP Ltd. 2021 Term Loan

8.99% (3 mo. USD LIBOR + 4.750%) (1)	04/20/28	$70,000	$69,438

Chemicals — 0.5%

IRIS Holdings, Inc. Term Loan

8.94% (SOFR + 4.75%) (1)	06/28/28	101,000	92,794

Zep, Inc. 2017 1st Lien Term Loan

7.67% (3 mo. USD LIBOR + 4.000%) (1)	08/11/24	257,087	224,951

			317,745

Commercial Services — 0.6%

Spin Holdco, Inc. 2021 Term Loan

7.14% (3 mo. USD LIBOR + 4.000%) (1)	03/04/28	417,563	369,109

Computers — 0.3%

TierPoint LLC 2021 Term Loan

7.50% (1 mo. USD LIBOR + 3.750%) (1)	05/05/26	192,109	178,205

Electric — 0.1%

Vistra Operations Co. LLC 1st Lien Term Loan B3

5.16% (1 mo. USD LIBOR + 1.750%) (1)	12/31/25	66,371	65,937

Entertainment — 0.7%

Crown Finance US, Inc. 2022 DIP Delayed Draw Term Loan

0.00% (1),(2)	09/07/23	19,380	19,435

Crown Finance US, Inc. 2022 DIP Term Loan

0.00% (1),(2)	09/07/23	368,992	370,050

			389,485

Health Care-Products — 0.0%

Auris Luxembourg III Sarl 2019 USD Term Loan B2

7.82% (3 mo. USD LIBOR + 3.750%) (1)	02/27/26	15,923	13,674

Health Care-Services — 0.6%

ADMI Corp. 2021 Term Loan B2

7.13% (1 mo. USD LIBOR + 3.375%) (1)	12/23/27	270,875	242,433

eResearchTechnology, Inc. 2020 1st Lien Term Loan

8.25% (1 mo. USD LIBOR + 4.500%) (1)	02/04/27	127,714	119,213

			361,646

Insurance — 0.1%

Asurion LLC 2021 2nd Lien Term Loan B3

9.00% (1 mo. USD LIBOR + 5.250%) (1)	02/03/28	100,000	70,938

Issues	Maturity Date	Principal Amount	Value

Machinery-Diversified — 1.1%

ASP Blade Holdings, Inc. Initial Term Loan

7.67% (3 mo. USD LIBOR + 4.000%) (1)	10/15/28	$556,047	$453,178

Titan Acquisition Ltd. 2018 Term Loan B

5.88% (6 mo. USD LIBOR + 3.000%) (1)	03/28/25	196,544	180,523

			633,701

Media — 0.3%

DirecTV Financing LLC Term Loan

8.75% (1 mo. USD LIBOR + 5.000%) (1)	08/02/27	151,970	145,207

Packaging & Containers — 1.4%

Clydesdale Acquisition Holdings, Inc. Term Loan B

8.00% (SOFR + 4.175%) (1)	04/13/29	299,250	288,730

Plaze, Inc. 2020 Incremental Term Loan

7.50% (1 mo. USD LIBOR + 3.750%) (1)	08/03/26	210,709	191,482

Proampac PG Borrower LLC 2020 Term Loan

7.83% (3 mo. USD LIBOR + 3.750%) (1)	11/03/25	374,319	357,085

			837,297

Pharmaceuticals — 0.4%

Elanco Animal Health, Inc. Term Loan B

4.88% (1 mo. USD LIBOR + 1.750%) (1)	08/01/27	264,609	255,532

Retail — 0.2%

1011778 B.C. Unlimited Liability Co. Term Loan B4

5.50% (1 mo. USD LIBOR + 1.750%) (1)	11/19/26	78,412	76,412

Staples, Inc. Term Loan B2

7.28% (3 mo. USD LIBOR + 4.500%) (1)	09/12/24	44,884	43,407

			119,819

Software — 0.5%

CDK Global, Inc. 2022 USD Term Loan B

8.11% (SOFR + 4.50%) (1)	07/06/29	175,000	171,719

CT Technologies Intermediate Holdings, Inc. 2021 Term Loan B

8.00% (1 mo. USD LIBOR + 4.250%) (1)	12/16/25	142,825	131,879

			303,598

Telecommunications — 0.6%

Level 3 Financing, Inc. 2019 Term Loan B

5.50% (1 mo. USD LIBOR + 1.750%) (1)	03/01/27	107,180	102,105

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

SBA Senior Finance II LLC 2018 Term Loan B

5.51% (1 mo. USD LIBOR + 1.750%) (1)	04/11/25	$260,755	$258,962

			361,067

Total Bank Loans

(Cost: $4,779,426)			4,492,398

CORPORATE BONDS — 83.0%

Aerospace/Defense — 0.4%

TransDigm, Inc.

5.50%	11/15/27	250,000	227,303

Agriculture — 0.5%

BAT Capital Corp.

5.28%	04/02/50	401,000	287,066

Airlines — 0.3%

Delta Air Lines, Inc. / SkyMiles IP, Ltd.

4.75% (3)	10/20/28	222,000	206,671

Auto Manufacturers — 2.0%

Allison Transmission, Inc.

3.75% (3)	01/30/31	200,000	161,500

Ford Motor Credit Co. LLC

3.37%	11/17/23	1,100,000	1,067,000

			1,228,500

Banks — 2.1%

Bank of America Corp.

4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%) (1),(4)	01/27/27	225,000	181,159

Bank of New York Mellon Corp. (The)

3.75% (U.S. 5-year Treasury Constant Maturity Rate + 2.630%) (1),(4)	12/20/26	285,000	221,053

Citigroup, Inc.

2.52% (SOFR + 1.177%)(1)	11/03/32	11,000	8,256

3.06% (SOFR + 1.35%)	01/25/33	26,000	20,327

3.79% (SOFR + 1.939%)(1)	03/17/33	180,000	149,071

Credit Suisse Group AG (Switzerland)

6.54% (SOFR + 3.920%) (3),(1)	08/12/33	405,000	349,998

JPMorgan Chase & Co.

3.65% (U.S. 5-year Treasury Constant Maturity Rate + 2.850%) (1),(4)	06/01/26	95,000	78,845

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

US Bancorp

3.70% (U.S. 5-year Treasury Constant Maturity Rate + 2.541%) (1),(4)	01/15/27	$300,000	$230,469

			1,239,178

Beverages — 0.4%

Primo Water Holdings, Inc.

4.38% (3)	04/30/29	300,000	252,096

Biotechnology — 0.6%

Grifols Escrow Issuer SA

4.75% (3)	10/15/28	467,000	365,451

Chemicals — 3.6%

ASP Unifrax Holdings, Inc.

5.25% (3)	09/30/28	412,000	331,652

Axalta Coating Systems LLC

3.38% (3)	02/15/29	250,000	206,695

Cheever Escrow Issuer LLC

7.13% (3)	10/01/27	200,000	183,740

EverArc Escrow Sarl

5.00% (3)	10/30/29	422,000	346,076

Herens Holdco Sarl

4.75% (3)	05/15/28	575,000	471,471

SCIH Salt Holdings, Inc.

4.88% (3)	05/01/28	70,000	61,008

SCIL IV LLC / SCIL USA Holdings LLC

5.38% (3)	11/01/26	64,000	51,206

Valvoline, Inc.

3.63% (3)	06/15/31	620,000	490,051

			2,141,899

Commercial Services — 2.9%

Adtalem Global Education, Inc.

5.50% (3)	03/01/28	198,000	180,786

Carriage Services, Inc.

4.25% (3)	05/15/29	277,000	209,819

Gartner, Inc.

3.75% (3)	10/01/30	80,000	68,052

4.50% (3)	07/01/28	296,000	274,909

Global Payments, Inc.

5.30%	08/15/29	110,000	103,765

HealthEquity, Inc.

4.50% (3)	10/01/29	110,000	96,263

Prime Security Services Borrower LLC / Prime Finance, Inc.

3.38% (3)	08/31/27	412,000	359,005

Rent-A-Center, Inc.

6.38% (3)	02/15/29	500,000	390,985

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

WASH Multifamily Acquisition, Inc.

5.75% (3)	04/15/26	$80,000	$74,970

			1,758,554

Computers — 2.7%

Booz Allen Hamilton, Inc.

3.88% (3)	09/01/28	468,000	413,197

NCR Corp.

5.13% (3)	04/15/29	330,000	277,081

5.25% (3)	10/01/30	476,000	385,163

5.75% (3)	09/01/27	215,000	207,791

6.13% (3)	09/01/29	65,000	62,044

Science Applications International Corp.

4.88% (3)	04/01/28	275,000	251,680

			1,596,956

Diversified Financial Services — 1.5%

American Express Co.

3.55% (U.S. 5-year Treasury Constant Maturity Rate + 2.854%) (1),(4)	09/15/26	230,000	179,641

Charles Schwab Corp. (The)

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 3.256%) (1),(4)	06/01/27	265,000	235,850

Jane Street Group / JSG Finance, Inc.

4.50% (3)	11/15/29	540,000	476,555

			892,046

Electric — 1.4%

American Electric Power Co., Inc.

5.95%	11/01/32	150,000	148,975

FirstEnergy Corp.

2.65%	03/01/30	395,000	320,209

5.35%	07/15/47	96,000	79,688

Pike Corp.

5.50% (3)	09/01/28	375,000	321,096

			869,968

Electrical Components & Equipment — 0.6%

Energizer Holdings, Inc.

4.38% (3)	03/31/29	465,000	376,650

Electronics — 0.1%

Coherent Corp.

5.00% (3)	12/15/29	65,000	55,799

Engineering & Construction — 0.3%

Artera Services LLC

9.03% (3)	12/04/25	195,000	164,075

Issues	Maturity Date	Principal Amount	Value

Entertainment — 2.3%

Churchill Downs, Inc.

4.75% (3)	01/15/28	$70,000	$61,980

Cinemark USA, Inc.

5.25% (3)	07/15/28	70,000	54,426

Everi Holdings, Inc.

5.00% (3)	07/15/29	225,000	197,156

Live Nation Entertainment, Inc.

4.75% (3)	10/15/27	115,000	102,638

Penn Entertainment, Inc.

4.13% (3)	07/01/29	410,000	322,875

5.63% (3)	01/15/27	65,000	59,199

WarnerMedia Holdings, Inc.

5.14% (3)	03/15/52	850,000	595,765

			1,394,039

Food — 6.6%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.75% (3)	12/01/31	130,000	102,265

4.38% (3)	02/02/52	1,070,000	695,168

Kraft Heinz Foods Co.

4.38%	06/01/46	200,000	156,542

5.00%	06/04/42	90,000	78,016

5.20%	07/15/45	725,000	635,027

Nathan’s Famous, Inc.

6.63% (3)	11/01/25	11,000	10,945

Pilgrim’s Pride Corp.

3.50% (3)	03/01/32	1,400,000	1,077,986

5.88% (3)	09/30/27	170,000	166,449

Post Holdings, Inc.

5.75% (3)	03/01/27	576,000	558,720

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed

4.63% (3)	03/01/29	360,000	300,744

Smithfield Foods, Inc.

5.20% (3)	04/01/29	217,000	200,348

			3,982,210

Forest Products & Paper — 0.5%

Clearwater Paper Corp.

4.75% (3)	08/15/28	364,000	319,734

Health Care-Products — 1.9%

Hologic, Inc.

3.25% (3)	02/15/29	55,000	46,856

Medline Borrower LP

3.88% (3)	04/01/29	580,000	474,579

Teleflex, Inc.

4.25% (3)	06/01/28	687,000	622,776

			1,144,211

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Health Care-Services — 12.3%

Catalent Pharma Solutions, Inc.

3.50% (3)	04/01/30	$425,000	$344,180

5.00% (3)	07/15/27	350,000	329,686

Centene Corp.

2.45%	07/15/28	855,000	703,981

2.63%	08/01/31	250,000	191,063

3.00%	10/15/30	75,000	60,497

4.25%	12/15/27	1,020,000	942,500

Encompass Health Corp.

4.75%	02/01/30	266,000	227,353

HCA, Inc.

3.50%	09/01/30	440,000	365,114

5.25%	04/15/25	65,000	63,920

5.38%	02/01/25	275,000	271,950

5.63%	09/01/28	95,000	91,896

5.88%	02/01/29	615,000	602,730

IQVIA, Inc.

5.00% (3)	05/15/27	228,000	218,397

ModivCare Escrow Issuer, Inc.

5.00% (3)	10/01/29	325,000	278,896

ModivCare, Inc.

5.88% (3)	11/15/25	70,000	66,599

Molina Healthcare, Inc.

3.88% (3)	11/15/30	1,964,000	1,703,770

Prime Healthcare Services, Inc.

7.25% (3)	11/01/25	420,000	368,155

Tenet Healthcare Corp.

4.88% (3)	01/01/26	200,000	189,320

6.13% (3)	06/15/30	360,000	335,138

			7,355,145

Household Products/Wares — 0.8%

Central Garden & Pet Co.

4.13%	10/15/30	240,000	199,142

Spectrum Brands, Inc.

3.88% (3)	03/15/31	320,000	236,093

5.00% (3)	10/01/29	35,000	28,481

			463,716

Housewares — 0.7%

Newell Brands, Inc.

4.88%	06/01/25	349,000	337,434

5.75%	04/01/46	80,000	61,735

			399,169

Insurance — 0.8%

Acrisure LLC / Acrisure Finance, Inc.

4.25% (3)	02/15/29	420,000	343,846

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

AmWINS Group, Inc.

4.88% (3)	06/30/29	$130,000	$112,954

			456,800

Internet — 0.6%

Cogent Communications Group, Inc.

7.00% (3)	06/15/27	105,000	100,491

Netflix, Inc.

4.63%	05/15/29	100,000	96,625

NortonLifeLock, Inc.

6.75% (3)	09/30/27	165,000	162,908

			360,024

Iron & Steel — 0.1%

ATI, Inc.

5.13%	10/01/31	95,000	79,216

Lodging — 0.7%

Boyd Gaming Corp.

4.75% (3)	06/15/31	115,000	97,463

Hilton Domestic Operating Co., Inc.

3.63% (3)	02/15/32	200,000	159,619

Wyndham Hotels & Resorts, Inc.

4.38% (3)	08/15/28	212,000	186,723

			443,805

Machinery-Construction & Mining — 0.5%

BWX Technologies, Inc.

4.13% (3)	06/30/28	330,000	291,502

Media — 6.3%

Block Communications, Inc.

4.88% (3)	03/01/28	355,000	311,069

Cable One, Inc.

4.00% (3)	11/15/30	565,000	462,678

CCO Holdings LLC / CCO Holdings Capital Corp.

4.50% (3)	06/01/33	400,000	305,204

CSC Holdings LLC

6.50% (3)	02/01/29	180,000	169,941

7.50% (3)	04/01/28	150,000	130,235

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (3)	08/15/26	1,095,000	220,369

DISH DBS Corp.

5.25% (3)	12/01/26	550,000	478,844

7.38%	07/01/28	607,000	462,091

7.75%	07/01/26	30,000	25,575

Gray Escrow II, Inc.

5.38% (3)	11/15/31	400,000	321,824

Sirius XM Radio, Inc.

3.13% (3)	09/01/26	460,000	412,042

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Virgin Media Secured Finance PLC (United Kingdom)

4.50% (3)	08/15/30	$200,000	$168,422

VZ Secured Financing BV

5.00% (3)	01/15/32	400,000	321,420

			3,789,714

Miscellaneous Manufacturers — 0.1%

General Electric Co.

3.39% (3 mo. USD LIBOR + 0.480%) (1)	08/15/36	52,000	41,866

Oil & Gas — 0.6%

Petroleos Mexicanos

7.69%	01/23/50	65,000	42,462

SM Energy Co.

6.50%	07/15/28	330,000	321,476

Valaris, Ltd.

8.25%	04/30/28	5,000	4,926

			368,864

Oil & Gas Services — 2.6%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (3)	04/01/28	492,000	459,971

Transocean Proteus, Ltd.

6.25% (3)	12/01/24	630,000	615,003

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	09/01/27	534,000	511,254

			1,586,228

Packaging & Containers — 2.7%

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.

5.25% (3)	08/15/27	600,000	417,720

Graphic Packaging International LLC

4.13%	08/15/24	725,000	705,062

Sealed Air Corp.

4.00% (3)	12/01/27	362,000	326,546

Silgan Holdings, Inc.

4.13%	02/01/28	125,000	114,701

Trivium Packaging Finance BV (Netherlands)

5.50% (3)	08/15/26	55,000	50,713

			1,614,742

Pharmaceuticals — 2.8%

180 Medical, Inc.

3.88% (3)	10/15/29	500,000	425,000

Bausch Health Cos, Inc. (Canada)

5.75% (3)	08/15/27	18,000	11,475

Embecta Corp.

6.75% (3)	02/15/30	500,000	457,835

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

Organon & Co. / Organon Foreign Debt Co-Issuer BV

5.13% (3)	04/30/31	$465,000	$397,235

Prestige Brands, Inc.

3.75% (3)	04/01/31	485,000	390,025

			1,681,570

Pipelines — 6.3%

DCP Midstream Operating LP

5.60%	04/01/44	136,000	120,342

Energy Transfer LP

5.00%	05/15/50	135,000	102,786

5.35%	05/15/45	126,000	100,402

5.40%	10/01/47	40,000	31,843

6.63% (3 mo. USD LIBOR + 4.155%) (1),(4)	02/15/28	897,000	645,840

Global Partners LP / GLP Finance Corp.

6.88%	01/15/29	540,000	489,291

NGL Energy Operating LLC / NGL Energy Finance Corp.

7.50% (3)	02/01/26	260,000	235,664

Rockies Express Pipeline LLC

4.80% (3)	05/15/30	30,000	25,211

6.88% (3)	04/15/40	541,000	443,620

Ruby Pipeline LLC

8.00% (3),(5),(6),(7)	04/01/22	210,152	180,205

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	712,000	615,880

Venture Global Calcasieu Pass LLC

3.88% (3)	11/01/33	65,000	52,282

4.13% (3)	08/15/31	880,000	753,245

			3,796,611

REIT — 3.5%

American Assets Trust LP

3.38%	02/01/31	475,000	370,586

GLP Capital LP / GLP Financing II, Inc.

5.75%	06/01/28	473,000	439,416

Iron Mountain, Inc.

4.50% (3)	02/15/31	100,000	81,775

5.25% (3)	07/15/30	265,000	231,266

VICI Properties LP / VICI Note Co., Inc.

3.88% (3)	02/15/29	34,000	28,704

4.50% (3)	01/15/28	40,000	35,127

4.63% (3)	06/15/25	512,000	483,077

5.63% (3)	05/01/24	106,000	104,761

5.75% (3)	02/01/27	339,000	320,504

			2,095,216

Retail — 3.5%

Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC

5.13% (3)	04/15/29	400,000	340,000

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Retail (Continued)

Fertitta Entertainment

4.63% (3)	01/15/29	$325,000	$282,838

FirstCash, Inc.

5.63% (3)	01/01/30	285,000	255,371

Michaels Cos, Inc. (The)

5.25% (3)	05/01/28	855,000	609,247

7.88% (3)	05/01/29	125,000	70,023

Papa John’s International, Inc.

3.88% (3)	09/15/29	270,000	220,479

Sonic Automotive, Inc.

4.88% (3)	11/15/31	395,000	301,263

			2,079,221

Telecommunications — 7.4%

Altice France SA

5.13% (3)	01/15/29	200,000	150,250

5.50% (3)	10/15/29	450,000	343,552

8.13% (3)	02/01/27	250,000	229,562

CommScope, Inc.

4.75% (3)	09/01/29	595,000	504,441

Global Switch Finance BV

1.38% (8)	10/07/30	115,000	94,336

Intelsat Jackson Holdings S. A.

6.50% (3),(6)	03/15/30	239,000	219,945

Lumen Technologies, Inc.

4.00% (3)	02/15/27	75,000	63,919

4.50% (3)	01/15/29	335,000	237,524

SES GLOBAL Americas Holdings, Inc.

5.30% (3)	03/25/44	559,000	410,845

Sprint Corp.

7.88%	09/15/23	775,000	788,751

T-Mobile USA, Inc.

2.25%	02/15/26	600,000	539,622

2.63%	04/15/26	185,000	167,255

2.63%	02/15/29	370,000	307,522

Zayo Group Holdings, Inc.

4.00% (3)	03/01/27	525,000	406,526

			4,464,050

Total Corporate Bonds

(Cost: $57,268,982)			49,869,865

Total Fixed Income Securities

(Cost: $62,048,408)			54,362,263

Issues		Shares	Value

COMMON STOCK — 0.1%

Electric — 0.0%

Homer City Holdings LLC — Series A (5),(9)		5,610	$—

Oil & Gas — 0.1%

Valaris, Ltd. (9)		668	44,709

Total Common Stock

(Cost: $340,348)			44,709

WARRANTS — % (Cost: $ — )

Entertainment — 0.0%

Cineworld Group PLC (9)		42,717	2,136

Total Warrants

(Cost: $ — )			2,136

MONEY MARKET INVESTMENTS — 4.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (10)		2,442,529	2,442,529

Total Money Market Investments

(Cost: $2,442,529)			2,442,529

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS (1.2% )

U.S. Treasury Security — 1.2%

(Cost: $745,334)

U.S. Treasury Bill

2.86% (11)	01/19/23	$750,000	743,499

Total Investments (95.9%)

(Cost: $65,576,619)			57,595,136

Excess Of Other Assets Over Liabilities (4.1%)			2,440,067

Net Assets (100.0%)			$60,035,203

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
84	5-Year U.S Treasury Note Futures	12/30/22	$9,348,122	$8,953,875	$(394,247)

			$9,348,122	$8,953,875	$(394,247)

Short Futures
15	10-Year U.S. Treasury Note Futures	12/20/22	$(1,813,734)	$(1,739,766)	$73,968
1	Euro-Bobl Futures	12/8/22	(118,392)	(118,276)	116
14	U.S. Ultra Long Bond Futures	12/20/22	(2,097,427)	(1,787,187)	310,240

			$(4,029,553)	$(3,645,229)	$384,324

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (12)
Goldman Sachs & Co.	EUR	12,000	01/13/23	$11,873	$11,933	$60

SELL (13)
Bank of America N.A.	EUR	204,000	01/13/23	$201,965	$202,865	$(900)

Notes to the Schedule of Investments:

EETC	Enhanced Equipment Trust Certificate.
REIT	Real Estate Investment Trust.
EUR	Euro Currency.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(2)	This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $34,123,162 or 56.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Perpetual maturity.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	Restricted security (Note 11).
(7)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $94,336 or 0.2% of net assets.
(9)	Non-income producing security.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(11)	Rate shown represents yield-to-maturity.
(12)	Fund buys foreign currency, sells U.S. Dollar.
(13)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Corporate Bonds	83.0%
Bank Loans	7.5
Money Market Investments	4.1
U.S. Treasury Securities	1.2
Common Stock	0.1
Warrants	0.0
Other*	4.1

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.
**	Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$4,492,398	$—	$4,492,398
Corporate Bonds*	—	49,689,660	180,205	49,869,865

Total Fixed Income Securities	—	54,182,058	180,205	54,362,263

Common Stock*	44,709	—	—	44,709
Warrants*	—	2,136	—	2,136
Money Market Investments	2,442,529	—	—	2,442,529
Short-Term Investments	743,499	—	—	743,499

Total Investments	$3,230,737	$54,184,194	$180,205	$57,595,136

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	60	—	60
Futures Contracts
Interest Rate Risk	384,324	—	—	384,324

Total Investments	$3,615,061	$54,184,254	$180,205	$57,979,520

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(394,247)	$—	$—	$(394,247)
Forward Currency Contracts
Foreign Currency Risk	—	(900)	—	(900)

Total	$(394,247)	$(900)	$—	$(395,147)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2022

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES —119.5% of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.0%

Fannie Mae (14-M11-1A)

3.12% (1)	08/25/24	$21,461	$20,656

Freddie Mac Multifamily Structured Pass Through Certificates (K030-X1) (I/O)

0.14% (1)	04/25/23	17,130,791	5,780

Freddie Mac Multifamily Structured Pass Through Certificates (KF68-A)

3.63% (1 mo. USD LIBOR + 0.490%) (2)	07/25/26	45,886	45,690

Freddie Mac Multifamily Structured Pass Through Certificates (KJ28-A1)

1.77%	02/25/25	12,296	12,296

Freddie Mac Multifamily Structured Pass Through Certificates (KJ34-A1)

0.68%	06/25/26	15,784	14,262

Freddie Mac Multifamily Structured Pass Through Certificates (KL05-X1HG) (I/O)

1.22% (1)	12/25/27	500,000	23,512

Freddie Mac Multifamily Structured Pass Through Certificates (KS06-X) (I/O)

1.05% (1)	08/25/26	557,453	14,903

Freddie Mac Multifamily Structured Pass Through Certificates (KJ29-A1)

0.74%	01/25/26	25,091	23,547

Freddie Mac Multifamily Structured Pass-Through Certificates (K723-X1) (I/O)

0.91% (1)	08/25/23	1,537,398	6,846

Freddie Mac Multifamily Structured Pass-Through Certificates (KC01-X1) (I/O)

0.44% (1)	12/25/22	2,774,478	925

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.17% (1)	04/25/23	769,957	376

Freddie Mac Multifamily Structured Pass-Through Certificates (K722-X1) (I/O)

1.31% (1)	03/25/23	478,336	697

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ27-A1)

2.09%	07/25/24	456	453

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ31-A1)

0.57%	05/25/26	20,571	19,678

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ32-A1)

0.52%	06/25/25	36,708	34,345

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.63% (1)	09/25/25	241,315	3,860

FRESB Mortgage Trust (15-SB3-A3)

3.69% (1 mo. USD LIBOR + 0.550%) (2)	01/25/43	2,126	2,120

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae (07-12-C)

5.28% (1)	04/16/41	$2,097	$2,090

Ginnie Mae (08-92-E)

5.56% (1)	03/16/44	5,440	5,387

Ginnie Mae (10-159-D)

4.56% (1)	09/16/44	12,658	12,250

Ginnie Mae (11-165-IO) (I/O)

0.00% (1)	10/16/51	242,218	2

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $351,228)			249,675

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.8%

BBCMS Trust (15-SRCH-XB) (I/O)

0.19% (1),(3)	08/10/35	2,000,000	17,523

BFLD Trust (20-OBRK-A)

5.46% (1 mo. USD LIBOR + 2.050%) (2),(3)	11/15/28	100,000	98,418

BSPRT Issuer, Ltd. (19-FL5-A)

4.56% (1 mo. USD LIBOR + 1.150%) (2),(3)	05/15/29	23,221	23,110

Citigroup Commercial Mortgage Trust (13-GC11-XA) (I/O)
1.31% (1)	04/10/46	1,011,744	1,771

Citigroup Commercial Mortgage Trust (14-GC23-XB) (I/O)

0.21% (1)	07/10/47	3,784,000	12,376

COMM Mortgage Trust (12-CR3-XA) (I/O)

1.54% (1)	10/15/45	568,929	1,427

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.47% (1)	10/15/45	273,714	1

COMM Mortgage Trust (13-CR6-XA) (I/O)
0.99% (1)	03/10/46	1,971,136	20

COMM Mortgage Trust (13-CR9-ASB)

3.83%	07/10/45	7,243	7,183

COMM Mortgage Trust (13-LC6-XA) (I/O)

1.15% (1)	01/10/46	126,512	1

COMM Mortgage Trust (14-CR14-A2)

3.15%	02/10/47	61,639	60,948

COMM Mortgage Trust (14-CR19-XA) (I/O)

0.93% (1)	08/10/47	77,442	948

COMM Mortgage Trust (14-CR20-A3)

3.33%	11/10/47	14,873	14,152

COMM Mortgage Trust (15-CR23-A2)

2.85%	05/10/48	19,163	18,772

COMM Mortgage Trust (16-DC2-XA) (I/O)

0.94% (1)	02/10/49	747,650	17,352

FS Rialto (19-FL1-A)

4.61% (1 mo. USD LIBOR + 1.200%) (2),(3)	12/16/36	117,852	115,650

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

GS Mortgage Securities Trust (13-GC14-A4)

3.96%	08/10/46	$24,823	$24,519

JPMBB Commercial Mortgage Securities Trust (14-C18-XA) (I/O)

0.75% (1)	02/15/47	1,028,707	6,591

LoanCore Issuer, Ltd. (19-CRE3-AS)

4.78% (1 mo. USD LIBOR + 1.370%) (2),(3)	04/15/34	34,502	34,361

MF1, Ltd. (20-FL4-A)

5.19% (SOFR + 1.814) (2),(3)	11/15/35	13,034	12,718

Morgan Stanley Bank of America Merrill Lynch Trust (13-C12-XA) (I/O)

0.55% (1)	10/15/46	316,308	777

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.19% (1)	02/15/46	1,038,055	55

Morgan Stanley Bank of America Merrill Lynch Trust (14-C15-A3)

3.77%	04/15/47	3,927	3,837

SREIT Trust (21-MFP-A)

4.14% (1 mo. USD LIBOR + 0.731%) (2),(3)	11/15/38	100,000	95,287

Wells Fargo Commercial Mortgage Trust (15-NXS2-XA) (I/O)

0.61% (1)	07/15/58	1,432,240	17,889

WFRBS Commercial Mortgage Trust (14-C21-XA) (I/O)

1.01% (1)	08/15/47	1,502,824	20,174

WFRBS Commercial Mortgage Trust (14-C24-A3)

3.43%	11/15/47	37,918	36,087

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $810,710)			641,947

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 28.3%

Fannie Mae (03-11-FA)

4.59% (1 mo. USD LIBOR + 1.000%) (2)	09/25/32	6,934	6,845

Fannie Mae (06-23-FP) (PAC)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	04/25/36	9,762	9,640

Fannie Mae (07-64-FA)

4.06% (1 mo. USD LIBOR + 0.470%) (2)	07/25/37	14,403	14,271

Fannie Mae (08-24-PF) (PAC)

4.24% (1 mo. USD LIBOR + 0.650%) (2)	02/25/38	6,785	6,836

Fannie Mae (10-118-GF) (PAC)

4.14% (1 mo. USD LIBOR + 0.550%) (2)	10/25/39	6,923	6,920

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (11-75-HP) (PAC)

2.50%	07/25/40	$2,142	$2,119

Fannie Mae (12-93-GF) (PAC)

3.84% (1 mo. USD LIBOR + 0.250%) (2)	07/25/40	853	853

Fannie Mae (20-10-FA)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	17,049	16,730

Fannie Mae (17-10-FA)

3.99% (1 mo. USD LIBOR + 0.400%) (2)	03/25/47	37,848	37,198

Fannie Mae, Pool #254548

5.50%	12/01/32	5,528	5,616

Fannie Mae, Pool #600187

7.00%	07/01/31	12,326	12,481

Fannie Mae, Pool #995364

6.00%	10/01/38	4,312	4,432

Fannie Mae, Pool #AL0851

6.00%	10/01/40	3,313	3,436

Fannie Mae, Pool #MA4492

2.00%	12/01/51	47,432	37,559

Freddie Mac (3071-TF) (PAC)

3.71% (1 mo. USD LIBOR + 0.300%) (2)	04/15/35	9,179	9,146

Freddie Mac (3300-FA)

3.71% (1 mo. USD LIBOR + 0.300%) (2)	08/15/35	16,979	16,824

Freddie Mac (3318-F)

3.66% (1 mo. USD LIBOR + 0.250%) (2)	05/15/37	19,625	19,159

Freddie Mac (3946-FG) (PAC)

3.76% (1 mo. USD LIBOR + 0.350%) (2)	10/15/39	588	588

Freddie Mac (4231-FD)

3.76% (1 mo. USD LIBOR + 0.350%) (2)	10/15/32	23,349	23,182

Freddie Mac, Pool #SD8194

2.50%	02/01/52	47,565	39,064

Freddie Mac, Pool #SD8199

2.00%	03/01/52	48,309	38,063

Freddie Mac (263-F5)

3.91% (1 mo. USD LIBOR + 0.500%) (2)	06/15/42	15,618	15,410

Freddie Mac., Pool #SD8189

2.50%	01/01/52	47,143	38,757

Ginnie Mae II, Pool #80022

1.75% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	12/20/26	5,263	5,159

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #80636

2.63% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	09/20/32	$3,570	$3,479

Ginnie Mae II, Pool #80757

2.63% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	10/20/33	1,301	1,257

Ginnie Mae II, Pool #80797

2.63% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	01/20/34	16,959	16,557

Ginnie Mae II, Pool #80937

2.88% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	06/20/34	7,497	7,366

Ginnie Mae II TBA, 30-Year

2.50%	01/01/52	400,000	338,666

Uniform Mortgage-Backed Securities TBA, 30-Year

4.50% (4)	07/01/52	225,000	211,078

3.00% (4)	03/01/52	225,000	191,303

3.50% (4)	04/01/52	25,000	21,987

2.00% (4)	01/01/52	200,000	157,473

2.00% (4)	01/01/52	75,000	59,060

2.50% (4)	01/01/52	125,000	102,334

2.50% (4)	01/01/52	200,000	163,759

5.00% (4)	08/01/52	325,000	313,485

5.50% (4)	08/01/52	100,000	98,619

4.00% (4)	06/01/52	75,000	68,227

3.00% (4)	03/01/52	250,000	212,539

Total Residential Mortgage-Backed Securities — Agency

(Cost: $2,383,305)			2,337,477

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 10.1%

ABFC Trust (02-WF2-A2)

4.71% (1 mo. USD LIBOR + 1.125%) (2)	05/25/32	22,194	21,741

Accredited Mortgage Loan Trust (05-1-M2)

4.62% (1 mo. USD LIBOR + 1.035%) (2)	04/25/35	5,333	5,334

BNC Mortgage Loan Trust (06-2-A4)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	11/25/36	27,916	26,918

CIT Mortgage Loan Trust (07-1-1A)

4.94% (1 mo. USD LIBOR + 1.350%) (2),(3)	10/25/37	40,853	40,578

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)

3.25% (1)	11/25/32	$7,539	$7,037

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

4.59% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	9,525	9,032

JPMorgan Mortgage Acquisition Trust (06-ACC1-M1)

3.99% (1 mo. USD LIBOR + 0.405%) (2)	05/25/36	17,942	17,930

JPMorgan Mortgage Acquisition Trust (07-CH4-A5)

3.83% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	55,447	54,811

JPMorgan Mortgage Trust (18-8-A3)

4.00% (1),(3)	01/25/49	46,466	42,522

Morgan Stanley Capital I, Inc. Trust (06-NC2-A2D)

4.17% (1 mo. USD LIBOR + 0.580%) (2)	02/25/36	33,032	32,949

New Century Home Equity Loan Trust (05-1-M1)

4.26% (1 mo. USD LIBOR + 0.675%) (2)	03/25/35	51,113	50,790

NovaStar Mortgage Funding Trust Series (05-1-M5)

4.67% (1 mo. USD LIBOR + 1.080%) (2)	06/25/35	24,882	25,258

Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates (05-2-M5)

4.56% (1 mo. USD LIBOR + 0.975%) (2)	04/25/35	67,922	66,865

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

4.13% (1 mo. USD LIBOR + 0.540%) (2)	03/25/37	41,562	39,829

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (04-WHQ2-M4)

5.16% (1 mo. USD LIBOR + 1.575%) (2)	02/25/35	34,627	33,070

PRPM LLC (21-6-A1)

1.79% (3)	07/25/26	36,438	33,041

RASC Series Trust (05-EMX1-M1)

4.23% (1 mo. USD LIBOR + 0.645%) (2)	03/25/35	26,179	25,889

RASC Series Trust (06-KS3-M1)

4.08% (1 mo. USD LIBOR + 0.330%) (2)	04/25/36	32,920	32,511

Residential Accredit Loans, Inc. (02-QS16-A2)

4.14% (1 mo. USD LIBOR + 0.550%) (2),(5)	10/25/17	68	36

Soundview Home Loan Trust (05-OPT1-M2)

4.26% (1 mo. USD LIBOR + 0.675%) (2)	06/25/35	20,922	20,640

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Structured Asset Investment Loan Trust (05-11-A3)

4.19% (1 mo. USD LIBOR + 0.600%) (2)	01/25/36	$14,767	$14,036

Structured Asset Investment Loan Trust (05-HE3-M1)

4.31% (1 mo. USD LIBOR + 0.720%) (2)	09/25/35	22,212	21,813

VOLT XCIV LLC (21-NPL3-A1)

2.24% (3)	02/27/51	133,768	116,691

Wells Fargo Home Equity Asset-Backed Securities Trust (05-4-M3)

4.34% (1 mo. USD LIBOR + 0.750%) (2)	12/25/35	100,000	97,242

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $858,959)			836,563

CORPORATE BONDS — 22.2%

Aerospace & Defense — 0.4%

BAE Systems Holdings, Inc.

3.85% (3)	12/15/25	20,000	18,962

Boeing Co. (The)

1.43%	02/04/24	15,000	14,233

			33,195

Agriculture — 0.2%

Imperial Brands Finance PLC

4.25% (3)	07/21/25	20,000	19,016

Auto Manufacturers — 0.3%

Mercedes-Benz Finance North America LLC

1.75% (3)	03/10/23	25,000	24,723

Banks — 11.7%

Bank of America Corp.

1.32% (SOFR + 1.150%) (2)	06/19/26	45,000	39,714

1.73% (SOFR + 0.960%) (2)	07/22/27	100,000	85,513

Citigroup, Inc.

1.46% (SOFR + 0.770%) (2)	06/09/27	40,000	33,990

3.29% (SOFR + 1.528%) (2)	03/17/26	10,000	9,382

3.67% (3 mo. USD LIBOR + 1.390%) (2)	07/24/28	45,000	40,413

Credit Suisse Group AG (Switzerland)

3.80%	06/09/23	20,000	19,471

3.09% (SOFR + 1.730%) (2),(3)	05/14/32	10,000	6,878

DNB Bank ASA

0.86% (U.S. 1-year Treasury Constant Maturity Rate + 0.330%) (2),(3)	09/30/25	30,000	27,170

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc. (The)

0.93% (SOFR + 0.486%) (2)	10/21/24	$10,000	$9,467

1.22%	12/06/23	95,000	90,921

HSBC Holdings PLC (United Kingdom)

0.98% (SOFR + 0.708%) (2)	05/24/25	90,000	81,851

JPMorgan Chase & Co.

0.56% (SOFR + 0.420%) (2)	02/16/25	55,000	51,285

2.60% (SOFR + 0.915%) (2)	02/24/26	55,000	50,953

3.96% (3 mo. USD LIBOR + 1.245%) (2)	01/29/27	5,000	4,686

Lloyds Banking Group PLC (United Kingdom)

2.91% (3 mo. USD LIBOR +0.810%) (2)	11/07/23	15,000	14,992

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	40,000	38,136

Macquarie Group, Ltd. (Australia)

1.20% (SOFR + 0.694%) (2),(3)	10/14/25	15,000	13,592

3.19% (3 mo. USD LIBOR + 1.023%) (2),(3)	11/28/23	45,000	44,923

Morgan Stanley

0.53% (SOFR + 0.455%) (2)	01/25/24	35,000	34,482

1.16% (SOFR + 0.560%) (2)	10/21/25	75,000	67,961

1.51% (SOFR + 0.858%) (2)	07/20/27	25,000	21,206

NatWest Group PLC (United Kingdom)

4.52% (3 mo. USD LIBOR + 1.550%) (2)	06/25/24	25,000	24,650

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	85,000	84,385

Wells Fargo & Co.

2.19% (SOFR + 2.000%) (2)	04/30/26	65,000	59,185

3.53% (SOFR + 1.510%) (2)	03/24/28	15,000	13,538

			968,744

Biotechnology — 0.1%

Royalty Pharma PLC

0.75%	09/02/23	10,000	9,649

Commercial Services — 0.3%

Global Payments, Inc.

4.45%	06/01/28	30,000	27,317

Diversified Financial Services — 0.6%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

4.88%	01/16/24	10,000	9,819

American Express Co.

2.25%	03/04/25	20,000	18,584

Capital One Financial Corp.

1.34% (SOFR + 0.690%) (2)	12/06/24	20,000	18,933

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Park Aerospace Holdings, Ltd.

4.50% (3)	03/15/23	$5,000	$4,977

			52,313

Electric — 1.0%

American Electric Power

2.03%	03/15/24	30,000	28,648

Dominion Energy, Inc.

3.30%	03/15/25	25,000	23,927

Metropolitan Edison Co.

4.00% (3)	04/15/25	30,000	28,454

			81,029

Health Care-Products — 0.8%

Baxter International, Inc.

0.87%	12/01/23	25,000	23,888

Fresenius US Finance II, Inc.

4.50% (3)	01/15/23	15,000	14,967

Thermo Fisher Scientific, Inc.

1.22%	10/18/24	25,000	23,282

			62,137

Health Care-Services — 0.9%

CommonSpirit Health

2.76%	10/01/24	10,000	9,504

Dignity Health

3.13%	11/01/22	10,000	10,000

HCA, Inc.

5.25%	04/15/25	10,000	9,834

5.25%	06/15/26	45,000	43,664

			73,002

Insurance — 1.0%

Athene Global Funding

3.49% (SOFR + 0.700%) (2),(3)	05/24/24	30,000	29,394

Metropolitan Life Global Funding I

3.00% (3)	01/10/23	20,000	19,948

Trinity Acquisition PLC

4.63%	08/15/23	35,000	34,793

			84,135

Miscellaneous Manufacturers — 0.1%

General Electric Co.

3.21% (3 mo. USD LIBOR + 0.380%) (2)	05/05/26	5,000	4,769

Oil & Gas — 0.1%

Petroleos Mexicanos Co.

6.70%	02/16/32	13,000	9,853

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers — 0.5%

Amcor Flexibles North America, Inc.

4.00%	05/17/25	$25,000	$24,079

Berry Global, Inc.

0.95%	02/15/24	15,000	14,126

			38,205

Pharmaceuticals — 0.7%

Bayer US Finance II LLC

4.25% (3)	12/15/25	30,000	28,704

Bayer US Finance LLC

3.38% (3)	07/15/24	10,000	9,664

Becton Dickinson and Co.

3.73%	12/15/24	20,000	19,402

			57,770

REIT — 1.8%

Camden Property Trust

2.95%	12/15/22	25,000	24,960

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	25,000	24,728

Kilroy Realty LP

3.45%	12/15/24	40,000	37,884

Piedmont Operating Partnership LP

3.40%	06/01/23	30,000	29,585

VICI Properties LP / VICI Note Co., Inc.

4.25% (3)	12/01/26	10,000	9,073

4.63% (3)	06/15/25	10,000	9,435

5.75% (3)	02/01/27	10,000	9,454

			145,119

Software — 0.3%

Take-Two Interactive Software, Inc.

3.30%	03/28/24	25,000	24,276

Telecommunications — 1.4%

SES SA

3.60% (3)	04/04/23	35,000	34,598

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (3)	03/20/25	62,500	61,637

T-Mobile USA, Inc.

3.88%	04/15/30	25,000	22,136

			118,371

Total Corporate Bonds

(Cost: $1,908,759)			1,833,623

MUNICIPAL BONDS — 1.0%

City and County of Denver Co. Airport System Revenue, Revenue Bond

1.12%	11/15/24	10,000	9,227

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

City of Baltimore MD, General Obligation Unlimited

5.00%	10/15/25	$40,000	$40,101

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

2.31%	11/01/26	25,000	22,602

New York State Dormitory Authority, Revenue Bond

5.00%	03/15/24	15,000	14,980

Total Municipal Bonds

(Cost: $96,196)			86,910

U.S. TREASURY SECURITIES — 33.8%

U.S. Treasury Note

2.75%	08/15/32	15,000	13,434

3.00%	07/31/24	155,000	150,888

3.25%	08/31/24	41,000	40,070

4.13%	09/30/27	55,000	54,706

4.13%	10/31/27	54,000	53,732

4.25%	09/30/24	688,000	684,574

4.25%	10/15/25	542,000	539,311

4.38%	10/31/24	1,259,000	1,256,467

Total U.S. Treasury Securities

(Cost: $2,802,179)			2,793,182

ASSET-BACKED SECURITIES — 5.9%

Apidos CLO XXII (15-22A-A1R)

5.30% (3 mo. USD LIBOR + 1.060%) (2),(3)	04/20/31	45,000	43,739

Carvana Auto Receivables Trust (22-P3-A3)

4.61%	11/10/27	50,000	48,541

CoreVest American Finance Trust (19-1-XA) (I/O)

2.28% (1),(3)	03/15/52	70,747	2,640

Madison Park Funding, Ltd. (18-30A-A)

4.83% (3 mo. USD LIBOR + 0.750%) (2),(3)	04/15/29	47,849	46,777

Magnetite XVIII, Ltd. (16-18A-AR2)

3.79% (3 mo. USD LIBOR + 0.880%) (2),(3)	11/15/28	93,156	91,330

Navient Private Education Refi Loan Trust (20-BA-A2)

2.12% (3)	01/15/69	55,733	49,423

Navient Private Education Refi Loan Trust (21-BA-A)

0.94% (3)	07/15/69	66,900	56,181

Navient Private Education Refi Loan Trust (21-CA-A)

1.06% (3)	10/15/69	73,243	62,543

Tricon American Homes Trust (17-SFR2-A)

2.93% (3)	01/17/36	36,686	35,337

Tricon American Homes Trust (17-SFR2-B)

3.28% (3)	01/17/36	39,000	37,475

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

United States Small Business Administration (05-20B-1)

4.63%	02/01/25	$17,427	$16,899

Total Asset-backed Securities

(Cost: $531,044)			490,885

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.4%

Federal Home Loan Banks

1.04%	06/14/24	185,000	174,211

1.20%	12/23/24	285,000	264,189

1.61%	09/04/24	40,000	37,762

United States International Development Finance Corp.

1.49%	08/15/31	155,676	135,354

Total U.S. Government Agency Obligations

(Cost: $666,619)			611,516

Total Fixed Income Securities

(Cost: $10,408,999)			9,881,778

		Shares

MONEY MARKET INVESTMENTS — 8.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (6)		664,097	664,097

Total Money Market Investments

(Cost: $664,097)			664,097

		Principal Amount

SHORT TERM INVESTMENTS — 2.4%

U.S. Treasury Securities — 2.4% (Cost: $197,928)

U.S. Treasury Bill

1.33% (7)	11/10/22	$198,000	197,872

Total Investments (129.9%)

(Cost: $11,271,024)			10,743,747

Liabilities In Excess Of Other Assets (-29.9%)			(2,474,246)

Net Assets (100.0%)			$8,269,501

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2022

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
7	2-Year U.S Treasury Note Futures	12/30/22	$1,458,573	$1,430,680	$(27,893)

Short Futures
5	10-Year U.S. Treasury Note Futures	12/20/22	$(615,601)	$(579,922)	$35,679
14	5-Year U.S Treasury Note Futures	12/30/22	(1,557,964)	(1,492,313)	65,651
1	U.S. Ultra Long Bond Futures	12/20/22	(150,131)	(127,656)	22,475

			$(2,323,696)	$(2,199,891)	$123,805

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
(1)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $1,470,913 or 17.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2022.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(7)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
U.S. Treasury Securities	36.2%
Residential Mortgage-Backed Securities — Agency	28.3
Corporate Bonds	22.2
Residential Mortgage-Backed Securities — Non-Agency	10.1
Money Market Investments	8.0
Commercial Mortgage-Backed Securities — Non-Agency	7.8
U.S. Government Agency Obligations	7.4
Asset-Backed Securities	5.9
Commercial Mortgage-Backed Securities — Agency	3.0
Municipal Bonds	1.0
Other*	(29.9)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$249,675	$—	$249,675
Commercial Mortgage-Backed Securities — Non-Agency	—	641,947	—	641,947
Residential Mortgage-Backed Securities — Agency	—	2,337,477	—	2,337,477
Residential Mortgage-Backed Securities — Non-Agency	—	836,563	—	836,563
Corporate Bonds*	—	1,833,623	—	1,833,623
Municipal Bonds	—	86,910	—	86,910
U.S. Treasury Securities	2,793,182	—	—	2,793,182
Asset-Backed Securities	—	490,885	—	490,885
U.S. Government Agency Obligations	—	611,516	—	611,516

Total Fixed Income Securities	2,793,182	7,088,596	—	9,881,778

Money Market Investments	664,097	—	—	664,097
Short-Term Investments	197,872	—	—	197,872

Total Investments	$3,655,151	$7,088,596	$—	$10,743,747

Asset Derivatives
Futures Contracts
Interest Rate Risk	123,805	—	—	123,805

Total Investments	$3,778,956	$7,088,596	$—	$10,867,552

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(27,893)	$—	$—	$(27,893)

Total	$(27,893)	$—	$—	$(27,893)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 126.5% of Net Assets

ASSET-BACKED SECURITIES — 13.4%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	$5,534,708	$4,969,631

AGL CLO, Ltd. (21-13A-B)

5.89% (3 mo. USD LIBOR + 1.650%) (1),(2)	10/20/34	16,585,000	15,420,733

Allegro CLO XII, Ltd. (20-1A-A1)

5.53% (3 mo. USD LIBOR + 1.250%) (1),(2)	01/21/32	17,125,000	16,693,108

AMSR 2020-SFR2 Trust (20-SFR2-E2)

4.28% (1)	07/17/37	7,713,000	7,121,569

Amsr Trust (20-SFR3-F)

3.55% (1)	09/17/37	2,682,000	2,373,243

Amsr Trust (20-SFR3-G)

4.99% (1)	09/17/37	9,512,000	8,652,622

Apidos CLO XXXVII (21-37A-B)

5.92% (3 mo. USD LIBOR + 1.600%) (1),(2)	10/22/34	17,000,000	15,840,600

Barings CLO, Ltd. (20-4A-A)

5.46% (3 mo. USD LIBOR + 1.220%) (1),(2)	01/20/32	8,500,000	8,264,550

Carvana Auto Receivables Trust (21-N2-R)

0.00% (1),(3)	03/10/28	26,650	6,562,655

Carvana Auto Receivables Trust (21-N3-R)

1.00% (1),(3)	06/12/28	25,650	6,249,110

CIFC Funding, Ltd. (22-2A-INCB)

1.00% (1),(4)	04/19/35	3,300,000	2,689,005

Cologix Data Centers US Issuer LLC (21-1A-A2)

3.30% (1)	12/26/51	12,065,000	10,427,270

CoreVest American Finance Trust (20-1-XA) (I/O)

2.61% (1),(4)	03/15/50	36,534,085	2,278,309

CoreVest American Finance Trust (20-1-XB) (I/O)

2.08% (1),(4)	03/15/50	38,948,500	4,072,420

CoreVest American Finance Trust (20-4-XA) (I/O)

3.85% (1),(4)	12/15/52	52,401,568	5,171,133

CoreVest American Finance Trust (20-4-XB) (I/O)

2.80% (1),(4)	12/15/52	27,500,000	3,075,526

CoreVest American Finance Trust (21-1-XA) (I/O)

2.95% (1),(4)	04/15/53	73,067,864	5,438,463

Dryden CLO, Ltd. (20-83A-A)

5.41% (3 mo. USD LIBOR + 1.220%) (1),(2)	01/18/32	8,000,000	7,773,072

EFS Volunteer No 2 LLC (12-1-A2)

4.94% (1 mo. USD LIBOR + 1.350%) (1),(2)	03/25/36	3,376,013	3,330,653

FirstKey Homes Trust (21-SFR3-E1)

2.99% (1)	12/17/38	5,500,000	4,627,772

Flatiron RR CLO, LLC (21-2A-B)

5.68% (3 mo. USD LIBOR + 1.600%) (1),(2)	10/15/34	15,600,000	14,529,840

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Flexential Issuer 2021-1 (21-1A-A2)

3.25% (1)	11/27/51	$10,950,000	$9,337,610

GCI Funding I LLC (21-1-A)

2.38% (1)	06/18/46	24,216,449	20,372,187

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	2,845,655	2,760,500

GoldenTree Loan Management US CLO, Ltd. (19-4A-AR)

5.43% (3 mo. USD LIBOR + 1.110%) (1),(2)	04/24/31	15,800,000	15,332,320

Higher Education Funding I (14-1-A)

4.05% (3 mo. USD LIBOR + 1.050%) (1),(2)	05/25/34	4,347	4,342

HOA Funding LLC (21-1A-A2)

4.72% (1)	08/20/51	12,152,250	9,334,002

HPS Loan Management, Ltd. (0A-16-A2RR)

5.89% (3 mo. USD LIBOR + 1.650%) (1),(2)	04/20/34	20,000,000	18,580,000

Lucali CLO, Ltd. (20-1A-A)

5.29% (3 mo. USD LIBOR + 1.210%) (1),(2)	01/15/33	18,000,000	17,499,420

Madison Park Funding XLVIII, Ltd. (21-48A-A)

5.38% (3 mo. USD LIBOR + 1.150%) (1),(2)	04/19/33	13,100,000	12,740,405

Madison Park Funding XXXVIII, Ltd. (21-38A-B)

5.73% (3 mo. USD LIBOR + 1.650%) (1),(2)	07/17/34	10,000,000	9,376,000

Navient Student Loan Trust (14-3-A)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	17,809,865	16,817,191

Navient Student Loan Trust (14-4-A)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	9,808,191	9,337,507

Neuberger Berman Loan Advisers CLO, Ltd. (20-36A-A1R)

5.49% (3 mo. USD LIBOR + 1.250%) (1),(2)	04/20/33	18,750,000	18,173,437

OHA Credit Funding 3, Ltd. (19-3A-BR)

5.89% (3 mo. USD LIBOR + 1.650%) (1),(2)	07/02/35	13,000,000	12,221,950

OHA Credit Funding, Ltd. (21-9A-B)

5.93% (3 mo. USD LIBOR + 1.700%) (1),(2)	07/19/35	17,500,000	16,439,500

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A1A)

5.63% (3 mo. USD LIBOR + 1.390%) (1),(2)	01/20/34	19,000,000	18,337,983

Progress Residential Trust (19-SFR3-E)

3.37% (1)	09/17/36	8,681,000	8,094,022

Progress Residential Trust (20-SFR2-F)

6.15% (1)	06/17/37	9,332,000	8,809,468

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Progress Residential Trust (20-SFR3-F)

2.80% (1)	10/17/27	$3,299,000	$2,835,784

Progress Residential Trust (21-SFR1-H)

5.00% (1)	04/17/38	4,890,000	4,144,372

Progress Residential Trust (21-SFR11-F)

4.42% (1)	01/17/39	2,874,000	2,259,685

Progress Residential Trust (21-SFR2-G)

4.25% (1)	04/19/38	8,369,000	7,017,017

Progress Residential Trust (21-SFR7-F)

3.83% (1)	08/17/40	7,500,000	5,946,919

Sixth Street CLO XVII, Ltd. (21-17A-A)

5.48% (3 mo. USD LIBOR + 1.240%) (1),(2)	01/20/34	8,000,000	7,717,016

SLM Student Loan Trust (08-5-A4)

6.06% (3 mo. USD LIBOR + 1.700%) (2)	07/25/23	1,491,692	1,476,018

SLM Student Loan Trust (08-8-B)

6.61% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	5,706,000	5,492,207

Total Asset-backed Securities

(Cost: $458,162,053)			416,018,146

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.5%

Freddie Mac Multifamily Structured Pass-Through Certificates (K038-X3) (I/O)

2.49% (4)	06/25/42	78,039,937	2,543,271

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.04% (4)	11/25/42	77,991,835	2,780,748

Freddie Mac Multifamily Structured Pass-Through Certificates (K042-X3) (I/O)

1.60% (4)	01/25/43	76,625,000	2,300,034

Freddie Mac Multifamily Structured Pass-Through Certificates (K045-X3) (I/O)

1.50% (4)	04/25/43	126,630,757	3,981,943

Freddie Mac Multifamily Structured Pass-Through Certificates (K046-X3) (I/O)

1.51% (4)	04/25/43	94,964,072	3,120,049

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $35,285,763)			14,726,045

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.6%

1345 Avenue of the Americas & Park Avenue Plaza Trust (05-1-A3)

5.28% (1)	08/10/35	9,834,081	9,441,722

Arbor Realty Commercial Real Estate Note, Ltd. (21-FL4-AS)

5.11% (1 mo. USD LIBOR + 1.700%) (1),(2)	11/15/36	11,800,000	11,186,970

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

BAMLL Commercial Mortgage Securities Trust (20-BOC-A)

2.63% (1)	01/15/32	$14,275,000	$12,203,098

BDS, Ltd. (20-FL5-A)

4.68% (SOFR + 1.264%) (1),(2)	02/16/37	7,162,791	7,109,623

BDS, Ltd. (20-FL6-C)

5.18% (SOFR30A + 2.364%) (1),(2)	09/15/35	10,870,676	10,820,347

Benchmark Mortgage Trust (19-B14-225C)

3.29% (1),(4)	12/15/62	8,734,000	7,371,849

Benchmark Mortgage Trust (19-B14-225D)

3.29% (1),(4)	12/15/62	20,303,000	16,820,788

BFLD Trust (20-OBRK-A)

5.46% (1 mo. USD LIBOR + 2.050%) (1),(2)	11/15/28	17,940,000	17,656,189

BPR Trust (21-WILL-A)

5.16% (1 mo. USD LIBOR + 1.750%) (1),(2)	06/15/38	4,800,514	4,647,628

BX Commercial Mortgage Trust (20-VIV4-A)

2.84% (1)	03/09/44	15,285,000	11,943,783

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	8,270,000	6,813,627

BX Trust (21-SDMF-J)

7.45% (1 mo. USD LIBOR + 4.033%) (1),(2)	09/15/34	13,000,000	12,029,334

CAMB Commercial Mortgage Trust (19-LIFE-D)

5.16% (1 mo. USD LIBOR + 1.750%) (1),(2)	12/15/37	14,425,000	13,808,153

Capital Funding Multifamily Mortgage Trust (22-PM01-A)

5.33% (SOFR + 2.310%) (1),(2)	02/27/25	10,000,000	9,824,926

Credit Suisse Mortgage Trust (21-BPNY-A)

7.13% (1 mo. USD LIBOR + 3.714%) (1),(2)	08/15/23	19,780,000	18,946,080

DBGS Mortgage Trust (18-BIOD-E)

5.01% (1 mo. USD LIBOR + 1.700%) (1),(2)	05/15/35	9,137,627	8,604,043

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	6,385,000	5,750,447

European Loan Conduit Euro

3.68% (3 mo. EURIBOR + 3.350%) (1),(2)	02/17/30	9,197,227	8,206,944

Grace Trust (20-GRCE-A)

2.35% (1)	12/10/40	10,000,000	7,498,127

Houston Galleria Mall Trust (15-HGLR-D)

3.98% (1)	03/05/37	9,500,000	8,306,970

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1),(4)	12/10/41	5,750,000	4,761,599

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	$13,765,000	$11,680,815

Life Mortgage Trust (21-BMR-G)

6.36% (1 mo. USD LIBOR + 2.950%) (1),(2)	03/15/38	21,126,977	19,762,175

MFT Trust (20-ABC-D)

3.48% (1),(4)	02/10/42	1,973,000	1,344,396

Morgan Stanley Capital I Trust (18-MP-A)

4.28% (1),(4)	07/11/40	4,635,000	4,052,763

Morgan Stanley Capital I Trust (20-CNP-A)

2.43% (1),(4)	04/05/42	18,000,000	13,682,476

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	13,570,000	10,756,001

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1),(4)	01/05/43	20,935,000	14,118,773

SLG Office Trust (21-OVA-G)

2.85% (1)	07/15/41	16,460,000	9,957,653

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $351,807,447)			299,107,299

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 64.8%

Fannie Mae, Pool #MA4152

2.00%	10/01/40	51,480,582	42,352,236

Fannie Mae , Pool #BM5979

3.50%	09/01/45	6,419,786	5,829,174

Fannie Mae , Pool #FM2342

3.50%	12/01/46	3,891,651	3,539,692

Fannie Mae (01-40-Z)

6.00%	08/25/31	62,088	62,614

Fannie Mae (03-117-TG) (PAC)

4.75%	08/25/33	104,599	106,488

Fannie Mae (04-52-SW) (I/O) (I/F)

3.51% (-1 x 1 mo. USD LIBOR + 7.100%) (2)	07/25/34	336,564	9,697

Fannie Mae (04-65-LT)

4.50%	08/25/24	155,880	154,169

Fannie Mae (04-68-LC)

5.00%	09/25/29	673,819	670,543

Fannie Mae (05-117-LC) (PAC)

5.50%	11/25/35	223,098	223,814

Fannie Mae (05-74-CP) (I/F) (PAC)

11.60% (-1 x 1 mo. USD LIBOR + 24.750%) (2)	05/25/35	63,112	64,473

Fannie Mae (07-103-AI) (I/O) (I/F)

2.91% (-1 x 1 mo. USD LIBOR + 6.500%) (2)	03/25/37	2,472,298	152,116

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (07-20-SI) (I/O) (I/F)

2.86% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	03/25/37	$622,867	$45,141

Fannie Mae (07-21-SE) (I/O) (I/F)

2.85% (-1 x 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	374,298	26,816

Fannie Mae (07-56-SG) (I/O) (I/F)

2.82% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	06/25/37	588,175	17,548

Fannie Mae (07-58-SV) (I/O) (I/F)

3.16% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	2,852,975	193,114

Fannie Mae (07-65-S) (I/O) (I/F)

3.01% (-1 x 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	313,549	18,497

Fannie Mae (07-88-FY)

4.05% (1 mo. USD LIBOR + 0.460%) (2)	09/25/37	341,436	339,174

Fannie Mae (07-B2-ZA)

5.50%	06/25/37	5,504,624	5,552,313

Fannie Mae (08-1-AI) (I/O) (I/F)

2.66% (-1 x 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	2,099,118	64,910

Fannie Mae (08-13-SB) (I/O) (I/F)

2.65% (-1 x 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	2,356,694	225,464

Fannie Mae (08-23-SB) (I/O) (I/F)

3.26% (-1 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	3,203,104	191,303

Fannie Mae (08-35-SD) (I/O) (I/F)

2.86% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	225,655	3,324

Fannie Mae (08-66-SG) (I/O) (I/F)

2.48% (-1 x 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	5,290,828	438,924

Fannie Mae (08-68-SA) (I/O) (I/F)

2.38% (-1 x 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	1,705,867	55,802

Fannie Mae (09-3-SH) (I/O) (I/F)

1.86% (-1 x 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	595,650	28,999

Fannie Mae (09-47-SV) (I/O) (I/F)

3.16% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	335,846	13,936

Fannie Mae (09-51-SA) (I/O) (I/F)

3.16% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	1,951,580	114,813

Fannie Mae (09-6-SD) (I/O) (I/F)

1.96% (-1 x 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	485,613	25,094

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (09-68-KB)

4.00%	09/25/24	$594,232	$597,216

Fannie Mae (09-71-LB)

4.00%	09/25/29	4,544,776	4,415,414

Fannie Mae (09-72-AC)

4.00%	09/25/29	5,904,168	5,758,277

Fannie Mae (09-72-JS) (I/O) (I/F)

3.66% (-1 x 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	344,241	40,081

Fannie Mae (10-136-CX) (PAC)

4.00%	08/25/39	3,273,059	3,247,416

Fannie Mae (11-111-DB)

4.00%	11/25/41	7,684,082	7,342,769

Fannie Mae (12-128-UY) (PAC)

2.50%	11/25/42	11,738,000	9,708,327

Fannie Mae (12-133-GC) (PAC)

2.50%	08/25/41	4,993,563	4,730,834

Fannie Mae (12-153-PC) (PAC)

2.00%	05/25/42	1,307,143	1,217,868

Fannie Mae (13-101-BO) (P/O)

0.00% (5)	10/25/43	3,293,901	2,407,613

Fannie Mae (13-101-CO) (P/O)

0.00% (5)	10/25/43	7,246,576	5,287,296

Fannie Mae (13-95-PN) (PAC)

3.00%	01/25/43	17,914,862	16,350,810

Fannie Mae (16-106-EF)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	01/25/47	11,797,493	11,651,610

Fannie Mae (16-63-AF)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	09/25/46	7,416,301	7,283,159

Fannie Mae (18-25-FA)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	04/25/48	13,523,535	13,164,120

Fannie Mae (18-52 PZ) (PAC)

4.00%	07/25/48	1,782,191	1,624,596

Fannie Mae (18-55 PA) (PAC)

3.50%	01/25/47	2,311,083	2,232,272

Fannie Mae (19-57)

2.50%	10/25/49	7,953,365	6,839,948

Fannie Mae (20-10-FA)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	6,837,247	6,708,988

Fannie Mae (20-12-FL)

4.04% (1 mo. USD LIBOR + 0.450%) (2)	03/25/50	16,048,697	15,700,222

Fannie Mae (93-202-SZ) (I/F) (PAC)

10.00% (2)	11/25/23	4,722	4,743

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (95-21-C) (P/O)

0.00% (5)	05/25/24	$39,664	$38,535

Fannie Mae, Pool #254634

5.50%	02/01/23	1,299	1,296

Fannie Mae, Pool #257536

5.00%	01/01/29	527,348	524,828

Fannie Mae, Pool #310033

6.00%	07/01/47	372,161	381,190

Fannie Mae, Pool #555424

5.50%	05/01/33	1,418,413	1,434,111

Fannie Mae, Pool #661856

3.87% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	21,133	20,764

Fannie Mae, Pool #671133

2.66% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	58,896	58,551

Fannie Mae, Pool #687847

2.18% (12 mo. USD LIBOR + 1.614%) (2)	02/01/33	10,123	9,922

Fannie Mae, Pool #692104

2.79% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	319,009	316,527

Fannie Mae, Pool #699866

2.59% (12 mo. USD LIBOR + 1.545%) (2)	04/01/33	130,055	130,614

Fannie Mae, Pool #704454

3.08% (12 mo. USD LIBOR + 1.684%) (2)	05/01/33	19,899	19,625

Fannie Mae, Pool #728824

3.87% (12 mo. USD LIBOR + 1.621%) (2)	07/01/33	46,893	45,967

Fannie Mae, Pool #734384

5.50%	07/01/33	203,433	203,205

Fannie Mae, Pool #888593

7.00%	06/01/37	174,894	187,619

Fannie Mae, Pool #934103

5.00%	07/01/38	136,292	130,847

Fannie Mae, Pool #979563

5.00%	04/01/28	324,575	320,046

Fannie Mae, Pool #995040

5.00%	06/01/23	15,638	15,585

Fannie Mae, Pool #995425

6.00%	01/01/24	68,013	68,057

Fannie Mae, Pool #995573

6.00%	01/01/49	1,054,751	1,069,632

Fannie Mae, Pool #995953

6.00%	11/01/28	1,395,912	1,406,663

Fannie Mae, Pool #995954

6.00%	03/01/29	757,696	763,531

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #AA3303

5.50%	06/01/38	$1,855,247	$1,888,257

Fannie Mae, Pool #AB6210

3.00%	09/01/42	18,897,266	16,594,577

Fannie Mae, Pool #AE0588

6.00%	08/01/37	3,328,943	3,416,628

Fannie Mae, Pool #AL0851

6.00%	10/01/40	2,088,795	2,166,444

Fannie Mae, Pool #AL1594

6.00%	07/01/40	1,650,600	1,711,960

Fannie Mae, Pool #AL9106

4.50%	02/01/46	8,075,360	7,801,839

Fannie Mae, Pool #AS7241

3.50%	05/01/46	6,612,329	5,983,340

Fannie Mae, Pool #AS9454

4.00%	04/01/47	807,792	748,447

Fannie Mae, Pool #BN4316

4.00%	01/01/49	131,885	121,969

Fannie Mae, Pool #BN6264

4.00%	04/01/49	2,797,676	2,581,984

Fannie Mae, Pool #BQ6913

2.00%	12/01/51	21,950,176	17,362,755

Fannie Mae, Pool #BQ7056

2.00%	01/01/52	47,246,010	37,357,186

Fannie Mae, Pool #BU7102

2.50%	12/01/51	11,848,407	9,743,294

Fannie Mae, Pool #BV7761

2.50%	03/01/52	13,847,911	11,397,269

Fannie Mae, Pool #BV8459

3.00%	04/01/52	19,498,930	16,571,042

Fannie Mae, Pool #BV8463

2.50%	04/01/52	26,769,475	21,932,710

Fannie Mae, Pool #BV8464

3.00%	04/01/52	20,140,542	17,116,313

Fannie Mae, Pool #BV8515

3.00%	05/01/52	29,226,842	24,836,698

Fannie Mae, Pool #CA1540

4.00%	04/01/48	12,415,421	11,498,166

Fannie Mae, Pool #CA1710

4.50%	05/01/48	5,764,249	5,506,187

Fannie Mae, Pool #CA1711

4.50%	05/01/48	5,415,016	5,172,590

Fannie Mae, Pool #CA2208

4.50%	08/01/48	5,501,638	5,255,333

Fannie Mae, Pool #CB2852

2.00%	11/01/51	19,332,267	15,291,969

Fannie Mae, Pool #CB3151

2.00%	03/01/52	44,129,031	34,865,025

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #FM9515

2.50%	11/01/51	$21,404,573	$17,563,021

Fannie Mae, Pool #FS0139

2.50%	01/01/52	29,410,707	24,184,577

Fannie Mae, Pool #FS1598

2.00%	04/01/52	31,961,500	25,183,415

Fannie Mae, Pool #MA1561

3.00%	09/01/33	18,223,024	16,471,543

Fannie Mae, Pool #MA1584

3.50%	09/01/33	11,650,314	10,764,178

Fannie Mae, Pool #MA2995

4.00%	05/01/47	3,412,738	3,164,096

Fannie Mae, Pool #MA4548

2.50%	02/01/52	19,370,515	15,908,686

Fannie Mae, Pool #MA4579

3.00%	04/01/52	36,706,067	31,212,987

Freddie Mac (4896-DA)

3.00%	01/15/49	1,512,279	1,379,763

Freddie Mac (4648-FA)

3.91% (1 mo. USD LIBOR + 0.500%) (2)	01/15/47	6,736,474	6,627,679

Freddie Mac (4929-FB)

4.04% (1 mo. USD LIBOR + 0.450%) (2)	09/25/49	14,134,958	13,911,537

Freddie Mac (1829-ZB)

6.50%	03/15/26	10,845	10,878

Freddie Mac (2367-ZK)

6.00%	10/15/31	50,182	50,894

Freddie Mac (2514-PZ) (PAC)

5.50%	10/15/32	942,243	953,519

Freddie Mac (2571-PZ) (PAC)

5.50%	02/15/33	2,236,736	2,242,590

Freddie Mac (2642-AR)

4.50%	07/15/23	26,331	26,431

Freddie Mac (2647-OV) (P/O)

0.00% (5)	07/15/33	481,888	353,181

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	695,733	685,458

Freddie Mac (2666-BD)

4.50%	08/15/23	69,499	69,797

Freddie Mac (2700-B)

4.50%	11/15/23	111,469	111,033

Freddie Mac (277-30)

3.00%	09/15/42	9,812,885	8,947,459

Freddie Mac (2903-PO) (P/O)

0.00% (5)	11/15/23	26,101	25,638

Freddie Mac (3045-HZ)

4.50%	10/15/35	637,307	596,359

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3063-YG) (PAC)

5.50%	11/15/35	$9,876,234	$9,977,299

Freddie Mac (3114-KZ)

5.00%	02/15/36	7,308,463	7,287,639

Freddie Mac (3146-GE)

5.50%	04/15/26	1,203,239	1,203,804

Freddie Mac (3149-OD) (P/O) (PAC)

0.00% (5)	05/15/36	2,551,974	2,043,890

Freddie Mac (3315-S) (I/O) (I/F)

3.00% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	412,626	31,806

Freddie Mac (3376-SX) (I/O) (I/F)

2.63% (-1 x 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	1,495,897	76,643

Freddie Mac (3410-IS) (I/O) (I/F)

2.86% (-1 x 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	1,922,151	106,650

Freddie Mac (3424-BI) (I/O) (I/F)

3.39% (-1 x 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	2,470,635	267,269

Freddie Mac (3519-SH) (I/O) (I/F)

2.09% (-1 x 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	147,334	10,468

Freddie Mac (3531-SC) (I/O) (I/F)

2.89% (-1 x 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	3,129,638	67,957

Freddie Mac (3541-SA) (I/O) (I/F)

3.34% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	1,104,987	106,239

Freddie Mac (3550-GS) (I/O) (I/F)

3.34% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	2,923,178	298,891

Freddie Mac (3551-VZ)

5.50%	12/15/32	1,166,245	1,178,375

Freddie Mac (3557-KB)

4.50%	07/15/29	2,034,408	1,996,739

Freddie Mac (3557-NB)

4.50%	07/15/29	4,697,598	4,656,032

Freddie Mac (3558-KB)

4.00%	08/15/29	2,127,589	2,070,650

Freddie Mac (3565-XB)

4.00%	08/15/24	1,173,909	1,159,929

Freddie Mac (3575-D)

4.50%	03/15/37	263,117	255,530

Freddie Mac (3788-SB) (I/O) (I/F)

3.07% (-1 x 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	4,107,184	452,626

Freddie Mac (3885-PO) (P/O) (PAC)

0.00% (5)	11/15/33	911,975	750,252

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3930-KE) (PAC)

4.00%	09/15/41	$10,470,000	$9,898,033

Freddie Mac (4030-HS) (I/O) (I/F)

3.20% (-1 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	1,535,457	147,265

Freddie Mac (4604-PB) (PAC)

3.00%	01/15/46	2,201,517	1,948,379

Freddie Mac (4846-PA)

4.00%	06/15/47	754,866	759,902

Freddie Mac (5210-LB)

3.00%	08/25/50	16,601,979	12,072,770

Freddie Mac (R002-ZA)

5.50%	06/15/35	2,137,546	2,160,258

Freddie Mac, Pool #A91162

5.00%	02/01/40	10,478,243	10,512,098

Freddie Mac, Pool #A92195

5.00%	05/01/40	2,587,462	2,586,547

Freddie Mac, Pool #G01959

5.00%	12/01/35	53,707	53,880

Freddie Mac, Pool #G06173

4.00%	11/01/40	12,535,327	11,790,589

Freddie Mac, Pool #G07556

4.00%	11/01/43	3,810,004	3,575,607

Freddie Mac, Pool #G07786

4.00%	08/01/44	12,733,182	11,956,093

Freddie Mac, Pool #G07848

3.50%	04/01/44	33,556,098	30,427,398

Freddie Mac, Pool #G08710

3.00%	06/01/46	1,034,611	897,836

Freddie Mac, Pool #G08833

5.00%	07/01/48	2,555,228	2,501,210

Freddie Mac, Pool #G08840

5.00%	08/01/48	403,677	394,606

Freddie Mac, Pool #G08843

4.50%	10/01/48	3,562,045	3,399,559

Freddie Mac, Pool #G08848

4.50%	11/01/48	1,700,786	1,626,131

Freddie Mac, Pool #G08849

5.00%	11/01/48	3,037,016	2,973,365

Freddie Mac, Pool #G13390

6.00%	01/01/24	8,057	8,044

Freddie Mac, Pool #G16085

2.50%	02/01/32	3,211,035	2,991,035

Freddie Mac, Pool #G16598

2.50%	12/01/31	2,916,261	2,707,603

Freddie Mac, Pool #G30450

6.00%	01/01/29	542,874	547,629

Freddie Mac, Pool #G30452

6.00%	10/01/28	529,197	533,833

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G30454

5.00%	05/01/29	$566,931	$559,685

Freddie Mac, Pool #G60238

3.50%	10/01/45	3,530,053	3,203,940

Freddie Mac, Pool #G60440

3.50%	03/01/46	25,178,799	22,852,738

Freddie Mac, Pool #G67707

3.50%	01/01/48	13,860,567	12,487,175

Freddie Mac, Pool #G67709

3.50%	03/01/48	20,324,232	18,244,595

Freddie Mac, Pool #G67717

4.00%	11/01/48	29,104,555	27,182,820

Freddie Mac, Pool #N70081

5.50%	07/01/38	1,655,020	1,622,830

Freddie Mac, Pool #P51350

5.00%	03/01/36	1,439,786	1,437,149

Freddie Mac, Pool #QE0312

2.00%	04/01/52	12,204,552	9,616,236

Freddie Mac, Pool #RA6528

2.50%	02/01/52	8,688,905	7,136,010

Freddie Mac, Pool #SD7513

3.50%	04/01/50	15,251,917	13,721,264

Freddie Mac, Pool #SD8194

2.50%	02/01/52	19,216,097	15,781,765

Freddie Mac, Pool #SD8199

2.00%	03/01/52	7,777,668	6,128,196

Freddie Mac, Pool #SD8205

2.50%	04/01/52	3,197,189	2,621,139

Freddie Mac, Pool #SD8212

2.50%	05/01/52	19,907,675	16,320,835

Freddie Mac, Pool #ZT1491

3.50%	11/01/48	8,458,036	7,629,689

Ginnie Mae (11-70-BO) (P/O)

0.00% (5)	05/20/41	3,874,051	2,931,415

Ginnie Mae (15-42-ZB)

3.00%	03/20/45	20,024,461	17,343,018

Ginnie Mae (15-43-DM)

2.50%	03/20/45	19,265,337	17,126,757

Ginnie Mae (15-44-Z)

3.00%	03/20/45	13,550,730	11,458,379

Ginnie Mae II, Pool #80963

2.63% (U.S. 1-year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	64,212	62,645

Ginnie Mae II, Pool #MA2374

5.00%	11/20/44	214,131	214,369

Ginnie Mae II, Pool #MA2828

4.50%	05/20/45	150,291	147,598

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3456

4.50%	02/20/46	$797,184	$782,887

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	19,705,633	18,027,670

Ginnie Mae II, Pool #MA3662

3.00%	05/20/46	5,822,983	5,161,198

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	9,447,899	8,634,539

Ginnie Mae II, Pool #MA3665

4.50%	05/20/46	1,294,548	1,261,552

Ginnie Mae II, Pool #MA3735

3.00%	06/20/46	73,851	65,704

Ginnie Mae II, Pool #MA3739

5.00%	06/20/46	2,639,656	2,651,510

Ginnie Mae II, Pool #MA3876

4.50%	08/20/46	80,132	78,089

Ginnie Mae II, Pool #MA3877

5.00%	08/20/46	1,111,787	1,106,237

Ginnie Mae II, Pool #MA4006

4.50%	10/20/46	37,193	36,245

Ginnie Mae II, Pool #MA4007

5.00%	10/20/46	2,282,710	2,293,006

Ginnie Mae II, Pool #MA4071

4.50%	11/20/46	165,219	162,952

Ginnie Mae II, Pool #MA4129

4.50%	12/20/46	59,023	57,323

Ginnie Mae II, Pool #MA4199

5.00%	01/20/47	2,352,463	2,363,075

Ginnie Mae II, Pool #MA4264

4.50%	02/20/47	5,891,068	5,715,433

Ginnie Mae II, Pool #MA4265

5.00%	02/20/47	1,951,609	1,960,298

Ginnie Mae II, Pool #MA4324

5.00%	03/20/47	2,210,558	2,218,059

Ginnie Mae II, Pool #MA4385

5.00%	04/20/47	450,311	450,531

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	348,726	346,869

Ginnie Mae II, Pool #MA4513

5.00%	06/20/47	1,290,906	1,278,877

Ginnie Mae II, Pool #MA4781

5.00%	10/20/47	1,402,897	1,401,390

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	7,659,058	6,769,455

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	7,297,110	6,817,459

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	5,462,468	4,968,311

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	$499,349	$466,526

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	467,680	449,037

Ginnie Mae II, Pool #MA6080

3.00%	08/20/49	197,456	168,660

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	2,967,319	2,534,571

Ginnie Mae II TBA, 30-Year

2.50% (6)	01/01/52	110,825,000	93,831,787

Uniform Mortgage-Backed Securities TBA, 30-Year

3.00% (6)	03/01/52	16,625,000	14,135,147

3.50% (6)	04/01/52	18,000,000	15,830,832

2.00% (6)	01/01/52	139,675,000	109,975,002

2.00% (6)	01/01/52	137,100,000	107,961,669

2.50% (6)	01/01/52	142,075,000	116,313,315

2.50% (6)	01/01/52	83,900,000	68,696,984

5.00% (6)	08/01/52	109,000,000	105,138,164

5.50% (6)	08/01/52	32,250,000	31,804,774

4.00% (6)	06/01/52	94,100,000	85,601,551

3.00% (6)	03/01/52	46,125,000	39,213,457

4.50% (6)	07/01/52	134,500,000	126,177,647

Total Residential Mortgage-Backed Securities — Agency

(Cost: $2,190,028,905)			2,010,553,980

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 35.6%

ACE Securities Corp. (07-ASP1-A2C)

4.11% (1 mo. USD LIBOR + 0.520%) (2)	03/25/37	11,061,209	5,333,268

ACE Securities Corp. (07-ASP1-A2D)

4.35% (1 mo. USD LIBOR + 0.760%) (2)	03/25/37	5,945,282	2,866,256

ACE Securities Corp. (07-HE1-A1)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	01/25/37	28,015,785	14,749,305

Argent Securities Trust (06-M1-A2C)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	07/25/36	46,595,012	13,254,380

Argent Securities Trust (06-W4-A2C)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	05/25/36	17,230,025	4,359,083

Argent Securities, Inc. Asset-Backed Pass-Through Certificates (05-W3-M2)

4.28% (1 mo. USD LIBOR + 0.690%) (2)	11/25/35	29,183,398	24,516,290

Asset-Backed Funding Certificates (07-WMC1-A2A)

4.34% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	9,631,908	7,748,575

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Banc of America Funding Corp. (04-B-3A1)

2.62% (4),(7)	12/20/34	$147,704	$120,844

Banc of America Funding Corp. (06-D-2A1)

3.50% (4),(7)	05/20/36	48,125	41,708

Banc of America Funding Corp. (06-D-3A1)

3.41% (4),(7)	05/20/36	1,464,304	1,277,512

Banc of America Funding Corp. (15-R8-1A1)

1.94% (1),(4)	11/26/46	172,190	172,148

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	285,458	240,549

Banc of America Funding Trust (06-3-5A3)

5.50% (7)	03/25/36	1,277,776	1,069,922

BCAP LLC Trust (06-AA2-A1)

3.93% (1 mo. USD LIBOR + 0.340%) (2)	01/25/37	11,044,264	9,356,291

Bear Stearns Alt-A Trust (05-2-2A4)

3.18% (4)	04/25/35	1,318	1,190

Bear Stearns Alt-A Trust (05-4-23A1)

3.11% (4),(7)	05/25/35	2,246,372	2,054,134

Bear Stearns Alt-A Trust (06-4-32A1)

3.46% (4),(7)	07/25/36	318,602	166,264

Bear Stearns ARM Trust (04-12-1A1)

2.88% (4)	02/25/35	214,512	200,010

Bear Stearns ARM Trust (05-10-A3)

3.74% (4)	10/25/35	1,452,858	1,337,194

Bear Stearns ARM Trust (06-2-2A1)

3.28% (4),(7)	07/25/36	752,403	635,610

Bear Stearns ARM Trust (07-1-1A1)

3.09% (4)	02/25/47	7,678,337	6,797,059

Bear Stearns ARM Trust (07-1-2A1)

2.78% (4),(7)	02/25/47	113,275	98,758

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)

5.50% (4)	09/25/35	912,516	791,270

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)

5.40% (4)	09/25/35	1,951,115	1,686,482

Bear Stearns Mortgage Funding Trust (06-AR1-2A1)

4.03% (1 mo. USD LIBOR + 0.440%) (2)	08/25/36	9,009,103	7,558,972

Bear Stearns Mortgage Funding Trust (06-AR3-1A1)

3.77% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	284,910	226,316

C-BASS Mortgage Loan Trust (07-CB2-A2B)

3.54%	02/25/37	2,421,009	1,483,610

C-BASS Mortgage Loan Trust (07-CB2-A2C)

3.54%	02/25/37	8,327,804	5,043,191

Chase Mortgage Finance Corp. (06-A1-2A1)

3.99% (4),(7)	09/25/36	356,918	308,088

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Chase Mortgage Finance Corp. (07-A1-8A1)

3.88% (4)	02/25/37	$1,263,702	$1,207,648

Chaseflex Trust (05-1-1A5)

6.50% (7)	02/25/35	2,213,935	1,806,117

CIM Trust

5.00%	07/25/62	5,000,000	4,375,000

CIM Trust (18-R5-A1)

3.75% (1),(4)	07/25/58	8,464,936	8,139,455

CIM Trust (18-R6-A1)

4.20% (1 mo. USD LIBOR + 1.076%) (1),(2)	09/25/58	7,495,454	7,350,315

CIM Trust (19-R3-A)

2.63% (1),(4)	06/25/58	12,063,486	10,716,649

CIM Trust (20-NR1-A)

3.45% (1)	06/26/62	24,811,070	24,226,246

CIM Trust (20-R1-A1)

2.85% (1),(4)	10/27/59	20,867,918	18,178,432

CIM Trust (20-R3-A1A)

4.00% (1),(4)	01/26/60	15,596,998	14,550,553

CIM Trust (20-R4-A1A)

3.30% (1),(4)	06/25/60	19,101,763	17,156,865

CIM Trust (20-R6-A1A)

2.25% (1),(4)	12/25/60	12,600,804	10,922,033

CIM Trust (20-R7-A1A)

2.25% (1),(4)	12/27/61	20,634,334	18,232,000

CIM Trust (21-NR2-A1)

2.57% (1)	07/25/59	16,767,197	15,708,599

CIM Trust (21-NR3-A1)

2.57% (1)	06/25/57	8,691,276	8,126,017

CIM Trust (21-R3-A1A)

1.95% (1),(4)	06/25/57	22,449,790	19,959,713

Citigroup Mortgage Loan Trust (06-HE3-A1)

3.87% (1 mo. USD LIBOR + 0.280%) (1),(2)	12/25/36	7,113,878	6,920,042

Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)

3.08% (4),(7)	07/25/36	1,690,677	1,223,316

Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)

6.50% (1),(4),(7)	10/25/36	2,267,168	1,267,307

CitiMortgage Alternative Loan Trust (07-A5-1A6)

6.00% (7)	05/25/37	8,743,949	7,770,658

Connecticut Avenue Securities Trust (19-R01-2B1)

7.94% (1 mo. USD LIBOR + 4.350%) (1),(2)	07/25/31	4,000,000	3,925,961

Connecticut Avenue Securities Trust (19-R02-1B1)

7.74% (1 mo. USD LIBOR + 4.150%) (1),(2)	08/25/31	2,000,000	1,957,670

Connecticut Avenue Securities Trust (19-R06-2B1)

7.34% (1 mo. USD LIBOR + 3.750%) (1),(2)	09/25/39	9,175,000	8,598,827

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Connecticut Avenue Securities Trust (21-R01-1B2)

9.00% (SOFR30A + 6.000%) (1),(2)	10/25/41	$10,500,000	$9,081,387

Connecticut Avenue Securities Trust (21-R03-1M2)

4.65% (SOFR30A + 1.650%) (1),(2)	12/25/41	14,450,000	13,089,619

Conseco Finance Securitizations Corp. (00-4-A5)

7.97%	05/01/32	45,277,023	9,913,055

Conseco Financial Corp. (99-2-A7)

6.44%	12/01/30	1,275,458	1,296,078

Countrywide Alternative Loan Trust (05-84-1A1)

2.69% (4),(7)	02/25/36	89,944	80,072

Countrywide Alternative Loan Trust (05-J1-2A1)

5.50%	02/25/25	128,759	124,488

Countrywide Alternative Loan Trust (07-19-1A34)

6.00% (7)	08/25/37	11,299,169	5,620,233

Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)

5.50%	08/25/34	2,883,511	2,641,339

Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)

4.19% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	6,070,580	5,022,402

Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)

3.57% (4),(7)	09/20/35	11,066	9,007

Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)

3.97% (4),(7)	09/25/47	3,536	2,829

Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)

3.47% (4),(7)	03/25/37	30,688	23,689

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	13,752	12,141

Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)

6.50% (7)	12/25/35	1,517,551	807,318

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	6,027,637	1,536,727

Credit Suisse Mortgage Trust (21-RP11-PT)

3.77% (1),(4),(7)	10/25/61	13,911,516	10,367,537

Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	10/25/36	17,713,672	11,787,008

Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)

4.05% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	12,198,928	5,770,624

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CSMC Mortgage-Backed Trust (06-8-3A1)

6.00%	10/25/21	$756,851	$378,612

CSMC Mortgage-Backed Trust (06-9-5A1)

5.50%	11/25/36	305,084	244,003

CSMC Mortgage-Backed Trust (07-2-3A4)

5.50% (7)	03/25/37	4,171,417	2,330,443

CSMC Mortgage-Backed Trust (22-RPL1-PT)

4.34% (1),(4)	04/25/61	13,656,868	12,289,123

CSMCM Trust Certificates (21-RP11-CERT)

3.78% (1)	10/27/61	588,703	453,952

CSMCM Trust Certificates (22-RPL1-CERT)

4.23% (1)	04/25/61	576,789	502,423

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (05-1-1A3)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	02/25/35	3,649,986	3,488,093

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

3.97% (1 mo. USD LIBOR + 0.380%) (2)	02/25/37	173,488	149,351

DSLA Mortgage Loan Trust (05-AR6-2A1A)

4.06% (1 mo. USD LIBOR + 0.580%) (2)	10/19/45	1,689,456	1,435,555

DSLA Mortgage Loan Trust (06-AR2-2A1A)

3.68% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	20,055,398	13,767,499

DSLA Mortgage Loan Trust (07-AR1-2A1A)

3.62% (1 mo. USD LIBOR + 0.140%) (2)	03/19/37	4,358,501	3,445,807

Fieldstone Mortgage Investment Corp. (07-1-2A2)

3.62% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	2,697,545	1,896,623

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)

3.75% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	10,184,078	8,952,041

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)

3.73% (1 mo. USD LIBOR + 0.140%) (2)	01/25/38	3,270,576	1,727,227

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)

3.81% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	16,008,142	8,456,165

First Franklin Mortgage Loan Trust (06-FF12-A1)

3.69% (1 mo. USD LIBOR + 0.105%) (2)	09/25/36	5,682,212	5,205,893

First Franklin Mortgage Loan Trust (06-FF9-2A4)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	06/25/36	9,068,000	7,792,636

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Franklin Mortgage Loan Trust (07-FF2-A1)

3.73% (1 mo. USD LIBOR + 0.140%) (2)	03/25/37	$33,928,196	$18,114,520

First Franklin Mortgage Loan Trust (07-FF2-A2C)

3.74% (1 mo. USD LIBOR + 0.150%) (2)	03/25/37	36,808,220	18,629,994

First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)

4.11% (4),(7)	05/25/35	1,339,950	1,208,660

First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)

3.53% (4),(7)	09/25/35	1,487,619	1,304,351

First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)

3.72% (4),(7)	09/25/35	923,902	800,372

First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)

3.26% (4),(7)	01/25/37	4,589,320	3,513,049

Freddie Mac (21-DNA7-B1)

6.65% (SOFR30A + 3.650%) (1),(2)	11/25/41	11,650,000	10,164,034

Freddie Mac (21-HQA2-B1)

6.15% (SOFR30A + 3.150%) (1),(2)	12/25/33	3,000,000	2,427,876

Freddie Mac (22-DNA1-M2)

5.50% (SOFR30A + 2.500%) (1),(2)	01/25/42	13,850,000	11,968,867

Fremont Home Loan Trust (05-E-2A4)

4.25% (1 mo. USD LIBOR + 0.660%) (2)	01/25/36	9,532,788	9,096,326

GMACM Mortgage Loan Trust (05-AR5-2A1)

4.20% (4)	09/19/35	1,774,853	1,234,364

GreenPoint Mortgage Funding Trust (05-AR3-1A1)

4.07% (1 mo. USD LIBOR + 0.480%) (2)	08/25/45	219,236	167,339

GS Mortgage-Backed Securities Trust

2.50% (1),(4)	01/25/53	5,964,320	4,826,125

GSAA Home Equity Trust (05-7-AF5)

5.11%	05/25/35	80,252	76,665

GSR Mortgage Loan Trust (04-9-3A1)

3.50% (4)	08/25/34	1,175,045	1,055,066

GSR Mortgage Loan Trust (06-OA1-2A2)

4.11% (1 mo. USD LIBOR + 0.520%) (2)	08/25/46	42,649,434	11,498,138

GSR Mortgage Loan Trust (07-3F-3A7)

6.00% (7)	05/25/37	4,674,589	3,306,913

GSR Mortgage Loan Trust (07-AR2-2A1)

3.15% (4)	05/25/37	1,574,919	985,309

GSR Mortgage Loan Trust (07-AR2-5A1A)

3.90% (4),(7)	05/25/37	613,282	531,657

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

HarborView Mortgage Loan Trust (06-1-1A1A)

4.00% (1 mo. USD LIBOR + 0.520%) (2),(7)	03/19/36	$22,680,944	$14,146,200

HarborView Mortgage Loan Trust (07-3-1A1A)

3.88% (1 mo. USD LIBOR + 0.200%) (2)	05/19/47	9,592,184	7,911,919

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	575,139	441,788

HSI Asset Securitization Corp. (06-HE2-1A)

3.85% (1 mo. USD LIBOR + 0.260%) (2)	12/25/36	36,021,050	15,479,160

HSI Asset Securitization Corp. (06-WMC1-A3)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	07/25/36	24,515,298	11,414,129

Impac CMB Trust (05-1-1A1)

4.11% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	441,167	407,280

Impac CMB Trust (05-5-A2)

4.03% (1 mo. USD LIBOR + 0.220%) (2)	08/25/35	2,211,490	1,979,970

Impac Secured Assets Trust (06-3-A1)

3.93% (1 mo. USD LIBOR + 0.340%) (2),(7)	11/25/36	3,873,538	3,377,682

IndyMac Index Mortgage Loan Trust (04-AR4-2A)

3.61% (4)	08/25/34	2,504,448	2,372,028

IndyMac Index Mortgage Loan Trust (04-AR9-4A)

3.94% (4)	11/25/34	247,725	223,588

IndyMac Index Mortgage Loan Trust (05-AR17-3A1)

3.27% (4),(7)	09/25/35	2,555,732	1,778,699

IndyMac Index Mortgage Loan Trust (05-AR23-2A1)

3.44% (4)	11/25/35	1,651,317	1,366,583

IndyMac Index Mortgage Loan Trust (05-AR23-6A1)

3.20% (4),(7)	11/25/35	2,480,574	2,038,453

IndyMac Index Mortgage Loan Trust (05-AR25-2A1)

3.17% (4)	12/25/35	1,275,883	1,140,890

IndyMac Index Mortgage Loan Trust (05-AR7-2A1)

2.72% (4),(7)	06/25/35	782,557	619,439

IndyMac Index Mortgage Loan Trust (06-AR39-A1)

3.95% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	4,412,868	3,737,079

IndyMac Index Mortgage Loan Trust (07-AR11-1A1)

2.86% (4),(7)	06/25/37	11,841	9,345

IndyMac Index Mortgage Loan Trust (07-AR5-2A1)

3.03% (4),(7)	05/25/37	8,519,992	6,912,637

IndyMac Index Mortgage Loan Trust (07-AR7-1A1)

3.08% (4),(7)	11/25/37	1,662,792	1,359,671

IndyMac INDX Mortgage Loan Trust (06-AR6-2A1A)

3.99% (1 mo. USD LIBOR + 0.400%) (2),(7)	06/25/46	7,562,073	6,683,020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.39% (4),(7)	05/25/36	$3,256,256	$1,920,270

JPMorgan Alternative Loan Trust (06-A4-A8)

3.49% (4),(7)	09/25/36	252,005	265,401

JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)

5.76%	10/25/36	3,949,693	2,523,890

JPMorgan Mortgage Acquisition Trust (06-WMC4-A3)

3.71% (1 mo. USD LIBOR + 0.120%) (2)	12/25/36	26,150,424	13,430,860

JPMorgan Mortgage Trust (05-A6-7A1)

3.96% (4),(7)	08/25/35	113,012	93,780

JPMorgan Mortgage Trust (06-A2-5A3)

3.71% (4)	11/25/33	551,440	523,456

JPMorgan Mortgage Trust (06-A4-1A4)

3.40% (4),(7)	06/25/36	205,112	152,675

JPMorgan Mortgage Trust (06-A7-2A4R)

3.39% (4),(7)	01/25/37	8,554	6,663

JPMorgan Mortgage Trust (06-S2-2A2)

5.88% (7)	06/25/21	9,071	9,148

Lehman Mortgage Trust (06-4-4A1)

6.00% (7)	08/25/21	521,794	367,141

Lehman XS Trust (06-10N-1A3A)

4.01% (1 mo. USD LIBOR + 0.420%) (2)	07/25/46	6,771,720	6,234,130

Lehman XS Trust (06-12N-A31A)

3.99% (1 mo. USD LIBOR + 0.400%) (2)	08/25/46	2,071,402	1,973,824

Lehman XS Trust (06-9-A1B)

3.91% (1 mo. USD LIBOR + 0.320%) (2),(8)	05/25/46	3,503	—

Lehman XS Trust (06-GP2-3A1)

3.99% (1 mo. USD LIBOR + 0.400%) (2)	06/25/46	10,779,766	9,506,810

Lehman XS Trust (06-GP4-3A2A)

3.91% (1 mo. USD LIBOR + 0.160%) (2),(8)	08/25/46	6	—

Lehman XS Trust (06-GP4-3A5)

4.04% (1 mo. USD LIBOR + 0.450%) (2)	08/25/46	7,325,040	6,699,182

LHOME Mortgage Trust (21-RTL3-A1)

2.36% (1)	09/25/26	21,225,000	19,950,180

MASTR Alternative Loans Trust (05-4-1A1)

6.50%	05/25/35	4,200,308	3,354,207

MASTR Alternative Loans Trust (06-2-2A1)

3.99% (1 mo. USD LIBOR + 0.400%) (2),(7),(8)	03/25/36	65,546	7,640

MASTR Asset Securitization Trust (06-3-2A1)

4.04% (1 mo. USD LIBOR + 0.450%) (2)	10/25/36	28,197	5,278

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

MASTR Asset-Backed Securities Trust (06-AB1-A4)

6.22%	02/25/36	$220,287	$172,206

MASTR Asset-Backed Securities Trust (06-HE5-A3)

3.75% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	14,624,630	8,564,651

MASTR Seasoned Securitization Trust (04-1-4A1)

4.22% (4)	10/25/32	3,556	3,409

Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)

4.05% (1 mo. USD LIBOR + 0.460%) (2)	01/25/37	1,526,441	466,926

Merrill Lynch Alternative Note Asset Trust (07-A1-A3)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	01/25/37	785,201	259,072

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)

3.93% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	35,186,464	14,478,146

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)

4.09% (1 mo. USD LIBOR + 0.500%) (2)	04/25/37	19,635,725	8,131,293

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)

4.27% (1 mo. USD LIBOR + 0.680%) (2)	04/25/37	5,013,464	2,090,119

Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)

4.07% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	4,392,972	3,413,508

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

3.72% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	1,871,520	1,103,005

Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)

3.75% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	25,231,555	17,337,420

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

6.38% (U.S. 1-year Treasury Constant Maturity Rate + 2.400%) (2),(7)	08/25/36	556,246	489,247

Mid-State Trust (05-1-A)

5.75%	01/15/40	1,359,734	1,331,052

Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)

4.55% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	416,038	400,975

Morgan Stanley Home Equity Loan Trust (06-2-A4)

4.15% (1 mo. USD LIBOR + 0.560%) (2)	02/25/36	696,971	683,840

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)

6.26%	01/25/47	$2,140,028	$670,862

Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)

3.83% (1 mo. USD LIBOR + 0.240%) (2)	04/25/37	2,723,247	821,990

MortgageIT Trust (05-4-A1)

4.15% (1 mo. USD LIBOR + 0.560%) (2)	10/25/35	654,731	627,148

New Century Home Equity Loan Trust (06-1-A2B)

3.95% (1 mo. USD LIBOR + 0.360%) (2)	05/25/36	12,761,990	12,427,573

Oakwood Mortgage Investors, Inc. (02-A-A4)

6.97% (4)	03/15/32	334,447	331,298

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (4)	03/15/30	6,063,703	3,953,259

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

4.13% (1 mo. USD LIBOR + 0.540%) (2)	03/25/37	8,625,218	8,265,502

Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)

3.91% (1 mo. USD LIBOR + 0.320%) (2)	09/25/37	15,350,919	7,006,659

PRET LLC (21-RN3-A1)

1.84% (1)	09/25/51	8,320,000	7,529,166

PRET LLC (22-RN1-A1)

3.72% (1)	07/25/51	17,917,610	16,648,309

Pretium Mortgage Credit Partners LLC (22-RN3-A2)

6.50% (1),(4)	08/25/52	17,115,000	15,341,895

PRPM LLC (21-10-A1)

2.49% (1)	10/25/26	15,234,782	13,743,450

PRPM LLC (21-9-A1)

2.36% (1)	10/25/26	8,389,423	7,432,290

PRPM LLC (22-1-A1)

3.72% (1)	02/25/27	13,886,675	12,932,355

PRPM LLC (22-2-A1)

5.00% (1),(7)	03/25/27	13,275,764	12,602,065

PRPM LLC (22-3-A1)

5.56% (1)	06/25/27	17,394,171	16,676,861

RAAC Series Trust (05-SP1-4A1)

7.00%	09/25/34	1,183,842	1,076,969

RALI Trust (05-QA13-2A1)

4.25% (4),(7)	12/25/35	404,196	323,621

RALI Trust (05-QA7-A21)

3.61% (4),(7)	07/25/35	1,097,676	1,003,059

Residential Accredit Loans, Inc. (05-QA8-CB21)

4.11% (4),(7)	07/25/35	2,889,777	1,687,063

Residential Accredit Loans, Inc. (06-QA1-A21)

4.59% (4),(7)	01/25/36	9,435	7,387

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Residential Accredit Loans, Inc. (06-QA10-A2)

3.95% (1 mo. USD LIBOR + 0.360%) (2)	12/25/36	$7,710,330	$6,183,938

Residential Accredit Loans, Inc. (06-QA2-1A1)

3.84% (1 mo. USD LIBOR + 0.250%) (2),(7)	02/25/36	12,038	8,262

Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)

0.57% (4),(8)	08/25/36	19,975,020	371,631

Residential Accredit Loans, Inc. (06-QS5-A5)

6.00% (7)	05/25/36	2,351,636	1,886,179

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.77% (4),(8)	06/25/36	26,793,620	575,018

Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)

0.71% (4),(8)	06/25/36	5,371,280	59,991

Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)

0.17% (4),(8)	01/25/37	1,414,440	8,020

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (4),(8)	01/25/37	9,748,400	105,272

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.36% (4),(8)	02/25/37	43,875,071	511,022

Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)

0.36% (4),(8)	03/25/37	5,114,252	58,499

Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)

0.29% (4),(8)	03/25/37	6,523,292	53,886

Residential Accredit Loans, Inc. (07-QS6-A45)

5.75% (7)	04/25/37	1,465,084	1,211,729

Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)

0.42% (4),(8)	06/25/37	10,453,526	156,407

Residential Asset Securitization Trust (07-A3-1A4)

5.75% (7)	04/25/37	2,301,147	1,206,159

Residential Funding Mortgage Securities I (05-SA5-2A)

4.03% (4),(7)	11/25/35	8,521	7,202

Residential Funding Mortgage Securities I (06-S9-A3) (PAC)

5.75% (7)	09/25/36	318,347	246,170

Residential Funding Mortgage Securities I (07-S2-A9)

6.00% (7)	02/25/37	3,221,226	2,517,735

Residential Funding Mortgage Securities I (07-SA2-2A2)

3.51% (4),(7)	04/25/37	8,992	6,800

Roc Mortgage Trust (21-RTL1-A1)

2.49% (1),(4)	08/25/26	16,300,000	15,396,339

Saxon Asset Securities Trust (06-3-A3)

3.76% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	3,770,104	3,663,377

Saxon Asset Securities Trust (07-2-A2C)

3.83% (1 mo. USD LIBOR + 0.240%) (2)	05/25/47	10,826,322	7,276,745

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Saxon Asset Securities Trust (07-2-A2D)

3.89% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	$12,593,628	$8,467,269

Securitized Asset Backed Receivables LLC Trust (06-WM4-A1)

3.97% (1 mo. USD LIBOR + 0.380%) (1),(2)	11/25/36	27,396,400	12,321,126

Securitized Asset Backed Receivables LLC Trust (07-BR2-A1)

3.77% (1 mo. USD LIBOR + 0.180%) (1),(2)	02/25/37	20,538,913	17,153,718

Securitized Asset-Backed Receivables LLC Trust (06-CB1-AF2)

2.89%	01/25/36	2,850,082	2,249,221

Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)

3.93% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	7,728,123	3,243,696

Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)

3.82% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	26,716,776	12,489,796

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)

3.73% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	12,514,135	10,234,471

Sequoia Mortgage Trust (03-8-A1)

4.13% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	372,818	353,497

SG Mortgage Securities Trust (07-NC1-A2)

3.83% (1 mo. USD LIBOR + 0.240%) (1),(2)	12/25/36	15,580,222	9,552,811

Soundview Home Equity Loan Trust (07-OPT3-2A4)

3.84% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	3,501,149

Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)

3.79% (4)	09/25/34	495,886	478,929

Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)

4.10% (4)	10/25/34	1,012,243	973,737

Structured Adjustable Rate Mortgage Loan Trust (06-2-3A1)

3.73% (4),(7)	03/25/36	7,798,632	7,408,468

Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)

3.35% (4),(7)	03/25/36	232,684	172,553

Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)

3.62% (4),(7)	05/25/36	1,345,522	1,010,129

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)

3.15% (4),(7)	06/25/36	$1,544,869	$1,353,136

Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)

2.57% (4)	02/25/37	1,514,289	835,422

Structured Asset Mortgage Investments II Trust (07-AR4-A5)

3.81% (1 mo. USD LIBOR + 0.220%) (2)	09/25/47	13,532,730	12,004,275

Structured Asset Securities Corp. (05-2XS-1A5B)

5.15%	02/25/35	1	1

SunTrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)

2.59% (4)	04/25/37	93,448	58,883

SunTrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)

3.10% (4)	06/25/37	2,554	1,762

SunTrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)

3.37% (4)	01/25/37	234,314	226,316

Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)

1.62% (1 mo. USD LIBOR + 0.480%) (2)	08/25/36	5,708,853	2,269,183

WaMu Mortgage Pass-Through Certificates (04-AR14-A1)

2.81% (4)	01/25/35	2,552,698	2,344,173

WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)

3.14% (4)	12/25/35	570,396	519,919

WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)

2.99% (4)	01/25/36	868,484	780,015

WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)

2.44% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	5,955,227	5,332,712

WaMu Mortgage Pass-Through Certificates (06-AR11-1A)

2.33% (12 mo. Monthly Treasury Average Index + 0.960%) (2),(7)	09/25/46	2,058,277	1,676,191

WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)

1.91% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	2,174,834	1,897,254

Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)

2.73% (4)	11/25/30	26,007	25,415

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)

5.75% (7)	02/25/36	$517,389	$458,786

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)

4.19% (1 mo. USD LIBOR + 0.600%) (2),(7)	07/25/36	1,145,970	752,899

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)

3.93% (1 mo. USD LIBOR + 0.340%) (2)	12/25/36	1,763,666	1,543,347

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)

2.62% (12 mo. Monthly Treasury Average Index + 0.960%) (2),(7)	04/25/47	930,295	769,438

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)

4.21% (1 mo. USD LIBOR + 0.620%) (2)	06/25/37	2,562,489	2,291,782

Washington Mutual Asset-Backed Certificates (06-HE1-2A4)

4.15% (1 mo. USD LIBOR + 0.560%) (2)	04/25/36	1,937,605	1,853,676

Washington Mutual Asset-Backed Certificates (07-HE2-2A1)

3.69% (1 mo. USD LIBOR + 0.100%) (2)	02/25/37	15,621,548	4,492,918

Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)

4.23% (1 mo. USD LIBOR + 0.640%) (2)	03/25/37	5,521,000	4,700,168

Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)

4.06% (4),(7)	08/25/36	1,031,636	931,266

Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)

4.10% (4),(7)	08/25/37	47,288	39,412

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,155,433,896)			1,105,161,371

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3% (Cost: $11,500,000)

Federal Home Loan Banks

1.61% (5)	09/04/24	11,500,000	10,856,570

U.S. TREASURY SECURITIES — 2.3%

U.S. Treasury Bond

3.00%	08/15/52	3,700,000	2,965,203

U.S. Treasury Note

2.38%	02/15/42	13,965,000	10,203,178

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (Continued)

2.75%	08/15/32	$32,495,000	$29,103,335

4.13%	10/31/27	23,400,000	23,283,914

4.25%	09/30/24	1,350,000	1,343,276

4.38%	10/31/24	4,530,000	4,520,887

Total U.S. Treasury Securities

(Cost: $74,198,328)			71,419,793

Total Fixed Income Securities

(Cost: $4,276,416,392)			3,927,843,204

		Shares

MONEY MARKET INVESTMENTS — 1.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (9)		56,353,130	56,353,130

Total Money Market Investments

(Cost: $56,353,130)			56,353,130

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 1.3%

U.S. Government Agency Obligations — 1.3%

Federal Home Loan Banks

4.01%	04/14/23	$25,000,000	$24,499,418

4.15%	01/25/23	15,000,000	14,856,869

Total U.S. Government Agency Obligations

(Cost: $39,415,920)			39,356,287

Total Short Term Investments

(Cost: $39,415,919)			39,356,287

Total Investments (129.6%)

(Cost: $4,372,185,442)			4,023,552,621

Liabilities In Excess Of Other Assets (-29.6%)			(919,298,346)

Net Assets (100.0%)			$3,104,254,275

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
2,099	U.S. Ultra Long Bond Futures	12/20/22	$310,462,080	$267,950,469	$(42,511,611)
13	10-Year U.S. Treasury Note Futures	12/20/22	1,523,465	1,507,797	(15,668)
3,097	5-Year U.S Treasury Note Futures	12/30/22	343,102,800	330,120,844	(12,981,956)
3,579	2-Year U.S Treasury Note Futures	12/30/22	745,081,402	731,486,083	(13,595,319)

			$1,400,169,747	$1,331,065,193	$(69,104,554)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (10)
Citibank N.A.	EUR	8,569,000	01/13/23	$8,486,909	$8,521,333	$(34,424)

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2022

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ARM	Adjustable Rate Mortgage.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
P/O	Principal Only Security.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $1,130,562,862 or 36.4% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security is not accruing interest.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	64.8%
Residential Mortgage-Backed Securities — Non-Agency	35.6
Asset-Backed Securities	13.4
Commercial Mortgage-Backed Securities — Non-Agency	9.6
U.S. Treasury Securities	2.3
Money Market Investments	1.8
U.S. Government Agency Obligations	1.6
Commercial Mortgage-Backed Securities — Agency	0.5
Other*	(29.6)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$416,018,146	$—	$416,018,146
Commercial Mortgage-Backed Securities — Agency	—	14,726,045	—	14,726,045
Commercial Mortgage-Backed Securities — Non-Agency	—	299,107,299	—	299,107,299
Residential Mortgage-Backed Securities — Agency	—	2,010,553,980	—	2,010,553,980
Residential Mortgage-Backed Securities — Non-Agency	—	1,103,253,985	1,907,386	1,105,161,371
U.S. Government Agency Obligations	—	10,856,570	—	10,856,570
U.S. Treasury Securities	71,419,793	—	—	71,419,793

Total Fixed Income Securities	71,419,793	3,854,516,025	1,907,386	3,927,843,204

Money Market Investments	56,353,130	—	—	56,353,130
Short-Term Investments	—	39,356,287	—	39,356,287

Total Investments	$127,772,923	$3,893,872,312	$1,907,386	$4,023,552,621

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(69,104,554)	$—	$—	$(69,104,554)
Forward Currency Contracts
Foreign Currency Risk	—	(34,424)	—	(34,424)

Total	$(69,104,554)	$(34,424)	$—	$(69,138,978)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2022

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
ASSETS
Investments, at Value (2)	$1,383,785,060	$36,040,786	$18,122,556
Investment in Affiliated Issuers, at Value	—	—	561,009	(3)
Cash	413,237	1,094	5,621
Receivable for Securities Sold	397,584	51,353	1
Receivable for Sale of When-Issued Securities	108,194,248	—	471,414
Receivable for Fund Shares Sold	2,254,864	23,815	3,737
Interest and Dividends Receivable	6,592,093	196,323	142,396
Receivable from Investment Advisor	78,563	50,115	33,222
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—	150,928
Receivable for Daily Variation Margin on Open Financial Futures Contracts	231,254	—	2,187
Cash Collateral Held for Brokers	15,649,282	—	194,617
Open Swap Agreements, at Value	—	742,107	—
Cash Collateral on Deposit	—	3,920,000	—
Prepaid Expenses	53,446	18,782	25,534

Total Assets	1,517,649,631	41,044,375	19,713,222

LIABILITIES
Distributions Payable	2,772,876	—	27,822
Payable for Securities Purchased	—	—	47,058
Payable for Purchase of When-Issued Securities	344,324,195	—	2,901,491
Payable for Fund Shares Redeemed	6,025,080	84,722	31
Accrued Directors’ Fees and Expenses	11,634	11,634	11,634
Deferred Accrued Directors’ Fees and Expenses	1,587	1,587	1,587
Accrued Management Fees	429,565	17,677	6,958
Accrued Distribution Fees	36,665	2,493	1,642
Interest Payable on Swap Agreements	—	44,877	—
Payable for Daily Variation Margin on Open Centrally Cleared Swap Contracts	157,829	—	1,660
Open Swap Agreements, at Value	—	3,629	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	48,124	—	226,526
Transfer Agent Fees Payable	406,738	9,708	5,031
Administration Fee Payable	97,781	53,985	9,295
Audit Fees Payable	48,520	32,232	38,197
Accounting Fees Payable	66,890	23,033	1,838
Custodian Fees Payable	45,788	50,530	39,172
Legal Fees Payable	9,771	370	312
Other Accrued Expenses	48,862	16,174	12,961

Total Liabilities	354,531,905	352,651	3,333,215

NET ASSETS	$1,163,117,726	$40,691,724	$16,380,007

NET ASSETS CONSIST OF:
Paid-in Capital	$1,443,246,297	$44,138,871	$21,374,918
Accumulated Earnings (Loss)	(280,128,571)	(3,447,147)	(4,994,911)

NET ASSETS	$1,163,117,726	$40,691,724	$16,380,007

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$911,212,596	$29,511,114	$8,649,980

N Class Share	$170,497,229	$11,180,610	$7,730,027

Plan Class Share	$81,407,901	$—	$—

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	96,991,084	4,652,144	1,115,741

N Class Share	18,180,788	1,763,300	997,303

Plan Class Share	8,622,881	—	—

NET ASSET VALUE PER SHARE: (5)
I Class Share	$9.39	$6.34	$7.75

N Class Share	$9.38	$6.34	$7.75

Plan Class Share	$9.44	$—	$—

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)

The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2022 was $1,517,706,740, $37,514,947 and $21,072,273, respectively.

(3)	The identified cost for the TCW Global Bond Fund at October 31, 2022 was $766,941.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2022

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
ASSETS
Investments, at Value (1)	$57,595,136	$10,743,747	$4,023,552,621
Cash	4,765	1,366	6,970,570
Receivable for Securities Sold	2,730,268	—	130,337
Receivable for Sale of When-Issued Securities	—	433,792	402,333,688
Receivable for Fund Shares Sold	24,368	88	4,444,592
Interest and Dividends Receivable	717,691	44,914	9,443,411
Receivable from Investment Advisor	14,738	23,420	—
Unrealized Appreciation on Open Forward Foreign Currency Contracts	60	—	—
Receivable for Daily Variation Margin on Open Financial Futures Contracts	9,091	6,750	—
Cash Collateral Held for Brokers	289,000	68,000	57,190,976
Prepaid Expenses	15,078	11,919	100,552

Total Assets	61,400,195	11,333,996	4,504,166,747

LIABILITIES
Distributions Payable	282,812	17,904	8,682,053
Payable for Securities Purchased	894,116	506,971	27,089,985
Payable for Purchase of When-Issued Securities	—	2,419,713	1,348,273,490
Payable for Fund Shares Redeemed	27,361	21	6,361,163
Accrued Directors’ Fees and Expenses	11,634	11,634	11,634
Deferred Accrued Directors’ Fees and Expenses	1,587	1,587	1,587
Accrued Management Fees	23,102	2,512	1,184,193
Accrued Distribution Fees	1,909	—	110,807
Payable for Daily Variation Margin on Open Financial Futures Contracts	—	—	5,483,938
Unrealized Depreciation on Open Forward Foreign Currency Contracts	900	—	34,424
Transfer Agent Fees Payable	26,505	4,144	1,540,019
Administration Fee Payable	12,976	8,909	315,413
Audit Fees Payable	27,250	61,201	136,322
Accounting Fees Payable	16,593	1,476	202,111
Custodian Fees Payable	24,492	17,365	56,846
Legal Fees Payable	687	245	26,312
Other Accrued Expenses	13,068	10,813	402,175

Total Liabilities	1,364,992	3,064,495	1,399,912,472

NET ASSETS	$60,035,203	$8,269,501	$3,104,254,275

NET ASSETS CONSIST OF:
Paid-in Capital	$70,990,905	$9,206,336	$3,935,236,943
Accumulated Earnings (Loss)	(10,955,702)	(936,835)	(830,982,668)

NET ASSETS	$60,035,203	$8,269,501	$3,104,254,275

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$50,991,994	$8,269,501	$2,595,866,054

N Class Share	$9,043,209	$—	$506,866,467

Plan Class Share	$—	$—	$1,521,754

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	8,792,330	1,023,111	326,274,396

N Class Share	1,549,586	—	61,743,554

Plan Class Share	—	—	190,251

NET ASSET VALUE PER SHARE: (3)
I Class Share	$5.80	$8.08	$7.96

N Class Share	$5.84	$—	$8.21

Plan Class Share	$—	$—	$8.00

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2022 was $65,576,619, $11,271,024 and $4,372,185,442, respectively.
(2)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2022

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
INVESTMENT INCOME
Income:
Dividends from Investment in Affiliated Issuers	$—	$—	$33,497
Interest	36,536,989	722,125	733,116

Total	36,536,989	722,125	766,613

Expenses:
Management Fees	6,065,084	174,082	111,848
Accounting Services Fees	114,438	38,764	4,134
Administration Fees	172,522	36,425	17,577
Transfer Agent Fees:
I Class	1,148,372	21,005	8,508
N Class	246,744	15,414	8,963
Plan Class	8,145	—	—
Custodian Fees	72,861	78,169	78,099
Professional Fees	103,873	53,817	67,096
Directors’ Fees and Expenses	46,667	46,667	46,667
Registration Fees:
I Class	40,078	23,738	19,071
N Class	20,589	25,746	18,366
Plan Class	18,242	—	—
Distribution Fees:
N Class	503,103	20,121	23,271
Compliance Expense	6,328	6,328	6,328
Shareholder Reporting Expense	10,155	1,551	1,404
Other	99,407	12,622	19,850

Total	8,676,608	554,449	431,182

Less Expenses Borne by Investment Advisor:
I Class	563,924	223,248	147,789
N Class	363,874	119,771	135,394
Plan Class	31,757	—	—

Net Expenses	7,717,053	211,430	147,999

Net Investment Income	28,819,936	510,695	618,614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(135,779,342)	(100,924)	(2,210,225)
Investments in Affiliated Issuers	—	—	(75,538)
Foreign Currency	(190,998)	—	(23,412)
Foreign Currency Forward Contracts	1,140,106	—	(629,498)
Futures Contracts	2,075,978	—	(38,872)
Options Written	(4,409,531)	—	4,380
Swap Agreements	(35,378)	(2,988,340)	(820)
Change in Unrealized (Depreciation) on:
Investments	(165,894,822)	(1,488,761)	(2,828,921)
Foreign Currency	(1,995)	—	(1,388)
Foreign Currency Forward Contracts	(48,124)	—	(74,656)
Futures contracts	(1,674,943)	—	92,721
Investments in Affiliated Issuers	—	—	(166,768)
Options Written	986,072	—	—
Swap Agreements	(6,773,509)	748,867	(59,091)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(310,606,486)	(3,829,158)	(6,012,088)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(281,786,550)	$(3,318,463)	$(5,393,474)

(1)	Consolidated Statement of Operations (See Note 2).

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2022

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
INVESTMENT INCOME
Income:
Interest	$4,139,190	$209,887	$168,148,876

Total	4,139,190	209,887	168,148,876

Expenses:
Management Fees	371,147	44,495	16,467,298
Accounting Services Fees	30,381	2,765	300,676
Administration Fees	23,675	15,787	458,746
Transfer Agent Fees:
I Class	82,051	20,163	3,734,209
N Class	18,665	—	672,370
Plan Class	—	—	6,232
Custodian Fees	26,756	33,453	93,641
Professional Fees	46,683	103,950	279,613
Directors’ Fees and Expenses	46,667	46,667	46,667
Registration Fees:
I Class	24,425	22,778	80,216
N Class	19,432	—	33,780
Plan Class	—	—	19,514
Distribution Fees:
N Class	29,297	—	1,690,858
Compliance Expense	6,328	6,328	6,328
Shareholder Reporting Expense	4,096	—	25,116
Other	15,662	8,772	477,637

Total	745,265	305,158	24,392,901

Less Expenses Borne by Investment Advisor:
I Class	206,979	249,221	2,135,991
N Class	55,374	—	639,422
Plan Class	—	—	25,782

Net Expenses	482,912	55,937	21,591,706

Net Investment Income	3,656,278	153,950	146,557,170

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(3,815,224)	(659,093)	(265,587,258)
Foreign Currency	(481)	(4,780)	126,067
Foreign Currency Forward Contracts	24,133	9,216	1,822,507
Futures Contracts	932,732	291,660	(164,653,189)
Change in Unrealized (Depreciation) on:
Investments	(9,452,964)	(273,807)	(503,521,049)
Foreign Currency	(64)	—	(177)
Foreign Currency Forward Contracts	(840)	—	(34,424)
Futures contracts	(12,003)	72,524	(68,110,829)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(12,324,711)	(564,280)	(999,958,352)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,668,433)	$(410,330)	$(853,401,182)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$28,819,936	$15,183,912	$510,695	$12,917
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(137,199,165)	(817,901)	(3,089,264)	563,271
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written, Foreign Currency Transactions and Swap Contracts	(173,407,321)	(12,278,658)	(739,894)	13,182

Increase (Decrease) in Net Assets Resulting from Operations	(281,786,550)	2,087,353	(3,318,463)	589,370

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(23,342,013)	(54,874,147)	(1,055,936)	(31,504)
Return of Capital	(4,452,370)	(6,135,591)	—	—

Total Distributions to Shareholders	(27,794,383)	(61,009,738)	(1,055,936)	(31,504)

NET CAPITAL SHARE TRANSACTIONS
I Class	(301,442,390)	176,664,657	30,246,122	952,173
N Class	(12,158,536)	(9,836,433)	11,926,112	218,346
Plan Class	90,797,662	870,109	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(222,803,264)	167,698,333	42,172,234	1,170,519

Increase (Decrease) in Net Assets	(532,384,197)	108,775,948	37,797,835	1,728,385
NET ASSETS
Beginning of year	1,695,501,923	1,586,725,975	2,893,889	1,165,504

End of year	$1,163,117,726	$1,695,501,923	$40,691,724	$2,893,889

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$618,614	$646,393	$3,656,278	$3,905,918
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(2,973,985)	(314,696)	(2,858,840)	3,161,035
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Foreign Currency Transactions and Swap Contracts	(3,038,103)	(960,771)	(9,465,871)	784,193

Increase (Decrease) in Net Assets Resulting from Operations	(5,393,474)	(629,074)	(8,668,433)	7,851,146

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(98,875)	(1,403,091)	(5,890,701)	(4,114,958)
Return of Capital	(298,881)	(207,034)	—	—

Total Distributions to Shareholders	(397,756)	(1,610,125)	(5,890,701)	(4,114,958)

NET CAPITAL SHARE TRANSACTIONS
I Class	(12,356,627)	15,202,934	(32,767,878)	7,118,045
N Class	(546,364)	316,428	(3,908,789)	(3,378,540)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(12,902,991)	15,519,362	(36,676,667)	3,739,505

Increase (Decrease) in Net Assets	(18,694,221)	13,280,163	(51,235,801)	7,475,693
NET ASSETS
Beginning of year	35,074,228	21,794,065	111,271,004	103,795,311

End of year	$16,380,007	$35,074,228	$60,035,203	$111,271,004

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$153,950	$309,248	$146,557,170	$144,428,513
Net Realized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(362,997)	(6,742)	(428,291,873)	(99,687,888)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(201,283)	(229,234)	(571,666,479)	(89,012,024)

Increase (Decrease) in Net Assets Resulting from Operations	(410,330)	73,272	(853,401,182)	(44,271,399)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(252,893)	(116,060)	(98,490,713)	(180,514,941)
Return of Capital	(80,452)	—	—	(7,936,807)

Total Distributions to Shareholders	(333,345)	(116,060)	(98,490,713)	(188,451,748)

NET CAPITAL SHARE TRANSACTIONS
I Class	(9,048,272)	10,406,189	(873,138,545)	(1,286,832,084)
N Class	—	—	(155,694,602)	(979,184,016)
Plan Class	—	—	1,217,353	595,978

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(9,048,272)	10,406,189	(1,027,615,794)	(2,265,420,122)

Increase (Decrease) in Net Assets	(9,791,947)	10,363,401	(1,979,507,689)	(2,498,143,269)
NET ASSETS
Beginning of year	18,061,448	7,698,047	5,083,761,964	7,581,905,233

End of year	$8,269,501	$18,061,448	$3,104,254,275	$5,083,761,964

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2022

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. The Fund may also invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing primarily in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. The average duration of the Fixed Income Instruments held by the Fund is not expected to exceed 3 years, under normal market conditions. The Fund may invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 15% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market securities.

TCW Global Bond Fund	Seeks total return by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets in securities of issuers located outside the United States. The Fund does not limit its investments to a particular credit or ratings category and may invest up to 35% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield/below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks) and bank loans of companies in the high yield universe.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. The Fund may invest up to 10% of its net assets in below investment grade bonds (commonly known as “junk bonds”). Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a dollar-weighted average duration of no more than two years.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. At least 50% of the Fund’s net assets will be invested in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s Investors Service, Inc., AA- or higher by S&P Global Ratings or the equivalent by any other nationally recognized statistical organization; other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations; and money market instruments. Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average duration of no more than eight years.

TCW Funds, Inc.

October 31, 2022

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Short Term Bond Fund, which only offers I Class shares, and the TCW Core Fixed Income Fund and TCW Total Return Bond Fund, which also offer Plan Class shares. The three classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent’s investment in the Subsidiary will normally not exceed 25% of the value of the Parent’s total assets tested at the time of making an investment. The net assets of the Subsidiary at October 31, 2022 were $6,442,979 or 15.83% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW CORE FIXED INCOME FUND

	Asset-Backed Securities	Corporate Bonds
Balance as of October 31, 2021	$4,765,793	$1,275,231
Accrued Discounts (Premiums)	—	137,820
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)*	(519,067)	(252,827)
Purchases	—	—
Sales	(280,853)	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2022	$3,965,873	$1,160,224

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(771,894) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

TCW GLOBAL BOND FUND

	Common Stock	Residential Mortgage- Backed Securities— Non-Agency
Balance as of October 31, 2021	$—	$65,382
Accrued Discounts (Premiums)	—	24,050
Realized Gain (Loss)	(51)	256
Change in Unrealized Appreciation (Depreciation)*	(22,857)	(34,521)
Purchases	32,058	982
Sales	—	(1,208)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2022	$9,150	$54,941

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(57,378) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW HIGH YIELD BOND FUND

Corporate Bonds
Balance as of October 31, 2021	$198,068
Accrued Discounts (Premiums)	(10,072)
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)*	(7,791)
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of October 31, 2022	$180,205

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(7,791) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW TOTAL RETURN BOND FUND

Residential Mortgage- Backed Securities— Non-Agency
Balance as of October 31, 2021	$2,751,676
Accrued Discounts (Premiums)	(465,596)
Realized Gain (Loss)	(63,975)
Change in Unrealized Appreciation (Depreciation)*	(41,856)
Purchases	311,028
Sales	(583,891)
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of October 31, 2022	$1,907,386

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(56,701) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2022 are as follows:

Description	Fair Value at 10/31/2022	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Input to Valuation If Input Increases
TCW Core Fixed Income Fund
Asset-backed Securities	$3,965,873	Broker Quote	Offered Quote	$87.414	$87.414	Increase
Corporate Bonds	$1,160,224	Third-party Vendor	Vendor Prices	$85.750	$85.750	Increase
TCW Global Bond Fund
Common Stock	9,150	Third-party Vendor	Vendor Prices	$26.600	$26.600	Increase
Residential Mortgage-Backed Securities —Non-Agency	$54,941	Third-party Vendor	Vendor Prices	$4.389	$4.389	Increase
Rights	$0	Third-party Vendor	Vendor Prices	$0	$0	Increase
TCW High Yield Bond Fund
Common Stock	$0	Third-party Vendor	Vendor Prices	$0	$0	Increase
Corporate Bonds	$180,205	Third-party Vendor	Vendor Prices	$85.750	$85.750	Increase
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non- Agency	$7,640	Third-party Vendor	Vendor Prices	$11.656	$11.656	Increase
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$1,899,746	Third-party Vendor	Vendor Prices	$0.567–$2.146	$1.470	Increase

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2022, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Core Fixed Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$2,110,107	$2,110,107
Swap Agreements (2)	—	—	—	3,624,416	3,624,416

Total Value	$—	$—	$—	$5,734,523	$5,734,523

Liability Derivatives
Forward Contracts	$—	$—	$(48,124)	$—	$(48,124)
Swap Agreements (2)	—	—	—	(11,335,357)	(11,335,357)
Futures Contracts (1)	—	—	—	(3,581,666)	(3,581,666)

Total Value	$—	$—	$(48,124)	$(14,917,023)	$(14,965,147)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$1,140,106	$—	$1,140,106
Futures Contracts	—	—	—	2,075,978	2,075,978
Investments (3)	—	—	(12,377)	441,670	429,293
Options Written	—	—	(149,737)	(4,259,794)	(4,409,531)
Swap Agreements	—	—	—	(35,378)	(35,378)

Net Realized Gain (Loss)	$—	$—	$977,992	$(1,777,524)	$(799,532)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(48,124)	$—	$(48,124)
Futures Contracts	—	—	—	(1,674,493)	(1,674,493)
Investments (4)	—	—	—	(865,402)	(865,402)
Options Written	—	—	—	986,072	986,072
Swap Agreements	—	—	—	(6,773,509)	(6,773,509)

Net Change in Appreciation (Depreciation)	$—	$—	$(48,124)	$(8,327,332)	$(8,375,456)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$ —	$ —	$17,874,877	$ —	$17,874,877
Options Purchased	—	—	490	798	1,288
Options Written	—	—	490	2,286	2,776
Swaptions Purchased	$ —	$ —	$ —	$6,580,000	$6,580,000
Swaptions Written				79,680,000	79,680,000
Futures Contracts	—	—	—	466	466
Swap Agreements	$ —	$ —	$ —	$204,241,667	$204,241,667

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

	Credit Risk		Commodity Risk	Foreign Currency Risk		Interest Rate Risk		Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements		$—	$742,107		$—		$—	$742,107

Total Value		$—	$742,107		$—		$—	$742,107

Liability Derivatives
Swap Agreements	$		$(3,629)	$		$		$(3,629)

Total Value	$		$(3,629)	$		$		$(3,629)

Statement of Operations:
Net Realized Gain (Loss)
Swap Agreements		$—	$(2,988,340)		$—		$—	$(2,988,340)

Net Realized Gain (Loss)		$—	$(2,988,340)		$—		$—	$(2,988,340)

Net Change in Appreciation (Depreciation)
Swap Agreements		$—	$748,867		$—		$—	$748,867

Net Change in Appreciation (Depreciation)		$—	$748,867		$—		$—	$748,867

Number of Contracts (5)
Swap Agreements		$ —	$31,403,079		$ —		$ —	$31,403,079

TCW Global Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements (2)	$—	$—	$—	$2,680	$2,680
Futures Contracts (1)	—	—	—	112,333	112,333
Forward Contracts	—	—	150,928	—	150,928

Total Value	$—	$—	$150,928	$115,013	$265,941

Liability Derivatives
Forward Contracts	$—	$—	$(226,526)	$—	$(226,526)
Swap Agreements (2)	—	—	—	(61,337)	(61,337)
Futures Contracts (1)	—	—	—	(41,559)	(41,559)

Total Value	$—	$—	$(226,526)	$(102,896)	$(329,422)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$(629,498)	$—	$(629,498)
Futures Contracts	—	—	—	(38,872)	(38,872)
Options Written				4,380	4,380
Swap Agreements	—	—	—	(820)	(820)

Net Realized Gain (Loss)	$—	$—	$(629,498)	$(35,312)	$(664,810)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(74,656)	$—	$(74,656)
Futures Contracts	—	—	—	92,721	92,721
Swap Agreements	—	—	—	(59,091)	(59,091)

Net Change in Appreciation (Depreciation)	$—	$—	$(74,656)	$33,630	$(41,026)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$ —	$ —	$17,185,526	$ —	$17,185,526
Futures Contracts	—	—	—	26	26
Swaptions Written	$ —	$ —	$ —	$1,460,000	$1,460,000
Swap Agreements	$ —	$ —	$ —	$1,495,354	$1,495,354

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$384,324	$384,324
Forward Contracts	—	—	60	—	60

Total Value	$—	$—	$60	$384,324	$384,384

Liability Derivatives
Forward Contracts	$—	$—	$(900)	$—	$(900)
Futures Contracts (1)	—	—	—	(394,247)	(394,247)

Total Value	$—	$—	$(900)	$(394,247)	$(395,147)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$24,133	$—	$24,133
Futures Contracts	—	—	—	932,732	932,732

Net Realized Gain (Loss)	$—	$—	$24,133	$932,732	$956,865

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(840)	$—	$(840)
Futures Contracts	—	—	—	(12,003)	(12,003)

Net Change in Appreciation (Depreciation)	$—	$—	$(840)	$(12,003)	$(12,843)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$ —	$ —	$464,201	$ —	$464,201
Futures Contracts	—	—	—	77	77

TCW Short Term Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$123,805	$123,805

Total Value	$—	$—	$—	$123,805	$123,805

Liability Derivatives
Futures Contracts (1)	$—	$—	$—	$(27,893)	$(27,893)

Total Value	$—	$—	$—	$(27,893)	$(27,893)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$9,216	$—	$9,216
Futures Contracts	—	—	—	291,660	291,660

Net Realized Gain (Loss)	$—	$—	$9,216	$291,660	$300,876

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$72,524	$72,524

Net Change in Appreciation (Depreciation)	$—	$—	$—	$72,524	$72,524

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$ —	$ —	$251,725	$ —	$251,725
Futures Contracts	—	—	—	22	22

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Forward Contracts (1)	$—	$—	$(34,424)	$—	$(34,424)
Futures Contracts	—	—	—	(69,104,554)	(69,104,554)

Total Value	$—	$—	$(34,424)	$(69,104,554)	$(69,138,978)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$1,822,507	$—	$1,822,507
Futures Contracts	—	—	—	(164,653,189)	(164,653,189)

Net Realized Gain (Loss)	$—	$—	$1,822,507	$(164,653,189)	$(162,830,682)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(34,424)	$—	$(34,424)
Futures Contracts	—	—	—	(68,110,829)	(68,110,829)

Net Change in Appreciation (Depreciation)	$—	$—	$(34,424)	$(68,110,829)	$(68,145,253)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$ —	$ —	$24,888,580	$ —	$24,888,580
Futures Contracts	—	—	—	7,032	7,032

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2022 is reported within the Statement of Assets and Liabilities.

(2)

Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on October 31, 2022 is reported within the Statement of Assets and Liabilities.

(3)	Represents realized gain (loss) for purchased options.
(4)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2022.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2022:

TCW Core Fixed Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America N.A	$—	$(34,182)	$(34,182)	$—		$(34,182)
Citibank N.A.	—	(3,939)	(3,939)	3,939	(2)	—
Goldman Sachs & Co.	—	(10,003)	(10,003)	—		(10,003)

Total	$—	$(48,124)	$(48,124)	$3,939		$(44,185)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse International	$742,107	$(3,629)	$738,478	$—	$738,478

Total	$742,107	$(3,629)	$738,478	$—	$738,478

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America N.A.	$2,881	$—	$2,881	$—	$2,881
Citibank N.A.	17,961	(17,688)	273	—	273
Goldman Sachs & Co.	53,281	(84,119)	(30,838)	—	(30,838)
State Street Bank & Trust Co.	76,805	(124,719)	(47,914)	—	(47,914)

Total	$150,928	$(226,526)	$(75,598)	$—	$(75,598)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America N.A.	$—	$(900)	$(900)	$—	$(900)
Goldman Sachs & Co.	60	—	60	—	60

Total	$60	$(900)	$(840)	$—	$(840)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Citibank N.A.	$—	$(34,424)	$(34,424)	$34,424	(2)	$—

Total	$—	$(34,424)	$(34,424)	$34,424		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

Note 3 — Portfolio Investments

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation- related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the counterparties may potentially be unable to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2022.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2022.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2022.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2022.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund entered into forward foreign currency contracts during the year ended October 31, 2022 to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2022 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile,

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund utilized futures during the year ended October 31, 2022 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2022 are listed on the Schedule of Investments.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. See “Swap Agreements” below. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. During the year ended October 31, 2022, the TCW Core Fixed Income Fund and the TCW Global Bond Fund held written swaptions.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2022, the TCW Core Fixed Income Fund and the TCW Global Bond Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

decrease when interest rates rise (interest rate risk); the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based

TCW Funds, Inc.

October 31, 2022

Note 4 — Risk Considerations (Continued)

on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, the ICE Benchmark Administration, in its capacity as administrator of USD LIBOR, announced it would extend publication of 1-month, 3-month, and 6-month USD LIBOR by 19 months to June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The COVID-19 outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. It is difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on the Funds’ investments and result in significant investment losses.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Bank Loan Risk:    There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. A Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Enhanced Commodity Strategy Fund	$30,589	$—	$30,589
TCW High Yield Bond Fund	537,060	—	537,060
TCW Total Return Bond Fund	26,232,316	—	26,232,316

At the end of the previous fiscal year ended October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Enhanced Commodity Strategy Fund	$562,329	$—	$562,329
TCW High Yield Bond Fund	2,254,610	406,774	2,661,384
TCW Short Term Bond Fund	43,732	—	43,732

TCW Funds, Inc.

October 31, 2022

Note 5 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2022, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$617,794	$(558,585)	$(59,209)
TCW Enhanced Commodity Strategy Fund	9,187	(9,187)	—
TCW Global Bond Fund	(88,705)	1,210,496	(1,121,791)
TCW High Yield Bond Fund	145,386	(145,386)	—
TCW Short Term Bond Fund	11,703	(11,703)	—
TCW Total Return Bond Fund	(188,910)	1,524,909	(1,335,999)

During the year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$23,342,013	$—	$4,452,370	$27,794,383
TCW Enhanced Commodity Strategy Fund	1,055,936	—	—	1,055,936
TCW Global Bond Fund	98,875	—	298,881	397,756
TCW High Yield Bond Fund	5,483,927	406,774	—	5,890,701
TCW Short Term Bond Fund	252,893	—	80,452	333,345
TCW Total Return Bond Fund	98,490,713	—	—	98,490,713

During the previous fiscal year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$44,348,481	$10,525,666	$6,135,591	$61,009,738
TCW Enhanced Commodity Strategy Fund	29,411	2,093	—	31,504
TCW Global Bond Fund	1,103,630	299,461	207,034	1,610,125
TCW High Yield Bond Fund	4,114,958	—	—	4,114,958
TCW Short Term Bond Fund	116,060	—	—	116,060
TCW Total Return Bond Fund	143,133,613	37,381,328	7,936,807	188,451,748

At October 31, 2022, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$2,188,819	$(149,433,760)	$(147,244,941)	$1,531,030,001
TCW Enhanced Commodity Strategy Fund	39,740	(1,520,236)	(1,480,496)	37,521,282
TCW Global Bond Fund	167,725	(3,560,102)	(3,392,377)	22,075,942
TCW High Yield Bond Fund	131,054	(8,013,433)	(7,882,379)	65,477,515
TCW Short Term Bond Fund	37,649	(413,401)	(375,752)	11,119,499
TCW Total Return Bond Fund	94,036,533	(382,488,019)	(288,451,486)	4,312,004,107

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At October 31, 2022, the following Funds had net realized loss carryforwards for federal income tax purposes:

	No Expiration
	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Core Fixed Income Fund	$123,663,890	$6,444,868	$130,108,758
TCW Enhanced Commodity Strategy Fund	102,334	1,606	103,940
TCW Global Bond Fund	953,859	617,424	1,571,283
TCW High Yield Bond Fund	1,845,863	1,481,646	3,327,509
TCW Short Term Bond Fund	528,906	14,274	543,180
TCW Total Return Bond Fund	419,221,210	140,860,057	560,081,267

The Funds did not have any unrecognized tax benefits at October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2022. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.49% (1)
N Class	0.70% (1)
P Class	0.44% (1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70% (1)
N Class	0.75% (1)
TCW Global Bond Fund
I Class	0.60% (1)
N Class	0.70% (1)
TCW High Yield Bond Fund
I Class	0.55% (1)
N Class	0.80% (1)
TCW Short Term Bond Fund
I Class	0.44% (1)
TCW Total Return Bond Fund
I Class	0.49% (1)
N Class	0.70% (1)
P Class	0.44% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.

TCW Funds, Inc.

October 31, 2022

Note 6 — Fund Management Fees and Other Expenses (Continued)

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases at Cost		Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$363,663,836		$253,950,907	$7,559,467,073	$7,825,225,020
TCW Enhanced Commodity Strategy Fund	36,627,938		8,719,143	3,934,150	1,173,633
TCW Global Bond Fund	15,008,375		27,029,287	36,705,846	38,854,857
TCW High Yield Bond Fund	72,646,188		111,262,746	—	—
TCW Short Term Bond Fund	4,548,591		5,869,051	59,827,176	58,892,981
TCW Total Return Bond Fund	330,185,348	(1)	657,542,605	18,867,144,768	20,204,688,349

(1)

Purchases include the TCW Total Return Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $4,775,786. These trades were settled for cash in accordance with the valuation and other requirements set forth in Rule 17a-7 under the 1940 Act. There were no sales to affiliates, and no associated realized gains or losses to report during the period.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	41,973,338	$439,381,120	40,059,152	$468,851,971
Shares Issued upon Reinvestment of Dividends	2,085,134	22,123,909	4,179,662	49,203,339
Shares Redeemed	(74,327,281)	(762,947,419)	(29,229,681)	(341,390,653)

Net Increase (Decrease)	(30,268,809)	$(301,442,390)	15,009,133	$176,664,657

N Class	Shares	Amount	Shares	Amount
Shares Sold	4,859,021	$52,088,741	3,576,675	$41,843,125
Shares Issued upon Reinvestment of Dividends	240,584	2,540,892	568,214	6,678,123
Shares Redeemed	(6,301,496)	(66,788,169)	(5,004,587)	(58,357,681)

Net Decrease	(1,201,891)	$(12,158,536)	(859,698)	$(9,836,433)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	9,236,640	$97,872,378	75,065	$874,695
Shares Issued upon Reinvestment of Dividends	85,060	872,216	337	3,924
Shares Redeemed	(773,500)	(7,946,932)	(730)	(8,510)

Net Increase	8,548,200	$90,797,662	74,672	$870,109

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	4,919,117	$34,467,759	153,532	$947,024
Shares Issued upon Reinvestment of Dividends	141,890	865,371	3,538	18,500
Shares Redeemed	(722,809)	(5,087,008)	(2,235)	(13,351)

Net Increase	4,338,198	$30,246,122	154,835	$952,173

N Class	Shares	Amount	Shares	Amount
Shares Sold	3,032,140	$21,739,302	73,674	$461,830
Shares Issued upon Reinvestment of Dividends	30,109	189,179	2,470	13,004
Shares Redeemed	(1,443,330)	(10,002,369)	(40,284)	(256,488)

Net Increase	1,618,919	$11,926,112	35,860	$218,346

TCW Global Bond Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	137,846	$1,244,126	1,544,800	$16,933,404
Shares Issued upon Reinvestment of Dividends	27,221	256,389	103,067	1,097,918
Shares Redeemed	(1,440,495)	(13,857,142)	(271,622)	(2,828,388)

Net Increase (Decrease)	(1,275,428)	$(12,356,627)	1,376,245	$15,202,934

N Class	Shares	Amount	Shares	Amount
Shares Sold	52,009	$479,155	245,971	$2,628,308
Shares Issued upon Reinvestment of Dividends	17,714	162,796	45,955	489,935
Shares Redeemed	(128,525)	(1,188,315)	(265,154)	(2,801,815)

Net Increase (Decrease)	(58,802)	$(546,364)	26,772	$316,428

TCW Funds, Inc.

October 31, 2022

Note 9 — Capital Share Transactions (Continued)

TCW High Yield Bond Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	4,268,413	$27,306,196	7,898,749	$54,409,602
Shares Issued upon Reinvestment of Dividends	742,643	4,814,705	483,371	3,322,825
Shares Redeemed	(10,179,417)	(64,888,779)	(7,331,570)	(50,614,382)

Net Increase (Decrease)	(5,168,361)	$(32,767,878)	1,050,550	$7,118,045

N Class	Shares	Amount	Shares	Amount
Shares Sold	286,375	$1,838,132	1,243,245	$8,611,914
Shares Issued upon Reinvestment of Dividends	116,794	759,914	86,314	596,820
Shares Redeemed	(1,023,537)	(6,506,835)	(1,816,274)	(12,587,274)

Net Decrease	(620,368)	$(3,908,789)	(486,715)	$(3,378,540)

TCW Short Term Bond Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	508,442	$4,271,112	1,738,075	$14,995,761
Shares Issued upon Reinvestment of Dividends	38,685	326,721	11,244	96,996
Shares Redeemed	(1,624,862)	(13,646,105)	(543,340)	(4,686,568)

Net Increase (Decrease)	(1,077,735)	$(9,048,272)	1,205,979	$10,406,189

TCW Total Return Bond Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	113,029,676	$1,040,830,995	188,016,709	$1,933,064,305
Shares Issued upon Reinvestment of Dividends	6,016,012	55,983,910	8,526,674	87,801,346
Shares Redeemed	(213,416,239)	(1,969,953,450)	(324,676,223)	(3,307,697,735)

Net Decrease	(94,370,551)	$(873,138,545)	(128,132,840)	$(1,286,832,084)

N Class	Shares	Amount	Shares	Amount
Shares Sold	11,733,040	$110,570,624	28,822,122	$305,072,756
Shares Issued upon Reinvestment of Dividends	1,442,633	13,819,002	3,127,881	33,277,305
Shares Redeemed	(29,721,329)	(280,084,228)	(124,781,438)	(1,317,534,077)

Net Decrease	(16,545,656)	$(155,694,602)	(92,831,435)	$(979,184,016)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	177,262	$1,617,758	122,910	$1,278,533
Shares Issued upon Reinvestment of Dividends	1,414	12,941	1,263	13,045
Shares Redeemed	(44,422)	(413,346)	(68,186)	(695,600)

Net Increase	134,254	$1,217,353	55,987	$595,978

Note 10 — Affiliate Ownership

As of October 31, 2022, affiliates of the Funds and Advisor owned 29.40% and 87.62% of the net assets of the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Restricted Securities (Continued)

to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at October 31, 2022 are listed below.

TCW Core Fixed Income Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Ruby Pipeline LLC, 8.00%, due 04/01/22	4/4/13	$1,499,659	$1,160,224	0.10%

TCW Enhanced Commodity Strategy Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust (06-C6 XCL) (I/O), 0.43%, due 09/15/39	7/15/16	$543	$35	0.00%

TCW Global Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Intelsat Jackson Holdings S. A., 6.50%, due 03/15/30	1/27/22	$52,747	$49,695	0.30%

TCW High Yield Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Intelsat Jackson Holdings S. A., 6.50%, due 03/15/30	1/27/22	$233,455	$219,945	0.37%
Ruby Pipeline LLC, 8.00%, due 04/01/22	2/11/21-2/17/21	193,771	180,205	0.30%

		$427,226	$400,150	0.67%

Note 12 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2022. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is

TCW Funds, Inc.

October 31, 2022

Note 13 — Indemnifications (Continued)

unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncements

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022		2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$11.56		$11.98	$11.41	$10.52	$10.99

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20		0.11	0.20	0.30	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(2.17)		(0.09)	0.61	0.89	(0.45)

Total from Investment Operations	(1.97)		0.02	0.81	1.19	(0.20)

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.14)	(0.24)	(0.30)	(0.27)
Distributions from Return of Capital	(0.03)		(0.04)	—	—	—
Distributions from Net Realized Gain	(0.00	) (2)	(0.26)	—	—	—

Total Distributions	(0.20)		(0.44)	(0.24)	(0.30)	(0.27)

Net Asset Value per Share, End of year	$9.39		$11.56	$11.98	$11.41	$10.52

Total Return	(17.10)%		0.19%	7.14%	11.48%	(1.87)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$911,213		$1,471,072	$1,344,787	$946,896	$975,741

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.53%		0.51%	0.51%	0.51%	0.51%

After Expense Reimbursement	0.49%		0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	1.90%		0.94%	1.66%	2.69%	2.34%

Portfolio Turnover Rate	473.72%		469.87%	371.22%	214.76%	267.96%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022		2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$11.53		$11.95	$11.38	$10.49	$10.96

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19		0.09	0.18	0.27	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(2.16)		(0.09)	0.60	0.90	(0.46)

Total from Investment Operations	(1.97)			0.78	1.17	(0.23)

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.12)	(0.21)	(0.28)	(0.24)
Distributions from Net Realized Gain	(0.00	) (2)	(0.26)	—	—	—
Distributions from Return of Capital	(0.03)		(0.04)	—	—	—

Total Distributions	(0.18)		(0.42)	(0.21)	(0.28)	(0.24)

Net Asset Value per Share, End of year	$9.38		$11.53	$11.95	$11.38	$10.49

Total Return	(17.22)%		0.00%	6.92%	11.27%	(2.10)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$170,497		$223,562	$241,938	$240,107	$270,477

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.82%		0.80%	0.80%	0.81%	0.81%

After Expense Reimbursement	0.64%		0.65%	0.67%	0.70%	0.72%

Ratio of Net Investment Income to Average Net Assets	1.77%		0.78%	1.53%	2.48%	2.12%

Portfolio Turnover Rate	473.72%		469.87%	371.22%	214.76%	267.96%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — Plan Class

	Year Ended October 31,			February 28, 2020 (Commencement of Operations) through October 31, 2020
	2022		2021
Net Asset Value per Share, Beginning of year	$11.61		$12.06	$11.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25		0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(2.21)		(0.11)	0.29

Total from Investment Operations	(1.96)		0.00	0.47

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.14)	(0.13)
Distributions from Net Realized Gain	(0.00	) (2)	(0.26)	—
Distributions from Return of Capital	(0.03)		(0.05)	—

Total distributions	(0.21)		(0.45)	(0.13)

Net Asset Value per Share, End of year	$9.44		$11.61	$12.06

Total Return	(17.07)%		(0.01)%	3.98	% (3)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$81,408		$867	$0.00	(4)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.51%		7.54%	14,703.31	% (5)

After Expense Reimbursement	0.44%		0.44%	0.44	% (5)

Ratio of Net Investment Income to Average Net Assets	2.46%		0.97%	2.20	% (5)

Portfolio Turnover Rate	473.72%		469.87%	371.22	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(4)	Amount Rounds to less than $1,000.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$6.32	$4.36	$4.84	$5.01	$5.20

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.05	0.10	0.17	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.28	2.02	(0.41)	(0.20)	(0.20)

Total from Investment Operations	0.40	2.07	(0.31)	(0.03)	(0.09)

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.09)	(0.15)	(0.14)	(0.10)
Distributions from Net Realized Gain	—	(0.02)	(0.02)	—	—

Total Distributions	(0.38)	(0.11)	(0.17)	(0.14)	(0.10)

Net Asset Value per Share, End of year	$6.34	$6.32	$4.36	$4.84	$5.01

Total Return	6.82%	48.18%	(5.82)%	(0.96)%	(1.96)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$29,511	$1,983	$693	$740	$1,208

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.73%	15.84%	16.92%	17.82%	11.53%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets	1.70%	0.84%	2.29%	3.45%	2.06%

Portfolio Turnover Rate	53.15%	32.09%	54.50%	122.23%	75.52%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$6.31	$4.35	$4.84	$5.01	$5.21

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.04	0.10	0.17	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.29	2.03	(0.42)	(0.20)	(0.21)

Total from Investment Operations	0.41	2.07	(0.32)	(0.03)	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.09)	(0.15)	(0.14)	(0.10)
Distributions from Net Realized Gain	—	(0.02)	(0.02)	—	—

Total Distributions	(0.38)	(0.11)	(0.17)	(0.14)	(0.10)

Net Asset Value per Share, End of year	$6.34	$6.31	$4.35	$4.84	$5.01

Total Return	6.93%	48.21%	(5.90)%	(1.16)%	(1.96)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$11,181	$911	$472	$504	$507

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.26%	16.76%	17.60%	19.14%	12.59%

After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of Net Investment Income to Average Net Assets	1.79%	0.82%	2.24%	3.57%	2.02%

Portfolio Turnover Rate	53.15%	32.09%	54.50%	122.23%	75.52%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$10.18	$10.66	$10.26	$9.45	$9.75

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.20	0.25	0.24	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(2.50)	(0.20)	0.54	0.73	(0.43)

Total from Investment Operations	(2.26)	0.00	0.79	0.97	(0.24)

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.20)	(0.15)	(0.16)	(0.05)
Distributions from Return of Capital	(0.13)	(0.06)	—	—	—
Distributions from Net Realized Gain	(0.01)	(0.22)	(0.24)	—	(0.01)

Total Distributions	(0.17)	(0.48)	(0.39)	(0.16)	(0.06)

Net Asset Value per Share, End of year	$7.75	$10.18	$10.66	$10.26	$9.45

Total Return	(22.45)%	(0.18)%	7.99%	10.42%	(2.54)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$8,650	$24,332	$10,822	$9,384	$8,505

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.67%	1.15%	1.66%	1.79%	1.63%

After Expense Reimbursement	0.60%	0.60%	0.60%	0.66%	1.00%

Ratio of Net Investment Income to Average Net Assets	2.59%	1.87%	2.40%	2.48%	1.99%

Portfolio Turnover Rate	208.60%	245.94%	228.14%	83.18%	102.42%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$10.17	$10.66	$10.26	$9.45	$9.75

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.19	0.24	0.24	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(2.52)	(0.21)	0.55	0.72	(0.43)

Total from Investment Operations	(2.26)	(0.02)	0.79	0.96	(0.24)

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.19)	(0.15)	(0.15)	(0.05)
Distributions from Net Realized Gain	(0.01)	(0.22)	(0.24)	—	(0.01)
Distributions from Return of Capital	(0.12)	(0.06)	—	—	—

Total Distributions	(0.16)	(0.47)	(0.39)	(0.15)	(0.06)

Net Asset Value per Share, End of year	$7.75	$10.17	$10.66	$10.26	$9.45

Total Return	(22.45)%	(0.38)%	7.93%	10.32%	(2.54)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,730	$10,742	$10,972	$8,282	$7,476

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.15%	1.53%	1.94%	2.09%	1.92%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.74%	1.00%

Ratio of Net Investment Income to Average Net Assets	2.80%	1.77%	2.29%	2.39%	1.99%

Portfolio Turnover Rate	208.60%	245.94%	228.14%	83.18%	102.42%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$6.89	$6.66	$6.49	$6.15	$6.37

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.23	0.24	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.94)	0.24	0.19	0.36	(0.17)

Total from Investment Operations	(0.66)	0.47	0.43	0.63	0.09

Less Distributions:
Distributions from Net Investment Income	(0.30)	(0.24)	(0.26)	(0.29)	(0.31)
Distributions from Net Realized Gain	(0.13)	—	—	—	—

Total Distributions	(0.43)	(0.24)	(0.26)	(0.29)	(0.31)

Net Asset Value per Share, End of year	$5.80	$6.89	$6.66	$6.49	$6.15

Total Return	(9.97)%	7.18%	6.88%	10.44%	1.40%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$50,992	$96,223	$85,990	$19,563	$7,749

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.84%	0.76%	0.97%	1.68%	1.50%

After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of Net Investment Income to Average Net Assets	4.46%	3.36%	3.67%	4.18%	4.13%

Portfolio Turnover Rate	94.04%	82.13%	111.34%	121.56%	104.21%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$6.93	$6.70	$6.54	$6.19	$6.42

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.22	0.23	0.25	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.94)	0.23	0.18	0.38	(0.18)

Total from Investment Operations	(0.67)	0.45	0.41	0.63	0.07

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.22)	(0.25)	(0.28)	(0.30)
Distributions from Net Realized Gain	(0.13)	—	—	—	—

Total Distributions	(0.42)	(0.22)	(0.25)	(0.28)	(0.30)

Net Asset Value per Share, End of year	$5.84	$6.93	$6.70	$6.54	$6.19

Total Return	(10.24)%	7.05%	6.61%	10.16%	1.04%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$9,043	$15,048	$17,805	$9,923	$5,041

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.27%	1.14%	1.47%	2.05%	1.98%

After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of Net Investment Income to Average Net Assets	4.25%	3.11%	3.46%	3.96%	3.90%

Portfolio Turnover Rate	94.04%	82.13%	111.34%	121.56%	104.21%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$8.60	$8.60	$8.59	$8.54	$8.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.29	0.16	0.25	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	(0.19)	(0.01)	0.07	(0.04)

Total from Investment Operations	(0.31)	0.10	0.15	0.32	0.11

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.10)	(0.11)	(0.27)	(0.19)
Distributions from Return of Capital	(0.06)	—	(0.03)	—	—

Total Distributions	(0.21)	(0.10)	(0.14)	(0.27)	(0.19)

Net Asset Value per Share, End of year	$8.08	$8.60	$8.60	$8.59	$8.54

Total Return	(3.61)%	1.16%	1.70%	3.83%	1.26%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$8,270	$18,061	$7,698	$5,644	$7,280

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.40%	2.77%	2.77%	3.37%	2.28%

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets	1.21%	3.35%	1.83%	2.94%	1.70%

Portfolio Turnover Rate	542.69%	369.54%	191.22%	248.19%	199.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$10.14	$10.46	$10.07	$9.46	$9.98

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.21	0.26	0.34	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(2.28)	(0.25)	0.44	0.68	(0.48)

Total from Investment Operations	(1.95)	(0.04)	0.70	1.02	(0.17)

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.20)	(0.31)	(0.41)	(0.35)
Distributions from Return of Capital	—	(0.01)	—	—	—
Distributions from Net Realized Gain	—	(0.07)	—	—	—

Total Distributions	(0.23)	(0.28)	(0.31)	(0.41)	(0.35)

Net Asset Value per Share, End of year	$7.96	$10.14	$10.46	$10.07	$9.46

Total Return	(19.58)%	(0.40)%	7.08%	10.82%	(1.67)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,595,866	$4,264,583	$5,737,736	$4,898,103	$5,587,668

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.55%	0.52%	0.55%	0.62%	0.62%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	3.59%	2.07%	2.50%	3.47%	3.20%

Portfolio Turnover Rate	386.85%	493.39%	269.04%	177.80%	241.76%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$10.46	$10.78	$10.37	$9.76	$10.29

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.19	0.23	0.32	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(2.37)	(0.25)	0.47	0.69	(0.49)

Total from Investment Operations	(2.04)	(0.06)	0.70	1.01	(0.20)

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.18)	(0.29)	(0.40)	(0.33)
Distributions from Net Realized Gain	—	(0.07)	—	—	—
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.21)	(0.26)	(0.29)	(0.40)	(0.33)

Net Asset Value per Share, End of year	$8.21	$10.46	$10.78	$10.37	$9.76

Total Return	(19.70)%	(0.58)%	6.86%	10.46%	(1.96)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$506,866	$818,608	$1,844,170	$963,512	$1,121,741

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.79%	0.81%	0.79%	0.88%	0.88%

After Expense Reimbursement	0.70%	0.70%	0.73%	0.79%	0.79%

Ratio of Net Investment Income to Average Net Assets	3.40%	1.83%	2.21%	3.16%	2.89%

Portfolio Turnover Rate	386.85%	493.39%	269.04%	177.80%	241.76%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — Plan Class

	Year Ended October 31,		February 28, 2020 (Commencement of Operations) through October 31, 2020
	2022	2021
Net Asset Value per Share, Beginning of year	$10.19	$10.50	$10.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(2.31)	(0.24)	0.13

Total from Investment Operations	(1.95)	(0.02)	0.33

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.21)	(0.16)
Distributions from Net Realized Gain	—	(0.07)	—
Distributions from Return of Capital	—	(0.01)	—

Total distributions	(0.24)	(0.29)	(0.16)

Net Asset Value per Share, End of year	$8.00	$10.19	$10.50

Total Return	(19.43)%	(0.25)%	3.22	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$1,522	$571	$0.00	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.98%	6.69%	14,761.71	% (4)

After Expense Reimbursement	0.44%	0.44%	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	3.88%	2.13%	2.84	% (4)

Portfolio Turnover Rate	386.85%	493.39%	269.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of eighteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2022, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statements of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW Fixed Income Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2022

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2022 to October 31, 2022)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$921.00	0.49%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$920.00	0.64%	$3.10
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.64%	3.26

Plan Class Shares
Actual	$1,000.00	$920.70	0.44%	$2.13
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%	2.24

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$859.10	0.70%	$3.28
Hypothetical (5% return before expenses)	1,000.00	$1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$858.90	0.75%	$3.51
Hypothetical (5% return before expenses)	1,000.00	$1,021.42	0.75%	3.82

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2022 to October 31, 2022)

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$881.30	0.60	% (1)	$2.85	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	% (1)	3.06	(1)

N Class Shares
Actual	$1,000.00	$881.80	0.70	% (1)	$3.32	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	% (1)	3.57	(1)

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$964.90	0.55%		$2.72
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%		2.80

N Class Shares
Actual	$1,000.00	$964.10	0.80%		$3.96
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%		4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$981.80	0.44%		$2.20
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%		2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$893.30	0.49%		$2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%		2.50

N Class Shares
Actual	$1,000.00	$893.70	0.70%		$3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%		3.57

Plan Class Shares
Actual	$1,000.00	$894.20	0.44%		$2.10
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%		2.24

(1)	Does not include expenses of the underlying affiliated investments.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 12, 2022, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2023 through February 5, 2024. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 24, 2022 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 12, 2022 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the continuity in management of client assets; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2022. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

TCW Funds, Inc.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but six Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five- and three-year periods and third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, second quintile for the five- and three-year periods and first quintile for the one-year period.

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth and fifth quintiles over various periods.

The Select Equities Fund ranked in the fourth quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by negative security selection, primarily in the information technology, healthcare and consumer discretionary sectors. The Board and the Independent Directors also considered the Advisor’s explanation that the underperformance for the one-year period was due to a variety of reasons that can be categorized as realized basis risk, which the Advisor believes, measured over longer periods, tends to decline and that the Fund should be positioned for outperformance going forward.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, second quintile for the three-year period and fourth quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, third quintile for the three-year period and fifth quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five- and three-year periods and fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund held only modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second quintile for the ten-year period, third quintile for the five-year period and fourth quintile for the three- and one-year periods. The Emerging Markets Local Currency Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period and the fifth quintile for the three- and one-year periods. The

TCW Funds, Inc.

Emerging Markets Multi-Asset Opportunities Fund ranked in the third quintile for the five-year period, the fourth quintile for the three-year period and the third quintile for the one-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-year period, fourth quintile for the three-year period and fifth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for the Funds in line with other funds in the universe.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis. It was noted that the Emerging Markets Multi-Asset Opportunities Fund does not have a quintile ranking for management or total expenses because its peer group of three was too small. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2022. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer (since August 2012), The TCW Group, Inc. (since February 2013), TCW LLC, the Advisor and TCW Asset Management Company LLC, and (since February 2021), TCW Strategic Income Fund, Inc.; Chief Executive Officer (since November 2008), Metropolitan West Asset Management, LLC; President and Principal Executive Officer (since November 2008), Metropolitan West Funds.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, (since January 2016), TCW LLC, and (since February 2021), Metropolitan West Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarFI1021

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2022 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2022. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2022, the TCW Funds held total net assets of approximately $9.7 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

2022 has been a challenging year for Emerging Markets (EM). While uncertainties remain, we do believe that the bulk of the downtrade has occurred, given the extent of the repricing this year.

In order to add risk, there are several data points we are monitoring. First, we are looking for a decline in U.S. inflation, which is forecast to occur in the fourth quarter of 2022 and more meaningfully in the first quarter of 2023. A reduction in inflation, followed by more clarity around the Fed Funds terminal rate will go a long way to removing one of the major headwinds plaguing risk assets, in our view.

In addition, U.S. Treasury volatility has spiked to levels seen briefly in 2020, and before that, not since the Global Financial Crisis in 2008. In our view, risk aversion is likely to persist amidst high Treasury volatility. While a decline in volatility may take another few months to materialize, we believe this will coincide with a bottoming in the performance of risk assets, including EM credit.

Economic growth rates have been rapidly adjusting lower this year due to tightening of global financial conditions, fiscal consolidation, the Russia/Ukraine war and China’s zero-COVID policy and property downturn. Importantly, recent data confirms our assessment that the Chinese economy likely bottomed in 2022 and we do forecast improvement for 2023, with the potential for zero-COVID policies to ease in the spring of 2023. A bottoming of global growth expectations should also present opportunities to add risk. Further, economic growth differentials continue to favor EM over Developed Markets (DM) and this growth differential between EM and DM is forecast to widen in 2023, which could provide additional support to the asset class.

In the aggregate, EM sovereign fundamentals have deteriorated over the past three years: EM sovereign credit ratings are lower, debt/GDP ratios and fiscal deficits are higher, FX reserves levels are somewhat lower (though still quite robust in many cases), and current accounts are less well balanced (although again significantly stronger than in previous periods of market stress). Lower income economies in particular have been negatively impacted by both energy and food shocks, and there are a number of more vulnerable sovereigns already trading at distressed levels. We anticipate that this segment of the market will remain under pressure, with further differentiation between high and low quality sovereigns.

EM corporate balance sheets appear to be in their strongest position over the last decade (lowest net leverage since Q1 2012 and lowest gross leverage since Q4 2013). Spreads per turn of leverage in EM, an indicator of investor compensation per unit of credit risk, remain multiples above those in the U.S. credit market across each rating category.

Further, with EM sovereign and corporate issuance down around 50-60% year-over-year (YoY), and forecasts of negative net new issuance in 2022 for both sovereigns and corporates, technicals appear supportive.

There remain, of course, risks to the global economy, ranging from a severe U.S. recession to Chinese growth downside to a significant escalation in the Russia/Ukraine war. In our base case, we anticipate only a soft landing or modest recession in the U.S., especially as the labor

1

Letter to Shareholders (Continued)

market is at historically tight levels, wage growth remains elevated, and both household and corporate balance sheets appear healthy. As for China, recent headlines have been supportive of phasing out zero-COVID policies, but we acknowledge the potential for further downside given challenges in the property sector and weaker exports. Finally, we anticipate that the Russia/Ukraine war will persist at least until the spring, if not beyond.

To reiterate, in order to more meaningfully add risk, we are looking for signs of U.S. inflation coming down, a decline in U.S. rates volatility, and a bottoming in global growth expectations. We believe that over the coming months, as more data is released, we will get a clearer picture of the opportunities in 2023 and that better entry points will emerge.

In closing, I’d like to express my personal appreciation for your present and historical sponsorship of the TCW Funds. Following more than 20 years at the Advisor, I will be retiring at the end of the year, turning that role over to Katie Koch, who will arrive in early 2023 as the CEO of TCW/Metropolitan West. It has been my honor to preside over the growth of the Funds and gratifying to work with the disciplined investment professionals in their management through good and more difficult circumstances alike. We manage our entire business on the basis of team management to help ensure seamless transitions to the next generation, and I am certain that Katie will collaborate closely with our long-tenured colleagues to continue to build on the excellence of the Firm. Most importantly, I take my leave with great confidence in knowing that the stewardship of the Funds and your assets are in good hands.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, we invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

2

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2022, the TCW Developing Markets Equity Fund (the “Fund”) returned -43.40% and -43.10% on its I Class and N Class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned -31.03% over the same period.

Underperformance for the one-year period was primarily driven by the portfolio’s exposure in China and Russia, and the growth bias of our research framework. Chinese equities were under significant pressure due to a combination of growth disappointment stemming from zero-COVID policies and lack of support for the property market, as well as heightened U.S./China tensions. We exited part of Russia exposure in an illiquid market, and have written down the remaining amount to zero.

During the year, we have increased the allocation to positions generated by our proprietary quantitative models, which have a value bias. This, we believe, allows for more balanced positioning between growth and value.

There remain, of course, risks to the global economy, ranging from a severe U.S. recession to Chinese growth downside to a significant escalation in the Russia/Ukraine war. In our base case, we anticipate either a soft landing or only a modest recession in the U.S. This assumes that inflation cools somewhat over the next quarter or so, enabling the market to get comfortable around estimates of the Fed’s terminal rate and the Fed to slow the pace of rate increases to an eventual pause, most likely in the second quarter of 2023. Moreover, both household and consumer balance sheets appear healthy. As for China, recent headlines have been supportive of phasing out zero-COVID policies, but we do not believe there will be a meaningful move in this direction until the second quarter of 2023 when a local mRNA vaccine is expected to become available. In addition, there is the potential for further weakness given challenges in the property sector and slowing exports. Finally, we anticipate that the Russia/Ukraine war will persist at least until the spring, if not beyond.

We see value in select segments of the market, but in order to more meaningfully add risk, we are looking for signs of U.S. inflation coming down, a decline in U.S. rates volatility, and a bottoming in global growth expectations. We believe that over the coming months, as more data is released, we will get a clearer picture of the opportunities in 2023 and that better entry points will emerge.

3

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Developing Markets Equity Fund
Class I (Inception: 07/01/2015)	(43.40)%	(7.56)%	(6.26)%	—	(2.72)%
Class N (Inception: 07/01/2015)	(43.10)%	(7.44)%	(6.19)%	—	(2.67)%
MSCI Emerging Markets Net Total Return Index	(31.03)%	(4.42)%	(3.10)%	—	0.52%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2022, the TCW Emerging Markets Income Fund (the “Fund”) returned -24.47%, -24.57% and -24.41% net of fees on its I Class, N Class and P Class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (“EMBI”), returned -24.19% over the same period.

Underperformance for the one-year period stems from the portfolio’s China positioning, overweight positioning to Ukraine and underweight positioning to Turkey. We continue to remain underweight China and Turkey and have exited Ukraine. Underweight positioning to Russia, Belarus and Sri Lanka, in addition to overweight positioning and security selection in Saudi Arabia, helped mitigate the underperformance.

We believe that the bulk of the downtrade has occurred, given the extent to which both rates and credit spreads have repriced this year. Emerging Markets (EM) sovereign spreads ended October at approximately 540 basis points (bps), which represents the 92nd percentile since 2002 (i.e. sovereign spreads have traded at these levels or wider on just 8% of all trading days in the last twenty years). Over the same two decade timeframe, EM sovereign spreads have on average tightened 200bps in the succeeding six months when at current levels or wider, and have tightened roughly 300bps (basic points) on average from these levels looking 12 months out.

There remain, of course, risks to the global economy, ranging from a severe U.S. recession to Chinese growth downside to a significant escalation in the Russia/Ukraine war. In our base case, we anticipate either a soft landing or only a modest recession in the U.S. This assumes that inflation cools somewhat over the next quarter or so, enabling the market to get comfortable around estimates of the Fed’s terminal rate and the Fed to slow the pace of rate increases to an eventual pause, most likely in the second quarter of 2023. Moreover, both household and consumer balance sheets appear healthy. As for China, recent headlines have been supportive of phasing out zero-COVID policies, but we do not expect a meaningful move in this direction until the second quarter of 2023 when a local mRNA vaccine is expected to become available. In addition, there is the potential for further weakness given challenges in the property sector and slowing exports. Finally, we anticipate that the Russia/Ukraine war will persist at least until the spring, if not beyond.

In order to more meaningfully add risk, we are looking for signs of U.S. inflation coming down, a decline in U.S. rates volatility, and a bottoming in global growth expectations. We believe that over the coming months, as more data is released, we will get a clearer picture of the opportunities in 2023 and that better entry points will emerge.

5

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 09/01/1996)	(24.47)%	(7.93)%	(3.42)%	0.24%	7.01	% (2)	7.09%
Class N (Inception: 03/01/2004)	(24.57)%	(7.99)%	(3.58)%	0.02%	4.95%		5.00%
Class P (Inception: 02/28/2020)	(24.41)%	—	—	—	(9.45)%		(8.74)%
JPMorgan EMBI Global Diversified Index	(24.19)%	(7.19)%	(2.66)%	1.01%

6

TCW Emerging Markets Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that we imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

7

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2022, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned -20.57% and -20.66% net of fees on its I Class and N Class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JPMorgan GBI-EM Global Diversified Index (“GBI-EM GD”), returned -20.27% over the same period.

Relative underperformance for the one-year period was driven by our underweight to Turkey, where local bonds rallied due largely to technical factors. We remain underweight in light of unorthodox monetary policy, with high inflation and significantly negative real rates. The timing of certain trades in South Africa and off-index exposure to Ukraine earlier in the year also hurt relative performance. We exited the Ukraine position in early February as the potential for a Russia/Ukraine conflict grew.

On the other hand, underweight positioning in Egypt, which reflected our expectation of weaker fundamentals on the back of both food and energy shocks, and our forecast of currency devaluation helped mitigate the underperformance. In addition, the portfolio’s Russia local exposure outperformed, as the index marked bonds at zero, but we were able to exit the position in an illiquid market at a higher level. In addition, overweight positioning in Brazil and Mexico, predicated upon our view of attractive risk-adjusted carry and a supportive commodity environment, was also beneficial to relative performance.

There remain, of course, risks to the global economy, ranging from a severe U.S. recession to Chinese growth downside to a significant escalation in the Russia/Ukraine war. In our base case, we anticipate either a soft landing or only a modest recession in the U.S. This assumes that inflation cools somewhat over the next quarter or so, enabling the market to get comfortable around estimates of the Fed’s terminal rate and the Fed to slow the pace of rate increases to an eventual pause, most likely in the second quarter of 2023. Moreover, both household and consumer balance sheets appear healthy. As for China, recent headlines have been supportive of phasing out zero-COVID policies, but we do not expect a meaningful move in this direction until the second quarter of 2023 when a local mRNA vaccine is expected to become available. In addition, there is the potential for further weakness given challenges in the property sector and slowing exports. Finally, we anticipate that the Russia/Ukraine war will persist at least until the spring, if not beyond.

The dollar tends to be a safe haven during periods of risk aversion. We see value in local rates and Emerging Markets currencies, but in order to more meaningfully add risk, we are looking for signs of U.S. inflation coming down, a decline in U.S. rates volatility, and a bottoming in global growth expectations. We believe that over the coming months, as more data is released, we will get a clearer picture of the opportunities in 2023 and that better entry points will emerge.

8

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/15/2010)	(20.57)%	(8.64)%	(4.27)%	(2.53)%	(1.07)%
Class N (Inception: 12/15/2010)	(20.66)%	(8.69)%	(4.33)%	(2.57)%	(1.11)%
JPMorgan GBI-EM Global Diversified Index	(20.27)%	(8.21)%	(3.54)%	(2.56)%	(1.23)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2022, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned -34.64% and -35.05% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JPMorgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Emerging Markets Net Total Return Index (“MSCI EM”) returned -27.62% over the same period.

Underperformance for the one-year period was driven primarily by security selection in equities, particularly in China and Russia. Chinese equities were under significant pressure due to a combination of growth disappointment stemming from zero-COVID policies and lack of support for the property market, as well as heightened U.S./China tensions. We have since shifted to an underweight. In addition, we exited part of Russia equity exposure in an illiquid market and wrote down the remaining amount to zero. Further, during the course of the year, we shifted to an overweight in fixed income relative to an underweight in equities, reflecting a more defensive bias. However, Emerging Markets fixed income returns underperformed initial forecasts, yielding a less than expected return benefit.

There remain, of course, risks to the global economy, ranging from a severe U.S. recession to Chinese growth downside to a significant escalation in the Russia/Ukraine war. In our base case, we anticipate either a soft landing or only a modest recession in the U.S. This assumes that inflation cools somewhat over the next quarter or so, enabling the market to get comfortable around estimates of the Fed’s terminal rate and the Fed to slow the pace of rate increases to an eventual pause, most likely in the second quarter of 2023. Moreover, both household and consumer balance sheets appear healthy. As for China, recent headlines have been supportive of phasing out zero-COVID policies, but we do not believe there will be a meaningful move in this direction until the second quarter of 2023 when a local mRNA vaccine is expected to become available. In addition, there is the potential for further weakness given challenges in the property sector and slowing exports. Finally, we anticipate that the Russia/Ukraine war will persist at least until the spring, if not beyond.

We see value in select segments of the market, but in order to more meaningfully add risk, we are looking for signs of U.S. inflation coming down, a decline in U.S. rates volatility, and a bottoming in global growth expectations. We believe that over the coming months, as more data is released, we will get a clearer picture of the opportunities in 2023 and that better entry points will emerge.

10

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2022(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW EM Multi-Asset Opportunities Fund
Class I (Inception: 07/01/2013)	(34.64)%	(6.79)%	(4.07)%	—	0.43%
Class N (Inception: 07/01/2013)	(35.05)%	(7.12)%	(4.33)%	—	0.25%
50% JPMorgan EMBI Global Diversified Index/ 50% MSCI Emerging Markets Net Total Return Index	(27.62)%	(5.65)%	(2.69)%	—	1.70%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Developing Markets Equity Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 88.9% of Net Assets

Argentina — 2.4% (Cost: $68,420)

MercadoLibre, Inc. (1)	110	$99,178

Brazil — 11.4%

CCR S.A.	40,000	98,794

CPFL Energia S.A.	9,500	64,127

Engie Brasil Energia S.A.	9,000	68,985

Pet Center Comercio e Participacoes S.A.	15,200	25,375

Petroleo Brasileiro S.A.	10,500	66,555

Sendas Distribuidora S.A.	18,000	67,990

Tres Tentos Agroindustrial S.A.	33,000	79,745

Total Brazil

(Cost: $471,398)		471,571

China — 29.5%

BYD Co., Ltd.	2,700	60,487

CanSino Biologics, Inc.	4,600	42,778

China Longyuan Power Group Corp. Ltd.	17,000	41,320

China Shenhua Energy Co., Ltd. — Class H	15,000	39,459

China State Construction Engineering Corp., Ltd.	60,000	39,049

Contemporary Amperex Technology Co., Ltd.	1,500	76,980

Daqin Railway Co., Ltd.	46,000	40,400

Fujian Funeng Co., Ltd.	28,000	41,049

Galaxy Entertainment Group, Ltd.	8,000	36,548

Henan Shenhuo Coal & Power Co., Ltd.	20,000	38,446

Huaibei Mining Holdings Co., Ltd.	23,000	41,061

JD.com, Inc.	5,200	94,692

Koolearn Technology Holding, Ltd. (1)	4,000	19,389

Kweichow Moutai Co., Ltd.	100	18,535

Ping An Insurance Group Co. of China, Ltd. — Class H	36,990	148,082

Pylon Technologies Co., Ltd.	1,150	48,609

Shanxi Lu’an Environmental Energy Development Co., Ltd.	17,144	39,503

Shenzhen SC New Energy Technology Corp.	2,100	39,056

Sichuan Road & Bridge Co., Ltd.	31,979	49,405

Sinotrans, Ltd.	125,000	60,799

Swire Pacific, Ltd.	6,000	39,800

Tianqi Lithium Corp. (1)	3,300	43,202

Tianqi Lithium Corp. (1)	5,000	40,765

Wuxi Lead Intelligent Equipment Co., Ltd.	5,500	37,815

Yunnan Energy New Material Co., Ltd.	2,200	44,617

Total China

(Cost: $1,483,581)		1,221,846

France — 3.0% (Cost: $80,645)

Hermes International	95	122,979

Greece — 1.3% (Cost: $44,556)

Mytilineos S.A.	3,300	55,341

Issues	Shares	Value

India — 8.2%

Apollo Hospitals Enterprise, Ltd.	800	$43,611

Avenue Supermarts, Ltd. (1)	1,170	61,151

Coal India, Ltd.	21,000	62,396

Jindal Steel & Power Ltd (1)	11,500	63,885

KPIT Technologies, Ltd.	6,900	59,391

Persistent Systems, Ltd.	1,100	49,109

Total India

(Cost: $307,365)		339,543

Indonesia — 3.0%

Adaro Energy Tbk PT	252,800	64,494

Indo Tambangraya Megah Tbk PT	20,000	57,613

Total Indonesia

(Cost: $100,970)		122,107

Philippines — 1.2% (Cost: $54,015)

Wilcon Depot, Inc.	100,000	50,823

Poland — 1.1% (Cost: $44,002)

Dino Polska S.A. (1)	700	45,717

Russia — 0.0%

Magnitogorsk Iron & Steel Works PJSC (1)(2)	79,000	117

Yandex N.V. (1)(2)	3,100	140

Total Russia

(Cost: $225,147)		257

Singapore — 4.0%

City Developments, Ltd.	11,500	62,025

Sembcorp Industries, Ltd.	31,000	63,748

Yangzijiang Shipbuilding Holdings, Ltd.	49,000	41,552

Total Singapore

(Cost: $167,782)		167,325

South Africa — 6.7%

Clicks Group, Ltd.	4,900	82,989

Discovery, Ltd. (1)	6,000	39,226

Exxaro Resources, Ltd.	5,600	62,372

MultiChoice Group	14,000	91,439

Total South Africa

(Cost: $319,611)		276,026

South Korea — 4.5%

GS Holdings Corp.	1,900	61,285

HD Hyundai Co., Ltd.	1,500	64,034

KT Corp. (SP ADR)	4,900	62,279

Total South Korea

(Cost: $200,390)		187,598

Taiwan — 9.7%

Alchip Technologies, Ltd.	1,900	38,049

E Ink Holdings, Inc.	21,600	137,250

eMemory Technology, Inc.	1,000	33,160

See accompanying Notes to Financial Statements.

12

TCW Developing Markets Equity Fund

October 31, 2022

Issues	Shares	Value

Taiwan (Continued)

Taiwan Semiconductor Manufacturing Co., Ltd.	16,000	$192,355

Total Taiwan

(Cost: $357,104)		400,814

Thailand — 1.5% (Cost: $63,616)

Central Pattana PCL	35,000	63,223

Turkey — 0.7% (Cost: $21,840)

Turkcell Iletisim Hizmetleri A.S.	20,000	27,622

United States — 0.7% (Cost: $34,435)

Samsonite International S.A. (1)	13,986	30,047

Total Common Stock

(Cost: $4,044,877)		3,682,017

PREFERRED STOCK — 2.5%

South Korea — 2.5%

Hyundai Motor Co.	1,150	64,337

Samsung Electronics Co., Ltd.	1,100	41,109

Total South Korea

(Cost: $112,139)		105,446

Total Preferred Stock

(Cost: $112,139)		105,446

MONEY MARKET INVESTMENTS — 16.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (3)	669,364	669,364

Total Money Market Investments

(Cost: $669,364)		669,364

Total Investments (107.6%)

(Cost: $4,826,380)		4,456,827

Liabilities In Excess Of Other Assets (-7.6%)		(313,358)

Total Net Assets (100.0%)		$4,143,469

Notes to the Schedule of Investments:

PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2022.

See accompanying Notes to Financial Statements.

13

TCW Developing Markets Equity Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Air Freight & Logistics	1.5%
Automobiles	3.0
Beverages	0.4
Chemicals	3.1
Construction & Engineering	2.1
Diversified Consumer Services	0.5
Diversified Telecommunication Services	1.5
Electric Utilities	1.6
Electrical Equipment	3.1
Electronic Equipment, Instruments & Components	3.3
Food & Staples Retailing	6.2
Food Products	1.9
Health Care Providers & Services	1.1
Hotels, Restaurants & Leisure	0.9
IT Services	1.2
Independent Power and Renewable Electricity Producers	3.7
Industrial Conglomerates	2.8
Insurance	4.6
Interactive Media & Services	0.0
Internet & Direct Marketing Retail	4.7
Machinery	1.9
Media	2.2
Metals & Mining	3.4
Multi-Utilities	1.5
Oil, Gas & Consumable Fuels	10.9
Pharmaceuticals	1.0
Real Estate Management & Development	4.0
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	7.3
Software	1.4
Specialty Retail	1.8
Technology Hardware, Storage & Peripherals	1.0
Textiles, Apparel & Luxury Goods	3.7
Transportation Infrastructure	2.4
Wireless Telecommunication Services	0.7
Money Market Investments	16.2

Total	107.6%

See accompanying Notes to Financial Statements.

14

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Air Freight & Logistics	$60,799	$—	$—	$60,799
Automobiles	—	60,487	—	60,487
Beverages	—	18,535	—	18,535
Chemicals	83,967	44,617	—	128,584
Construction & Engineering	39,049	49,404	—	88,453
Diversified Consumer Services	19,389	—	—	19,389
Diversified Telecommunication Services	62,279	—	—	62,279
Electric Utilities	64,127	—	—	64,127
Electrical Equipment	48,609	76,979	—	125,588
Electronic Equipment, Instruments & Components	—	137,250	—	137,250
Food & Staples Retailing	150,979	106,868	—	257,847
Food Products	79,745	—	—	79,745
Health Care Providers & Services	—	43,611	—	43,611
Hotels, Restaurants & Leisure	—	36,548	—	36,548
Independent Power and Renewable Electricity Producers	151,354	—	—	151,354
Industrial Conglomerates	—	116,626	—	116,626
Insurance	—	187,308	—	187,308
Interactive Media & Services	—	—	140	140
Internet & Direct Marketing Retail	99,178	94,692	—	193,870
IT Services	—	49,109	—	49,109
Machinery	41,552	37,814	—	79,366
Media	91,439	—	—	91,439
Metals & Mining	143,392	—	117	143,509
Multi-Utilities	—	63,748	—	63,748
Oil, Gas & Consumable Fuels	168,410	288,016	—	456,426
Pharmaceuticals	42,778	—	—	42,778
Real Estate Management & Development	63,223	101,825	—	165,048
Road & Rail	—	40,400	—	40,400
Semiconductors & Semiconductor Equipment	39,056	263,564	—	302,620
Software	—	59,391	—	59,391
Specialty Retail	25,376	50,823	—	76,199
Textiles, Apparel & Luxury Goods	—	153,027	—	153,027
Transportation Infrastructure	98,795	—	—	98,795
Wireless Telecommunication Services	—	27,622	—	27,622

Total Common Stock	1,573,496	2,108,264	257	3,682,017

Preferred Stock
Automobiles	—	64,337	—	64,337
Technology Hardware, Storage & Peripherals	—	41,109	—	41,109

Total Preferred Stock	—	105,446	—	105,446

Money Market Investments	669,364	—	—	669,364

Total Investments	$2,242,860	$2,213,710	$257	$4,456,827

See accompanying Notes to Financial Statements.

15

TCW Emerging Markets Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 94.9% of Net Assets

Angola — 1.8%

Angolan Government International Bond

8.25% (1)	05/09/28		$23,005,000	$19,492,136

8.75% (1)	04/14/32		60,835,000	48,972,175

Total Angola

(Cost: $77,988,174)				68,464,311

Argentina — 1.1%

Argentine Republic Government International Bond

3.50%	07/09/41		81,565,456	19,592,470

3.88%	01/09/38		96,632,818	25,201,839

Total Argentina

(Cost: $66,415,338)				44,794,309

Bahrain — 3.1%

Bahrain Government International Bond

5.25% (1)	01/25/33		49,810,000	39,048,350

5.63% (1)	09/30/31		19,512,000	16,473,982

Oil and Gas Holding Co. BSCC (The)

7.50% (2)	10/25/27		25,435,000	24,674,621

7.63% (2)	11/07/24		39,939,000	39,695,771

Total Bahrain

(Cost: $132,022,959)				119,892,724

Benin — 0.2% (Cost: $8,983,178)

Benin Government International Bond

4.88% (2)	01/19/32	EU	R 13,125,000	8,983,178

Brazil — 4.1%

Acu Petroleo Luxembourg Sarl

7.50% (1)	07/13/35		$24,316,000	19,201,009

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/25	BRL	50,000,000	9,220,947

10.00%	01/01/27	BRL	53,400,000	9,645,196

Brazilian Government International Bond

3.88%	06/12/30		$15,900,000	13,414,004

5.00%	01/27/45		48,019,000	34,722,539

7.13%	01/20/37		21,575,000	21,639,725

CSN Resources S.A.

4.63% (1)	06/10/31		13,844,000	9,283,786

5.88% (1)	04/08/32		1,925,000	1,398,705

Globo Communicacoes Part

5.50% (1)	01/14/32		17,848,000	13,627,930

MC Brazil Downstream Trading Sarl

7.25% (1)	06/30/31		14,653,000	11,196,357

MV24 Capital B.V.

6.75% (1)	06/01/34		22,706,951	18,826,333

Total Brazil

(Cost: $178,389,929)				162,176,531

Issues	Maturity Date	Principal Amount	Value

Chile — 3.6%

AES Andes S.A.

7.13% (USD 5-year Swap rate + 4.644%) (1),(3)	03/26/79	$20,856,000	$17,218,714

Chile Government International Bond

2.55%	01/27/32	54,480,000	42,865,954

2.55%	07/27/33	23,947,000	17,876,435

2.75%	01/31/27	19,350,000	17,393,110

3.10%	05/07/41	42,935,000	28,457,318

3.50%	01/31/34	23,060,000	18,644,010

Total Chile

(Cost: $167,613,509)			142,455,541

China — 0.4%

Alibaba Group Holding, Ltd.

4.50%	11/28/34	4,377,000	3,390,074

Tencent Holdings, Ltd.

3.93% (2)	01/19/38	15,990,000	10,912,324

Total China

(Cost: $17,666,732)			14,302,398

Colombia — 3.0%

Banco GNB Sudameris S.A.

7.50% (U.S. 5-year Treasury Constant Maturity Rate + 6.660%) (1),(3)	04/16/31	10,550,000	7,203,909

Colombia Government International Bond

3.13%	04/15/31	38,765,000	26,871,898

4.13%	02/22/42	76,770,000	43,340,261

Ecopetrol S.A.

4.63%	11/02/31	13,411,000	9,296,505

Gran Tierra Energy International Holdings, Ltd.

6.25% (2)	02/15/25	14,397,000	12,310,551

Gran Tierra Energy, Inc.

7.75% (2)	05/23/27	13,143,000	10,202,912

Millicom International Cellular S.A.

5.13% (2)	01/15/28	8,235,000	7,081,277

Total Colombia

(Cost: $137,208,444)			116,307,313

Costa Rica — 0.4% (Cost: $15,811,531)

Instituto Costarricense de Electricidad

6.75% (1)	10/07/31	15,954,000	14,114,464

Dominican Republic — 3.8%

Dominican Republic International Bond

4.50% (1)	01/30/30	15,736,000	12,670,718

4.88% (1)	09/23/32	77,329,000	59,872,394

5.30% (1)	01/21/41	22,180,000	15,360,234

5.50% (1)	02/22/29	47,300,000	41,476,635

See accompanying Notes to Financial Statements.

16

TCW Emerging Markets Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Dominican Republic (Continued)

6.00% (2)	07/19/28	$22,370,000	$20,496,662

Total Dominican Republic

(Cost: $163,109,691)			149,876,643

Ecuador — 1.0%

Ecuador Government International Bond

2.50% (1)	07/31/35	19,864,699	7,356,398

5.50% (2)	07/31/30	62,173,094	33,271,931

Total Ecuador

(Cost: $62,486,269)			40,628,329

Egypt — 1.5%

Egypt Government International Bond

7.05% (1)	01/15/32	53,112,000	33,849,446

7.30% (2)	09/30/33	16,441,000	10,296,176

7.60% (2)	03/01/29	14,030,000	10,053,898

Energean PLC

6.50% (1)	04/30/27	2,850,000	2,537,355

Total Egypt

(Cost: $82,352,613)			56,736,875

El Salvador — 0.8%

El Salvador Government International Bond

6.38% (2)	01/18/27	40,314,000	16,077,223

7.12% (2)	01/20/50	22,000,000	7,580,650

8.25% (2)	04/10/32	18,820,000	7,622,100

Total El Salvador

(Cost: $65,880,321)			31,279,973

Gabon — 0.6% (Cost: $30,504,783)

Gabon Government International Bond

6.63% (2)	02/06/31	31,213,000	21,977,073

Guatemala — 1.9%

Banco Industrial S.A.

4.88% (U.S. 5-year Treasury Constant Maturity Rate + 4.442%) (1),(3)	01/29/31	15,400,000	14,092,809

CT Trust

5.13% (2)	02/03/32	15,051,000	12,105,519

Guatemala Government Bond

3.70% (1)	10/07/33	23,470,000	17,900,041

4.90% (2)	06/01/30	14,400,000	13,141,558

5.25% (2)	08/10/29	20,100,000	18,578,430

Total Guatemala

(Cost: $83,510,712)			75,818,357

Hungary — 0.6% (Cost: $24,775,754)

Hungary Government International Bond

5.25% (1)	06/16/29	26,075,000	24,022,715

Issues	Maturity Date	Principal Amount	Value

India — 1.4%

Adani Green Energy, Ltd.

4.38% (2)	09/08/24	$16,348,000	$12,342,740

Greenko Investment Co.

4.88% (2)	08/16/23	10,540,000	10,116,002

Greenko Power II, Ltd.

4.30% (2)	12/13/28	13,782,750	10,647,175

India Airport Infra

6.25% (2)	10/25/25	10,950,000	9,710,022

India Green Power Holdings

4.00% (2)	02/22/27	13,970,000	10,617,200

Total India

(Cost: $55,913,557)			53,433,139

Indonesia — 6.7%

Freeport Indonesia PT

4.76% (1)	04/14/27	23,525,000	21,187,203

5.32% (1)	04/14/32	34,455,000	29,007,664

Indonesia Asahan Aluminium Persero PT

4.75% (1)	05/15/25	39,540,000	37,958,400

5.45% (1)	05/15/30	46,536,000	41,351,890

Indonesia Government International Bond

5.25% (2)	01/17/42	17,011,000	15,433,442

Perusahaan Penerbit SBSN Indonesia III

2.55% (2)	06/09/31	21,378,000	17,172,947

3.80% (1)	06/23/50	9,619,000	6,820,733

4.15% (2)	03/29/27	23,050,000	21,952,590

4.70% (1)	06/06/32	40,155,000	37,695,506

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

3.00% (2)	06/30/30	6,950,000	5,284,433

3.38% (2)	02/05/30	9,850,000	7,814,941

4.88% (2)	07/17/49	14,900,000	10,024,869

5.25% (2)	05/15/47	13,450,000	9,689,380

Total Indonesia

(Cost: $301,403,498)			261,393,998

Iraq — 1.6% (Cost: $70,911,982)

Iraq International Bond

5.80% (2)	01/15/28	74,448,688	63,616,403

Israel — 2.0%

Bank Leumi Le-Israel BM

5.13% (2)	07/27/27	14,075,000	13,737,485

Energean Israel Finance, Ltd.

4.88% (2)	03/30/26	9,005,000	8,127,012

5.38% (2)	03/30/28	16,230,000	14,319,729

5.88% (2)	03/30/31	43,642,700	37,096,295

Leviathan Bond, Ltd.

6.75% (2)	06/30/30	4,715,000	4,221,776

Total Israel

(Cost: $84,484,118)			77,502,297

See accompanying Notes to Financial Statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Ivory Coast — 0.8%

Ivory Coast Government International Bond

4.88% (1)	01/30/32	EUR	29,810,000	$20,785,951

6.88% (1)	10/17/40	EUR	18,557,000	12,334,199

Total Ivory Coast

(Cost: $44,910,648)				33,120,150

Jordan — 1.0%

Jordan Government International Bond

4.95% (2)	07/07/25		$11,235,000	10,522,532

7.75% (1)	01/15/28		31,020,000	30,191,766

Total Jordan

(Cost: $41,141,191)				40,714,298

Kazakhstan — 2.1%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33		63,920,000	43,305,800

5.38% (2)	04/24/30		22,665,000	18,634,596

Tengizchevroil Finance Co. International Ltd.

3.25% (2)	08/15/30		13,875,000	9,507,844

4.00% (2)	08/15/26		15,204,000	12,412,470

Total Kazakhstan

(Cost: $110,500,424)				83,860,710

Kenya — 0.4% (Cost: $16,320,075)

Republic of Kenya Government International Bond

7.25% (2)	02/28/28		20,365,000	15,477,400

Mexico — 10.1%

America Movil SAB de CV

5.38% (1)	04/04/32		27,470,000	23,333,018

Banco Mercantil del Norte S.A.

5.88% (U.S. 5-year Treasury Constant Maturity Rate + 4.643%) (1),(3),(4)	01/24/27		6,750,000	5,162,499

7.50% (U.S. 10-year Treasury Constant Maturity Rate + 5.470%) (1),(3),(4)	06/27/29		32,094,000	25,100,109

BBVA Bancomer S.A.

5.13% (U.S. 5-year Treasury Constant Maturity Rate + 2.650%) (2),(3)	01/18/33		11,061,000	9,004,207

Braskem Idesa SAPI

6.99% (1)	02/20/32		3,670,000	2,454,790

Cemex SAB de CV

5.13% (U.S. 5-year Treasury Constant Maturity Rate + 4.534%) (1),(3),(4)	06/08/26		22,593,000	18,651,651

Comision Federal de Electricidad

4.69% (1)	05/15/29		5,015,000	4,251,567

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

6.26% (2)	02/15/52	$25,365,000	$18,899,444

Electricidad Firme de Mexico Holdings SA de CV

4.90% (1)	11/20/26	18,998,000	15,293,390

Mexico Government International Bond

4.28%	08/14/41	13,821,000	10,068,253

4.50%	04/22/29	40,102,000	37,395,115

4.88%	05/19/33	68,570,000	60,633,022

Petroleos Mexicanos

5.35%	02/12/28	58,935,000	47,072,976

6.63%	06/15/35	24,043,000	16,640,160

6.84%	01/23/30	45,595,000	36,421,286

Petroleos Mexicanos Co.

6.70%	02/16/32	31,308,000	23,728,646

United Mexican States

3.50%	02/12/34	57,053,000	43,731,125

Total Mexico

(Cost: $428,906,350)			397,841,258

Mozambique — 0.5% (Cost: $20,863,442)

Mozambique International Bond

5.00% (2)	09/15/31	30,080,000	20,491,323

Nigeria — 1.8%

Nigeria Government International Bond

6.13% (1)	09/28/28	40,316,000	26,632,750

7.38% (2)	09/28/33	26,705,000	16,223,287

7.70% (1)	02/23/38	45,120,000	26,593,728

Total Nigeria

(Cost: $101,808,035)			69,449,765

Oman — 4.3%

Oman Government International Bond

4.75% (2)	06/15/26	18,664,000	17,704,670

5.63% (2)	01/17/28	19,179,000	18,348,549

6.00% (2)	08/01/29	37,710,000	35,965,913

6.25% (1)	01/25/31	47,204,000	45,254,475

OQ SAOC

5.13% (2)	05/06/28	58,664,000	53,110,983

Total Oman

(Cost: $180,042,234)			170,384,590

Pakistan — 0.6%

Pakistan Government International Bond

6.00% (1)	04/08/26	37,215,000	12,001,837

6.88% (2)	12/05/27	36,093,000	11,607,509

Total Pakistan

(Cost: $68,315,376)			23,609,346

Panama — 4.7%

Panama Government International Bond

2.25%	09/29/32	20,521,000	14,292,076

See accompanying Notes to Financial Statements.

18

TCW Emerging Markets Income Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Panama (Continued)

3.16%	01/23/30	$66,973,000	$54,804,006

3.75%	03/16/25	17,500,000	16,738,706

3.88%	03/17/28	56,040,000	50,920,052

Republic of Panama

6.70%	01/26/36	47,060,000	46,043,504

Total Panama

(Cost: $198,254,331)			182,798,344

Paraguay — 1.1%

Paraguay Government International Bond

2.74% (2)	01/29/33	9,100,000	6,829,920

3.85% (2)	06/28/33	29,090,000	23,718,555

5.60% (2)	03/13/48	18,257,000	14,318,492

Total Paraguay

(Cost: $47,885,739)			44,866,967

Peru — 3.6%

Peruvian Government International Bond

2.78%	01/23/31	71,965,000	57,010,673

3.00%	01/15/34	87,016,000	65,296,806

3.30%	03/11/41	30,042,000	20,368,476

Total Peru

(Cost: $173,047,920)			142,675,955

Philippines — 2.8%

Philippine Government International Bond

1.95%	01/06/32	29,715,000	22,458,147

3.20%	07/06/46	30,424,000	20,180,239

3.56%	09/29/32	47,255,000	40,662,927

5.95%	10/13/47	11,585,000	11,408,142

6.38%	10/23/34	13,800,000	14,296,592

Total Philippines

(Cost: $126,320,234)			109,006,047

Qatar — 3.8%

Qatar Energy

1.38% (2)	09/12/26	36,360,000	31,996,618

2.25% (1)	07/12/31	35,240,000	28,192,000

3.13% (1)	07/12/41	51,681,000	36,595,316

Qatar Government International Bond

3.75% (1)	04/16/30	57,994,000	54,027,211

Total Qatar

(Cost: $175,824,919)			150,811,145

Romania — 1.1%

Romanian Government International Bond

3.00% (1)	02/27/27	45,882,000	39,527,343

3.00% (1)	02/14/31	7,166,000	5,328,573

Total Romania

(Cost: $50,777,689)			44,855,916

Issues	Maturity Date	Principal Amount		Value

Saudi Arabia — 5.1%

KSA Sukuk, Ltd.

5.27% (1)	10/25/28		$32,987,000	$33,230,279

Saudi Arabian Oil Co.

2.25% (2)	11/24/30		48,920,000	38,646,800

3.50% (2)	04/16/29		57,345,000	50,979,705

Saudi Government International Bond

3.63% (2)	03/04/28		38,835,000	36,208,007

5.50% (1)	10/25/32		41,000,000	41,589,375

Total Saudi Arabia

(Cost: $212,278,895)				200,654,166

Senegal — 0.7% (Cost: $36,447,028)

Senegal Government International Bond

5.38% (1)	06/08/37	EUR	42,225,000	25,665,852

South Africa — 5.1%

Eskom Holdings SOC, Ltd.

4.31% (2)	07/23/27		$24,360,000	20,535,480

6.35% (2)	08/10/28		49,522,000	44,617,341

7.13% (2)	02/11/25		18,375,000	17,241,262

8.45% (2)	08/10/28		31,892,000	28,061,771

Republic of South Africa Government International Bond

4.85%	09/30/29		44,125,000	37,620,975

5.88%	04/20/32		58,305,000	50,049,595

Total South Africa

(Cost: $216,932,454)				198,126,424

Sri Lanka — 0.3%

Sri Lanka Government International Bond

6.20% (2),(5)	05/11/27		14,675,000	3,265,188

6.75% (2),(5)	04/18/28		36,568,000	8,484,873

Total Sri Lanka

(Cost: $36,927,349)				11,750,061

Thailand — 0.4% (Cost: $23,749,635)

GC Treasury Centre Co.

5.20% (1)	03/30/52		24,125,000	17,210,775

Turkey — 1.2% (Cost: $43,903,118)

Turkey Government International Bond

4.88%	04/16/43		78,538,000	46,239,248

United Arab Emirates — 3.4%

DP World Salaam

6.00% (U.S. 5-year Treasury Constant Maturity Rate + 5.750%) (2),(3),(4)	10/01/25		49,513,000	48,131,587

Galaxy Pipeline Assets Bidco, Ltd.

2.63% (1)	03/31/36		94,416,000	71,915,015

2.94% (1)	09/30/40		16,373,018	12,328,883

Total United Arab Emirates

(Cost: $153,858,701)				132,375,485

See accompanying Notes to Financial Statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Venezuela — 0.3%

Venezuela Government International Bond

8.25% (2),(5),(6)	10/13/24	$60,057,200	$4,654,433

9.25% (5),(6)	09/15/27	60,955,000	4,724,013

9.25% (2),(5),(6)	05/07/28	49,048,000	3,801,220

Total Venezuela

(Cost: $55,533,009)			13,179,666

Zambia — 0.1% (Cost: $8,161,646)

Zambia Government International Bond

5.38% (2)	09/20/22	11,247,000	4,052,294

Total Fixed Income Securities

(Cost: $4,400,143,534)			3,726,993,756

PURCHASED OPTIONS (7) (0.1%) (Cost: $6,941,402)			3,547,084

Issues	Shares	Value

Money Market Investments (6.9% )

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (8)	270,041,180	$270,041,180

Total Money Market Investments

(Cost: $270,041,180)		270,041,180

Total Investments (101.9%)

(Cost: $4,677,126,116)		4,000,582,020

Liabilities In Excess Of Other Assets (-1.9%)		(73,766,975)

Total Net Assets (100.0%)		$3,926,815,045

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
CURRENCY OPTIONS
EUR Put / USD Call	Goldman Sachs	EUR	0.97	1/5/23	$248,250,000	$248,250,000	$2,453,334	$4,630,068	$(2,176,734)

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
U.S. Treasury 10-Year Future Option	$117.50	12/23/22	8,750	$8,750,000	$1,093,750	$2,311,334	$(1,217,584)

Written Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
EUR Put / USD Call	Goldman Sachs	EUR	0.90	1/5/23	(248,250,000)	$(248,250,000)	$(330,988)	$(907,681)	$576,693

See accompanying Notes to Financial Statements.

20

TCW Emerging Markets Income Fund

October 31, 2022

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
BNP Paribas S.A.	EUR	10,698,000	01/06/23	$10,682,274	$10,633,165	$(49,109)

SELL (10)
Bank of America	EUR	48,435,000	01/06/23	$47,795,823	$48,141,460	$(345,637)
Citibank N.A.	EUR	4,130,000	01/06/23	4,185,908	4,104,970	80,938
Goldman Sachs & Co.	EUR	14,114,067	01/06/23	14,167,700	14,028,528	139,172
Standard Chartered Bank	EUR	14,171,455	01/06/23	14,167,700	14,085,570	82,130

				$80,317,131	$80,360,528	$(43,397)

Notes to the Schedule of Investments:

BRL	Brazilian Real.
EUR	Euro Currency.
USD	U.S. Dollar.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $1,316,176,142 or 33.5% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $1,220,440,568 or 31.1% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(4)	Perpetual maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(7)	See options table for description of purchased options.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

21

TCW Emerging Markets Income Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Banks	1.9%
Building Materials	0.5
Chemicals	0.5
Commercial Services	1.2
Electric	5.7
Energy-Alternate Sources	0.8
Engineering & Construction	0.3
Foreign Government Bonds	59.7
Internet	0.4
Iron & Steel	0.3
Media	0.3
Mining	3.3
Oil & Gas	15.8
Pipelines	2.6
Purchased Options	0.1
Telecommunications	1.1
Transportation	0.5
Money Market Investments	6.9

Total	101.9%

See accompanying Notes to Financial Statements.

22

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$74,301,018	$—	$74,301,018
Building Materials	—	18,651,651	—	18,651,651
Chemicals	—	19,665,565	—	19,665,565
Commercial Services	—	48,131,587	—	48,131,587
Electric	—	225,389,795	—	225,389,795
Energy-Alternate Sources	—	31,380,377	—	31,380,377
Engineering & Construction	—	9,710,022	—	9,710,022
Foreign Government Bonds	—	2,332,750,961	13,179,666	2,345,930,627
Internet	—	14,302,398	—	14,302,398
Iron & Steel	—	10,682,491	—	10,682,491
Media	—	13,627,930	—	13,627,930
Mining	—	129,505,157	—	129,505,157
Oil & Gas	—	620,924,085	—	620,924,085
Pipelines	—	103,444,906	—	103,444,906
Telecommunications	—	42,519,814	—	42,519,814
Transportation	—	18,826,333	—	18,826,333

Total Fixed Income Securities	—	3,713,814,090	13,179,666	3,726,993,756

Purchased Options	1,093,750	2,453,334	—	3,547,084

Money Market Investments	270,041,180	—	—	270,041,180

Total Investments	$271,134,930	$3,716,267,424	$13,179,666	$4,000,582,020

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	302,240	—	302,240

Total	$271,134,930	$3,716,569,664	$13,179,666	$4,000,884,260

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(394,746)	$—	$(394,746)
Written Options
Foreign Currency Risk	—	(330,988)	—	(330,988)

Total	$—	$(725,734)	$—	$(725,734)

See accompanying Notes to Financial Statements.

23

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments

Issues	Maturity Date		Principal Amount	Value

FIXED INCOME SECURITIES — 94.2% of Net Assets

Brazil — 11.5%

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/25	BRL	43,118,000	$7,951,776

10.00%	01/01/27	BRL	25,320,000	4,573,340

10.00%	01/01/29	BRL	15,217,000	2,684,517

10.00%	01/01/31	BRL	5,762,000	998,246

Total Brazil

(Cost: $16,579,822)				16,207,879

Chile — 2.0%

Bonos de la Tesoreria de la Republica en pesos

2.50%	03/01/25	CLP	120,000,000	114,359

4.50%	03/01/26	CLP	655,000,000	645,206

4.70% (1)	09/01/30	CLP	1,435,000,000	1,354,088

5.00% (1)	10/01/28	CLP	370,000,000	360,117

5.00%	03/01/35	CLP	435,000,000	408,979

Total Chile

(Cost: $3,183,978)				2,882,749

China — 9.7%

Agricultural Development Bank of China

2.25%	04/22/25	CNY	19,270,000	2,638,236
China Government Bond

2.75%	06/15/29	CNY	11,460,000	1,579,867

2.85%	06/04/27	CNY	11,110,000	1,549,914

3.27%	11/19/30	CNY	35,460,000	5,082,650

3.28%	12/03/27	CNY	19,890,000	2,838,350

Total China

(Cost: $14,870,709)				13,689,017

Colombia — 3.8%

Colombian TES

5.75%	11/03/27	COP	4,750,000,000	706,294
Colombian TES (Treasury) Bond, Series B

6.00%	04/28/28	COP	4,960,700,000	725,615

7.00%	06/30/32	COP	12,072,600,000	1,597,582

7.50%	08/26/26	COP	7,502,800,000	1,275,562

7.75%	09/18/30	COP	7,408,200,000	1,088,766

Total Colombia

(Cost: $8,471,151)				5,393,819

Czech Republic — 3.4%

Czech Republic Government Bond

0.95% (1)	05/15/30	CZK	19,490,000	554,472

1.00% (1)	06/26/26	CZK	24,630,000	832,697

1.25%	02/14/25	CZK	14,220,000	514,663

1.75%	06/23/32	CZK	35,920,000	1,023,616

2.00%	10/13/33	CZK	30,900,000	871,466

2.40% (1)	09/17/25	CZK	12,100,000	442,174

3.50%	05/30/35	CZK	15,880,000	515,430

Total Czech Republic

(Cost: $6,044,958)				4,754,518

Issues	Maturity Date		Principal Amount	Value

Hungary — 2.3%

Hungary Government Bond

1.00%	11/26/25	HUF	166,480,000	$292,267

2.75%	12/22/26	HUF	183,000,000	312,037

3.00%	06/26/24	HUF	876,650,000	1,802,226

3.00%	10/27/27	HUF	139,470,000	231,386

3.00%	10/27/38	HUF	108,420,000	125,508

3.25%	10/22/31	HUF	309,560,000	452,952

Total Hungary

(Cost: $4,491,316)				3,216,376

Indonesia — 11.0%

Indonesia Treasury Bond

6.13%	05/15/28	IDR	21,800,000,000	1,318,273

6.38%	04/15/32	IDR	35,039,000,000	2,078,101

6.50%	02/15/31	IDR	45,684,000,000	2,740,015

7.00%	09/15/30	IDR	36,103,000,000	2,245,018

7.50%	08/15/32	IDR	31,222,000,000	1,992,263

7.50%	06/15/35	IDR	5,097,000,000	323,724

8.38%	09/15/26	IDR	21,483,000,000	1,428,986

8.38%	03/15/34	IDR	15,833,000,000	1,064,331

9.00%	03/15/29	IDR	34,988,000,000	2,420,436

Total Indonesia

(Cost: $16,678,876)				15,611,147

Malaysia — 9.8%

Malaysia Government Bond

3.58%	07/15/32	MYR	12,992,000	2,580,059

3.73%	06/15/28	MYR	8,517,000	1,748,255

3.76%	05/22/40	MYR	3,750,000	689,245

3.89%	08/15/29	MYR	11,642,000	2,387,123

3.90%	11/16/27	MYR	9,010,000	1,881,848

3.90%	11/30/26	MYR	4,400,000	924,577

3.96%	09/15/25	MYR	6,482,000	1,373,723

4.18%	07/15/24	MYR	3,942,000	842,719

4.76%	04/07/37	MYR	3,313,000	708,882

Malaysia Government Investment Issue

3.47%	10/15/30	MYR	3,583,000	708,188

Total Malaysia

(Cost: $15,642,815)				13,844,619

Mexico — 11.9%

Mexican Bonos

5.00%	03/06/25	MXN	29,840,000	1,341,351

Mexico Government Bond (BONOS)

5.75%	03/05/26	MXN	58,280,800	2,602,068

7.50%	06/03/27	MXN	76,413,700	3,535,996

7.75%	05/29/31	MXN	57,480,300	2,565,169

8.50%	05/31/29	MXN	69,350,700	3,273,150

8.50%	11/18/38	MXN	48,784,800	2,167,638

See accompanying Notes to Financial Statements.

24

TCW Emerging Markets Local Currency Income Fund

October 31, 2022

Issues	Maturity Date		Principal Amount	Value

Mexico (Continued)

10.00%	12/05/24	MXN	14,110,600	$708,765

10.00%	11/20/36	MXN	12,300,000	623,298

Total Mexico

(Cost: $17,799,016)				16,817,435

Peru — 2.3%

Peru Government Bond

5.35%	08/12/40	PEN	2,905,000	509,260

Peruvian Government International Bond

5.94%	02/12/29	PEN	946,000	211,783

6.15%	08/12/32	PEN	5,272,000	1,118,756

6.35% (1)	08/12/28	PEN	2,110,000	490,527

6.90% (1)	08/12/37	PEN	2,396,000	509,290

6.95% (1)	08/12/31	PEN	2,136,000	489,444

Total Peru

(Cost: $4,313,025)				3,329,060

Poland — 4.5%

Poland Government Bond

2.25%	10/25/24	PLN	7,462,000	1,390,620
Republic of Poland Government Bond

0.75%	04/25/25	PLN	6,749,000	1,175,861

1.25%	10/25/30	PLN	3,910,000	492,013

2.50%	07/25/26	PLN	11,554,000	1,964,048

2.50%	07/25/27	PLN	3,942,000	638,803

2.75%	10/25/29	PLN	4,301,000	644,521

Total Poland

(Cost: $7,576,630)				6,305,866

Romania — 3.4%

Romania Government Bond

3.25%	06/24/26	RON	7,680,000	1,272,825

3.25%	04/29/24	RON	4,165,000	776,535

4.15%	01/26/28	RON	2,720,000	436,958

4.25%	06/28/23	RON	485,000	95,062

4.75%	02/24/25	RON	2,275,000	418,207

5.85%	04/26/23	RON	5,360,000	1,065,861

6.70%	02/25/32	RON	4,035,000	690,829

Total Romania

(Cost: $5,911,509)				4,756,277

South Africa — 9.9%

South Africa Government Bond

6.25%	03/31/36	ZAR	62,402,550	2,154,335

7.00%	02/28/31	ZAR	53,010,519	2,237,901

8.00%	01/31/30	ZAR	57,890,250	2,706,935

8.25%	03/31/32	ZAR	31,473,704	1,411,457

8.50%	01/31/37	ZAR	67,831,852	2,844,137

8.88%	02/28/35	ZAR	37,702,065	1,675,283

10.50%	12/21/26	ZAR	16,160,000	921,733

Total South Africa

(Cost: $18,274,093)				13,951,781

Issues	Maturity Date		Principal Amount	Value

Thailand — 8.7%

Thailand Government Bond

0.75%	06/17/24	THB	13,248,000	$342,652

1.00%	06/17/27	THB	119,677,000	2,921,510

1.59%	12/17/35	THB	23,500,000	488,207

1.60%	12/17/29	THB	51,440,000	1,235,709

2.00%	12/17/31	THB	97,134,000	2,330,437

2.13%	12/17/26	THB	47,859,000	1,236,618

2.88%	12/17/28	THB	114,966,000	3,026,391

3.30%	06/17/38	THB	31,910,000	785,096

Total Thailand

(Cost: $15,067,373)				12,366,620

Total Fixed Income Securities

(Cost: $154,905,271)				133,127,163

			Shares

MONEY MARKET INVESTMENTS — 2.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01%			4,051,056	4,051,056

Total Money Market Investments

(Cost: $4,051,056)				4,051,056

			Principal Amount

SHORT TERM INVESTMENTS — 0.7%

FOREIGN GOVERNMENT BONDS (0.7% )

Brazil — 0.7%

Brazil Letras do Tesouro Nacional Bills

0.00% (3)	01/01/23	BRL	4,992,000	931,110

Total Brazil

(Cost: $913,784)				931,110

Total Short Term Investments

(Cost: $913,784)				931,110

Total Investments (97.8%)

(Cost: $159,870,111)				138,109,329

Excess Of Other Assets Over Liabilities (2.2%)				3,129,534

Total Net Assets (100.0%)				$141,238,863

See accompanying Notes to Financial Statements.

25

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (4)
Bank of America	COP	2,656,133,760	11/01/22	$599,200	$543,933	$(55,267)
Bank of America	HUF	257,763,000	01/04/23	642,000	610,409	(31,591)
Barclays Capital	MXN	30,562,000	02/21/23	1,480,000	1,508,782	28,782
Barclays Capital	MYR	7,799,845	11/03/22	1,756,511	1,649,756	(106,755)
BNP Paribas S.A.	CNH	8,988,723	11/14/22	1,341,000	1,227,172	(113,828)
BNP Paribas S.A.	CZK	59,496,665	12/08/22	2,367,148	2,395,463	28,315
BNP Paribas S.A.	HUF	1,183,100,350	01/04/23	2,816,641	2,801,702	(14,939)
BNP Paribas S.A.	PLN	4,315,292	12/06/22	902,518	900,776	(1,742)
BNP Paribas S.A.	PLN	9,137,656	01/12/23	1,794,668	1,889,379	94,711
Citibank N.A.	HUF	259,214,594	01/04/23	624,824	613,846	(10,978)
JP Morgan Chase Bank	COP	2,656,133,760	11/01/22	551,132	543,934	(7,198)
JP Morgan Chase Bank	HUF	196,554,506	01/04/23	474,769	465,461	(9,308)

				$15,350,411	$15,150,613	$(199,798)

SELL (5)
Bank of America	COP	2,656,133,760	11/01/22	$551,132	$543,933	$7,199
Bank of America	EUR	2,452,849	11/08/22	2,520,400	2,425,266	95,134
Bank of America	HUF	875,027,400	01/04/23	1,979,700	2,072,154	(92,454)
Bank of America	MXN	30,562,000	02/21/23	1,470,140	1,508,782	(38,642)
Barclays Capital	CNH	8,988,723	11/14/22	1,325,086	1,227,172	97,914
Barclays Capital	CNH	4,286,143	12/07/22	627,000	585,936	41,064
Barclays Capital	MYR	7,799,845	11/03/22	1,751,200	1,649,756	101,444
BNP Paribas S.A.	CNH	5,169,217	12/07/22	707,300	706,656	644
BNP Paribas S.A.	EUR	2,389,848	01/04/23	2,374,196	2,375,024	(828)
BNP Paribas S.A.	HUF	514,248,186	01/04/23	1,183,608	1,217,792	(34,184)
Goldman Sachs & Co.	HUF	221,433,298	01/04/23	511,098	524,376	(13,278)
JP Morgan Chase Bank	COP	2,656,133,760	11/01/22	602,913	543,934	58,979
Morgan Stanley & Co.	MYR	3,281,152	12/01/22	732,400	694,614	37,786
Morgan Stanley & Co.	TWD	22,772,470	01/30/23	707,000	712,633	(5,633)

				$17,043,173	$16,788,028	$255,145

See accompanying Notes to Financial Statements.

26

TCW Emerging Markets Local Currency Income Fund

October 31, 2022

Notes to the Schedule of Investments:

BRL	Brazilian Real.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EUR	Euro Currency.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
THB	Thai Baht.
TWD	Taiwan Dollar.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $5,032,809 or 3.6% of net assets.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(3)	Security is not accruing interest.
(4)	Fund buys foreign currency, sells U.S. Dollar.
(5)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

27

TCW Emerging Markets Local Currency Income Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Banks	1.9%
Foreign Government Bonds	92.4
Short Term Investments	0.6
Money Market Investments	2.9

Total	97.8%

See accompanying Notes to Financial Statements.

28

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$2,638,236	$—	$2,638,236
Foreign Government Bonds	—	130,488,927	—	130,488,927

Total Fixed Income Securities	—	133,127,163	—	133,127,163

Money Market Investments	4,051,056	—	—	4,051,056
Short Term Investments	—	931,110	—	931,110

Total Investments	$4,051,056	$134,058,273	$—	$138,109,329

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	591,972	—	591,972

Total	$4,051,056	$134,650,245	$—	$138,701,301

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(536,625)	$—	$(536,625)

Total	$—	$(536,625)	$—	$(536,625)

See accompanying Notes to Financial Statements.

29

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 55.5% of Net Assets

Angola — 0.6% (Cost: $301,736)

Angolan Government International Bond

8.75% (1)	04/14/32		$300,000	$241,500

Argentina — 0.6%

Argentine Republic Government International Bond

3.50%	07/09/41		421,094	101,149

3.88%	01/09/38		466,364	121,628

Total Argentina

(Cost: $334,580)				222,777

Bahrain — 1.5%

Bahrain Government International Bond

5.63% (1)	09/30/31		200,000	168,860

Oil and Gas Holding Co. BSCC (The)

7.63% (2)	11/07/24		400,000	397,564

Total Bahrain

(Cost: $596,896)				566,424

Benin — 0.2% (Cost: $68,443)

Benin Government International Bond

4.88% (2)	01/19/32	EUR	100,000	68,443

Brazil — 2.9%

Acu Petroleo Luxembourg Sarl

7.50% (1)	07/13/35		250,000	197,411

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/25	BRL	500,000	92,209

10.00%	01/01/27	BRL	530,000	95,730

Brazilian Government International Bond

3.88%	06/12/30		200,000	168,730

5.00%	01/27/45		200,000	144,620

CSN Resources S.A.

4.63% (1)	06/10/31		200,000	134,120

Globo Communicacoes Part

5.50% (1)	01/14/32		200,000	152,711

MV24 Capital B.V.

6.75% (1)	06/01/34		177,780	147,397

Total Brazil

(Cost: $1,360,993)				1,132,928

Chile — 2.4%

Chile Government International Bond

2.55%	07/27/33		250,000	186,625

2.75%	01/31/27		250,000	224,717

3.10%	05/07/41		315,000	208,782

3.50%	01/31/34		400,000	323,400

Total Chile

(Cost: $1,078,407)				943,524

Issues	Maturity Date	Principal Amount	Value

China — 0.3% (Cost: $170,092)

Tencent Holdings, Ltd.

3.93% (2)	01/19/38	$200,000	$136,489

Colombia — 2.0%

Banco GNB Sudameris S.A.

7.50% (U.S. 5-year Treasury Constant Maturity Rate + 6.660%) (1),(3)	04/16/31	150,000	102,425

Colombia Government International Bond

3.13%	04/15/31	350,000	242,620

4.13%	02/22/42	400,000	225,819

Ecopetrol S.A.

4.63%	11/02/31	46,000	31,887

Gran Tierra Energy, Inc.

7.75% (2)	05/23/27	200,000	155,260

Total Colombia

(Cost: $948,169)			758,011

Dominican Republic — 2.3%

Dominican Republic International Bond

4.50% (1)	01/30/30	300,000	241,562

4.88% (1)	09/23/32	245,000	189,692

5.50% (1)	02/22/29	150,000	131,533

6.00% (2)	07/19/28	350,000	320,690

Total Dominican Republic

(Cost: $950,430)			883,477

Ecuador — 0.6%

Ecuador Government International Bond

2.50% (1)	07/31/35	145,458	53,867

5.50% (2)	07/31/30	308,233	164,951

Total Ecuador

(Cost: $347,522)			218,818

Egypt — 0.8%

Egypt Government International Bond

7.05% (1)	01/15/32	200,000	127,464

7.30% (2)	09/30/33	275,000	172,219

Total Egypt

(Cost: $446,322)			299,683

El Salvador — 0.4%

El Salvador Government International Bond

6.38% (2)	01/18/27	135,000	53,838

7.12% (2)	01/20/50	150,000	51,686

8.25% (2)	04/10/32	95,000	38,475

Total El Salvador

(Cost: $272,160)			143,999

See accompanying Notes to Financial Statements.

30

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Gabon — 0.4% (Cost: $184,856)

Gabon Government International Bond

6.63% (2)	02/06/31	$200,000	$140,820

Guatemala — 1.3%

CT Trust

5.13% (2)	02/03/32	200,000	160,860

Guatemala Government Bond

3.70% (1)	10/07/33	200,000	152,536

5.25% (2)	08/10/29	200,000	184,860

Total Guatemala

(Cost: $517,070)			498,256

Hungary — 0.5% (Cost: $197,584)

Hungary Government International Bond

5.25% (1)	06/16/29	200,000	184,259

India — 1.4%

Adani Green Energy, Ltd.

4.38% (2)	09/08/24	200,000	151,000

Greenko Power II, Ltd.

4.30% (2)	12/13/28	195,500	151,024

India Airport Infra

6.25% (2)	10/25/25	250,000	221,690

Total India

(Cost: $551,459)			523,714

Indonesia — 4.2%

Freeport Indonesia PT

5.32% (1)	04/14/32	200,000	168,380

Indonesia Asahan Aluminium Persero PT

4.75% (1)	05/15/25	225,000	216,000

5.45% (1)	05/15/30	200,000	177,720

Perusahaan Penerbit SBSN Indonesia III

2.55% (2)	06/09/31	200,000	160,660

3.80% (1)	06/23/50	250,000	177,272

4.15% (2)	03/29/27	200,000	190,478

4.40% (1)	06/06/27	200,000	191,360

4.70% (1)	06/06/32	200,000	187,750

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.88% (2)	07/17/49	200,000	134,562

Total Indonesia

(Cost: $1,873,893)			1,604,182

Iraq — 0.8% (Cost: $331,866)

Iraq International Bond

5.80% (2)	01/15/28	343,750	293,734

Israel — 1.1%

Bank Leumi Le-Israel BM

5.13% (2)	07/27/27	200,000	195,204

Issues	Maturity Date	Principal Amount		Value

Israel (Continued)

Energean Israel Finance, Ltd.

4.88% (2)	03/30/26		$25,000	$22,563

5.38% (2)	03/30/28		45,000	39,703

5.88% (2)	03/30/31		189,300	160,905

Total Israel

(Cost: $455,037)				418,375

Ivory Coast — 0.3%

Ivory Coast Government International Bond

4.88% (1)	01/30/32	EUR	100,000	69,728

6.88% (1)	10/17/40	EUR	100,000	66,467

Total Ivory Coast

(Cost: $209,196)				136,195

Jordan — 0.5% (Cost: $194,325)

Jordan Government International Bond

7.75% (1)	01/15/28		200,000	194,660

Kazakhstan — 0.7%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33		200,000	135,500

Tengizchevroil Finance Co. International, Ltd.

3.25% (2)	08/15/30		200,000	137,050

Total Kazakhstan

(Cost: $346,694)				272,550

Mexico — 6.1%

America Movil SAB de CV

5.38% (1)	04/04/32		200,000	169,880

Banco Mercantil del Norte S.A.

5.88% (U.S. 5 year Treasury Constant Maturity Rate + 4.643%) (1),(3),(4)	12/31/99		200,000	152,963

7.50% (U.S. 10-year Treasury Constant Maturity Rate + 5.470%) (1),(3),(4)	06/27/29		200,000	156,416

Cemex SAB de CV

5.13% (U.S. 5-year Treasury Constant Maturity Rate + 4.534%) (1),(3),(4)	12/31/99		200,000	165,110

Comision Federal de Electricidad

6.26% (2)	02/15/52		200,000	149,020

Electricidad Firme de Mexico Holdings SA de CV

4.90% (1)	11/20/26		200,000	161,000

Mexico Government International Bond

4.50%	04/22/29		200,000	186,500

4.88%	05/19/33		600,000	530,550

Petroleos Mexicanos

5.35%	02/12/28		167,000	133,388

6.63%	06/15/35		112,000	77,515

See accompanying Notes to Financial Statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

6.70%	02/16/32	$175,000	$132,634

6.84%	01/23/30	225,000	179,730

United Mexican States

3.50%	02/12/34	200,000	153,300

Total Mexico

(Cost: $2,595,182)			2,348,006

Mozambique — 0.3% (Cost: $138,923)

Mozambique International Bond

5.00% (2)	09/15/31	200,000	136,246

Nigeria — 0.7% (Cost: $391,831)

Nigeria Government International Bond

6.13% (1)	09/28/28	400,000	264,240

Oman — 2.7%

Oman Government International Bond

5.63% (2)	01/17/28	200,000	191,340

6.00% (2)	08/01/29	400,000	381,500

6.25% (1)	01/25/31	300,000	287,610

OQ SAOC

5.13% (2)	05/06/28	200,000	181,068

Total Oman

(Cost: $1,101,016)			1,041,518

Pakistan — 0.2% (Cost: $240,952)

Pakistan Government International Bond

6.88% (2)	12/05/27	235,000	75,576

Panama — 2.1%

Panama Government International Bond

3.16%	01/23/30	200,000	163,660

3.88%	03/17/28	400,000	363,455

Republic of Panama

6.70%	01/26/36	300,000	293,520

Total Panama

(Cost: $912,579)			820,635

Paraguay — 0.4% (Cost: $183,931)

Paraguay Government International Bond

2.74% (2)	01/29/33	200,000	150,108

Peru — 1.8%

Peruvian Government International Bond

2.78%	01/23/31	130,000	102,986

3.00%	01/15/34	815,000	611,576

Total Peru

(Cost: $856,572)			714,562

Philippines — 1.6%

Philippine Government International Bond

3.20%	07/06/46	200,000	132,660

3.56%	09/29/32	200,000	172,100

Issues	Maturity Date	Principal Amount		Value

Philippines (Continued)

5.95%	10/13/47		$200,000	$196,947

6.38%	10/23/34		100,000	103,598

Total Philippines

(Cost: $643,158)				605,305

Qatar — 2.8%

Qatar Energy

1.38% (2)	09/12/26		425,000	373,998

2.25% (1)	07/12/31		200,000	160,000

Qatar Government International Bond

3.75% (1)	04/16/30		600,000	558,960

Total Qatar

(Cost: $1,230,690)				1,092,958

Romania — 0.9%

Romanian Government International Bond

3.00% (1)	02/27/27		338,000	291,187

3.00% (1)	02/14/31		100,000	74,359

Total Romania

(Cost: $418,317)				365,546

Saudi Arabia — 3.0%

KSA Sukuk, Ltd.

5.27% (1)	10/25/28		400,000	402,950

Saudi Arabian Oil Co.

2.25% (2)	11/24/30		400,000	316,000

3.50% (2)	04/16/29		200,000	177,800

Saudi Government International Bond

3.63% (2)	03/04/28		300,000	279,706

Total Saudi Arabia

(Cost: $1,249,854)				1,176,456

Senegal — 0.5% (Cost: $225,251)

Senegal Government International Bond

5.38% (1)	06/08/37	EUR	300,000	182,351

South Africa — 2.7%

Eskom Holdings SOC, Ltd.

6.35% (2)	08/10/28		200,000	180,192

8.45% (2)	08/10/28		400,000	351,960

Republic of South Africa Government International Bond

4.85%	09/30/29		400,000	341,040

5.88%	04/20/32		200,000	171,682

Total South Africa

(Cost: $1,104,550)				1,044,874

Sri Lanka — 0.1% (Cost: $119,250)

Sri Lanka Government International Bond

6.20% (2),(5)	05/11/27		200,000	44,500

See accompanying Notes to Financial Statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2022

Issues	Maturity Date	Principal Amount	Value

Thailand — 0.4% (Cost: $205,632)

GC Treasury Centre Co.

5.20% (1)	03/30/52	$200,000	$142,680

Turkey — 0.5% (Cost: $181,668)

Turkey Government International Bond

4.88%	04/16/43	325,000	191,344

United Arab Emirates — 2.6%

Abu Dhabi Government International Bond

1.63% (2)	06/02/28	400,000	339,800

DP World Salaam

6.00% (U.S. 5-year Treasury Constant Maturity Rate + 5.750%) (2),(3),(4)	10/01/25	200,000	194,420

Galaxy Pipeline Assets Bidco, Ltd.

2.63% (1)	03/31/36	600,000	457,009

Total United Arab Emirates

(Cost: $1,134,390)			991,229

Venezuela — 0.3%

Venezuela Government International Bond

9.25% (5),(6)	09/15/27	550,000	42,625

9.25% (2),(5),(6)	05/07/28	787,000	60,993

Total Venezuela

(Cost: $413,469)			103,618

Total Fixed Income Securities

(Cost: $25,084,945)			21,374,570

		Shares

COMMON STOCK — 38.7%

Argentina — 1.1% (Cost: $263,245)

MercadoLibre, Inc. (7)		470	423,761

Brazil — 5.2%

CCR S.A.		165,000	407,528

CPFL Energia S.A.		40,000	270,008

Engie Brasil Energia S.A.		39,000	298,933

Pet Center Comercio e Participacoes S.A.		87,000	145,242

Petroleo Brasileiro S.A.		39,000	247,204

Sendas Distribuidora S.A.		75,000	283,291

Tres Tentos Agroindustrial S.A.		143,000	345,560

Total Brazil

(Cost: $2,008,851)			1,997,766

China — 11.7%

BYD Co., Ltd.		6,505	145,729

CanSino Biologics, Inc.		19,000	176,691

China Longyuan Power Group Corp. Ltd.		70,000	170,142

China Shenhua Energy Co., Ltd. — Class H		60,000	157,837

Issues	Shares	Value

China (Continued)

China State Construction Engineering Corp., Ltd.	$260,000	$169,211

Contemporary Amperex Technology Co., Ltd.	6,284	322,493

Daqin Railway Co., Ltd.	200,000	175,654

Fujian Funeng Co., Ltd.	120,000	175,924

Galaxy Entertainment Group, Ltd. (7)	37,000	169,036

Henan Shenhuo Coal & Power Co., Ltd.	85,000	163,394

Huaibei Mining Holdings Co., Ltd.	95,000	169,601

JD.com, Inc.	8,300	151,143

Koolearn Technology Holding, Ltd. (7)	17,000	82,403

Kweichow Moutai Co., Ltd.	500	92,677

Ping An Insurance Group Co. of China, Ltd. — Class H	102,500	410,337

Pylon Technologies Co., Ltd.	4,700	198,661

Shanxi Lu’an Environmental Energy Development Co., Ltd.	59,357	136,770

Shenzhen SC New Energy Technology Corp.	9,000	167,383

Sichuan Road & Bridge Co., Ltd.	119,927	185,276

Sinotrans, Ltd.	510,000	248,061

Swire Pacific, Ltd.	26,000	172,467

Tianqi Lithium Corp. (7)	13,974	182,941

Tianqi Lithium Corp. (7)	21,000	171,214

Wuxi Lead Intelligent Equipment Co., Ltd.	22,000	151,258

Yunnan Energy New Material Co., Ltd.	7,400	150,076

Total China

(Cost: $5,197,515)		4,496,379

France — 1.3% (Cost: $260,931)

Hermes International	400	517,807

Greece — 0.6% (Cost: $189,025)

Mytilineos S.A.	14,000	234,779

India — 3.2%

Apollo Hospitals Enterprise, Ltd.	4,600	250,761

Avenue Supermarts, Ltd. (7)	4,705	245,912

Coal India, Ltd.	90,000	267,410

Jindal Steel & Power Ltd (7)	47,000	261,097

Persistent Systems, Ltd.	5,000	223,222

Total India

(Cost: $1,095,153)		1,248,402

Indonesia — 1.3%

Adaro Energy Tbk PT	1,039,800	265,272

Indo Tambangraya Megah Tbk PT	86,000	247,737

Total Indonesia

(Cost: $425,813)		513,009

See accompanying Notes to Financial Statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Poland — 0.8% (Cost: $295,441)

Dino Polska S.A. (7)	4,700	$306,957

Russia — 0.0%

Magnitogorsk Iron & Steel Works PJSC (6),(7)	580,000	857

Yandex NV (6),(7)	24,400	1,101

Total Russia

(Cost: $1,370,247)		1,958

Singapore — 1.8%

City Developments, Ltd.	49,000	264,282

Sembcorp Industries, Ltd.	130,100	267,535

Yangzijiang Shipbuilding Holdings, Ltd.	200,000	169,599

Total Singapore

(Cost: $703,338)		701,416

South Africa — 3.7%

Clicks Group, Ltd.	34,500	584,308

Discovery, Ltd.(7)	28,500	186,325

Exxaro Resources, Ltd.	23,000	256,172

MultiChoice Group	59,000	385,350

Total South Africa

(Cost: $1,647,139)		1,412,155

South Korea — 2.1%

GS Holdings Corp.	8,300	267,721

HD Hyundai Co., Ltd.	6,156	262,795

KT Corp. (SP ADR)	20,300	258,013

Total South Korea

(Cost: $836,094)		788,529

Taiwan — 4.6%

Alchip Technologies, Ltd.	14,900	298,385

E Ink Holdings, Inc.	77,000	489,271

eMemory Technology, Inc.	5,700	189,009

Taiwan Semiconductor Manufacturing Co., Ltd.	66,590	800,559

Total Taiwan

(Cost: $1,632,589)		1,777,224

Thailand — 0.7% (Cost: $263,552)

Central Pattana PCL	145,000	261,922

Turkey — 0.3% (Cost: $98,282)
Turkcell Iletisim Hizmetleri A.S.	90,000	124,297

United States — 0.3% (Cost: $147,583)
Samsonite International S.A. (7)	59,942	128,779

Total Common Stock

(Cost: $16,434,798)		14,935,140

Issues	Shares	Value

PREFERRED STOCK — 1.2%

South Korea — 1.2%

Hyundai Motor Co.	4,700	$262,942
Samsung Electronics Co., Ltd.	5,500	205,545

Total South Korea

(Cost: $502,368)		468,487

Total Preferred Stock

(Cost: $502,368)		468,487

PURCHASED OPTIONS (8) (0.0%) (Cost: $36,133)		18,472

MONEY MARKET INVESTMENTS — 8.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.01% (9)	3,301,930	3,301,930

Total Money Market Investments

(Cost: $3,301,930)		3,301,930

Total Investments (104.0%)

(Cost: $45,360,174)		40,098,599

Liabilities In Excess Of Other Assets (-4.0%)		(1,542,970)

Total Net Assets (100.0%)		$38,555,629

See accompanying Notes to Financial Statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2022

Purchased Options — OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
CURRENCY OPTIONS
EUR Put / USD Call	Goldman Sachs	EUR 0.97	1/5/23	1,300,000	$1,300,000	$12,847	$24,246	$(11,399)

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
U.S. Treasury 10-Year Future Option	$117.50	12/23/22	45	$45,000	$5,625	$11,887	$(6,262)

Written Options — OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
EUR Put / USD Call	Goldman Sachs	EUR 0.90	1/5/23	(1,300,000)	$(1,300,000)	$(1,733)	$(4,753)	$3,020

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (10)
Bank of America N.A.	EUR	263,000	01/06/23	$259,529	$261,406	$(1,877)
Citibank N.A.	EUR	51,000	01/06/23	51,691	50,691	1,000

				$311,220	$312,097	$(877)

See accompanying Notes to Financial Statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
PJSC	Private Joint-Stock Company.
BRL	Brazilian Real.
EUR	Euro Currency.
USD	U.S. Dollar.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2022, the value of these securities amounted to $7,436,889 or 19.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2022, the value of these securities amounted to $7,488,955 or 19.4% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2022.
(4)	Perpetual maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(7)	Non-income producing security.
(8)	See options table for description of purchased options.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2022.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Sector	October 31, 2022

Sector	Percentage of Net Assets
Agriculture	0.9%
Apparel	1.7
Auto Manufacturers	1.1
Auto Parts & Equipment	0.8
Banks	1.6
Beverages	0.2
Biotechnology	0.5
Building Materials	0.4
Chemicals	1.7
Coal	3.9
Commercial Services	1.8
Computers	0.6
Distribution &Wholesale	0.7
Electric	6.6
Electrical Components & Equipment	0.4
Electronics	1.3
Energy-Alternate Sources	0.9
Engineering & Construction	1.5
Entertainment	1.0
Food	2.1
Foreign Government Bonds	35.9
Health Care-Services	0.7
Holding Companies — Diversified	0.4
Insurance	1.5
Internet	1.8
Iron & Steel	1.0
Lodging	1.1
Machinery-Diversified	0.4
Media	0.4
Mining	1.9
Oil & Gas	8.6
Pipelines	1.7
Real Estate	0.7
Retail	1.9
Semiconductors	3.9
Shipbuilding	0.4
Telecommunications	1.9
Transportation	1.5
Money Market Investments	8.6

Total	104.0%

See accompanying Notes to Financial Statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2022

Country	Percentage of Net Assets
Angola	0.6%
Argentina	1.7
Bahrain	1.5
Benin	0.2
Brazil	8.0
Chile	2.4
China	11.9
Colombia	2.0
Dominican Republic	2.3
Ecuador	0.6
Egypt	0.8
El Salvador	0.4
France	1.3
Gabon	0.4
Greece	0.6
Guatemala	1.3
Hungary	0.5
India	4.5
Indonesia	5.5
Iraq	0.8
Israel	1.1
Ivory Coast	0.4
Jordan	0.5
Kazakhstan	0.7
Mexico	6.1
Mozambique	0.4
Nigeria	0.7
Oman	2.7
Pakistan	0.2
Panama	2.1
Paraguay	0.4
Peru	1.9
Philippines	1.6
Poland	0.8
Qatar	2.8
Romania	0.9
Russia	0.0
Saudi Arabia	3.1
Senegal	0.5
Singapore	1.8
South Africa	6.4
South Korea	3.3
Sri Lanka	0.1
Taiwan	4.6
Thailand	1.0
Turkey	0.8
United Arab Emirates	2.6
United States	8.9
Venezuela	0.3

Total	104.0%

See accompanying Notes to Financial Statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2022

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$607,009	$—	$607,009
Building Materials	—	165,110	—	165,110
Chemicals	—	142,680	—	142,680
Commercial Services	—	194,420	—	194,420
Electric	—	1,127,734	—	1,127,734
Energy-Alternate Sources	—	151,024	—	151,024
Engineering & Construction	—	221,690	—	221,690
Foreign Government Bonds	—	13,730,742	103,618	13,834,360
Internet	—	136,489	—	136,489
Iron & Steel	—	134,120	—	134,120
Media	—	152,711	—	152,711
Mining	—	562,100	—	562,100
Oil & Gas	—	2,812,564	—	2,812,564
Pipelines	—	654,421	—	654,421
Telecommunications	—	330,740	—	330,740
Transportation	—	147,398	—	147,398

Total Fixed Income Securities	—	21,270,952	103,618	21,374,570

Preferred Stock
Auto Manufacturers	—	262,942	—	262,942
Semiconductors	—	205,545	—	205,545

Total Preferred Stock	—	468,487	—	468,487

Common Stock
Agriculture	345,560	—	—	345,560
Apparel	—	646,586	—	646,586
Auto Manufacturers	—	145,729	—	145,729
Auto Parts & Equipment	—	322,493	—	322,493
Beverages	—	92,677	—	92,677
Biotechnology	176,691	—	—	176,691
Chemicals	354,155	150,075	—	504,230
Coal	594,848	905,952	—	1,500,800
Commercial Services	489,931	—	—	489,931
Computers	—	223,222	—	223,222
Distribution &Wholesale	283,291	—	—	283,291
Electric	915,008	502,314	—	1,417,322
Electrical Components & Equipment	—	151,258	—	151,258
Electronics	—	489,271	—	489,271
Energy-Alternate Sources	198,661	—	—	198,661
Engineering & Construction	169,210	185,276	—	354,486
Entertainment	385,350	—	—	385,350
Food	—	820,590	—	820,590
Health Care-Services	—	250,761	—	250,761
Holding Companies — Diversified	—	172,467	—	172,467
Insurance	—	596,662	—	596,662
Internet	423,761	151,143	1,101	576,005

See accompanying Notes to Financial Statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary (Continued)	October 31, 2022

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Iron & Steel	$261,097	$—	$857	$261,954
Lodging	—	433,318	—	433,318
Machinery-Diversified	167,383	—	—	167,383
Mining	163,394	—	—	163,394
Oil & Gas	247,204	262,795	—	509,999
Real Estate	261,922	—	—	261,922
Retail	729,550	—	—	729,550
Semiconductors	—	1,287,953	—	1,287,953
Shipbuilding	169,599	—	—	169,599
Telecommunications	258,013	124,297	—	382,310
Transportation	248,061	175,654	—	423,715

Total Common Stock	6,842,689	8,090,493	1,958	14,935,140

Purchased Options	5,625	12,847	—	18,472

Money Market Investments	3,301,930	—	—	3,301,930

Total Investments	$10,150,244	$29,842,779	$105,576	$40,098,599

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	1,000	—	1,000

Total	$10,150,244	$29,843,779	$105,576	$40,099,599

Liability Derivatives
Written Options
Foreign Currency Risk	$—	$(1,733)	$—	$(1,733)
Forward Currency Contracts
Foreign Currency Risk	—	(1,877)	—	(1,877)

Total	$—	$(3,610)	$—	$(3,610)

See accompanying Notes to Financial Statements.

40

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2022

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
ASSETS
Investments, at Value (1)	$4,456,827	$4,000,582,020		$138,109,329	$40,098,599
Foreign Currency, at Value (2)	180	1,632,033		832,621	60,709
Cash	—	62,500		—	—
Receivable for Securities Sold	925,165	41,669,004		—	4,079,372
Receivable for Fund Shares Sold	—	8,743,412		62,747	—
Interest and Dividends Receivable	2,900	54,450,221		2,854,490	326,846
Foreign Tax Reclaims Receivable	256	—		—	3,354
Receivable from Investment Advisor	20,785	74,493		29,075	24,651
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	302,240		591,972	1,000
Cash Collateral Held for Brokers	—	2,640,000		—	—
Prepaid Expenses	18,123	135,800		42,707	17,823

Total Assets	5,424,236	4,110,291,723		142,522,941	44,612,354

LIABILITIES
Distributions Payable	—	16,230,915		292,076	—
Payable for Securities Purchased	1,185,356	151,294,060		—	5,785,660
Payable for Fund Shares Redeemed	—	8,171,733		136,661	59,446
Accrued Capital Gain Withholding Taxes	4,917	—		3,352	9,221
Accrued Directors’ Fees and Expenses	11,634	11,634		11,634	11,634
Deferred Accrued Directors’ Fees and Expenses	1,587	1,587		1,587	1,587
Accrued Management Fees	2,897	2,523,119		90,821	30,222
Accrued Distribution Fees	273	83,589		8,298	821
Options Written, at Value	—	330,988	(3)	—	1,733	(3)
Collateral Pledged by Brokers	—	1,760,000		—	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	394,746		536,625	1,877
Transfer Agent Fees Payable	3,159	1,463,926		44,359	20,481
Administration Fee Payable	7,748	328,797		18,958	11,911
Audit Fees Payable	23,135	43,410		26,812	31,617
Accounting Fees Payable	1,229	227,473		8,400	3,558
Custodian Fees Payable	28,812	139,839		80,173	67,709
Legal Fees Payable	202	34,856		1,310	539
Other Accrued Expenses	9,818	436,006		23,012	18,709

Total Liabilities	1,280,767	183,476,678		1,284,078	6,056,725

NET ASSETS	$4,143,469	$3,926,815,045		$141,238,863	$38,555,629

See accompanying Notes to Financial Statements.

41

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2022

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$5,649,762	$6,715,070,371	$218,651,605	$50,484,000
Accumulated Earnings (Loss)	(1,506,293)	(2,788,255,326)	(77,412,742)	(11,928,371)

NET ASSETS	$4,143,469	$3,926,815,045	$141,238,863	$38,555,629

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$2,893,075	$2,500,688,975	$101,529,872	$34,757,802

N Class Share	$1,250,394	$390,155,469	$39,708,991	$3,797,827

Plan Class Share	$—	$1,035,970,601	$—	$—

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	390,720	440,959,336	15,629,338	4,187,022

N Class Share	167,942	53,288,544	6,127,727	462,400

Plan Class Share	—	182,801,002	—	—

NET ASSET VALUE PER SHARE: (5)
I Class Share	$7.40	$5.67	$6.50	$8.30

N Class Share	$7.45	$7.32	$6.48	$8.21

Plan Class Share	$—	$5.67	$—	$—

(1)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2022 was $4,826,380, $4,677,126,116, $159,870,111 and $45,360,174, respectively.

(2)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2022 was $181, $1,632,859, $842,842 and $61,117, respectively.

(3)	Premium received for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2022 was $907,681 and $4,753, respectively.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

42

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2022

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$197,572	(1)	$—	$—		$1,148,045	(1)
Interest	—		308,940,984	10,262,421	(2)	1,493,375	(2)

Total	197,572		308,940,984	10,262,421		2,641,420

Expenses:
Management Fees	45,032		41,112,363	1,398,052		535,785
Accounting Services Fees	2,220		437,344	16,358		6,100
Administration Fees	13,511		635,486	35,539		20,505
Transfer Agent Fees:
I Class	6,230		3,928,828	100,834		42,500
N Class	6,243		614,751	52,614		12,991
Plan Class	—		209,778	—		—
Custodian Fees	52,986		284,909	156,661		124,141
Professional Fees	33,516		176,185	45,639		47,291
Directors’ Fees and Expenses	46,667		46,667	46,667		46,667
Registration Fees:
I Class	17,245		56,926	24,608		18,069
N Class	17,245		28,636	23,387		18,077
Plan Class	—		55,250	—		—
Distribution Fees:
N Class	4,272		1,205,077	96,564		13,615
Compliance Expense	6,328		6,328	6,328		6,328
Shareholder Reporting Expense	1,143		28,576	4,365		2,423
Other	11,791		563,597	30,265		18,375

Total	264,429		49,390,701	2,037,881		912,867

Less Expenses Borne by Investment Advisor:
I Class	134,767		1,811,832	247,143		252,993
N Class	72,770		1,073,652	186,907		53,672
Plan Class	—		595,608	—		—

Net Expenses	56,892		45,909,609	1,603,831		606,202

Net Investment Income	140,680		263,031,375	8,658,590		2,035,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(1,136,565	) (3)	(1,247,212,013)	(35,201,155)		(7,070,041	) (3)
Foreign Currency	(29,647)		(409,516)	(711,199)		(182,763)
Foreign Currency Forward Contracts	33		6,532,802	(3,095,767)		28,927
Futures Contracts	—		485,133	4,278		2,235
Swap Agreements	—		3,719,992	—		10,282
Change in Unrealized (Depreciation) on:
Investments	(2,159,887	) (4)	(541,721,359)	(13,179,306	) (4)	(20,312,225	) (4)
Foreign Currency	(2,595)		94,412	(72,256)		(8,938)
Foreign Currency Forward Contracts	—		(2,772,613)	477,380		(12,963)
Futures contracts	—		(767,718)	—		(3,089)
Options Written	—		576,693	—		3,020
Swap Agreements	—		(2,607,610)	—		(9,575)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(3,328,661)		(1,784,081,797)	(51,778,025)		(27,555,130)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,187,981)		$(1,521,050,422)	$(43,119,435)		$(25,519,912)

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund were $19,497 and $117,129, respectively.
(2)	Net of foreign taxes withheld of $87,400 and $265 for the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(3)	Net of capital gain withholding taxes of $15,167 and $152,563 for the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(4)

Net of capital gain withholding taxes of $4,917, $1,121 and $9,221 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

See accompanying Notes to Financial Statements.

43

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$140,680	$39,189	$263,031,375	$324,179,008
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(1,166,179)	1,058,929	(1,236,883,602)	94,738,229
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written, Foreign Currency Transactions and Swap Agreements	(2,162,482)	27,753	(547,198,195)	(160,381,400)

Increase (Decrease) in Net Assets Resulting from Operations	(3,187,981)	1,125,871	(1,521,050,422)	258,535,837

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(449,659)	(8,519)	(228,258,436)	(343,231,435)
Return of Capital	—	—	(22,694,796)	(15,575,053)

Total Distributions to Shareholders	(449,659)	(8,519)	(250,953,232)	(358,806,488)

NET CAPITAL SHARE TRANSACTIONS
I Class	301,064	33,504	(1,075,983,840)	(1,136,294,277)
N Class	53,381	100,948	(289,669)	298,150,055
Plan Class	—	—	(488,386,713)	1,573,919,777

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	354,445	134,452	(1,564,660,222)	735,775,555

Increase (Decrease) in Net Assets	(3,283,195)	1,251,804	(3,336,663,876)	635,504,904
NET ASSETS
Beginning of year	7,426,664	6,174,860	7,263,478,921	6,627,974,017

End of year	$4,143,469	$7,426,664	$3,926,815,045	$7,263,478,921

See accompanying Notes to Financial Statements.

44

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
OPERATIONS
Net Investment Income	$8,658,590	$10,335,450	$2,035,218	$1,567,643
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(39,003,843)	(5,019,467)	(7,211,360)	13,265,988
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written, Foreign Currency Transactions and Swap Agreements	(12,774,182)	(3,804,860)	(20,343,770)	(3,357,968)

Increase (Decrease) in Net Assets Resulting from Operations	(43,119,435)	1,511,123	(25,519,912)	11,475,663

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(2,830,965)	(6,333,475)	(3,961,910)	(1,350,163)
Return of Capital	(3,893,084)	—	—	—

Total Distributions to Shareholders	(6,724,049)	(6,333,475)	(3,961,910)	(1,350,163)

NET CAPITAL SHARE TRANSACTIONS
I Class	(58,769,672)	10,863,518	(14,247,647)	(17,784,910)
N Class	10,286,694	15,515,390	(1,070,744)	(2,174,933)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(48,482,978)	26,378,908	(15,318,391)	(19,959,843)

Increase (Decrease) in Net Assets	(98,326,462)	21,556,556	(44,800,213)	(9,834,343)
NET ASSETS
Beginning of year	239,565,325	218,008,769	83,355,842	93,190,185

End of year	$141,238,863	$239,565,325	$38,555,629	$83,355,842

See accompanying Notes to Financial Statements.

45

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. The Fund generally invests in at least four emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of an issuer, and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies or financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, a developing market country. The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in derivative instruments.
Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

46

TCW Funds, Inc.

October 31, 2022

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Emerging Markets Income Fund, which also offers Plan Class shares. The three classes of a Fund are substantially the same except that the Class N shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

The Advisor, as the valuation designee, uses a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model was utilized each trading day and was not dependent on certain thresholds or triggers.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value

47

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the

48

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

49

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW DEVELOPING MARKETS EQUITY FUND

	COMMON STOCK
Balance as of October 31, 2021	$—
Accrued Discounts (Premiums)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)*	(320,290)
Purchases	39,769
Sales	—
Transfers in to Level 3	280,778	(1)
Transfers out of Level 3	—

Balance as of October 31, 2022	$257

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(320,290) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW EMERGING MARKETS INCOME FUND

FOREIGN GOVERNMENT BONDS
Balance as of October 31, 2021	$17,917,631
Accrued Discounts (Premiums)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)*	(4,737,965)
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of October 31, 2022	$13,179,666

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(4,737,965) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

50

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

TCW EMERGING MARKETS MULTI-ASSET OPPORTUNITIES FUND

	COMMON STOCK		FOREIGN GOVERNMENT BONDS
Balance as of October 31, 2021	$—		$141,369
Accrued Discounts (Premiums)	—		—
Realized Gain (Loss)	—		—
Change in Unrealized Appreciation (Depreciation)*	(2,560,267)		(37,751)
Purchases	—		—
Sales	—		—
Transfers in to Level 3	2,562,225	(1)	—
Transfers out of Level 3	—		—

Balance as of October 31, 2022	$1,958		$103,618

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2022 was $(2,598,018) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2022 are as follows:

Description	Fair Value at 10/31/2022	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Input to Valuation If Input Increases
TCW Developing Markets Equity Fund
Common Stock	$257	Fair Valuation	Last traded price, discounted by 99%	$0.001–$0.045	$0.003	Increase
TCW Emerging Markets Income Fund
Government Issues	$13,179,666	Third-party Vendor	Vendor Prices	$7.750	$7.750	Increase
TCW Emerging Markets Multi-Asset Opportunities Fund
Common Stock	$1,958	Fair Valuation	Last traded price, discounted by 99%	$0.001–$0.045	$0.003	Increase
Government Issues	$103,618	Third-party Vendor	Vendor Prices	$7.75	$7.75	Increase

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other International Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales,

51

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark -to -market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

52

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2022, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Emerging Markets Income Fund

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$—	$—	$2,453,334	$1,093,750	$3,547,084
Forward Contracts	—	—	302,240	—	302,240

Total Value	$—	$—	$2,755,574	$1,093,750	$3,849,324

Liability Derivatives
Forward Contracts	$—	$—	$(394,746)	$—	$(394,746)
Options Written	—	—	(330,988)	—	(330,988)

Total Value	$—	$—	$(725,734)	$—	$(725,734)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$6,532,802	$—	$6,532,802
Futures Contracts	—	264,730	—	220,403	485,133
Investments (2)	—	—	—	(5,796,107)	(5,796,107)
Swap Agreements	3,719,992	—	—	—	3,719,992

Net Realized Gain (Loss)	$3,719,992	$264,730	$6,532,802	$(5,575,704)	$4,941,820

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(2,772,613)	$—	$(2,772,613)
Futures Contracts	—	—	—	(767,718)	(767,718)
Investments (3)	—	—	(2,176,734)	(1,217,584)	(3,394,318)
Options Written	—	—	576,693	—	576,693
Swap Agreements	(2,607,610)	—	—	—	(2,607,610)

Net Change in Appreciation (Depreciation)	$(2,607,610)	$—	$(4,372,654)	$(1,985,302)	$(8,965,566)

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$ —	$ —	$117,461,472	$ —	$117,461,472
Futures Contracts	—	1,980	—	497	2,477
Options Purchased	$ —	$ —	$248,250,000	$15,714,667	$263,964,667
Options Written	$ —	$ —	$248,250,000	$ —	$248,250,000
Swap Agreements	$130,293,764	$ —	$ —	$ —	$130,293,764

53

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Forward Contracts	$—	$—	$591,972	$—	$591,972

Total Value	$—	$—	$591,972	$—	$591,972

Liability Derivatives
Forward Contracts	$—	$—	$(536,625)	$—	$(536,625)

Total Value	$—	$—	$(536,625)	$—	$(536,625)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$(3,095,767)	$—	$(3,095,767)
Futures Contracts	—	4,278	—	—	4,278

Net Realized Gain (Loss)	$—	$4,278	$(3,095,767)	$—	$(3,091,489)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$477,380	$—	$477,380

Net Change in Appreciation (Depreciation)	$—	$—	$477,380	$—	$477,380

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$ —	$ —	$50,225,815	$ —	$50,225,815
Futures	—	32	—	—	32

TCW Emerging Markets Multi-Asset Opportunities Fund

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$—	$—	$12,847	$5,625	$18,472
Forward Contracts	—	—	1,000	—	1,000

Total Value	$—	$—	$13,847	$5,625	$19,472

Liability Derivatives
Forward Contracts	$—	$—	$(1,877)	$—	$(1,877)
Options Written	—	—	(1,733)	—	(1,733)

Total Value	$—	$—	$(3,610)	$—	$(3,610)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$28,927	$—	$28,927
Futures Contracts	—	1,337	—	898	2,235
Investments (2)	—	—	—	(27,046)	(27,046)
Swap Agreements	10,282	—	—	—	10,282

Net Realized Gain (Loss)	$10,282	$1,337	$28,927	$(26,148)	$14,398

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(12,963)	$—	$(12,963)
Futures Contracts	—	—	—	(3,089)	(3,089)
Investments (3)	—	—	(11,399)	(6,262)	(17,661)
Options Written	—	—	3,020	—	3,020
Swap Agreements	(9,575)	—	—	—	(9,575)

Net Change in Appreciation (Depreciation)	$(9,575)	$—	$(21,342)	$(9,351)	$(40,268)

54

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$—	$—	$547,754	$—	$547,754
Futures Contracts	$—	$10	$—	$2	$12
Options Purchased	$—	$—	$1,300,000	$75,000	$1,375,000
Options Written	$—	$—	$1,300,000	$—	$1,300,000
Swap Agreements	$565,409	$—	$—	$—	$565,409

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2022.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

55

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given

56

TCW Funds, Inc.

October 31, 2022

Note 2 — Significant Accounting Policies (Continued)

Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2022:

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America	$—	$(345,637)	$(345,637)	$345,637 (2)	$—
BNP Paribas S.A.	—	(49,109)	(49,109)	—	(49,109)
Citibank N.A.	80,938	—	80,938	—	80,938
Goldman Sachs & Co.	2,592,506	(330,988)	2,261,518	(1,760,000)	501,518
Standard Chartered Bank	82,130	—	82,130	—	82,130

Total	$2,755,574	$(725,734)	$2,029,840	$(1,414,363)	$615,477

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America	$102,333	$(217,954)	$(115,621)	$—	$(115,621)
Barclays Capital	269,204	(106,755)	162,449	—	162,449
BNP Paribas S.A.	123,670	(165,521)	(41,851)	—	(41,851)
Citibank N.A.	—	(10,978)	(10,978)	—	(10,978)
Goldman Sachs & Co.	—	(13,278)	(13,278)	—	(13,278)
JP Morgan Chase Bank	58,979	(16,506)	42,473	—	42,473
Morgan Stanley & Co.	37,786	(5,633)	32,153	—	32,153

Total	$591,972	$(536,625)	$55,347	$—	$55,347

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

57

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America N.A.	$—	$(1,877)	$(1,877)	$—	$(1,877)
Citibank N.A.	1,000	—	1,000	—	1,000
Goldman Sachs & Co.	12,847	(1,733)	11,114	—	11,114

Total	$13,847	$(3,610)	$10,237	$—	$10,237

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2022.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and

58

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2022.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2022.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2022 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no futures contracts outstanding at October 31, 2022.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be

60

TCW Funds, Inc.

October 31, 2022

Note 3 — Portfolio Investments (Continued)

little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2022, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund entered into options to hedge the currency exposure of the Funds.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or

61

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2022, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund used credit default swaps to limit certain credit exposure within each Fund.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

62

TCW Funds, Inc.

October 31, 2022

Note 4 — Risk Considerations (Continued)

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021.Most LIBOR settings were published for the final time on December 31, 2021, although the publication of 1-month, 3-month, and 6-month USD LIBOR was extended until June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:     The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

63

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Foreign and Developing/Emerging Markets Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest. The Funds are also subject to risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, and political changes or diplomatic developments, which can all negatively impact the securities markets and cause a Fund to lose value. As one current example, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, European Union and other countries, which has adversely affected European and global energy and financial markets and thus could affect the value of a Fund’s investments.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The COVID-19 outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. It is difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on the Funds’ investments and result in significant investment losses.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

64

TCW Funds, Inc.

October 31, 2022

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$76,614	$—	$76,614
TCW Emerging Markets Multi-Asset Opportunities Fund	1,376,707	—	1,376,707

At the end of the previous fiscal year ended October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$257,955	$173,036	$430,991
TCW Emerging Markets Local Currency Income Fund	2,194,800	—	2,194,800
TCW Emerging Markets Multi-Asset Opportunities Fund	3,715,182	—	3,715,182

Permanent differences incurred during the year ended October 31, 2022, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$40,400	$(40,400)	$—
TCW Emerging Markets Income Fund	(18,025,485)	18,025,485	—
TCW Emerging Markets Local Currency Income Fund	(5,930,157)	14,626,616	(8,696,459)
TCW Emerging Markets Multi-Asset Opportunities Fund	439,876	(439,876)	—

During the year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$276,623	$173,036	$—	$449,659
TCW Emerging Markets Income Fund	228,258,436	—	22,694,796	250,953,232
TCW Emerging Markets Local Currency Income Fund	2,830,965	—	3,893,084	6,724,049
TCW Emerging Markets Multi-Asset Opportunities Fund	3,961,910	—	—	3,961,910

During the previous fiscal year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$8,519	$—	$—	$8,519
TCW Emerging Markets Income Fund	343,231,435	—	15,575,053	358,806,488
TCW Emerging Markets Local Currency Income Fund	6,333,475	—	—	6,333,475
TCW Emerging Markets Multi-Asset Opportunities Fund	1,350,163	—	—	1,350,163

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At October 31, 2022, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows :

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$230,378	$(658,601)	$(428,223)	$4,885,050
TCW Emerging Markets Income Fund	8,298,292	(728,296,586)	(719,998,294)	4,720,580,314
TCW Emerging Markets Local Currency Income Fund	409,546	(26,499,105)	(26,089,559)	164,198,888
TCW Emerging Markets Multi-Asset Opportunities Fund	1,206,410	(6,802,315)	(5,595,905)	45,694,504

At October 31, 2022, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$1,147,951	$—	$1,147,951
TCW Emerging Markets Income Fund	1,336,151,864	717,620,745	2,053,772,609
TCW Emerging Markets Local Currency Income Fund	31,685,369	19,265,687	50,951,056
TCW Emerging Markets Multi-Asset Opportunities Fund	7,708,926	—	7,708,926

The Funds did not have any unrecognized tax benefits at October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2022. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	0.95	% (1)
N Class	1.15	% (1)
TCW Emerging Markets Income Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
Plan Class	0.77	% (1)
TCW Emerging Markets Local Currency Income Fund
I Class	0.85	% (1)
N Class	0.90	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.00	% (1)
N Class	1.20	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.

66

TCW Funds, Inc.

October 31, 2022

Note 6 — Fund Management Fees and Other Expenses (Continued)

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$17,826,896	$18,050,882	$—	$—
TCW Emerging Markets Income Fund	6,244,793,333	7,803,967,525	—	—
TCW Emerging Markets Local Currency Income Fund	216,952,171	264,464,666	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	134,155,076	152,317,935	—	—

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	72	$549	1,862	$27,500
Shares Issued upon Reinvestment of Dividends	25,395	313,375	459	6,004
Shares Redeemed	(951)	(12,860)	—	—

Net Increase	24,516	$301,064	2,321	$33,504

N Class	Shares	Amount	Shares	Amount
Shares Sold	180	$1,944	7,241	$106,426
Shares Issued upon Reinvestment of Dividends	11,044	136,285	192	2,515
Shares Redeemed	(7,152)	(84,848)	(576)	(7,993)

Net Increase	4,072	$53,381	6,857	$100,948

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Emerging Markets Income Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	216,629,505	$1,474,180,966	254,514,594	$2,100,119,594
Shares Issued upon Reinvestment of Dividends	19,244,065	132,388,695	23,224,316	190,016,307
Shares Redeemed	(394,714,567)	(2,682,553,501)	(418,769,744)	(3,426,430,178)

Net Decrease	(158,840,997)	$(1,075,983,840)	(141,030,834)	$(1,136,294,277)

N Class	Shares	Amount	Shares	Amount
Shares Sold	21,222,788	$186,846,363	36,286,835	$382,971,050
Shares Issued upon Reinvestment of Dividends	2,509,111	22,043,204	1,636,920	17,253,734
Shares Redeemed	(24,289,272)	(209,179,236)	(9,637,238)	(102,074,729)

Net Increase (Decrease)	(557,373)	$(289,669)	28,286,517	$298,150,055

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	51,708,975	$353,620,135	236,700,946	$1,937,124,302
Shares Issued upon Reinvestment of Dividends	4,639,507	31,452,790	3,381,925	27,630,384
Shares Redeemed	(127,362,071)	(873,459,638)	(47,977,217)	(390,834,909)

Net Increase (Decrease)	(71,013,589)	$(488,386,713)	192,105,654	$1,573,919,777

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	4,953,513	$38,450,053	8,138,840	$73,470,198
Shares Issued upon Reinvestment of Dividends	709,095	5,526,890	537,045	4,790,678
Shares Redeemed	(13,661,596)	(102,746,615)	(7,538,724)	(67,397,358)

Net Increase (Decrease)	(7,998,988)	$(58,769,672)	1,137,161	$10,863,518

N Class	Shares	Amount	Shares	Amount
Shares Sold	5,205,699	$37,181,265	2,843,918	$25,653,168
Shares Issued upon Reinvestment of Dividends	175,441	1,344,419	88,058	782,686
Shares Redeemed	(3,936,505)	(28,238,990)	(1,212,557)	(10,920,464)

Net Increase	1,444,635	$10,286,694	1,719,419	$15,515,390

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
I Class	Shares	Amount	Shares	Amount
Shares Sold	59,544	$714,288	378,772	$5,137,434
Shares Issued upon Reinvestment of Dividends	297,095	3,618,611	94,826	1,236,530
Shares Redeemed	(1,831,153)	(18,580,546)	(1,789,062)	(24,158,874)

Net Decrease	(1,474,514)	$(14,247,647)	(1,315,464)	$(17,784,910)

N Class	Shares	Amount	Shares	Amount
Shares Sold	22,044	$235,131	151,065	$2,009,132
Shares Issued upon Reinvestment of Dividends	28,325	343,298	8,747	113,452
Shares Redeemed	(156,631)	(1,649,173)	(323,857)	(4,297,517)

Net Decrease	(106,262)	$(1,070,744)	(164,045)	$(2,174,933)

Note 10 — Affiliate Ownership

As of October 31, 2022, affiliates of the Funds and Advisor owned 99.18% and 13.21% of the net assets of the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

68

TCW Funds, Inc.

October 31, 2022

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2022.

Note 12 — Committed Line of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2022. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncements

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 14 — New Accounting Pronouncements (Continued)

reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

70

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$14.02	$11.86	$10.14	$9.39	$11.17

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.08	0.02	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(6.02)	2.10	1.79	0.69	(1.78)

Total from Investment Operations	(5.76)	2.18	1.81	0.79	(1.72)

Less Distributions:
Distributions from Net Investment Income	(0.53)	(0.02)	(0.09)	(0.04)	(0.06)
Distributions from Net Realized Gain	(0.33)	—	—	—	—

Total Distributions	(0.86)	(0.02)	(0.09)	(0.04)	(0.06)

Net Asset Value per Share, End of year	$7.40	$14.02	$11.86	$10.14	$9.39

Total Return	(43.40)%	18.36%	17.90%	8.46%	(15.51)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,893	$5,133	$4,314	$4,071	$3,750

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	4.39%	3.57%	4.06%	4.88%	3.45%

After Expense Reimbursement	0.95%	1.04%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	2.56%	0.57%	0.15%	1.03%	0.49%

Portfolio Turnover Rate	333.47%	175.10%	148.22%	207.48%	163.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

71

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$14.00	$11.85	$10.14	$9.39	$11.17

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.06	0.02	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(5.95)	2.11	1.78	0.69	(1.78)

Total from Investment Operations	(5.71)	2.17	1.80	0.79	(1.72)

Less Distributions:
Distributions from Net Investment Income	(0.51)	(0.02)	(0.09)	(0.04)	(0.06)
Distributions from Net Realized Gain	(0.33)	—	—	—	—

Total Distributions	(0.84)	(0.02)	(0.09)	(0.04)	(0.06)

Net Asset Value per Share, End of year	$7.45	$14.00	$11.85	$10.14	$9.39

Total Return	(43.10)%	18.29%	17.80%	8.46%	(15.51)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,250	$2,293	$1,861	$1,575	$1,468

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	5.41%	4.39%	5.17%	6.11%	4.51%

After Expense Reimbursement	1.15%	1.18%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	2.35%	0.45%	0.16%	1.03%	0.49%

Portfolio Turnover Rate	333.47%	175.10%	148.22%	207.48%	163.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

72

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$7.87	$7.93	$8.33	$7.77	$8.54

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.35	0.39	0.46	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(2.22)	(0.02)	(0.46)	0.54	(0.83)

Total from Investment Operations	(1.89)	0.33	(0.07)	1.00	(0.40)

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.37)	(0.33)	(0.44)	(0.37)
Distributions from Return of Capital	(0.03)	(0.02)	—	—	—

Total Distributions	(0.31)	(0.39)	(0.33)	(0.44)	(0.37)

Net Asset Value per Share, End of year	$5.67	$7.87	$7.93	$8.33	$7.77

Total Return	(24.47)%	4.04%	(0.69)%	13.13%	(4.85)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,500,689	$4,720,489	$5,877,348	$5,668,552	$4,365,456

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.90%	0.85%	0.85%	0.84%	0.86%

After Expense Reimbursement	0.85%	N/A	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	4.79%	4.23%	4.95%	5.62%	5.33%

Portfolio Turnover Rate	119.10%	150.31%	135.46%	136.47%	149.50%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

73

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$10.16	$10.23	$10.72	$10.00	$11.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.41	0.44	0.49	0.57	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(2.86)	(0.03)	(0.57)	0.69	(1.08)

Total from Investment Operations	(2.45)	0.41	(0.08)	1.26	(0.55)

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.46)	(0.41)	(0.54)	(0.45)
Distributions from Return of Capital	(0.03)	(0.02)	—	—	—

Total Distributions	(0.39)	(0.48)	(0.41)	(0.54)	(0.45)

Net Asset Value per Share, End of year	$7.32	$10.16	$10.23	$10.72	$10.00

Total Return	(24.57)%	3.97%	(0.69)%	12.85%	(5.16)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$390,155	$546,887	$261,520	$320,492	$342,660

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.17%	1.13%	1.14%	1.14%	1.16%

After Expense Reimbursement	0.95%	0.95%	0.98%	1.05%	1.10%

Ratio of Net Investment Income to Average Net Assets	4.72%	4.20%	4.82%	5.41%	5.03%

Portfolio Turnover Rate	119.10%	150.31%	135.46%	136.47%	149.50%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

74

TCW Emerging Markets Income Fund

Financial Highlights — Plan Class

	Year Ended October 31,		March 2, 2020 (Commencement of Operations) through October 31, 2020
	2022	2021
Net Asset Value per Share, Beginning of year	$7.86	$7.93	$8.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.36	0.26
Net Realized and Unrealized Loss on Investments	(2.20)	(0.04)	(0.48)

Total from Investment Operations	(1.87)	0.32	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.37)	(0.19)
Distributions from Return of Capital	(0.03)	(0.02)	—

Total Distributions	(0.32)	(0.39)	(0.19)

Net Asset Value per Share, End of year	$5.67	$7.86	$7.93

Total Return	(24.41)%	4.12%	(2.59	)% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$1,035,971	$1,996,103	$489,106

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.81%	0.80%	0.79	% (3)

After Expense Reimbursement	0.77%	0.77%	0.77	% (3)

Ratio of Net Investment Income to Average Net Assets	4.86%	4.43%	4.96	% (3)

Portfolio Turnover Rate	119.10%	150.31%	135.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period March 2, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Annualized.

See accompanying Notes to Financial Statements.

75

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$8.47	$8.57	$9.17	$8.14	$9.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.37	0.42	0.58	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(2.06)	(0.25)	(0.89)	0.57	(1.19)

Total from Investment Operations	(1.71)	0.12	(0.47)	1.15	(0.66)

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.22)	(0.09)	(0.12)	(0.23)
Distributions from Return of Capital	(0.16)	—	(0.04)	—	(0.27)

Total Distributions	(0.26)	(0.22)	(0.13)	(0.12)	(0.50)

Net Asset Value per Share, End of year	$6.50	$8.47	$8.57	$9.17	$8.14

Total Return	(20.57)%	1.34%	(5.26)%	14.26%	(7.74)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$101,530	$200,019	$192,679	$220,968	$264,754

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.02%	0.96%	0.97%	1.03%	0.95%

After Expense Reimbursement	0.85%	0.85%	0.85%	0.88%	0.00%

Ratio of Net Investment Income to Average Net Assets	4.65%	4.14%	4.90%	6.66%	5.90%

Portfolio Turnover Rate	122.49%	117.18%	135.99%	127.74%	185.72%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

76

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$8.44	$8.55	$9.15	$8.13	$9.29

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.36	0.42	0.57	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.04)	(0.25)	(0.89)	0.57	(1.17)

Total from Investment Operations	(1.70)	0.11	(0.47)	1.14	(0.66)

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.22)	(0.09)	(0.12)	(0.23)
Distributions from Return of Capital	(0.16)	—	(0.04)	—	(0.27)

Total Distributions	(0.26)	(0.22)	(0.13)	(0.12)	(0.50)

Net Asset Value per Share, End of year	$6.48	$8.44	$8.55	$9.15	$8.13

Total Return	(20.66)%	1.30%	(5.28)%	14.14%	(7.75)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$39,709	$39,546	$25,329	$28,011	$47,664

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.38%	1.32%	1.35%	1.40%	1.32%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.92%	0.99%

Ratio of Net Investment Income to Average Net Assets	4.64%	4.05%	4.84%	6.63%	5.78%

Portfolio Turnover Rate	122.49%	117.18%	135.99%	127.74%	185.72%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

77

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$13.39	$12.09	$11.31	$10.39	$11.70

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.22	0.22	0.38	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(4.80)	1.26	0.93	0.69	(1.30)

Total from Investment Operations	(4.44)	1.48	1.15	1.07	(1.05)

Less Distributions:
Distributions from Net Investment Income	(0.65)	(0.18)	(0.37)	(0.15)	(0.26)

Net Asset Value per Share, End of year	$8.30	$13.39	$12.09	$11.31	$10.39

Total Return	(34.64)%	12.30%	10.34%	10.50%	(9.23)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$34,758	$75,793	$84,387	$87,430	$43,338

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.47%	1.29%	1.28%	1.31%	1.34%

After Expense Reimbursement	1.00%	1.00%	1.00%	1.02%	1.23%

Ratio of Net Investment Income to Average Net Assets	3.43%	1.67%	2.01%	3.51%	2.13%

Portfolio Turnover Rate	234.29%	165.68%	164.55%	188.64%	160.85%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

78

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$13.30	$12.01	$11.24	$10.35	$11.66

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.20	0.20	0.28	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(4.81)	1.25	0.92	0.76	(1.31)

Total from Investment Operations	(4.47)	1.45	1.12	1.04	(1.05)

Less Distributions:
Distributions from Net Investment Income	(0.62)	(0.16)	(0.35)	(0.15)	(0.26)

Net Asset Value per Share, End of year	$8.21	$13.30	$12.01	$11.24	$10.35

Total Return	(35.05)%	12.06%	10.08%	10.25%	(9.26)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$3,798	$7,562	$8,803	$11,784	$74,677

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.19%	1.83%	1.80%	1.65%	1.67%

After Expense Reimbursement	1.20%	1.20%	1.20%	1.21%	1.23%

Ratio of Net Investment Income to Average Net Assets	3.27%	1.47%	1.80%	2.64%	2.25%

Portfolio Turnover Rate	234.29%	165.68%	164.55%	188.64%	160.85%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

79

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund (collectively, the “TCW International Funds”) (four of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW International Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2022

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

80

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2022 to October 31, 2022)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$781.90	0.95%	$4.27
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

N Class Shares
Actual	$1,000.00	$786.90	1.15%	$5.18
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$877.90	0.85%	$4.02
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$877.90	0.95%	$4.50
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

Plan Class Shares
Actual	$1,000.00	$879.50	0.77%	$3.65
Hypothetical (5% return before expenses)	1,000.00	1,021.30	0.77%	3.92

81

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2022 to October 31, 2022)
TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$915.40	0.85%	$4.10
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$913.70	0.90%	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$836.90	1.00%	$4.63
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

N Class Shares
Actual	$1,000.00	$832.80	1.20%	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

82

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

83

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

84

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 12, 2022, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2023 through February 5, 2024. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 24, 2022 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 12, 2022 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from

85

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the continuity in management of client assets; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2022. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the

86

TCW Funds, Inc.

Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but six Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five- and three-year periods and third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

87

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, second quintile for the five- and three-year periods and first quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth and fifth quintiles over various periods.

The Select Equities Fund ranked in the fourth quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by negative security selection, primarily in the information technology, healthcare and consumer discretionary sectors. The Board and the Independent Directors also considered the Advisor’s explanation that the underperformance for the one-year period was due to a variety of reasons that can be categorized as realized basis risk, which the Advisor believes, measured over longer periods, tends to decline and that the Fund should be positioned for outperformance going forward.
The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, second quintile for the three-year period and fourth quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and fifth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, third quintile for the three-year period and fifth quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five- and three-year periods and fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund held only modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second quintile for

88

TCW Funds, Inc.

the ten-year period, third quintile for the five-year period and fourth quintile for the three- and one-year periods. The Emerging Markets Local Currency Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period and the fifth quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the third quintile for the five-year period, the fourth quintile for the three-year period and the third quintile for the one-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-year period, fourth quintile for the three-year period and fifth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for the Funds in line with other funds in the universe.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis. It was noted that the Emerging Markets Multi-Asset Opportunities Fund does not have a quintile ranking for management or total expenses because its peer group of three was too small. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

89

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

90

TCW Funds, Inc.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

91

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

92

TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2022:

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$94,421
TCW Emerging Markets Multi-Asset Opportunities Fund	$560,145

The following Fund paid foreign taxes during the year ended October 31, 2022 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$34,664
TCW Emerging Markets Local Currency Income Fund	$87,400
TCW Emerging Markets Multi-Asset Opportunities Fund	$269,033

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2023, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

93

TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2022. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

94

TCW Funds, Inc.

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer (since August 2012), The TCW Group, Inc. (since February 2013), TCW LLC, the Advisor and TCW Asset Management Company LLC, and (since February 2021), TCW Strategic Income Fund, Inc.; Chief Executive Officer (since November 2008), Metropolitan West Asset Management, LLC; President and Principal Executive Officer (since November 2008), Metropolitan West Funds.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

95

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 –December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, (since January 2016), TCW LLC, and (since February 2021), Metropolitan West Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

96

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarINT1021

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2022	2021
$557,289	$525,298

(b)	Audit-Related Fees

For the fiscal years October 31, 2022 and October 31, 2021, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2022	2021
$0	$0

(c)	Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2022	2021
$112,762	$106,292

(d)	All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2022	2021
$17,798	$13,910

Fees were for Passive Foreign Investment Company analysis.

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended October 31, 2022 and October 31, 2021, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2022	2021
$130,560	$120,202

For the twelve month periods ended October 31, 2022 and October 31, 2021, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $652,316 and $709,570, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David B. Lippman
David B. Lippman
President and Chief Executive Officer

Date	December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David B. Lippman
David B. Lippman
President and Chief Executive Officer

Date	December 28, 2022

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	December 28, 2022